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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2007 to April 30, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2008

Classes A, B, C, I, O, Q, R and W

Global Equity Funds

■  ING Global Equity Dividend Fund
■  ING Global Natural Resources Fund
■  ING Global Real Estate Fund
■  ING Global Value Choice Fund

International Equity Funds

■  ING Asia-Pacific Real Estate Fund
■  ING Disciplined International SmallCap Fund
■  ING Emerging Countries Fund
■  ING European Real Estate Fund
■  ING Foreign Fund
■  ING Greater China Fund
■  ING Index Plus International Equity Fund
■  ING International Capital Appreciation Fund
■  ING International Equity Dividend Fund
■  ING International Growth Opportunities Fund
■  ING International Real Estate Fund

■	ING International SmallCap Multi-Manager Fund
(formerly, ING International SmallCap Fund)
■  ING International Value Fund
■  ING International Value Choice Fund
■  ING International Value Opportunities Fund
■  ING Russia Fund

Global and International Fixed-Income Funds

■  ING Emerging Markets Fixed Income Fund
■  ING Global Bond Fund

International Fund-of-Funds

■  ING Diversified International Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

   MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

Recent months have been a challenging time for investors. We have seen a variety of industries — including banking, retailing, real estate, manufacturing and others — announce disappointing earnings which further contributed to overall economic uncertainty and market volatility.

As a result, the confidence of the average investor has been tested. But we should not lose sight of the positives that have emerged: the Federal Reserve responded quickly and diligently to contain the credit crisis. Lawmakers enacted stimulus packages that some economists believe may help strengthen the economy in the second half of the year. And regulators have introduced reforms to improve the mortgage industry.

But, as often happens in these situations, anxiety can cloud sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the “best” 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that — when investing — staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun P. Mathews,
CEO
ING Funds
May 23, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculation based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

Market Perspective:  Six Months Ended April 30, 2008

We entered our new fiscal year with many investors hopeful that central bankers would do what was necessary to loosen the credit squeeze that had taken hold in the months before. But mutually reinforcing financial dislocation and economic weakness, plus the confidence sapping effect of soaring food and energy prices, soon intensified the crisis and drove investors from risk assets. Global equities in the form of the Morgan Stanley Capital International World® Index (“MSCI World® Index”)(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) slumped 11.2% for the half year (the MSCI World® Index slumped 9.37% for the half year, measured in US dollars), falling for five consecutive months before bouncing back in April. Currencies were moved by falling US interest rates (see below) and the flight to safety. The dollar traded at 12-year lows against the yen as “carry trades” were unwound. The euro cruised through the $1.50 level with the European Central Bank (“ECB”) defiantly holding interest rates firm. Only the pound among the major currencies weakened, the UK economy facing challenges roughly similar to the US. For the period, the dollar fell 7.7% and 9.3% against the euro and yen respectively, but recovered 4.1% against the pound.

The Federal Reserve Board’s (the “Fed”) first response to the credit crisis had been to reduce the discount rate (the interest rate at which it will lend to banks), by 125 basis points (1.25%) in August through October. It also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).

But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.

The credit crisis had its roots in the real economy of course, where most statistics remained grim.

In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. By April one measure of house prices had recorded its tenth straight fall at an accelerating rate, while foreclosures surged.

The February, March and April payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross Domestic Product (“GDP”) growth was reported at a wafer-thin 0.6% annualized. By the end of April, one measure of consumer confidence was at a 26-year low.

By early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.

But despite headline inflation at 4.0%, there was now no doubt about the required direction of policy.

On a holiday Monday in January, after Moody’s put the Aaa ratings of monoline insurers on review, major international stock markets sold off by about 6.0%. On Tuesday the Fed acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.

Events took a remarkable turn when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage-backed securities as collateral.

Stock markets globally seemed to take heart from this watershed event and recovered an average of 6.0% in April. It remains to be seen whether this holds in the face of very weak housing and employment conditions, with the price of oil anchored above $100.

For the six-month period as a whole, fixed income returns reflected the flight to safety. U.S. Treasury Bill yields plunged 248 basis points, while 10-year U.S. Treasury Note yields fell by less, 71 basis points, as inflationary concerns persisted. The Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned 4.08%, but the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(3) fell 0.73%.

U.S. equities, represented by the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index(4) including dividends, returned (9.6)% for the six-month period. In addition to the conditions and events described above investors faced dividend cuts by some high-profile names in the financials sector and

Market Perspective:  Six Months Ended April 30, 2008

weighed by that sector, a third consecutive quarter of declining profits.

Internationally the MSCI Japan® Index(5) sank 15.5% in the six months through April as the one source of vibrant growth, exports, faced the twin threats of a slowing world economy and a sharply higher yen, while domestic demand was held back by food and energy costs. The MSCI Europe ex UK® Index(6) fell 14.5% for the six-month period with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992 the ECB was in no mood to reduce interest rates. Add to this declining demand and a soaring euro, and not only financials, but industrials, telecoms and auto companies also suffered. In the UK, the MSCI UK® Index(7) fell 8.0% for the six-month period. The Bank of England cut rates three times, but by just 1/4% each time because of inflation worries. Despite the worst housing downturn since 1992, the UK market did rather less badly than in the rest of Europe. Its 30% weighting in materials and energy actually had positive returns, while the more highly weighted staples sector proved relatively resilient.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V.— the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.43)% compared to the Morgan Stanley Capital International World Indexsm(1) (“MSCI World Indexsm”), which returned (9.37)% for the same period.

Portfolio Specifics: During the period, high-dividend paying stocks underperformed the broad market and thus detracted from the Fund’s results. Asset allocation had a net negative effect for the period, and almost completely offset the positive effect of stock selection. A good portion of the stocks in the portfolio increased their dividends.

The Fund benefited from stock selection within telecoms. Half of the total telecom performance came from Tele Norte Leste Participacoes SA ADR and Deutsche Telekom. The Brazilian phone carrier surged on speculation that its preferred shares would be converted to common stock, facilitating a potential merger. The Fund benefited from our decision to sell Deutsche Telekom in mid-January, before the company announced domestic fixed-line earnings would slide in 2008.

IT was hit hard by global economic slowdown fears and weaker company earnings, and the Fund benefited from its underweight in the sector.

Precision Drilling Trust led energy’s contribution, and was the best performing stock for the Fund. The stock benefited indirectly from rising natural gas prices, better Q4 results and the hope that the Canadian government might lower taxes on such trusts. Petroleo Brasileiros rose as its low reserve replacement ratio improved substantially along with earnings. Rising international oil prices, its emerging market status and Brazil’s credit rating upgrade by S&P helped. In the majors, Total SA and ENI S.p.A. produced positive returns as well as pipeline operator Kinder Morgan.

Financials were weak due to the sub-prime contagion. A notable exception was Taiwanese bank Mega Financial. Banco Santander Central Hispano SA and US Bancorp contributed to results; their earnings solidity was reflected in their dividend increases. Despite other dividend increases in the sector, the overall trend in earnings was down. The worst detractors from results fell foul of big write-downs and record capital increases and also cut their dividends; among them were Citigroup, Inc., RBS, First Horizon National Corp., Washington Mutual and Wachovia Corp. The sector cost the Fund all the accumulated gains from Telecoms and IT.

Telecom Italia S.p.A. RNC and retailer DSG International PLC also returned less to investors. DSG International PLC announced a profit decline early in the period, followed by a later profit warning on weak holiday sales, especially in its PC chain. In March, Telecom Italia S.p.A. RNC accentuated its losses by publishing full year earnings below expectations.

Current Strategy and Outlook: The outlook for the strategy remains positive. We believe investments in quality defensive names will give the Fund downside protection and lower volatility. As the global economy has slowed, the Fund has sold expensive sectors (utilities) or ones where we see limited upside (telecoms) and reduced emerging markets exposure. Reinvestment has emphasized cyclicals, consumer staples and health care. We continue to seek sectors or individual stocks to exploit temporary under valuations that often occur.

(1)	This MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Fortis	1.8%
BP PLC	1.7%
ENI S.p.A.	1.7%
Total SA	1.7%
Citigroup, Inc.	1.5%
GlaxoSmithKline PLC	1.5%
Vivendi	1.5%
Pfizer, Inc.	1.4%
Royal Bank of Scotland Group PLC	1.4%
Bank of America Corp.	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

United States	62.9%
Canada	21.9%
Netherlands	2.7%
Australia	2.3%
Barbados	2.0%
Norway	1.9%
France	1.4%
Brazil	1.1%
Italy	1.0%
South Africa	0.9%
Switzerland	0.9%
United Kingdom	0.9%
Bermuda	0.4%
Other Assets and Liabilities – Net	(0.3)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by James A. Vail, CFA, Portfolio Manager and David Powers, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.51% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) GSSItm Natural Resources Index(2) which returned (9.64)% and 4.54%, respectively, for the same period.

Portfolio Specifics: During the period, commodity prices were buffeted by severe volatility as they attained record levels. Gold and silver hit all-time highs but retreated, as did several other precious metals. Coal and iron ore performed strongly as Asian buyers paid significantly more for the coming fiscal year. Corn, wheat and soy beans hit high levels and then sold off. Oil scarcity is still driving up crude prices as intermediate to long-term supply additions remain uncertain. Prices also are being affected by investors using oil as an inflation hedge, and by speculators.

The Fund underperformed the S&P GSSItm Natural Resources Index for the period, due largely to a net negative allocation effect. A net positive security selection effect offset most but not all of the drag from allocation.

The Fund benefited from its stock selection, particularly in oil and gas drilling and integrated oil and gas. Our directional moves within gold boosted performance. We overweighted gold from November through January as investors sought havens from the financial crisis. We began to underweight gold in March, when it typically has sold off. The Fund’s steel holdings also helped performance.

Stock selection and allocation in oil and gas exploration and production detracted from results. The Fund was also hurt by its overweight and holdings in diversified metals and mining.

Within integrated oil and gas, Petroleo Brasileiro SA ADR and Hess Corp. outperformed as offshore oil and gas discoveries in Brazil sizably increased their resource base. Patterson-UTI Energy, Inc. and Nabors Industries Ltd., oil and gas drilling rig contractors, were top performers as drilling activity and contract sizes stabilized. The Fund’s holdings of Barrick Gold Corp. and Randgold Resources Ltd. ADR benefited from higher gold prices. New demand exceeded production at U.S. Steel, which benefited from the weaker U.S. dollar.

Within diversified metals and mining, First Uranium Corp. suffered from a major pullback in uranium prices and detracted from results. We believe that uranium has long-term potential for electric power generation without producing carbon dioxide. Nickel producer FNX Mining Co., Inc. (“FNX”) was hurt by falling prices and fears of global economic slowdown. We think the stock price reflects near-term negativity and find FNX more attractive. Not owning Chesapeake Energy Corp. and EOG Resources, Inc., two exploration and production companies, detracted from performance.

Current Strategy and Outlook: We believe we are in the middle of a longer and stronger natural resource cycle, driven by advancing industrialization and urbanization in emerging economies and by accelerating infrastructure spending globally. These trends are energy and metal intensive: after a decade of underinvestment, supply cannot meet demand over the short term. Thus, we believe any supply disruption from strikes, mining mishaps or refinery outages should support higher prices.

A prime example of this is the electric power outages in South Africa due to lack of investment. We expect this situation to last for at least three years and to disrupt the country’s exports, particularly gold and platinum. We believe the Fund is well positioned to benefit from these global trends.

Historical, seasonal trends may cause a short-term pause in metal prices and disruption in commodity prices. Nevertheless, we believe the cycle remains intact for longer-term price appreciation. Currently, the Fund is poised to withstand near-term volatility with its overweight in integrated oils and reduced weighting in non-ferrous metals. Going forward, we expect to add to positions in the sectors where we perceive the best outlook.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The S&P GSSItm Natural Resources Index (formerly, known as the Goldman Sachs Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	7.7%
Chevron Corp.	5.8%
ConocoPhillips	4.6%
Apache Corp.	4.0%
Halliburton Co.	3.9%
Occidental Petroleum Corp.	3.8%
Encana Corp.	3.8%
Devon Energy Corp.	3.5%
Canadian Natural Resources Ltd.	3.1%
Schlumberger Ltd.	3.1%

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital application and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (11.45)% compared to the Standard & Poor’s/Citigroup World Property Index(1) (“S&P/Citigroup World Property Index”), which returned (12.90)% for the same period.

Portfolio Specifics: Global property companies generally posted a negative total return for the period as angst about a weakening economy, continuing problems in the credit markets and decelerating earnings growth forecasts have weighed on the stocks. Promising price movements exhibited in the markets in March and April provided some hope that equity markets, including global property stocks, are beginning to firm following proactive moves by the Federal Reserve Bank (the “Fed”), which lowered the federal funds rate by 75 basis points (0.75%) to 2.25% and, separately, provided financial support via a $200 billion lending program to the banking community. The subsequent positive response by equity markets, including real estate investment trusts (“REITs”), helped to advance the argument that the worst of the current credit crunch might be behind us. In the U.S., property companies appear to be finding support after experiencing their most significant correction in nearly a decade (a 35% peak-to-trough correction since the peaking in February of last year, versus past peak-to-trough corrections in the 25% range) with valuations that are the most attractive we have seen in years. We continue to believe that property stocks are well-positioned to manage through the current economic environment, despite headwinds which may persist past mid-year.

Fund outperformance for the period was driven by stock selection and country allocation. Stock selection, which accounted for roughly 60% of the period’s outperformance, was especially strong in the Asia-Pacific region as the Fund maintained its tilt towards conservatively-managed companies, defensive property types, and rock-solid balance sheets. Examples of Fund holdings along these lines include Australian global mall operator Westfield Group, Hong Kong shopping center company the Link Real Estate Investment Trust, and Tokyo office landlord Mitsubishi Estate Co., Ltd., all of which soundly outperformed their respective countries’ average return for the period. Conversely, the Fund is avoiding investments in companies with the opposite characteristics, especially companies with above-average leverage or any prospective refinancing concerns. Country allocation decisions added value as relative performance was helped by overweights to outperforming property markets in the U.S., France, and the Netherlands, combined with an underweight to the underperforming markets of Hong Kong, Germany and Spain.

Current Strategy and Outlook: Debt market turmoil and fears of an economic slowdown have weighed on the markets and the resultant withdrawal of liquidity and de-leveraging across many asset classes has added to a general lack of investor confidence. A recession, however, appears to have already been priced into the shares of real estate stocks and we believe the market is implying real estate value declines (i.e., cap rate increases) that are well beyond current private market transactions. In our opinion, real estate stocks look attractive at current levels and continue to trade at discounts to their underlying net asset value. Dividend yields on real estate stocks, which are well-covered, are once again at premiums to their long-term local government bond yields. Price-to-earnings multiples have returned to levels near their long-term average.

The Fund continues its strategy of positioning the Fund toward well-managed companies, defensive property types and conservative balance sheets while avoiding companies with above-average leverage or any prospective refinancing concerns. At period end, this translated into overweight allocations to the relatively higher-quality property markets of France and the Netherlands and underweight markets where property fundamentals and outlook are not as strong, such as Austria, Germany and Spain.

(1)	The S&P/Citigroup World Property Index is an unmanaged market weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Westfield Group	4.8%
Mitsubishi Estate Co., Ltd.	4.6%
Simon Property Group, Inc.	4.1%
Unibail	4.0%
Mitsui Fudosan Co., Ltd.	3.7%
Cheung Kong Holdings Ltd.	3.7%
Sun Hung Kai Properties Ltd.	3.3%
Land Securities Group PLC	2.5%
Boston Properties, Inc.	2.5%
Ventas, Inc.	2.1%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.71)% compared to the Morgan Stanley Capital International All Country World Indexsm(1) (“MSCI All Country World Indexsm”) which returned (9.47)% for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the six month period ending April 30, 2008. However, the Fund outperformed its benchmark, the MSCI All Country World Indexsm. Fund outperformance versus the benchmark in the period is partially attributed to significantly underweight allocations in the financials and information technology sectors, which underperformed, and several holdings that performed well.

Consumer staples holding Tyson Foods, Inc. is the world’s largest protein provider and supplies beef, chicken, and pork to the global marketplace and was the largest individual contributor to performance. We believe that the company has the potential to continue to benefit from increased foreign demand.

Sumitomo Trust and Banking Co., Ltd., Japan’s fifth largest bank by market capitalization, also positively contributed to performance. This well-managed Japanese bank was added to the portfolio in January 2008 at a valuation we considered at below book value. The company had been punished in harmony with the global financial sector, but unfairly in our opinion, as the company’s balance sheet and liquidity profile were of good quality in a global context.

Overall, the Fund’s overweighted materials sector was the largest detractor on performance this period, although performance within the sector varied by industry. The share price of Dyno Nobel Ltd., the world’s second-largest explosives maker, rallied during the period. In early March, Incitec Pivot Ltd., Australia’s biggest fertilizer maker, agreed to acquire Dyno Nobel Limited for $1.7 billion USD. While the price of gold escalated to record highs during the period, Anglogold Ashanti Ltd. ADR, one of the Fund’s largest holdings, was the worst detractor from performance. Anglogold, a global gold producer with operations and exploration programs around the world, was hurt by electricity shortages that interrupted mining production in South Africa and negative investor sentiment related to its hedge book. Apex Silver Mines Ltd., a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America, experienced production delays and discovered well failures that hampered production. As a result, investors became increasingly concerned that continued production setbacks could result in liquidity challenges for the firm if it were unable to meet its hedge book commitments. Another large detractor was AbitibiBowater Inc., the eighth largest publicly traded pulp and paper manufacturer in the world. The paper and pulp industry has done poorly due to rising producer costs, oversupply and a poor economic outlook in the United States.

Current Strategy and Outlook: As we look ahead, we believe that continued volatility in the equity markets worldwide should present us with value opportunities. We continue to look for industry-leaders, high quality or improving franchises, and scarce assets, which trade below their intrinsic worth.

(1)	The MSCI All Country World Indexsm is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Indexsm more closely tracks the types of securities in which the Fund invests than the MSCI World Indexsm.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Newmont Mining Corp.	4.6%
Korea Electric Power Corp. ADR	4.4%
Barrick Gold Corp.	4.4%
Nippon Telegraph & Telephone Corp. ADR	4.3%
Anglogold Ashanti Ltd. ADR	4.0%
Royal Dutch Shell PLC ADR – Class B	3.7%
Smithfield Foods, Inc.	3.2%
AstraZeneca PLC ADR	2.8%
Stolt-Nielsen SA	2.6%
Sprint Nextel Corp.	2.6%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: Since the Fund’s inception on November 1, 2007 through April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (19.47)% compared to the Standard & Poor’s/Citigroup Asia-Pacific Property Index(1) (“S&P/Citigroup Asia-Pacific Property Index”) which returned (17.89)% for the same period.

Portfolio Specifics: An Asia-Pacific listed property company strategy underperformed other regional investment strategies for the period as Asia-Pacific property stocks were down nearly 18%, compared to Europe where property company returns were down 10% and North America where property company returns were down 8%. The Asia-Pacific region showed weakness due to concerns regarding the potential effects of slowing global economic growth on export-based economies, evidence of higher inflation in mainland China plus profit-taking following strong performance in 2007. Negative performance was driven most notably by Australia, which was down over 25% for the period. Hong Kong-based property companies with exposure to development in mainland China also performed particularly poorly in a reversal from 2007 when these companies significantly outperformed.

The Fund trailed the benchmark for the period, primarily as the result of stock selection in Hong Kong, as exposure to developers such as Guangzhou R&F Properties Co., Ltd., Agile Property Holdings, Ltc., and Zhong An Real Estate detracted from performance during the period, more than offsetting strong stock selection in Australia, Singapore and Japan.

In Australia, where property stocks were down over 25% for the period, a bifurcation of sorts continues to unfold as the better-capitalized and more-experienced companies (for example Westfield Group and Stockland) have demonstrated their ability to execute in a challenging environment while some of the more leveraged companies have cut dividends and have brought down earnings growth guidance (for example, real estate investment trusts (“REITs”) focused on U.S. investments including Macquarie DDR Trust).

In Japan, where property companies were down over 14% for the period, news in March was favorable as the annual land survey by the Ministry of Land, infrastructure, transport and tourism showed nationwide land prices increasing by 1.7%. Land prices in Tokyo proper fared much better as prices for residential and commercial properties rose 10.4% and 17.3%, respectively. Tokyo office vacancy remains low at 2.8% at the end of February and large transactions continue to occur.

Although Hong Kong property companies were down 14% for the period, property companies rallied strongly in March and were up over 10% for the month on the combination of a sharp rebound in the higher risk China developers and favorable fundamental news. Preliminary indications suggest that Hong Kong’s A-Grade office market continues to see surprisingly robust growth with strong increases in rent. Additionally, there is little evidence of A-Grade office tenants looking to downsize in the market at the moment. Companies with exposure to China helped fuel the rally, including diversified bellwether Sun Hung Kai Properties Ltd., Kerry Properties Ltd. and China pure-play residential developer Agile Property Holdings, Ltd.

Current Strategy and Outlook: At period end, the Fund is underweight Japan on the basis of slow economic growth and underweight Australia, although the country continues to benefit from robust demand as either indirectly or directly generated by strength in the natural resources sector. The Fund moved to an overweight Hong Kong on the basis of what we believe is a strengthening residential market bolstered by negative real interest rates and stronger than expected absorption in the office sector.

(1)	The S&P Citigroup Asia-Pacific Property Index is an unmanaged float adjusted return index which consists of many companies from developed markets whose float adjusted market caps are larger than $1 billion and derive more than half of their revenue from property-related activities in the Asia Pacific region.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30,2008
(as a percent of net assets)

Mitsubishi Estate Co., Ltd.	9.9%
Westfield Group	9.3%
Mitsui Fudosan Co., Ltd.	7.6%
Cheung Kong Holdings Ltd.	7.2%
Sun Hung Kai Properties Ltd.	7.1%
Nippon Building Fund, Inc.	2.9%
Stockland	2.8%
Hang Lung Properties Ltd.	2.6%
GPT Group	2.6%
Sumitomo Realty & Development Co., Ltd.	2.5%

Portfolio holdings are subject to change daily.

ING Disciplined International SmallCap Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Disciplined International SmallCap Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, CFA, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (15.52)% compared to the Standard and Poor’s Citigroup Extended Market Index World ex-US(1) (“S&P/Citigroup EMI World ex-US”), which returned (13.92)% for the same period.

Portfolio Specifics: Market recognition factors like estimate revision did not work well during the period. Growth factors were flat, with factors such as long-term growth and free cash flow to growth being negative and expected return on equity working well. Value and quality factors such as book to price and return on assets worked well for the semi-annual period ending April 30, 2008.

The underperformance was primarily due to security selection in the consumer discretionary, information technology and industrials sectors. These losses were partially offset by security selection in the financials and materials sectors.

An overweight position in the consumer discretionary sector and underweight positions in the health care and utilities sectors hurt performance. These losses were partially offset by an overweight position in the consumer staples sector.

The top detractors included overweight positions in were Thomson, Challenger Financial Services Group Ltd. and Kumho Industrial Co., Ltd. Top contributors during the period were overweight positions in Incitec Pivot Ltd., Eramet SLN and Glidemeister AG.

Current Strategy and Outlook: Our research builds a structured Fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on high quality companies with superior business momentum, growing earnings and attractive valuations.

The Fund is currently overweight in the financials, materials and consumer staples sectors and underweight in the utilities sector.

(1)	The S&P/Citigroup EMI World ex-US. is an unmanaged extended market index of the world market excluding U.S.; extended meaning small capitalization stock universe on bottom 20% of available capital of each country.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

iShares MSCI EAFE Index Fund	3.9%
Incitec Pivot Ltd.	0.8%
Accor SA	0.7%
Holcim Ltd.	0.7%
Deutsche Lufthansa AG	0.6%
Technip SA	0.6%
Swiss Life Holding	0.6%
Union Fenosa SA	0.6%
Gildemeister AG	0.6%
Acerinox SA	0.6%

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Emerging Markets Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Alphonse Chan, CFA, Portfolio Manager, Christopher Garrett, CFA, Institutional Portfolio Manager, Douglas Edman, CFA, Director — Investments, Gerardo Zamorano, CFA, Senior Analyst, Greg Rippel, CFA, Senior Analyst, and Steven Leonard, CFA, Senior Analyst are the six voting members of Brandes’ Emerging Markets Investment Committee.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.76)% compared to the Morgan Stanley Capital International Emerging Markets Indexsm(1) (“MSCI EM Indexsm”), which returned (10.28)% for the same period.

Portfolio Specifics: Declines for holdings in industries such as textiles, apparel & luxury goods and specialty retail, had a negative impact on returns. Among the positions posting declines from these industries were Weiqiao Textile Co. (China — textiles, apparel & luxury goods), JD Group Ltd. (South Africa — specialty retail), and Fountain Set Holdings (Hong Kong — textiles, apparel & luxury goods). The Fund’s positions in the wireless telecommunication services and electronic equipment & instruments industries also experienced negative performance. Advances for the Fund’s holdings in the diversified telecommunication services and commercial banking industries made positive contributions to performance.

On a country basis, negative performance for holdings based in South Korea, South Africa, and China weighed on the Fund’s returns. Positions from these countries experiencing share price declines included SK Telecom Co., Ltd. (South Korea — wireless telecommunication services), Imperial Holdings Ltd. (South Africa — air freight & logistics), and Weiqiao Textile Co. (China — textiles, apparel, & luxury goods). The Fund’s holdings in Taiwan tended to advance, including Walsin Lihwa Corp. (Taiwan — electrical equipment) and Far EasTone Telecommunications Co., Ltd. (Taiwan — wireless telecommunication services).

Relative to the index, the Fund benefited from stock selection and greater exposure to the diversified telecommunication services industry, and lower exposure to China. Stock selection in the commercial banking industry and Hong Kong helped performance relative to the MSCI EM Indexsm. Conversely, a lack of exposure to the oil, gas, & consumable fuels and metals & mining industries had a modest negative impact on relative performance. Stock selection in South Africa also weighed on relative performance. As a reminder, industry and country exposures are the result of our individual security selection — not top-down industry forecasts.

During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Taro Pharmaceutical Industries (Israel — pharmaceuticals) and Bangkok Bank PCL (Thailand — commercial banking). We sold the Fund’s position in Hellenic Telecommunications Organization SA (Greece — diversified telecommunication services) to pursue what we believe to be more attractive opportunities. We purchased shares of companies at prices that we consider attractive, including Arcelik A/S (Turkey — household durables) and Imperial Holdings Ltd. (South Africa — air freight & logistics).

Current Strategy and Outlook: While we monitor short-term events in emerging markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

(1)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Hyundai Motor Co.	4.9%
Weiqiao Textile Co.	4.0%
Braskem SA	3.9%
China Motor Corp.	3.5%
Arcelik A/S	3.4%
Banco Latinoamericano de Exportaciones SA	3.3%
LG Chemical Ltd.	3.2%
First Pacific Co.	3.2%
Lotte Chilsung Beverage Co., Ltd.	2.9%
Magyar Telekom Telecommunications PLC	2.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING European Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING European Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: Since the Fund’s inception on November 1, 2007 through April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.57)% compared to the Standard & Poor’s/Citigroup Europe Property Index(1) (“S&P/Citigroup Europe Property Index”) which returned (10.38)% for the same period.

Portfolio Specifics: Overall, European property company stocks were down 10% for the period. While negative, a European strategy generally outperformed the Asia-Pacific region as those property companies were down 18%, and marginally underperformed North American property companies which were down 8%. The European region showed potential effects of slowing global economic growth, as exacerbated by the global credit crunch. Additionally, bright spots included positive returns in France, the Netherlands and Switzerland. A weakening U.K. economy continues to weigh down its property stocks, which lagged the index for the quarter.

The Fund outperformed the benchmark for the period as the result of superior stock selection and country allocation decisions. Stock selection was especially strong in France, where overweights to office company Silic, shopping center company Mercialys, and pan-European mall company Unibail drove the majority of outperformance. Country allocation decisions added value through overweights to outperforming property markets in Finland, France, the Netherlands and Switzerland, along with underweights to underperforming property markets in Austria, Germany and Spain.

In the U.K., property stocks were down 18% during the period, largely the result of negative broad sentiment caused by the credit crunch plus a renewed visibility to the potential weakness in the occupational markets. Outperformance by larger, lower-risk rent collectors with moderate development programs (such as Hammerson PLC and Liberty International PLC) was offset by the underperformance of smaller and more leveraged entities (such as shopping center company Capital and Regional). On the earnings front, the majority of companies have released second half 2007 earnings and continue to report stable fundamentals despite an increase in yields. The drop in asset values has come as no surprise as the increase in property yields in the U.K. has been widely expected by the market and arguably more than priced into the listed property companies.

On the Continent, property stocks declined to a lesser extent as French, Dutch and Swiss markets had positive returns during the period. The news from Europe is one of stable fundamentals with some evidence of a slowing demand. Recent earnings releases show that retail companies have done particularly well as Unibail, Klepierre, Corio NV and Eurocommercial Properties NV, all reported sales growth in the 5% to 7% range.

Current Strategy and Outlook: The Fund continues its strategy of positioning the Fund toward what it believes are well-managed companies, defensive property types and conservative balance sheets while avoiding companies with above-average leverage or any prospective refinancing concerns. At period end, this translated into overweight allocations to the relatively higher-quality property markets of France and the Netherlands and underweight markets where, in our opinion, property fundamentals and outlook are not as strong, such as Austria, Germany and Spain.

(1)	The S&P Citigroup Europe Property Index is an unmanaged float adjusted return index which consists of many companies from developed markets whose float adjusted market caps are larger than $1 billion and derive more than half of their revenue from property-related activities in the Europe region.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

Unibail	15.4%
Land Securities Group PLC	12.6%
Corio NV	5.9%
Hammerson PLC	4.5%
Gecina SA	3.9%
Mercialys	3.8%
Liberty International PLC	3.3%
PSP Swiss Property AG	2.9%
Eurocommercial Properties NV	2.9%
Prologis European Properties	2.7%

Portfolio holdings are subject to change daily.

ING Foreign Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA Managing Director and Head of International Equity and Richard Pell, Chief Investment and Chief Executive Officer, both with Artio Global Investment Management LLC (whose name changed on June 15, 2008 from Julius Baer Investment Management LLC) — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.08)% compared to the Morgan Stanley Capital International (“MSCI”) All Country World (ex-US) Index(1), which returned (9.34)% for the same period.

Portfolio Specifics: The six months ending April 30, 2008 were among the most turbulent in recent memory. In an attempt to cushion the economy from slowing global growth and thaw the freeze in credit markets, the US Federal Reserve Bank (the “Fed”) cut the nation’s benchmark interest rate at the fastest pace in two decades to 2.0% by the end of April. They also took two bold steps to reassure an anxious investment community, first by infusing markets with $200 billion to ease liquidity and second, by creating a lending facility for investment banks to secure short-term loans (a benefit previously available only to commercial banks). Meanwhile, the European Central Bank (“ECB”) and the Bank of England were also faced with inflationary fears, however the ECB held rates steady through the period at 4% and the Bank of England cut its base rate by a mere 0.25% in April to 5.0%. Compared with other major world currencies, the dollar continued to move lower, declining by approximately 10% versus the Japanese yen and 8% versus the euro.

Our underweight to the commodity-oriented market of Brazil detracted from results as did stock selection within several emerging markets. OTP Bank Nyrt (Hungary), State Bank of India Ltd. warrants and Bank of Cyprus Public Co., Ltd. underperformed as did several industrials companies including Suzlon Energy Ltd. certificates (India), that nation’s largest maker of wind-turbine generators, Beijing Capital International Airport Co., Ltd. and China Merchants Holdings International Co., Ltd. However, our underweight to China and South Korea and overweight to the Czech Republic and Russia had a positive impact on performance.

Positively contributing to performance was our underweight to UK financials and consumer discretionary companies. Additionally, while we remained quite underweight to Japanese stocks, our ability to move closer to the benchmark weighting in the Japanese yen proved beneficial amid a strong environment for the currency. Within the materials sector, agricultural chemicals companies were quite strong amid continued demand for crop nutrients. Potash Corp. of Saskatchewan Inc. (Canada), Yara International ASA (Norway) and Silvinit BRD (Russia) were particularly solid performers. Additionally, infrastructure-related companies such as the world’s largest cement manufacturer LaFarge SA (France) performed well as did Rio Tinto Ltd. (Australia), a leading mining group with activities in aluminium, copper, coal, industrial metals and other materials. Finally, amid a weak equity environment overall, our decision to maintain a position in cash equivalents proved beneficial.

Current Strategy and Outlook: Over the next 6-12 months, we anticipate further economic weakness in the US and globally, amid a “delayed coupling”. We continue to focus on those areas of the world less dependent upon the US consumer. In our opinion, central and Eastern Europe, particularly Poland and Hungary remain attractive. We anticipate Hungary may be able to join the common currency within the next 4 years and find the banking sector in the region overall an attractive investment given the rise of the middle class and the demand for basic financial services. We remain underweight in Asian developed and emerging markets given their vulnerability to a slowdown in US consumption growth. However, we have identified a few interesting areas, including Taiwan and India. The newly elected President of Taiwan appears to have a more pragmatic approach toward China which, we believe, may improve economic links. Additionally, we do have positions within India which we view as more liberalized and competitive economically than China, making it structurally stronger in the long term. Corporate governance standards are also well ahead of the Chinese. We continue to be drawn to the banking sector in India which, in our opinion, is highly leveraged to gross domestic product (“GDP”) growth.

We continue to favor industries that are monopolistic or oligopolistic in nature such as airports and seaports. We also prefer industries leveraged to infrastructure spending such as mining and cement and are attracted to the positive dynamic in the agriculture industry with exposure to producers of agriculture chemicals.

(1)	The MSCI All Country World (ex US) Indexsm is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

iShares DJ Euro STOXX 50	4.0%
OTP Bank Nyrt	2.7%
Komercni Banka A/S	2.6%
OMV AG	1.6%
Rio Tinto Ltd.	1.5%
Total SA	1.4%
State Bank of India Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	1.4%
BP PLC	1.3%
Holcim Ltd.	1.2%
Nokia OYJ	1.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Greater China Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (18.32)% compared to the Morgan Stanley Capital International (“MSCI”) All Countries Golden Dragon Index(1), which returned (17.69)% for the same period.

Portfolio Specifics: The Fund benefited from its stock selection in Hong Kong and Taiwan, while country allocation hurt performance due to an overweight in China, which underperformed during the first three months of the reporting period.

China reported real gross domestic product (“GDP”) growth of 10.6% year-over-year in the first quarter of 2008. Domestic consumption remained strong, as did industrial production, and export growth rebounded. Inflation came down, and food prices showed signs of stabilizing. The domestic Chinese A share market showed a decisive rebound after the China Securities Regulatory Commission (“CSRC”) cut stamp duty levies for securities transactions.

In Hong Kong, GDP growth remained high in the fourth quarter of 2007. The Fund’s positions in defensive stocks such as utilities company CLP Holdings Ltd. and Hang Seng Bank Ltd. outperformed in the market correction in the latter half of the reporting period. The Fund benefited from its positions in Hong Kong financials: overweights in banks and real estate and an underweight in diversified financials; Stock selection in real estate also helped performance.

Taiwan was one of the best performing markets during the period, Accordingly, the Fund’s underweight in Taiwan for most of the period detracted from results. Construction and financials were among the best performing sectors as the opposition party Kuomintang (“KMT”) won the presidential election during March. The market is anticipating better cross-strait relations between Taiwan and China with the change in the presidency in May 2008. The Fund’s overweight in the Taiwan domestic sector, including positions such as Far Eastern Textile Co., Ltd. and First Financial Holding Co., Ltd., helped performance.

On the other hand, stock selection in the Taiwan technology sector detracted from results. The Fund’s overweight in MediaTek, Inc. was a drag as its profit margin contracted, while an underweight in Taiwan Semiconductor Manufacturing Co., Ltd. ADR hurt as the stock outperformed. The Fund’s overweight in China Southern Airlines Co., Ltd. also hurt as oil prices moved higher.

Current Strategy and Outlook: Concerns regarding the US economic slowdown have dented sentiment, and China as an emerging market is not immune. Nevertheless, based on fundamentals, we believe China’s domestic economic picture looks bright: corporate earnings growth is faster than expected and core inflation is under control. Despite near-term tightening measures we believe the government is still taking a pro-growth stance in 2008. The renminbi has continued to strengthen gradually. We continue to maintain a positive long-term bias towards the Chinese market, though we believe it may pause after the strong rally in April.

The domestic fundamentals in Hong Kong remain stable, supported by negative real interest rates and buoyant consumer confidence.

In Taiwan, the eight-year political deadlock may soon end with the KMT controlling the executive arm as well as the legislature. Relations with China may improve, with both sides more likely to take a pragmatic view on promoting economic growth. We believe the longer-term outlook for Taiwan remains positive. In general, Taiwan is still heavily geared towards the IT sector, which may suffer from the US economic slowdown. We are maintaining an overall neutral market position, with bias towards the domestic focus sectors.

(1)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. The MSCI All Countries Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

China Mobile Ltd.	9.3%
Chunghwa Telecom Co., Ltd.	4.1%
Cathay Financial Holding Co., Ltd.	4.1%
CLP Holdings Ltd.	4.1%
First Financial Holding Co., Ltd.	4.0%
China Overseas Land & Investment Ltd.	3.8%
China Life Insurance Co., Ltd.	3.7%
Cheung Kong Holdings Ltd.	3.7%
Hong Kong Exchanges and Clearing Ltd.	3.6%
Far Eastern Textile Co., Ltd.	3.2%

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”), while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (11.70)% compared to the MSCI EAFE® Index, which returned (9.21)% for the same period.

Portfolio Specifics: The Fund’s strategy is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models, while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the Fund (between 300 and 400). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, an additional 100-200 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The Fund’s return underperformed that of the benchmark in the review period due to adverse stock selection in Europe and, to a lesser extent, in developed Asia ex-Japan. The Fund’s modest value and small capitalization tilts constituted a headwind in a period where growth and larger capitalization stocks outperformed. By design the Fund’s sector and region weights approximate that of the benchmark; consequently no value is added through sector allocation or regional allocation.

The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the stock selection result in each sector. For this reporting period, our positioning in materials had the largest negative impact, due largely to a perverse outcome of our valuation factors. In the industrials and consumer discretionary sectors the valuation and cash flow variables resulted in sub-optimal positioning. Stock selection in consumer staples sector added modestly to the excess return due to the effectiveness of the cash yield and book-to price factors.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors, and industries constituting MSCI EAFE® Index and is expected to track the benchmark relatively closely. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Fund are within an acceptable band around the benchmark. Our most attractive ranking stocks may have individual overweights of up to 50 basis points, while for risk control purposes the maximum allowable underweight per security is 50 basis points. Within this context, the Fund currently has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies. The current portfolio of stocks generated an historic earnings growth slightly exceeding that of the benchmark, carries a dividend yield similar to the benchmark, has an equivalent return on equity, but has less leverage than the benchmark.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

BP PLC	2.0%
Novartis AG	1.4%
Royal Dutch Shell PLC – Class B	1.3%
Roche Holding AG	1.3%
Total SA	1.3%
ENI S.p.A.	1.3%
Siemens AG	1.3%
HSBC Holdings PLC	1.1%
BNP Paribas	1.1%
BHP Billiton PLC	1.1%

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.18)% compared to the Morgan Stanley Capital International All Country World ex-U.S.sm Index (“MSCI ACWI ex-USsm”),(1) which returned (9.34)% for the same period.

Portfolio Specifics: A deepening and broadening of the credit market woes, as well as continuing evidence pointing to a high probability of a US recession drove the MSCI ACWI ex-U.S.sm lower during the six-month period ended April 30, 2008. All of the major regions within the benchmark were negative during the period, with the Pacific ex-Japan and Emerging Markets regions leading the decline. All ten of the economic sectors posted negative returns during the same period, with consumer discretionary, financials, and industrials leading the decline.

From a regional attribution perspective, emerging markets (i.e., Petroleo Brasileiro SA ADR 26.4%, Samsung Electronics GDR 17.7%) was the largest contributor on a relative basis due to positive security selection and a positive currency effect. The Pacific ex-Japan region also contributed to relative performance, due primarily to positive security selection (i.e.; Rio Tinto Ltd. 26.7%, Woodside Petroleum Ltd. 10.4%). From a regional attribution perspective, Japan was the largest detractor from relative performance due to negative security selection and a negative currency effect (i.e., NGK Insulators Ltd. −45.3%, SMC Corporation −23.6%).

From a sector attribution perspective, telecommunication services (i.e.; MTN Group Ltd. 13.1%, Rogers Communications, Inc. 12.2%) was the largest contributor to relative performance due primarily to positive security selection. Materials (i.e., Syngenta AG 25.7%), financials (i.e., Credit Suisse Group 9.0%) and health care (i.e., Teva Pharmaceutical Industries Ltd. ADR 8.8%) all contributed to positive relative performance. From a sector attribution perspective, utilities (i.e., EDF Energies Nouvelles S.A −12.1%, E.ON AG −2.1%) was the largest detractor from relative performance. The negative security selection in the utilities sector was compounded by a relative underweight position to the sector.

Current Strategy and Outlook: We anticipate potentially more volatile markets in 2008 as the fallout from the credit market crisis continues to be digested. Potential credit issues and earnings disappointments, as well as higher inflation could start to erode real profits in 2008. In our opinion, visibility in terms of both earnings and economic growth also remains limited. Credit conditions may continue to remain tight throughout the remainder of the year.

On a positive note, we believe equity valuations in general, still look attractive compared to bonds. The U.S. Federal Reserve Board has also been very aggressive in cutting short-term interest rates which should provide support for corporate profits and the equity markets in general. There is also relative economic strength in many parts of the world with places such as China experiencing robust gross domestic product growth.

We believe that maintaining a well diversified portfolio of high quality companies with good secular growth stories should prove beneficial in times of uncertainty and could be among the first companies to recover when risk aversion subsides.

(1)	The MSCI ACWI ex-U.S.sm is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

Vestas Wind Systems A/S	2.5%
Cia Vale do Rio Doce ADR	2.4%
Petroleo Brasileiro SA ADR	2.1%
Esprit Holdings Ltd.	2.0%
BHP Billiton Ltd.	2.0%
Rio Tinto Ltd.	2.0%
Iliad SA	1.9%
Nintendo Co., Ltd.	1.9%
Banco Santander Central Hispano SA	1.9%
Millicom International Cellular SA	1.8%

Portfolio holdings are subject to change daily.

ING International Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING International Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.49)% compared to the Morgan Stanley Capital International World ex-US Indexsm (“MSCI World ex-US Indexsm”)(1), which returned (9.12)% for the same period.

Portfolio Specifics: During the period, high-dividend paying stocks underperformed the broad market and thus detracted from the Fund’s results. Stock selection had a net positive effect for the period, whereas asset allocation had a net negative effect. Stock selection was strongest in energy, utilities and telecoms.

Precision Drilling Trust led energy’s contribution, and was the best performing stock of the Fund. The stock benefited indirectly from rising natural gas prices, better Q4 results and the hope that the Canadian government might lower taxes on such trusts. Petroleo Brasileiros rose as its low reserve replacement ratio improved substantially along with earnings. Rising international oil prices, its emerging market status and Brazil’s credit rating upgrade by S&P helped. In the majors, Total SA and ENI S.p.A. produced positive returns.

Utilities were in demand; investors perceived the sector as able to withstand a global slowdown. Terna rose on good prospects for electricity transmission tariffs. CLP Holdings Ltd. rallied as the Hong Kong government deployed its budget surplus to maintain GDP though infrastructure projects. The company stands to benefit from increasing demand for power and supporting power infrastructure. The company also reported a 2007 net income increase of 7.2% to $1.36 billion. Elia rose 7%. All three companies increased their dividends.

Tate & Lyle PLC clawed back, having lost much ground since its September shock profit warning. Since the cautious January trading update, the US activist investor Harbinger Capital has built its stake up to 15%. Tate & Lyle PLC also regained its place in the FTSE 100 index at the last reshuffle.

Absence from the metals and miners segment of materials (low dividend) meant we missed out on gains. Rexam hurt results after it issued a profit warning in December and suffered again after announcing its full-year earnings in February. Fording Canadian Coal Trust contributed significantly to performance. Market tightness prompted analysts to raise their coal price assumption; merger and acquisition rumors gave an added boost. Fording Canadian Coal Trust’s contribution was not enough to offset the Fund’s underweight in materials, however.

Financials were weak due to the sub-prime contagion. A notable exception was Taiwanese bank Mega Financial. The overall trend was down, however, with the worst detractors being Société Générale, RBS, Barclays PLC and Suncorp-Metway. Earnings fell; write-downs and rights issues followed. Soc Gen and RBS also cut their dividends. Barclays PLC reported a fall in H2 profit of 21% on asset write-downs and a drop in fixed-income trading revenue. Insurer Suncorp said in February that first-half profit tumbled 28% on increased payouts for storms and declining financial markets.

Retailer DSG International PLC cost the Fund the most. The company announced a profit decline early in the period, followed by a later profit warning on weak holiday sales, especially in its PC chain.

Current Strategy and Outlook: In our opinion, the outlook for the strategy remains positive. We believe investments in quality defensive names will give the Fund downside protection and lower volatility. As the global economy has slowed, the Fund has sold expensive sectors (utilities) or ones where we see limited upside (telecoms) and reduced emerging markets exposure. Reinvestment has emphasized cyclicals, consumer staples and health care. We continue to seek sectors or individual stocks to exploit temporary under valuations that often occur.

(1)	The MSCI World ex-US IndexSM is an unmanaged index that comprises the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

ENI S.p.A.	2.0%
Royal Dutch Shell PLC	2.0%
Fortis	1.9%
Total SA	1.9%
UniCredito Italiano S.p.A.	1.9%
BP PLC	1.8%
Enel S.p.A.	1.7%
AstraZeneca PLC	1.7%
Banco Bilbao Vizcaya Argentaria SA	1.7%
Precision Drilling Trust	1.7%

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING International Growth Opportunities Fund (the ”Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund is managed by Uri Landesman, Senior Vice President and Head of International Equity, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.62)% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Growth Index(1) (”MSCI EAFE® Growth Index”) which returned (7.62)% for the same period.

Portfolio Specifics: The final three months of 2007 presented a rocky scenario that continued into 2008. International markets suffered as a certain degree of “re-coupling” emerged. Much of the turmoil stemmed from the US, which has been affected by a multitude of issues, from a credit crunch, risk of a recession and topping the list, the failure of the once mighty investment bank Bear Stearns. There have been pockets of good news, however, as German and French sentiment has risen and the weak dollar has translated into increased returns overseas.

Security selection was positive during the period, particularly in the consumer staples sector. Asset allocation was negative during the period. The Fund’s underweight and security selection within consumer discretionary bolstered results. In addition, an overweight and selection within materials added value. On a regional level, the Fund’s exposure to non-benchmark North America contributed to results.

The Fund’s overweight and selection in financials detracted from results. An overweight coupled with weak selection in information technology similarly proved unsuccessful. Selection within energy detracted from results. The Fund’s exposure to non-benchmark emerging markets also detracted. Within Europe, an underweight coupled with weak selection hurt performance.

UK video game retailer Game Group PLC saw shares appreciate after reporting a doubling of its profit attributed to strong sales. The Finnish supplier of mining equipment and metal processing, Outotec OYJ, rose on a 51% increase in Q1 pretax profit, stemming from stronger demand. Japanese video game manufacturer Nintendo Co., Ltd. continued to rise on strong profit and sales of its Wii gaming console.

Hyundai Development Co., the Korean housing construction company, saw shares fall due to increasing raw material costs. French retailer PPR fell in the wake of a slowdown of sales in its mature markets; Gucci sales were especially weak. New World Development Ltd. continued to slide in a negative headwind created by the weakened Hong Kong property market.

Current Strategy and Outlook: Consistent with our outlook from last reporting period, we have sought to capitalize on opportunities that the recent downturn has provided. Risks to the upside remain, as inflationary concerns coupled with uncertainty in global markets have the potential to cause above-average volatility. In our opinion, a certain degree of confidence has been restored, however, as evidenced by central banks poised for action. We will seek further opportunities across a wide array of markets.

(1)	The MSCI EAFE Growth Indexsm is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Nestle SA	4.8%
Anglo American PLC	4.3%
Xstrata PLC	4.0%
Nokia OYJ	3.6%
Nintendo Co., Ltd.	3.3%
Li & Fung Ltd.	2.9%
Outotec OYJ	2.8%
Game Group PLC	2.6%
Reckitt Benckiser PLC	2.6%
Cosan SA Industria e Comercio	2.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (14.25)% compared to the Standard & Poor’s/Citigroup World ex-U.S. Property Index(1) (“S&P/Citigroup World ex-U.S. Property Index”) which returned (15.63)% for the same period.

Portfolio Specifics: International property companies generally posted a negative total return for the period as angst about a weakening economy, continuing problems in the credit markets and decelerating earnings growth forecasts have weighed on the stocks. Promising price movements exhibited in the markets in April and provided some hope that equity markets, including international property stocks, are beginning to firm following proactive moves by the Federal Reserve Bank (the “Fed”), which lowered the federal funds rate by 75 basis points (0.75%) to 2.25% and, separately, provided financial support via a $200 billion lending program to the banking community. The subsequent positive response by equity markets, including real estate investment trusts (“REITs”), helped to advance the argument that the worst of the current credit crunch might be behind us. We continue to believe that property stocks are well-positioned to manage through the current economic environment, despite headwinds which may persist past mid-year.

Fund outperformance for the period was driven by stock selection and country allocation. Stock selection, which accounted for roughly 60% of the period’s outperformance, was especially strong in the Asia-Pacific region as the Fund maintained its tilt towards conservatively-managed companies, defensive property types, and rock-solid balance sheets. Examples of Fund holdings along these lines include Australian global mall operator Westfield Group, Hong Kong shopping center company the Link Real Estate Investment Trust, and Tokyo office landlord Mitsubishi Estate Co., Ltd., all of which soundly outperformed their respective countries’ average return for the period. Conversely, the Fund is avoiding investments in companies with the opposite characteristics, especially companies with above-average leverage or any prospective refinancing concerns. Country allocation decisions added value as relative performance was helped by overweights to outperforming property markets in Brazil, France, and the Netherlands, combined with an underweight to the underperforming markets of Hong Kong, Germany and Spain.

Current Strategy and Outlook: Debt market turmoil and fears of an economic slowdown have weighed on the markets and the resultant withdrawal of liquidity and de-leveraging across many asset classes has added to a general lack of investor confidence. A recession, however, appears to have already been priced into the shares of real estate stocks and we believe the market is implying real estate value declines (i.e., cap rate increases) that are well beyond current private market transactions. In our opinion, real estate stocks look attractive at current levels and continue to trade at discounts to their underlying net asset value. Dividend yields on real estate stocks, which are well-covered, are once again at premiums to their long-term local government bond yields. Price-to-earnings multiples have returned to levels near their long-term average.

The Fund continues its strategy of positioning the portfolio toward well-managed companies, defensive property types and conservative balance sheets while avoiding companies with above-average leverage or any prospective refinancing concerns. At period end, this translated into overweight allocations to the relatively higher-quality property markets of France and the Netherlands and underweight markets where property fundamentals and outlook are not as strong, such as Austria, Germany and Spain.

(1)	The S&P/Citigroup World ex-U.S. Property Index, is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the United States, whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Mitsubishi Estate Co., Ltd.	7.0%
Unibail	6.6%
Westfield Group	6.4%
Sun Hung Kai Properties Ltd.	6.1%
Cheung Kong Holdings Ltd.	6.0%
Mitsui Fudosan Co., Ltd.	5.6%
Land Securities Group PLC	4.1%
Stockland	2.4%
Corio NV	1.9%
Hammerson PLC	1.9%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Small Cap Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management, Inc. (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroders”)(1). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew J. Cohen, CFA, Senior Vice President, Portfolio Managers of Acadian. Charles F. Lovejoy, CFA, Director and senior Portfolio Manager and Christopher F. Floyd, CFA, Portfolio Manager of Batterymarch. Matthew Dobbs, Portfolio Manager of Schroders.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (17.82)% compared to the S&P/Citigroup Extended Market Index World ex-U.S.(2) (“S&P/Citigroup EMI World ex-U.S.”) and the S&P/Citigroup Extended Market Index Europe Pacific Asia Composite Index(3) (“S&P/Citigroup EMI EPAC Index”), which returned (13.92)% and (13.47)%, respectively, for the same period.

Portfolio Specifics: Acadian—The Fund trailed the index for the six-month period, largely as a result of active stock selection. There were a number of markets that saw a negative environment for our approach, including Switzerland, Korea, Australia, Hong Kong and the Netherlands. Finance, materials and service holdings were key sources of underperformance, including such companies as Macquarie DDR Trust and Seven Network Ltd. in Australia, Hanwha Chemical Corp. in Korea and Midland Holdings Ltd. in Hong Kong. There was some value added back from stock selection elsewhere in the Fund, including the UK, where a focus on energy and durables firms was rewarded. From a country weighting perspective the Fund gained from its allocations to Russia and Israel and from underweighting the UK. This was offset, however, by value lost from the underweighting in Switzerland and the allocations to Korea, Turkey and China.

Batterymarch—Batterymarch’s investment process combines fundamental viewpoints with quantitative implementation. Not surprisingly, our stock selection model did not perform well during the period as price movements were often not driven by fundamentals.

Nonetheless, stock selection in continental Europe was strong. The greatest contributor to relative performance was Eramet SLN, a French producer of nickel, manganese and ferro-alloys benefiting from very strong manganese prices. Arques Industries AG, a German investment company that acquires and restructures medium-sized industrial businesses, was the greatest detractor, hurt by concerns over high leverage and low liquidity in the current financial environment.

Selection in Japanese consumer discretionary and industrials sectors also detracted. Takeuchi Manufacturing Co., Ltd., a Japanese manufacturer of construction machinery, was the laggard for that region which saw relative underperformance, due to rising raw materials costs and a stronger yen. Selection in the U.K. was also weak, most notably in the industrials and financials ex banks sectors. The laggard for that region was Southern Cross Healthcare Ltd. whose share price declined 45% from November 2007 to the end of April 2008. In the Australia, New Zealand and Canada region, Australian financials sector holding Babcock & Brown Capital Ltd., negatively impacted relative performance due to it’s negative return of more than 50%. The company was hit by leverage and funding concerns relating to its structured finance and property investments.

(1)	Schroders began managing its portion of the Fund effective December 17, 2007.
(2)	The S&P/Citigroup EMI World ex-U.S. is an unmanaged extended market index of the world market, excluding U.S. extended meaning small capitalization stock universe or bottom 20% of available capital of each country.
(3)	The S&P/Citigroup EMI EPAC Index is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Singapore Petroleum Co., Ltd.	2.3%
Dana Petroleum PLC	2.0%
Yamato Kogyo Co., Ltd.	1.6%
Rallye SA	1.5%
Salzgitter AG	1.2%
MTU Aero Engines Holding AG	1.1%
Australian Worldwide Exploration Ltd.	0.9%
Gildemeister AG	0.9%
Nexity	0.9%
Sherritt International Corp.	0.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund (continued)
Portfolio Managers’ Report

In keeping with our investment process and philosophy which emphasizes bottom up stock selection and risk control, overall region and sector allocations had little impact on relative portfolio performance.

Schroders—International equity markets have been weak over the period, with the deterioration in global growth prospects and continued uncertainties in the credit markets weighing heavily upon sentiment. Smaller companies have been somewhat weaker than larger peers, reflecting a more cyclical sectoral bias, and investor flight to the perceived safety of larger companies. In regional terms, Japan and the continental European markets have been more resilient than the U.K. and smaller Asian markets. In sectoral terms, utilities have proved defensive, while, despite slowing global growth, energy and materials have continued to perform well, supported by fears over supply and continued demand from emerging markets. The relative performance of the Fund has reflected a balance of positive and negative factors. Among the positives has been strong stock selection in the U.K., notably among health care (ClinPhone PLC), consumer cyclical (Inchcape PLC) and industrial (Chloride Group PLC) holdings, and also in Asia ex Japan (Downer EDI, Ltd., First Resources Ltd.). The most significant area of disappointment has been in Japan, where selection was weak among consumer cyclicals (Gulliver International Co.) and materials.

The largest regional exposure for the Fund has been in the continental European markets, but the impact upon relative performance of our positions has been of neutral impact. Stock selection in the industrial (CIR-Compagnie Industriali Riunite S.p.A, Saft Groupe SA, MTU Aero Engines Holding AG) has been poor, partly reflecting investor fears over the impact of the strong euro upon profitability and competitiveness. As a counter balance to this, selection in the energy (SBM Offshore NV, Fugro NV, Bourbon SA), financial (Helvetia Holding AG, Store Electronic) and health care (Schweizerhall Holding AG) has added value.

Current Strategy and Outlook: Acadian—The Fund remains focused on active stock selection, seeking well-valued companies that appear to have strong potential for outperformance based on earnings, price and quality characteristics. Bottom-up stock picking is currently leading the portfolio to overweight Japan, Singapore and Australia, in addition to emerging markets Taiwan, Turkey and Mexico. There is less of an emphasis on Europe, with Belgium, Italy, France, Spain, the U.K. and Switzerland all underweighted.

Batterymarch—Continental Europe remains attractively ranked by our models due to reasonable valuations and strong growth expectations, while Japan has reverted to the least favored major region due in large part to the deterioration in the earnings outlook.

As of April 30, 2008, the Fund remained attractively valued versus the benchmark, with a lower 12 month forward P/E (10.7x vs. 12.5x) and a higher two year forward earnings’ growth rate (15.50% vs. 14.81%).

Schroders—In terms of absolute valuations smaller companies are cheaper than they have been at any time since the 1990/91 recession. We believe that the Fund offers an attractive combination of valuation to growth, and that this growth will prove relatively more resilient given our focus on visibility of earnings. In terms of regional positioning, we aim to be overweight in smaller Asian/emerging markets reflecting attractive valuations and the longer-term underpinnings to domestic demand growth. Our stock selection remains very focused on this and less upon export sensitive stocks for which, we believe, rising costs, worsening demand and currency strength present considerable challenges. In our opinion, this general thrust of caution on export demand/US dollar sensitivity is also evident in the European holdings, although selected currency sensitive stocks are retained on the basis of cheap valuations and strong market positions. Recent purchases, therefore, have been in rather more defensive sectors such as utilities and pharmaceuticals.

An unusual role as “safe haven” has supported Japan in the year to date, as has a recovery in the yen. We remain cautious, and if anything the out-performance has enhanced the relative attractions of opportunities elsewhere. In the U.K., growth remains on a decelerating trend. We believe the monetary authorities are likely to show a greater urgency to ease policy, but are constrained by a weaker currency and headline inflation, while fiscal options are limited. Absolute valuations for smaller companies are reasonable and merger and acquisition activity remains resilient despite the credit conditions. We continue to emphasize specialist industrials and other visible growth stocks over consumer cyclicals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING International Value Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Brent Fredberg, Senior Analyst, Jim Brown, CFA, Director — Investments and Keith Colestock, CFA, Director — Investments, comprise the voting members of Brandes’ Large Cap Investment Committee.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.84)% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)(1), which returned (9.21)% for the same period.

Portfolio Specifics: Stock price declines for the Fund’s holdings in the diversified telecommunication services, pharmaceuticals, and communications equipment industries adversely affected performance during the period. Declines for positions such as Telecom Italia Capital SA (Italy — diversified telecommunication services), Sanofi-Aventis (France — pharmaceuticals), and Nortel Networks Corp. (Canada — communications equipment) were some of the largest detractors in these industries. Negative results for Marks & Spencer PLC (United Kingdom — multiline retail), Alcatel-Lucent (France — communications equipment), and Deutsche Telekom AG (Germany — diversified telecommunication services) also proved unfavorable to the Fund’s return. Conversely, advances registered by securities in the insurance, food & staples retailing, and chemicals industries helped temper declines.

On a country basis, declines for UK-based holdings had the most negative influence on performance. Royal Bank of Scotland Group PLC (United Kingdom — commercial banking), GlaxoSmithKline PLC (United Kingdom — pharmaceuticals), and AstraZeneca PLC (United Kingdom — pharmaceuticals) were among those UK-based positions that experienced some of the greatest share price declines. Other negative contributors included declines for the Fund’s holdings based in France, Germany, and Italy. Simultaneously, Japan-based holdings, such as Mitsubishi UFJ Financial (commercial banking) and Mitsui Sumitomo (insurance), generally advanced during the period.

Relative to the index, the Fund’s lack of exposure to positions in the oil, gas, & consumable fuels and metals & mining industries detracted most from performance. Conversely, stock selection in the insurance industry proved beneficial on a relative basis. Among countries, stock selection coupled with lackluster performance for securities based in the U.K. and France weakened relative returns, while stock selection and overweight exposure in Japan proved favorable. As a reminder, industry exposures are the result of our individual security selection — not top-down industry forecasts.

During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Covidien Ltd. (Bermuda — health care equipment & supplies). We sold the Fund’s position in LG Electronics, Inc. (South Korea — household durables) to pursue what we believe to be more attractive opportunities. We also purchased shares of companies at prices that we consider attractive, including Swiss Reinsurance (Switzerland — insurance) and Barclays PLC (United Kingdom — commercial banking).

Note that the Fund’s industry exposure is a result of a focus on fundamentals and valuations of individual companies. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. This often involves investing in unpopular firms and industries. Industry exposures are substantially driven by stock selection, and not by any “industry allocation” decision. We believe quality businesses with margins of safety attractive to us represent compelling opportunities for long-term gains.

Current Strategy and Outlook: While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Deutsche Telekom AG	3.8%
Sanofi-Aventis	3.5%
Mitsubishi UFJ Financial Group, Inc.	3.5%
AstraZeneca PLC	3.4%
GlaxoSmithKline PLC	3.2%
Mitsui Sumitomo Insurance Group Holdings, Inc.	2.6%
Sumitomo Mitsui Financial Group, Inc.	2.6%
Seven & I Holdings Co., Ltd.	2.5%
Telefonaktiebolaget LM Ericsson	2.5%
Hitachi Ltd.	2.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING International Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul J. Hechmer, Portfolio Manager of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.41)% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(1) (“MSCI EAFE® Index”), which returned (9.21)% for the same period.

Portfolio Specifics: Although posting absolute negative returns, the Fund experienced strong relative performance in this period of turbulence, outperforming the negative MSCI EAFE® return. Outperformance came from many sectors and regions with the largest contribution to relative outperformance generated from the consumer staples, industrial, and telecommunication (“telecom”) service sectors and regionally from Japan.

As mentioned, one of the top contributors to performance was the consumer staples sector. While the Fund was slightly underweight the sector relative to the benchmark, the holdings therein performed very well during the period. Specifically, Kirin Brewery Co., Ltd., the greatest contributor to performance in the Fund, appreciated considerably during the period based on its ability to successfully push through price increases, from decreased competition due to factory closings by one of its major competitors, and a much improved profit outlook.

In the industrials space, both the Fund’s Japanese printing companies, Dai Nippon Printing Co., Ltd. and Toppan Printing Co., Ltd. performed well. Reported profits were strong and the clear value nature and defensive qualities of these names became apparent in the general market sell-off.

The telecom holdings in the Fund ran the gamut of returns. The Fund continues to be overweight telecom relative to the index, and this sector was one of the poorest performing for the benchmark over the period. Chunghwa Telecom Co., Ltd. was the strongest performer in the group, due in part to a more stable political environment in Taiwan after the conclusion of elections, and more importantly, on the agreement reached with local regulators enabling the company to return capital to shareholders. Conversely, Telecom Italia Capital SA was the worst performer among the sector holdings and the largest detractor from performance in the Fund, amid concerns about credit deterioration and the ability of management to quickly implement a stabilization program to switch more business to the higher-margin mobile segment.

Information technology, whose weighting was greater than that of the index, continued to be one of the poorest performing sectors for the Fund; the sector holdings underperformed versus the benchmark. Alcatel SA, the Franco-American telecom equipment manufacturer, was the largest decliner in the sector.

Though the holdings within the sector posted a range of returns, the materials sector was the leading detractor to the Fund’s performance. The Fund’s positions in Anglogold Ashanti Ltd. ADR, Apex Silver Mines Ltd., Gold Fields Ltd., and Stora Enso OYJ, in particular, were notable detractors of performance over the period, each exhibiting weakness in price as a result of company specific circumstances.

While the weaker US dollar aided the index return by over 4%, our regional positioning, with a significant continued underweight to the Eurozone and exposure to South Africa (the rand fell by over 13%), meant that the Fund only benefited by about 2% in the period, although clearly being aided by their overweight position in Japan and the much stronger yen. From a regional perspective, Fund holdings in Japan performed very strongly, posting returns well above that of the index in US dollar terms.

Current Strategy and Outlook: The market’s early year sell-off was not unanticipated given the generally elevated nature of global equities coming into the end of 2007. Our focus on buying companies trading for less than their intrinsic worth has helped us weather this storm, and we believe market volatility provides us with new opportunities to find value in new places such as the financial sector. While we do not believe the worst is over for this sector or markets in general, the recent correction gives us the opportunity to continue to build a strong Fund of high quality names which we believe will do well over the long term. Japan continues to look attractive, and our exposure has increased at the margin, despite our strong relative performance. Also, in our opinion the health care space is increasingly providing opportunities to buy leading pharmaceutical companies at valuations that give us their pipeline for free.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Nippon Telegraph & Telephone Corp. ADR	4.0%
Anglogold Ashanti Ltd. ADR	3.8%
Gemalto NV	3.5%
BP PLC	3.2%
Newmont Mining Corp.	3.2%
Fuji Photo Film Co., Ltd.	3.1%
Telecom Italia S.p.A. RNC	3.0%
Barrick Gold Corp.	3.0%
Dai Nippon Printing Co., Ltd.	3.0%
Alcatel SA	2.8%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING International Value Opportunities Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING International Value Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nicolas Simar, Senior Investment Manager Equities and Head of the Value Team and Frederic Degembe, Investment Manager Equities, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.20)% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Value Index(1) (“MSCI EAFE® Value Index”) and the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(2) (“MSCI EAFE® Index”), which returned (10.87)% and (9.21)%, respectively for the same period.

Portfolio Specifics: Over the last six months, markets were extremely volatile, as the financial sector in particular went through very tough times. A weak housing market, massive write-downs from established financial houses, a dry-up of liquidity on most of the developed money markets, and solvency issues in many banks pushed the financial sector significantly lower. That, combined with poor economic data, hurt the whole market. Some encouraging results were released in April, however, excluding financials. Investors took these as a sign of relative good health and pushed prices up, recouping some of the earlier losses.

Defensive sectors did better as investors hid during the storm. Consumer staples massively outperformed thanks to stable cash flow and a certain visibility. Also utilities did relatively well, for the same reasons as consumer staples: visibility and solid cash flow even in a downturn. Energy was also a good performer, benefiting from the increase in the crude oil prices.

International portfolios in general were hit hardest by the poor performance of the financials sector. The information technology sector fared worse, driven mostly by a complete de-rating. Industrials were also poor performers, which is typical in a downturn: you tend to sell the cyclical stories. Surprisingly, the telecommunication sector was weak but this was mostly due to the first quarter of 2008, when investors took profits from the stellar performance in 2007.

The Fund’s outperformance was due mainly to good stock selection among consumer durables, particularly the apparel industry; consumer staples; and in financials. Also helpful was an underweight in automobiles and components — part of consumer durables. Mitsubishi UFJ Financial Group, Inc., the Japanese mega-bank, outperformed, particularly in April as it benefited from good economic data and seemed less affected by U.S. toxic financial instruments. The Fund benefited from its positioning in the integrated oil companies: Royal Dutch Shell PLC, BP PLC, Total Real Estate Investment Trusts and Eni S.p.A. contributed strongly to results in the context of a falling market. Telefonaktiebulaget LM Ericsson also was a good performer as we bought the stock after the first profit warning.

Detractors from results included banks such as HBOS PLC and Danske Bank A/S, following bad results and an unexpected right issue (HBOS PLC). Alstria Office AG, the German office real estate company was particularly weak during the period although over the first quarter this year had a good run. Iberdrola SA has been weak also as its takeover premium disappeared.

Current Strategy and Outlook: The issues that we raised in recent reports have gotten bigger. The housing market continues to fall in the United States and in some European countries. In our opinion, commodities are extremely expensive, and may create the next bubble; companies are having greater difficulty maintaining their high margins as input costs go through the roof. Inflation in that context is anything but helpful. Macroeconomic data are weak. In such an environment we believe it is best to invest defensively and possibly later this year move back into the hard-beaten stocks.

(1)	The MSCI EAFE® Value Index is an unmanaged index consisting of that 50% of the MSCI EAFE® with the lowest Price/Book Value Ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

(2)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

Royal Dutch Shell PLC – Class A	4.3%
HSBC Holdings PLC	4.0%
Total SA	3.6%
Fortis	3.1%
Banco Santander Central Hispano SA	2.9%
Vivendi	2.8%
BP PLC	2.7%
Sanofi-Aventis	2.7%
ENI S.p.A.	2.4%
Mitsubishi UFJ Financial Group, Inc.	2.3%

Portfolio holdings are subject to change daily.

ING Russia Fund
Portfolio Managers’ Report

Industry Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Jan-Wim Derks and Gus Robertson(1) of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.31)% compared to the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Indexsm(2) and the Russian Trading System (“RTS”) Index(3), which returned (10.28)% and (4.43)%, respectively, for the same period.

Portfolio Specifics: Over the last six months global equity markets experienced significant levels of volatility and Russia was no exception. Though Russian equities were particularly strong in the last months of 2007, early in 2008 the market was dragged down by deteriorating global sentiment. Over a period of 7 trading days in January the RTS Index lost almost 20%. Since then, Russia has recovered most of the loss.

The Fund was overweight materials, which was one of the main drivers of performance. Mechel Steel was one of the largest single overweight positions at the start of the period and has risen some 70% since then. The Fund continues to hold this name but has trimmed it’s position. Early in 2008 the Fund made investments in Uralkaliy (potash/fertilizer) and Raspadskaya (coal), which also have been strong performers.

A zero weighting in VTB Bank OJSC GDR, Russia’s second largest bank, benefited the Fund’s relative performance. A small, off-index position in Bank St. Petersburg BRD added value as the stock rose 12% despite the larger banking stock losses. Another contributor was the significant underweight in utilities.

Detractors from results were largely stock-specific. Pipeline operator Transneft has been out of favor as investors are losing faith that the company is being run in the best interests of minority shareholders. The Fund has exited this position. TMK OAO Pipe’s first quarter production volumes deteriorated and the stock lost more than 25%. The Fund continues to hold this position as we believe the problem is temporary and the stock provides interesting exposure to the Russian infrastructure theme. A position in real estate developer Open Investments also detracted. Additionally, due to diversification requirements, the Fund is structurally underweight the integrated oil & gas industry group, which has detracted from performance.

Current Outlook and Strategy: The portfolio managers have a positive outlook on the Russian market for a number of reasons: (1) in our opinion, political uncertainty has been removed with the passing of the elections and the smooth transition to the new president, Dmitry Medvedev, while former president, Vladimir Putin, has been appointed Prime Minister; (2) commodity prices remain at historically high levels, and even if they fall somewhat we believe the Russian commodity companies will be very profitable; (3) valuations are attractive relative to emerging market peers; (4) the government is taking steps to provide tax relief to the oil sector, which, in our opinion, suffers from a particularly burdensome tax regime; and (5) we believe the macroeconomic outlook is strong which should provide a solid platform for corporate earnings growth.

The focus of the portfolio is not likely to change dramatically in the near term as we believe the infrastructure and domestic consumption related stories will continue to play out. Materials and the consumer sectors are thus likely to remain overweighted and we continue to look for further ways of playing these themes. This is financed by the underweights in utilities, financials and energy. Despite the Fund’s structural underweight in energy, the positions in oil stocks are likely to be adjusted according to the expected favorable changes in the tax regime, while in the steel sector it looks increasingly likely that less favorable tax changes will be implemented.

(1)	Mr. Robertson was added as a portfolio manager to the Fund effective January 1, 2008.
(2)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(3)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Sberbank RF	13.5%
Lukoil-Spon ADR	13.0%
OAO Gazprom	10.3%
OAO Gazprom ADR	6.7%
OAO Rosneft Oil Co. GDR	4.9%
MMC Norilsk Nickel ADR	4.5%
Mechel OAO ADR	3.4%
Novatek OAO GDR	3.0%
Uralkali GDR	3.0%
Tatneft GDR	2.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Gorky Urquieta, Senior Investment Manager and Daniel Eustaquio, Senior Portfolio Manager, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.82)% compared to the JPMorgan Emerging Markets Bond Index Global Diversified(1) (“JPMorgan EMB Index Global Diversified”), which returned 1.90% for the same period.

Portfolio Specifics: The credit crunch took front stage again in November. Spreads of risky assets surged higher across the board. Central Banks supplied record amounts of liquidity to the banking system to relieve money market/inter bank stress. The first months of 2008 started dramatically for many asset classes: new economic data indicated a U.S. recession, large mono-line insurers might be in danger of losing their AAA ratings, fraud at Societé Generale. Equity markets tumbled, spreads on credits and high yields widened considerably.

Negative headlines dominated the first quarter with the bail-out of Bear Stearns as a climax. The Federal Reserve Board (the “Fed”) took aggressive measures to calm the financial markets (rate cuts, supplying the banks and brokers with liquidity etc). Emerging market debt lost ground but outperformed other risky fixed income asset classes such as high yield and credits.

Over the reporting period the Fund underperformed the benchmark. Overweights in higher beta countries, e.g., Argentine and Venezuela, were amongst the main causes of underperformance. The Fund’s lower average credit quality detracted from results in the market turmoil.

Current Strategy and Outlook: The Fund is positioned with a small overweight of spread duration. Overweight positions are mainly in higher-spread countries, funded by underweights in lower-spread countries. In instrument selection we have a moderate corporate credit exposure focused mostly on higher rated credits in a good position to benefit from high growth in emerging markets.

The local component has a moderate foreign currency risk, with Latin America having the most attractive currencies in our view. Further we have moderate positions in local interest rate duration in several countries, the most attractive of which are in countries where real rates are higher than improved macro stability would warrant.

(1)	The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2008
(as a percent of net assets)

Russia Government International Bond, 7.500%, due 03/31/30	4.1%
Russia Government International Bond, 12.750%, due 06/24/28	3.4%
Petroleos de Venezuela SA, 5.375%, due 04/12/27	2.8%
Brazil Government International Bond, 7.125%, due 01/20/37	2.4%
Republic of Turkey, 7.000%, due 09/26/16	2.2%
Republic of Iraq, 5.800%, due 01/15/28	2.1%
Republic of Colombia, 7.375%, due 01/27/17	2.0%
Philippine Government International Bond, 8.250%, due 01/15/14	1.8%
Petroleos de Venezuela SA, 5.250%, due 04/12/17	1.7%
Turkey Government International Bond, 9.500%, due 01/15/14	1.6%

Portfolio holdings are subject to change daily.

ING Global Bond Fund
Portfolio Managers’ Report

Investment Type Allocation
as of April 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Bond Fund (the ”Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.91% compared to the Lehman Brothers Global Aggregate Index(1) (the ”Index”), which returned 6.27% for the same period.

Portfolio Specifics: The past six months were marked by continued market turmoil, as mortgage, credit and liquidity problems proved to be anything but contained, and the distress in the financial markets coincided with a downturn in the global economy. In the US, the employment continued to deteriorate, manufacturing was extremely weak and consumer confidence plummeted on soaring gas prices and sinking home prices. The UK also began to show weakness, as falling home prices and tighter credit pushed consumer confidence to a 13-year low.

The main focus in the euro region was on inflation, which soared to a 16-year high in March, putting it above the European Central Bank’s (“ECB”) comfort zone. Higher inflation caused consumer and business confidence to weaken, but the ECB made it apparent that their only focus is price stability. Japan continued to be weighed down by a lackluster domestic economy, a soft labor market, unimpressive consumption and declining housing.

One of our highest-conviction views was that the UK would be the next country under pressure, and that the rest of the world would not escape the impact of a U.S. slowdown. Accordingly, the Fund held more interest rate exposure in the UK, Germany and Canada than the benchmark. These exposures benefited the Fund as yields dropped globally. The Fund benefited significantly from being positioned for a steeper U.S. yield curve, as the short maturity bonds outperformed longer maturity bonds. Also, the Fund benefited from being underweight the dollar. At certain times throughout the period, the Fund was overweight the euro and the Japanese yen.

The Fund benefited from a significant position in the Norwegian krone and from an underweight exposure to the British pound. A sizeable underweight to the corporate and mortgage sectors also helped performance. As credit and securitized spreads reached all-time wide levels, the Fund had far less exposure to these assets than did the benchmark and gained from holding protection on certain credit names.

Current Strategy and Outlook: Our outlook for the US economy remains negative. In our opinion, unemployment and consumer confidence have gotten decidedly worse. We believe confidence and spending will not pick up until a bottom in house prices is in sight, and this seems like a far-off event. While further interest rate cuts seem necessary, the Federal Reserve Board (the “Fed”) seems to be on hold and more inclined to use alternative policy actions. We are shifting some focus to global growth, where less easing is priced in and more opportunities remain. In our opinion, the UK in particular seems to be the most vulnerable, with falling house prices, highly levered consumers, and interbank lending issues that are worse than those in the US.

With a global economic decline looming, and the US economy being stimulated by fiscal and monetary actions, we believe the US dollar should eventually benefit. We intend to take advantage of depreciations in the euro and British pound. We think the ultimate direction for the US yield curve is steeper, and we will remain in positions which seek to capture this movement in various markets, as we believe short-term interest rates are eventually set to come down globally.

(1)	The Lehman Brothers Global Aggregate Index provides a broad based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2008
(as a percent of net assets)

Bundesobligation, 3.500%, due 04/08/11	12.2%
U.S. Treasury Note, 3.125%, due 04/30/13	6.9%
Bundesrepub. Deutschland, 4.250%, due 07/04/17	4.8%
Japan Government CPI Linked, 1.200%, due 12/10/17	3.7%
United Kingdom Gilt Bond, 4.000%, due 03/07/09	2.9%
U.S. Treasury Bond, 3.500%, due 02/15/18	2.9%
U.S. Treasury Note, 2.125%, due 04/30/10	2.8%
U.S. Treasury Note, 1.750%, due 03/31/10	2.8%
Federal Home Loan Mortgage Corporation, 5.500%, due 05/01/37	2.6%
Japan Financing Bills, 0.520%, due 06/09/08	2.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and foreign Government Securities.

Portfolio holdings are subject to change daily.

ING Diversified International Fund
Portfolio Managers’ Report

Asset Allocation
as of April 30, 2008
(as a percentage of net assets)
Portfolio holdings are subject to change daily.

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Investment Review Committee.(1)

Portfolio Specifics: The Fund’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Fund invests in are set out below. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

The Investment Review Committee allocates the Fund’s assets among the Underlying Funds based on advice from the ING Investment Management Co., a consultant to the Investment Committee. The performance of the Fund reflects the performance of the Underlying Funds and the weightings of Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or over weighted in assets or a market with significant declines.

Performance: For the six months ended April 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.82)% compared to the Morgan Stanley Capital International All Country World ex U.S. Indexsm(2) (“MSCI ACWI ex U.S.sm”) which retuned (9.34)% for the same period.

The Fund’s underperformance to the benchmark is related to the performance of the Underlying Funds and the weightings in the Underlying Funds relative to that of the benchmark. Specifically the Fund’s underperformance was caused by the relative underperformance of ING Index Plus International Equity Fund, ING International SmallCap Multi-Manager Fund, ING Foreign Fund and ING International Capital Appreciation Fund. This underperformance was only slightly offset by the relative contribution from the ING International Real Estate Fund, ING International Equity Dividend Fund, ING Emerging Countries Fund and ING International Value Choice Fund.

The majority of the underperformance of the Fund arose due to differences in the makeup of the benchmark and the holdings of the Fund. Small-cap and real estate were the worst-performing asset classes, and, as non-benchmark holdings, they dragged down Fund performance.

Current Strategy and Outlook: The outlook for small cap stocks is fundamentally tied to the strength of local and regional economies, and with the economic outlook less robust than in the recent past, small cap stocks in Europe and the UK suggests a reduction of exposure to this relatively risky class is warranted. Based on this assessment, we tactically reduced our exposure in international small cap to an underweight position. We also reduced our exposure to emerging markets to a neutral position believing that despite their continued strong price momentum, emerging markets have more downside risk than upside potential. We increased the allocation to international core, and are now modestly overweight. We view this asset class as the least risky of those available. Finally, we removed our long-held underweight in real estate. This asset class has seen such large declines in value that we view it highly improbable that such negative relative performance will repeat itself, and we view the risk remaining underweight as greater than potential underperformance. We remain underweight in large value and overweight in large growth. It is our view that opportunities within international markets may continue migrating toward the growth space, causing us to favor growth in a rising rate environment, in which the earnings outlooks for financial stocks, which comprise a significant portion of the value portion of the benchmark, remain relatively unfavorable.

(1)	The members of the Investment Review Committee are: William A. Evans, Michael J. Roland, and Paul Zemsky. Effective December 31, 2007, Paul Zemsky replaced Stan D. Vyner as a member of the Investment Review Committee.

(2)	The MSCI ACWI ex U.S.sm measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. Actual weights of underlying funds are subject to change daily based on market activity. Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Target Allocation

International Core	37%
International Growth	20%
International Value	15%
International Small Cap	8%
Emerging Markets	15%
International Real Estate	5%

Portfolio holdings are subject to change.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Equity Dividend Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$895.70	1.37%	$6.46
Class B	1,000.00	892.00	2.12	9.97
Class C	1,000.00	892.40	2.12	9.97
Class I	1,000.00	898.50	0.99	4.67
Class O	1,000.00	895.20	1.38	6.50
Class W(a)	1,000.00	1,031.50	0.99	2.20
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.37%	$6.87
Class B	1,000.00	1,014.32	2.12	10.62
Class C	1,000.00	1,014.32	2.12	10.62
Class I	1,000.00	1,019.94	0.99	4.97
Class O	1,000.00	1,018.00	1.38	6.92
Class W	1,000.00	1,019.94	0.99	4.97

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflect the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Natural Resources Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$1,035.10	1.43%	$7.24
Class I	1,000.00	1,037.30	1.08	5.47
Class W(a)	1,000.00	1,145.60	1.08	2.50
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.43%	$7.17
Class I	1,000.00	1,019.49	1.08	5.42
Class W	1,000.00	1,019.49	1.08	5.42

ING Global Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$885.50	1.36%	$6.38
Class B	1,000.00	881.70	2.11	9.87
Class C	1,000.00	882.10	2.11	9.87
Class I	1,000.00	886.90	1.00	4.69
Class O	1,000.00	885.00	1.36	6.37
Class W(a)	1,000.00	1,087.40	1.00	2.25
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.36%	$6.82
Class B	1,000.00	1,014.37	2.11	10.57
Class C	1,000.00	1,014.37	2.11	10.57
Class I	1,000.00	1,019.89	1.00	5.02
Class O	1,000.00	1,018.10	1.36	6.82
Class W	1,000.00	1,019.89	1.00	5.02

ING Global Value Choice Fund

Actual Fund Return
Class A	$1,000.00	$912.90	1.58%	$7.51
Class B	1,000.00	909.70	2.29	10.87
Class C	1,000.00	909.80	2.29	10.87
Class I	1,000.00	914.60	1.19	5.66
Class Q	1,000.00	913.50	1.44	6.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.01	1.58%	$7.92
Class B	1,000.00	1,013.48	2.29	11.46
Class C	1,000.00	1,013.48	2.29	11.46
Class I	1,000.00	1,018.95	1.19	5.97
Class Q	1,000.00	1,017.70	1.44	7.22

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflect the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Asia-Pacific Real Estate Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$805.30	1.75%	$7.86
Class B	1,000.00	802.10	2.50	11.20
Class C	1,000.00	802.50	2.50	11.20
Class I	1,000.00	805.20	1.50	6.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.16	1.75%	$8.77
Class B	1,000.00	1,012.43	2.50	12.51
Class C	1,000.00	1,012.43	2.50	12.51
Class I	1,000.00	1,017.40	1.50	7.52

ING Disciplined International SmallCap Fund

Actual Fund Return
Class A	$1,000.00	$844.80	1.07%	$4.91
Class B	1,000.00	841.30	1.82	8.33
Class C	1,000.00	841.30	1.82	8.33
Class I	1,000.00	845.60	0.82	3.76
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.54	1.07%	$5.37
Class B	1,000.00	1,015.81	1.82	9.12
Class C	1,000.00	1,015.81	1.82	9.12
Class I	1,000.00	1,020.79	0.82	4.12

ING Emerging Countries Fund

Actual Fund Return
Class A	$1,000.00	$932.40	1.90%	$9.13
Class B	1,000.00	928.70	2.65	12.71
Class C	1,000.00	929.10	2.65	12.71
Class I	1,000.00	933.80	1.57	7.55
Class Q	1,000.00	932.80	1.83	8.79
Class W(a)	1,000.00	1,072.70	1.54	3.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.42	1.90%	$9.52
Class B	1,000.00	1,011.69	2.65	13.25
Class C	1,000.00	1,011.69	2.65	13.25
Class I	1,000.00	1,017.06	1.57	7.87
Class Q	1,000.00	1,015.76	1.83	9.17
Class W	1,000.00	1,017.21	1.54	7.72

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflect the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING European Real Estate Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$944.30	1.75%	$8.46
Class B	1,000.00	940.50	2.50	12.06
Class C	1,000.00	939.80	2.50	12.06
Class I	1,000.00	946.20	1.50	7.26
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.16	1.75%	$8.77
Class B	1,000.00	1,012.43	2.50	12.51
Class C	1,000.00	1,012.43	2.50	12.51
Class I	1,000.00	1,017.40	1.50	7.52

ING Foreign Fund

Actual Fund Return
Class A	$1,000.00	$899.20	1.56%	$7.37
Class B	1,000.00	895.20	2.31	10.88
Class C	1,000.00	895.80	2.31	10.89
Class I	1,000.00	900.80	1.24	5.86
Class Q	1,000.00	899.60	1.49	7.04
Class W(a)	1,000.00	1,050.80	1.23	2.72
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.11	1.56%	$7.82
Class B	1,000.00	1,013.38	2.31	11.56
Class C	1,000.00	1,013.38	2.31	11.56
Class I	1,000.00	1,018.70	1.24	6.22
Class Q	1,000.00	1,017.45	1.49	7.47
Class W	1,000.00	1,018.75	1.23	6.17

ING Greater China Fund

Actual Fund Return
Class A	$1,000.00	$816.80	1.87%	$8.45
Class B	1,000.00	814.10	2.62	11.82
Class C	1,000.00	813.80	2.62	11.82
Class I	1,000.00	818.20	1.62	7.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.56	1.87%	$9.37
Class B	1,000.00	1,011.83	2.62	13.11
Class C	1,000.00	1,011.83	2.62	13.11
Class I	1,000.00	1,016.81	1.62	8.12

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflect the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus International Equity Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$883.00	1.51%	$7.07
Class B	1,000.00	879.40	2.26	10.56
Class C	1,000.00	880.20	2.26	10.57
Class I	1,000.00	884.80	1.21	5.67
Class O(a)	1,000.00	941.20	1.51	6.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.35	1.51%	$7.57
Class B	1,000.00	1,013.63	2.26	11.31
Class C	1,000.00	1,013.63	2.26	11.31
Class I	1,000.00	1,018.85	1.21	6.07
Class O	1,000.00	1,017.35	1.51	7.57

ING International Capital Appreciation Fund

Actual Fund Return
Class A	$1,000.00	$898.20	1.50%	$7.08
Class B	1,000.00	895.40	2.25	10.60
Class C	1,000.00	895.30	2.25	10.60
Class I	1,000.00	900.30	1.16	5.48
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.50%	$7.52
Class B	1,000.00	1,013.67	2.25	11.27
Class C	1,000.00	1,013.67	2.25	11.27
Class I	1,000.00	1,019.10	1.16	5.82

ING International Equity Dividend Fund

Actual Fund Return
Class A	$1,000.00	$905.10	1.40%	$6.63
Class B	1,000.00	901.50	2.15	10.16
Class C	1,000.00	901.70	2.15	10.17
Class I	1,000.00	907.00	1.15	5.45
Class W(b)	1,000.00	1,070.50	1.00	2.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.90	1.40%	$7.02
Class B	1,000.00	1,014.17	2.15	10.77
Class C	1,000.00	1,014.17	2.15	10.77
Class I	1,000.00	1,019.14	1.15	5.77
Class W	1,000.00	1,019.89	1.00	5.02

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was November 12, 2007. Expenses paid reflect 171 day period ended April 30, 2008.

(b)	Commencement of operations was February 12, 2008. Expenses paid reflect the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International Growth Opportunities Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$913.80	1.70%	$8.09
Class B	1,000.00	910.30	2.45	11.64
Class C	1,000.00	911.20	2.45	11.64
Class I	1,000.00	916.00	1.33	6.34
Class Q	1,000.00	915.50	1.36	6.48
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.41	1.70%	$8.52
Class B	1,000.00	1,012.68	2.45	12.26
Class C	1,000.00	1,012.68	2.45	12.26
Class I	1,000.00	1,018.25	1.33	6.67
Class Q	1,000.00	1,018.10	1.36	6.82

ING International Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$857.50	1.50%	$6.93
Class B	1,000.00	854.20	2.25	10.37
Class C	1,000.00	854.30	2.25	10.37
Class I	1,000.00	858.90	1.20	5.55
Class W(a)	1,000.00	1,054.40	1.53	3.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.50%	$7.52
Class B	1,000.00	1,013.67	2.25	11.27
Class C	1,000.00	1,013.67	2.25	11.27
Class I	1,000.00	1,018.90	1.20	6.02
Class W	1,000.00	1,017.26	1.53	7.67

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflects the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International SmallCap Multi-Manager Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$821.80	1.66%	$7.52
Class B	1,000.00	818.90	2.31	10.45
Class C	1,000.00	819.10	2.31	10.45
Class I	1,000.00	823.50	1.27	5.76
Class Q	1,000.00	822.40	1.52	6.89
Class W(a)	1,000.00	1,079.90	1.21	2.72
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.61	1.66%	$8.32
Class B	1,000.00	1,013.38	2.31	11.56
Class C	1,000.00	1,013.38	2.31	11.56
Class I	1,000.00	1,018.55	1.27	6.37
Class Q	1,000.00	1,017.30	1.52	7.62
Class W	1,000.00	1,018.85	1.21	6.07

ING International Value Fund

Actual Fund Return
Class A	$1,000.00	$911.60	1.59%	$7.56
Class B	1,000.00	908.50	2.29	10.87
Class C	1,000.00	909.10	2.14	10.16
Class I	1,000.00	913.00	1.24	5.90
Class Q	1,000.00	913.20	1.24	5.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.96	1.59%	$7.97
Class B	1,000.00	1,013.48	2.29	11.46
Class C	1,000.00	1,014.22	2.14	10.72
Class I	1,000.00	1,018.70	1.24	6.22
Class Q	1,000.00	1,018.70	1.24	6.22

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflects the 79 day period ended April 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International Value Choice Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$945.90	1.64%	$7.93
Class B	1,000.00	942.50	2.39	11.54
Class C	1,000.00	942.50	2.39	11.54
Class I	1,000.00	947.70	1.31	6.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.71	1.64%	$8.22
Class B	1,000.00	1,012.98	2.39	11.96
Class C	1,000.00	1,012.98	2.39	11.96
Class I	1,000.00	1,018.35	1.31	6.57

ING International Value Opportunities Fund

Actual Fund Return
Class A	$1,000.00	$898.00	1.46%	$6.89
Class B	1,000.00	897.60	2.21	10.43
Class C	1,000.00	894.70	2.21	10.41
Class I	1,000.00	898.10	1.20	5.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.46%	$7.32
Class B	1,000.00	1,013.87	2.21	11.07
Class C	1,000.00	1,013.87	2.21	11.07
Class I	1,000.00	1,018.90	1.20	6.02

ING Russia Fund

Actual Fund Return
Class A	$1,000.00	$986.90	2.03%	$10.03
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.77	2.03%	$10.17

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Emerging Markets Fixed Income Fund	November 1, 2007	April 30, 2008	Ratio	April 30, 2008*

Actual Fund Return
Class A	$1,000.00	$991.80	1.08%	$5.35
Class B	1,000.00	988.20	1.83	9.05
Class C	1,000.00	989.40	1.83	9.05
Class I	1,000.00	993.30	0.81	4.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.49	1.08%	$5.42
Class B	1,000.00	1,015.76	1.83	9.17
Class C	1,000.00	1,015.76	1.83	9.17
Class I	1,000.00	1,020.84	0.81	4.07

ING Global Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,089.10	0.91%	$4.73
Class B	1,000.00	1,084.30	1.66	8.60
Class C	1,000.00	1,084.60	1.66	8.60
Class I	1,000.00	1,093.90	0.64	3.33
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.34	0.91%	$4.57
Class B	1,000.00	1,016.61	1.66	8.32
Class C	1,000.00	1,016.61	1.66	8.32
Class I	1,000.00	1,022.68	0.64	3.22

ING Diversified International Fund

Actual Fund Return
Class A	$1,000.00	$891.80	0.29%	$1.36
Class B	1,000.00	889.10	1.04	4.88
Class C	1,000.00	889.00	1.04	4.88
Class I	1,000.00	893.00	0.04	0.19
Class R	1,000.00	890.80	0.54	2.54
Class W(a)	1,000.00	1,070.70	0.04	0.09
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,023.42	0.29%	$1.46
Class B	1,000.00	1,019.69	1.04	5.22
Class C	1,000.00	1,019.69	1.04	5.22
Class I	1,000.00	1,024.66	0.04	0.20
Class R	1,000.00	1,022.18	0.54	2.72
Class W	1,000.00	1,024.66	0.04	0.20

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was February 12, 2008. Expenses paid reflect the 79 day period ended April 30, 2008.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity Dividend	Natural Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$274,563,193	$155,157,476	$1,541,143,945	$109,599,902
Investments in affiliates**	—	—	6,062,408	—
Short-term investments at amortized cost	26,118,895	—	345,858,275	37,226,816
Cash	7,712,520	—	6,555,148	1,498,179
Foreign currencies at value***	3,478,163	138,581	160,756	20,190
Receivables:
Investment securities sold	51,797	2,208,875	13,523,495	1,485,791
Fund shares sold	900,856	172,667	25,744,588	202,519
Dividends and interest	1,366,295	36,258	3,895,484	244,147
Unrealized appreciation on forward foreign currency contracts	—	—	5,141	—
Prepaid expenses	45,346	27,814	96,450	36,432
Reimbursement due from manager	—	—	—	161

Total assets	314,237,065	157,741,671	1,943,045,690	150,314,137

LIABILITIES:
Payable for investment securities purchased	338,621	2,432,776	18,669,531	—
Payable for fund shares redeemed	1,570,397	236,614	2,418,253	298,864
Payable upon receipt of securities loaned	26,118,895	—	287,051,807	28,197,205
Payable to affiliates	331,981	147,739	1,515,162	127,835
Payable to custodian due to bank overdraft	—	101,105	—	—
Payable for trustee fees	1,335	24,841	5,922	20,759
Other accrued expenses and liabilities	84,357	45,251	230,354	96,977

Total liabilities	28,445,586	2,988,326	309,891,029	28,741,640

NET ASSETS	$285,791,479	$154,753,345	$1,633,154,661	$121,572,497

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$300,127,446	$120,435,582	$1,656,858,695	$269,811,844
Undistributed net investment income (distributions in excess of net investment income)	2,035,617	(279,560)	(34,389,294)	(67,675)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	9,247,065	14,070,830	(93,763,245)	(149,454,285)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(25,618,649)	20,526,493	104,448,505	1,282,613

NET ASSETS	$285,791,479	$154,753,345	$1,633,154,661	$121,572,497

+ Including securities loaned at value	$24,920,677	$—	$278,334,069	$27,495,553
* Cost of investments in securities	$300,224,226	$134,633,766	$1,435,346,443	$108,313,808
** Cost of investments in affiliates	$—	$—	$7,399,318	$—
*** Cost of foreign currencies	$3,445,816	$132,590	$148,198	$20,252

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited) (continued)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity Dividend	Natural Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$125,759,571	$154,750,641	$1,106,337,082	$60,183,881
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	9,184,731	13,061,727	53,112,294	2,335,100
Net asset value and redemption price per share	$13.69	$11.85	$20.83	$25.77
Maximum offering price per share (5.75%)(1)	$14.53	$12.57	$22.10	$27.34
Class B:
Net assets	$42,034,345	n/a	$43,813,118	$15,299,451
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	3,080,790	n/a	2,474,653	549,916
Net asset value and redemption price per share(2)	$13.64	n/a	$17.70	$27.82
Maximum offering price per share	$13.64	n/a	$17.70	$27.82
Class C:
Net assets	$94,449,527	n/a	$262,465,512	$34,717,393
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	6,937,681	n/a	14,095,568	1,405,045
Net asset value and redemption price per share(2)	$13.61	n/a	$18.62	$24.71
Maximum offering price per share	$13.61	n/a	$18.62	$24.71
Class I:
Net assets	$884	$1,182	$171,945,933	$9,174,773
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	65	100	8,250,760	354,878
Net asset value and redemption price per share	$13.70	$11.84	$20.84	$25.85
Maximum offering price per share	$13.70	$11.84	$20.84	$25.85
Class O:
Net assets	$23,545,159	n/a	$22,291,559	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,721,329	n/a	1,070,455	n/a
Net asset value and redemption price per share	$13.68	n/a	$20.82	n/a
Maximum offering price per share	$13.68	n/a	$20.82	n/a
Class Q:
Net assets	n/a	n/a	n/a	$2,196,999
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	72,574
Net asset value and redemption price per share	n/a	n/a	n/a	$30.27
Maximum offering price per share	n/a	n/a	n/a	$30.27
Class W:
Net assets	$1,993	$1,522	$26,301,457	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	134	103	1,260,344	n/a
Net asset value and redemption price per share	$14.85	$14.71	$20.87	n/a
Maximum offering price per share	$14.85	$14.71	$20.87	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited)

	ING	ING	ING	ING
	Asia-Pacific	Disciplined	Emerging	European
	Real Estate	International SmallCap	Countries	Real Estate
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$4,693,951	$359,317,049	$259,556,698	$5,808,371
Investments in affiliates**	42,836	509,390	—	—
Short-term investments at amortized cost	—	—	49,486,831	—
Cash	213,128	5,331,423	540,793	308,566
Foreign currencies at value***	1,360	—	—	5,063
Receivables:
Investment securities sold	36,851	23,401,093	536,772	—
Fund shares sold	62,950	283,062	13,219,594	104,160
Dividends and interest	13,545	1,659,106	1,552,518	11,700
Unrealized appreciation on forward foreign currency contracts	—	—	19,038	—
Prepaid expenses	52,714	42,041	51,833	49,733
Reimbursement due from manager	9,778	—	—	7,999

Total assets	5,127,113	390,543,164	324,964,077	6,295,592

LIABILITIES:
Payable for investment securities purchased	120,192	10,137,255	1,255,976	121,336
Payable for fund shares redeemed	—	479	631,948	—
Payable upon receipt of securities loaned	—	—	41,426,178	—
Securities sold short	—	171,124	—	—
Payable to affiliates	5,290	242,934	385,966	6,734
Payable to custodian due to foreign currency overdraft****	—	4,926,457	7,091	—
Payable for trustee fees	405	3,249	44,303	460
Other accrued expenses and liabilities	12,265	191,590	153,997	7,478
Payable for borrowings against line of credit	—	8,880,000	—	—

Total liabilities	138,152	24,553,088	43,905,459	136,008

NET ASSETS	$4,988,961	$365,990,076	$281,058,618	$6,159,584

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$6,035,329	$423,949,665	$250,945,580	$6,407,180
Undistributed net investment income (distributions in excess of net investment income)	(6,981)	3,290,480	2,493,570	20,180
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(638,046)	(37,472,611)	15,010,517	(328,657)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(401,341)	(23,777,458)	12,608,951	60,881

NET ASSETS	$4,988,961	$365,990,076	$281,058,618	$6,159,584

+ Including securities loaned at value	$—	$—	$40,938,398	$—
* Cost of investments in securities	$5,086,345	$383,068,272	$246,950,599	$5,747,361
** Cost of investments in affiliates	$51,688	$580,696	$—	$—
*** Cost of foreign currencies	$942	$—	$—	$4,807
**** Cost of foreign currency overdraft	$—	$4,928,093	$7,101	$—
Proceeds from securities sold short	$—	$169,952	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited) (continued)

	ING	ING	ING	ING
	Asia-Pacific	Disciplined	Emerging	European
	Real Estate	International SmallCap	Countries	Real Estate
	Fund	Fund	Fund	Fund

Class A:
Net assets	$4,837,379	$108,605	$172,255,850	$6,012,627
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	604,393	10,897	4,650,523	638,752
Net asset value and redemption price per share	$8.00	$9.97	$37.04	$9.41
Maximum offering price per share (5.75%)(1)	$8.49	$10.58	$39.30	$9.98
Class B:
Net assets	$25,439	$5,274	$13,623,444	$11,899
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,187	531	373,668	1,266
Net asset value and redemption price per share(2)	$7.98	$9.92	$36.46	$9.40
Maximum offering price per share	$7.98	$9.92	$36.46	$9.40
Class C:
Net assets	$125,336	$7,770	$46,298,091	$134,107
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	15,680	783	1,348,298	14,290
Net asset value and redemption price per share(2)	$7.99	$9.92	$34.34	$9.38
Maximum offering price per share	$7.99	$9.92	$34.34	$9.38
Class I:
Net assets	$807	$365,868,427	$31,030,383	$951
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	101	36,598,105	836,225	101
Net asset value and redemption price per share	$7.99	$10.00	$37.11	$9.42
Maximum offering price per share	$7.99	$10.00	$37.11	$9.42
Class Q:
Net assets	n/a	n/a	$17,773,269	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	463,334	n/a
Net asset value and redemption price per share	n/a	n/a	$38.36	n/a
Maximum offering price per share	n/a	n/a	$38.36	n/a
Class W:
Net assets	n/a	n/a	$77,581	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	1,999	n/a
Net asset value and redemption price per share	n/a	n/a	$38.81	n/a
Maximum offering price per share	n/a	n/a	$38.81	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited)

		ING	ING	ING
	ING	Greater	Index Plus	International
	Foreign	China	International Equity	Capital Appreciation
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$646,488,747	$61,587,628	$267,892,469	$144,942,381
Short-term investments at amortized cost	38,752,391	—	—	—
Cash	2,247,463	841,020	1,422,407	1,404,156
Foreign currencies at value**	37,339,879	290,707	5,801,516	76,260
Receivables:
Investment securities sold	3,767,722	—	11,393,846	1,420,519
Fund shares sold	5,923,395	289,795	237,992	142,164
Dividends and interest	1,295,992	82,247	1,299,173	513,293
Unrealized appreciation on forward foreign currency contracts	518,219	—	—	—
Prepaid expenses	67,628	32,463	46,165	32,087
Reimbursement due from manager	—	—	1,318	—

Total assets	736,401,436	63,123,860	288,094,886	148,530,860

LIABILITIES:
Payable for investment securities purchased	9,153,779	—	3,516,752	764,393
Payable for fund shares redeemed	2,472,799	275,314	8,724,662	1,062,756
Payable upon receipt of securities loaned	36,733,478	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,812,740	—	—	—
Payable to affiliates	861,588	81,839	172,252	142,148
Payable for trustee fees	—	842	1,341	292
Other accrued expenses and liabilities	316,260	56,010	17,849	77,048

Total liabilities	51,350,644	414,005	12,432,856	2,046,637

NET ASSETS	$685,050,792	$62,709,855	$275,662,030	$146,484,223

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$552,184,682	$47,817,049	$286,092,875	$135,656,872
Undistributed net investment income (distributions in excess of net investment income)	5,226,340	(445,334)	1,805,161	452,293
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(5,614,081)	5,956,146	(10,031,393)	(1,499,442)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	133,253,851	9,381,994	(2,204,613)	11,874,500

NET ASSETS	$685,050,792	$62,709,855	$275,662,030	$146,484,223

+ Including securities loaned at value	$35,644,703	$—	$—	$—
* Cost of investments in securities	$512,253,300	$52,205,377	$270,139,326	$133,066,292
** Cost of foreign currencies	$37,027,568	$290,950	$5,755,468	$76,115

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited) (continued)

		ING	ING	ING
	ING	Greater	Index Plus	International
	Foreign	China	International Equity	Capital Appreciation
	Fund	Fund	Fund	Fund

Class A:
Net assets	$329,490,364	$50,060,904	$19,355,183	$4,854,874
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	16,627,569	2,810,416	1,777,637	381,569
Net asset value and redemption price per share	$19.82	$17.81	$10.89	$12.72
Maximum offering price per share (5.75%)(1)	$21.03	$18.90	$11.55	$13.50
Class B:
Net assets	$40,607,079	$5,561,449	$3,919,855	$813,490
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,131,100	316,371	362,129	64,890
Net asset value and redemption price per share(2)	$19.05	$17.58	$10.82	$12.54
Maximum offering price per share	$19.05	$17.58	$10.82	$12.54
Class C:
Net assets	$202,481,908	$7,032,523	$2,649,416	$1,146,854
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	10,605,615	399,691	244,943	91,230
Net asset value and redemption price per share(2)	$19.09	$17.59	$10.82	$12.57
Maximum offering price per share	$19.09	$17.59	$10.82	$12.57
Class I:
Net assets	$111,681,440	$54,979	$169,088,750	$139,669,005
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,532,819	3,083	15,443,774	10,957,525
Net asset value and redemption price per share	$20.19	$17.83	$10.95	$12.75
Maximum offering price per share	$20.19	$17.83	$10.95	$12.75
Class O:
Net assets	n/a	n/a	$80,648,826	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	7,449,730	n/a
Net asset value and redemption price per share	n/a	n/a	$10.83	n/a
Maximum offering price per share	n/a	n/a	$10.83	n/a
Class Q:
Net assets	$707,049	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	35,516	n/a	n/a	n/a
Net asset value and redemption price per share	$19.91	n/a	n/a	n/a
Maximum offering price per share	$19.91	n/a	n/a	n/a
Class W:
Net assets	$82,952	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	3,854	n/a	n/a	n/a
Net asset value and redemption price per share	$21.52	n/a	n/a	n/a
Maximum offering price per share	$21.52	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited)

	ING	ING	ING	ING
	International	International	International	International SmallCap
	Equity Dividend	Growth Opportunities	Real Estate	Multi-Manager
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$51,228,803	$121,367,620	$641,516,497	$854,870,054
Investments in affiliates**	—	—	3,080,031	—
Short-term investments in affiliates at amortized cost	—	1,925,000	—	—
Short-term investments at amortized cost	—	7,519,030	21,652,068	22,804,868
Cash	2,676,890	57,477	2,404,070	3,970,805
Foreign currencies at value***	17,300	219,776	102,707	12,595,794
Receivables:
Investment securities sold	4,982	—	2,419,653	8,994,200
Fund shares sold	68,276	91,309	3,640,121	1,285,510
Dividends and interest	334,068	366,227	2,322,370	4,824,641
Unrealized appreciation on forward foreign currency contracts	—	—	20,894	4,536
Prepaid expenses	74,577	29,535	56,198	77,210
Reimbursement due from manager	3,344	—	—	—

Total assets	54,408,240	131,575,974	677,214,609	909,427,618

LIABILITIES:
Payable for investment securities purchased	70,050	—	9,562,242	3,116,324
Payable for fund shares redeemed	436,256	202,698	5,128,202	5,462,719
Payable upon receipt of securities loaned	—	6,906,030	—	20,033,988
Unrealized depreciation on forward foreign currency contracts	—	—	—	2,939
Payable to affiliates	39,653	151,291	693,682	975,154
Payable for trustee fees	721	23,173	—	1,858
Other accrued expenses and liabilities	80,759	48,369	179,387	367,709
Accrued foreign taxes on capital gains	—	98,920	—	30,110

Total liabilities	627,439	7,430,481	15,563,513	29,990,801

NET ASSETS	$53,780,801	$124,145,493	$661,651,096	$879,436,817

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$57,079,049	$113,188,249	$700,834,499	$884,508,589
Undistributed net investment income	341,256	162,166	1,117,494	4,759,943
Accumulated net realized gain (loss) on investments, foreign currency related transactions and written options	(412,937)	3,235,449	(52,126,039)	(33,849,814)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	(3,226,567)	7,559,629	11,825,142	24,018,099

NET ASSETS	$53,780,801	$124,145,493	$661,651,096	$879,436,817

+ Including securities loaned at value	$—	$6,802,640	$—	$18,839,445
* Cost of investments in securities	$54,454,451	$113,817,942	$629,083,193	$830,838,491
** Cost of investments in affiliates	$—	$—	$3,712,980	$—
*** Cost of foreign currencies	$17,709	$220,786	$88,744	$12,599,520

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited) (continued)

	ING	ING	ING	ING
	International	International	International	International SmallCap
	Equity Dividend	Growth Opportunities	Real Estate	Multi-Manager
	Fund	Fund	Fund	Fund

Class A:
Net assets	$3,660,871	$56,569,734	$222,496,224	$380,647,894
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	390,016	4,720,415	18,477,954	8,184,535
Net asset value and redemption price per share	$9.39	$11.98	$12.04	$46.51
Maximum offering price per share (5.75%)(1)	$9.96	$12.71	$12.77	$49.35
Class B:
Net assets	$298,605	$12,626,370	$8,502,084	$37,736,285
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	31,880	1,111,681	709,112	783,062
Net asset value and redemption price per share(2)	$9.37	$11.36	$11.99	$48.19
Maximum offering price per share	$9.37	$11.36	$11.99	$48.19
Class C:
Net assets	$1,553,992	$16,774,995	$96,014,089	$72,979,367
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	165,923	1,474,591	8,015,332	1,680,318
Net asset value and redemption price per share(2)	$9.37	$11.38	$11.98	$43.43
Maximum offering price per share	$9.37	$11.38	$11.98	$43.43
Class I:
Net assets	$48,266,336	$12,238,334	$334,524,873	$285,673,459
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,138,987	1,025,297	27,726,984	6,123,931
Net asset value and redemption price per share	$9.39	$11.94	$12.06	$46.65
Maximum offering price per share	$9.39	$11.94	$12.06	$46.65
Class Q:
Net assets	n/a	$25,936,060	n/a	$102,129,283
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	2,186,227	n/a	2,018,900
Net asset value and redemption price per share	n/a	$11.86	n/a	$50.59
Maximum offering price per share	n/a	$11.86	n/a	$50.59
Class W:
Net assets	$997	n/a	$113,826	$270,529
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	106	n/a	9,441	4,941
Net asset value and redemption price per share	$9.41	n/a	$12.06	$54.75
Maximum offering price per share	$9.41	n/a	$12.06	$54.75

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited)

	ING	ING	ING
	International	International	International	ING
	Value	Value Choice	Value Opportunities	Russia
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$4,116,620,251	$71,852,579	$9,048,844	$882,778,079
Short-term investments at amortized cost	213,284,180	3,573,846	—	176,807,367
Cash	3,865,529	1,531,431	449,752	14,286,287
Foreign currencies at value**	677	—	—	—
Receivables:
Investment securities sold	—	81,129	—	—
Fund shares sold	8,738,135	73,079	—	2,669,140
Dividends and interest	37,069,467	209,764	72,259	1,177,729
Prepaid expenses	68,100	29,324	29,506	21,993
Reimbursement due from manager	—	—	8,744	—

Total assets	4,379,646,339	77,351,152	9,609,105	1,077,740,595

LIABILITIES:
Payable for investment securities purchased	—	582,299	—	—
Payable for fund shares redeemed	13,397,009	1,137,761	—	1,559,214
Payable upon receipt of securities loaned	184,006,441	—	—	176,807,367
Payable to affiliates	4,766,641	78,606	8,761	1,169,835
Payable to custodian due to foreign currency overdraft***	—	1,766	81,379	—
Payable for trustee fees	53,714	2,358	951	26,213
Other accrued expenses and liabilities	1,950,344	46,070	99,182	939,845

Total liabilities	204,174,149	1,848,860	190,273	180,502,474

NET ASSETS	$4,175,472,190	$75,502,292	$9,418,832	$897,238,121

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,440,036,499	$72,310,778	$10,108,633	$462,600,035
Undistributed net investment income (accumulated net investment loss)	42,724,658	313,988	77,070	(5,572,612)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	471,430,245	3,951,811	(261,888)	137,449,196
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	221,280,788	(1,074,285)	(504,983)	302,761,502

NET ASSETS	$4,175,472,190	$75,502,292	$9,418,832	$897,238,121

+ Including securities loaned at value	$176,689,317	$—	$—	$171,977,516
* Cost of investments in securities	$3,895,269,712	$72,920,597	$9,554,786	$580,017,723
** Cost of foreign currencies	$638	$—	$—	$—
*** Cost of foreign currency overdraft	$—	$1,720	$81,638	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited) (continued)

	ING	ING	ING
	International	International	International	ING
	Value	Value Choice	Value Opportunities	Russia
	Fund	Fund	Fund	Fund

Class A:
Net assets	$1,767,377,527	$15,265,134	$9,361,037	$897,238,121
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$—	$—	$—
Shares outstanding	100,004,682	1,276,602	1,005,854	13,599,698
Net asset value and redemption price per share	$17.67	$11.96	$9.31	$65.97
Maximum offering price per share (5.75%)(1)	$18.75	$12.69	$9.88	$69.99
Class B:
Net assets	$193,236,057	$3,259,149	$19,080	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.01	$—	$—	n/a
Shares outstanding	11,146,875	275,955	2,039	n/a
Net asset value and redemption price per share(2)	$17.34	$11.81	$9.36	n/a
Maximum offering price per share	$17.34	$11.81	$9.36	n/a
Class C:
Net assets	$619,064,877	$4,178,699	$37,765	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.01	$—	$—	n/a
Shares outstanding	36,019,213	352,895	4,107	n/a
Net asset value and redemption price per share(2)	$17.19	$11.84	$9.20	n/a
Maximum offering price per share	$17.19	$11.84	$9.20	n/a
Class I:
Net assets	$1,573,084,226	$52,799,310	$950	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.01	$—	$—	n/a
Shares outstanding	88,957,450	4,419,835	102	n/a
Net asset value and redemption price per share	$17.68	$11.95	$9.31	n/a
Maximum offering price per share	$17.68	$11.95	$9.31	n/a
Class Q:
Net assets	$22,709,503	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	1,281,673	n/a	n/a	n/a
Net asset value and redemption price per share	$17.72	n/a	n/a	n/a
Maximum offering price per share	$17.72	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited)

	ING	ING	ING
	Emerging Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

ASSETS:
Investments in securities at value*	$274,400,594	$66,068,075	$—
Investments in affiliated underlying funds at value**	—	—	566,022,871
Short-term investments in affiliates at amortized cost	—	37,125,000	—
Short-term investments at amortized cost	—	6,456,315	—
Cash	8,362,062	—	—
Cash collateral for futures	90,600	436,928	—
Foreign currencies at value***	5,505,713	2,335,787	—
Receivables:
Investment securities sold	1,303,562	2,987,145	—
Fund shares sold	337,701	1,602,575	2,228,531
Dividends and interest	4,701,428	501,203	—
Futures variation margin	29,719	63,932	—
Unrealized appreciation on forward foreign currency contracts	—	388,230	—
Unrealized appreciation on swap agreements	—	105,824	—
Prepaid expenses	40,716	48,541	66,843
Reimbursement due from manager	—	—	132,441

Total assets	294,772,095	118,119,555	568,450,686

LIABILITIES:
Payable for investment securities purchased	3,481,311	9,321,881	396,750
Payable for fund shares redeemed	21,282	135,717	1,312,314
Payable for futures variation margin	—	2,651	—
Unrealized depreciation on forward foreign currency contracts	217,625	726,428	—
Upfront payments received on swap agreements	—	2,827	—
Unrealized depreciation on swap agreements	—	166,986	—
Income distribution payable	—	276,596	—
Payable to affiliates	188,199	77,576	280,734
Payable to custodian due to bank overdraft	—	156,070	35,396
Payable for trustee fees	208	539	395
Other accrued expenses and liabilities	39,915	19,755	35,584

Total liabilities	3,948,540	10,887,026	2,061,173

NET ASSETS	$290,823,555	$107,232,529	$566,389,513

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$303,077,120	$105,433,584	$525,965,612
Undistributed net investment income (distributions in excess of net investment income)	122,442	(2,584,756)	(555,752)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	(2,314,726)	3,193,777	27,081,186
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(10,061,281)	1,189,924	13,898,467

NET ASSETS	$290,823,555	$107,232,529	$566,389,513

* Cost of investments in securities	$284,184,294	$64,053,456	$—
** Cost of investments in affiliated underlying funds	$—	$—	$552,124,404
*** Cost of foreign currencies	$5,509,629	$2,316,164	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2008 (Unaudited) (continued)

	ING	ING	ING
	Emerging Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

Class A:
Net assets	$4,658,060	$79,230,203	$365,179,796
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	466,224	7,304,124	28,027,929
Net asset value and redemption price per share	$9.99	$10.85	$13.03
Maximum offering price per share	$10.25 (1)	$11.13 (1)	$13.82 (2)
Class B:
Net assets	$333,987	$3,429,390	$39,652,273
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	33,517	316,708	3,063,071
Net asset value and redemption price per share(3)	$9.96	$10.83	$12.95
Maximum offering price per share	$9.96	$10.83	$12.95
Class C:
Net assets	$1,900,490	$23,254,279	$160,477,589
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	190,867	2,139,100	12,413,178
Net asset value and redemption price per share(3)	$9.96	$10.87	$12.93
Maximum offering price per share	$9.96	$10.87	$12.93
Class I:
Net assets	$283,931,018	$1,318,657	$27,724
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	28,495,333	121,878	2,128
Net asset value and redemption price per share	$9.96	$10.82	$13.03
Maximum offering price per share	$9.96	$10.82	$13.03
Class R:
Net assets	n/a	n/a	$345,050
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	26,728
Net asset value and redemption price per share	n/a	n/a	$12.91
Maximum offering price per share	n/a	n/a	$12.91
Class W:
Net assets	n/a	n/a	$707,081
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	54,286
Net asset value and redemption price per share	n/a	n/a	$13.03
Maximum offering price per share	n/a	n/a	$13.03

(1)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $99,999 or more, the offering price is reduced.
(2)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2008 (Unaudited)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity Dividend	Natural Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,138,347	$1,494,319	$20,873,014	$964,844
Interest, net of foreign taxes withheld*(1)	16,714	13,148	427,428	61,493
Securities lending income	62,934	—	269,064	79,245

Total investment income	7,217,995	1,507,467	21,569,506	1,105,582

EXPENSES:
Investment management fees	1,108,883	605,401	5,104,677	565,369
Distribution and service fees:
Class A	179,090	181,078	1,228,692	80,905
Class B	235,999	—	224,767	89,427
Class C	519,127	—	1,247,593	179,296
Class O	28,156	—	26,828	—
Class Q	—	—	—	2,944
Transfer agent fees:
Class A	92,018	79,409	644,243	60,855
Class B	30,331	—	29,543	19,031
Class C	66,747	—	163,786	38,174
Class I	—	—	4,819	736
Class O	13,651	—	14,102	—
Class Q	—	—	—	224
Class W	—	—	91	—
Administrative service fees	158,409	72,431	698,149	60,485
Shareholder reporting expense	173,494	39,434	738,588	23,441
Registration fees	49,206	25,384	94,539	30,701
Professional fees	18,691	11,046	47,772	7,652
Custody and accounting expense	57,130	13,104	158,528	15,652
Trustee fees	4,600	1,456	15,834	6,864
Miscellaneous expense	5,262	3,395	11,519	4,273
Interest expense	—	5,646	1,014	358

Total expenses	2,740,794	1,037,784	10,455,084	1,186,387
Net waived and reimbursed fees	—	(141)	—	(48,098)
Brokerage commission recapture	—	—	(447)	(9,051)

Net expenses	2,740,794	1,037,643	10,454,637	1,129,238

Net investment income (loss)	4,477,201	469,824	11,114,869	(23,656)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	11,449,294	15,118,336	(56,549,747)	6,464,621
Foreign currency related transactions	(110,155)	5,736	(14,851)	(17,972)

Net realized gain (loss) on investments and foreign currency related transactions	11,339,139	15,124,072	(56,564,598)	6,446,649

Net change in unrealized appreciation or depreciation on:
Investments	(56,997,287)	(10,972,963)	(130,213,316)	(18,129,934)
Foreign currency related transactions	22,774	(2,848)	(34,834)	(1,646)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(56,974,513)	(10,975,811)	(130,248,150)	(18,131,580)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(45,635,374)	4,148,261	(186,812,748)	(11,684,931)

Increase (decrease) in net assets resulting from operations	$(41,158,173)	$4,618,085	$(175,697,879)	$(11,708,587)

* Foreign taxes withheld	$319,234	$32,558	$1,495,563	$56,801
(1) Affiliated interest income	$—	$11,211	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)

	ING	ING	ING	ING
	Asia-Pacific	Disciplined	Emerging	European
	Real Estate	International SmallCap	Countries	Real Estate
	Fund	Fund	Fund	Fund
	November 1,	Six Months	Six Months	November 1,
	2007(1) to	Ended	Ended	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2008	2008	2008	2008

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$62,301	$5,391,446	$4,977,685	$79,767
Interest, net of foreign taxes withheld*	1,472	145,838	510,163	3,107
Securities lending income	—	—	99,391	—

Total investment income	63,773	5,537,284	5,587,239	82,874

EXPENSES:
Investment management fees	22,489	1,278,264	1,750,537	25,379
Distribution and service fees:
Class A	5,495	114	303,873	6,274
Class B	89	21	70,311	12
Class C	415	137	233,955	268
Class Q	—	—	22,490	—
Transfer agent fees:
Class A	4,848	1	99,639	287
Class B	2	—	8,069	1
Class C	10	—	26,850	66
Class I	1	3,018	5,101	—
Class Q	—	—	3,988	—
Administrative service fees	2,249	213,041	140,041	2,538
Shareholder reporting expense	1,124	14,805	69,968	1,270
Registration fees	2,882	22,287	45,481	2,382
Professional fees	7,274	27,502	13,104	11,138
Custody and accounting expense	5,212	159,694	154,173	301
Trustee fees	450	6,319	4,735	508
Offering expense	42,788	—	—	42,518
Miscellaneous expense	456	5,676	5,593	1,540
Interest expense	—	11,506	1,247	—

Total expenses	95,784	1,742,385	2,959,155	94,482
Net waived and reimbursed fees	(56,041)	—	(86,820)	(49,810)
Brokerage commission recapture	—	—	(39,685)	—

Net expenses	39,743	1,742,385	2,832,650	44,672

Net investment income	24,030	3,794,899	2,754,589	38,202

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(619,798)	(31,810,357)	18,514,855	(307,257)
Foreign currency related transactions	(18,248)	135,748	(166,787)	(21,400)

Net realized gain (loss) on investments and foreign currency related transactions	(638,046)	(31,674,609)	18,348,068	(328,657)

Net change in unrealized appreciation or depreciation on:
Investments	(401,246)	(46,688,846)	(45,055,020)	61,010
Foreign currency related transactions	(95)	(29,833)	1,753	(129)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(401,341)	(46,718,679)	(45,053,267)	60,881

Net realized and unrealized loss on investments and foreign currency related transactions	(1,039,387)	(78,393,288)	(26,705,199)	(267,776)

Decrease in net assets resulting from operations	$(1,015,357)	$(74,598,389)	$(23,950,610)	$(229,574)

* Foreign taxes withheld	$9,355	$408,792	$370,300	$15,658

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2008 (Unaudited)

		ING	ING	ING
	ING	Greater	Index Plus	International
	Foreign	China	International Equity	Capital Appreciation
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,523,843	$267,379	$3,118,313	$1,269,309
Interest, net of foreign taxes withheld*(1)	354,075	67	182,970	16,025
Securities lending income	98,880	—	—	—

Total investment income	4,976,798	267,446	3,301,283	1,285,334

EXPENSES:
Investment management fees	3,297,222	399,212	602,413	592,272
Distribution and service fees:
Class A	403,682	69,182	22,613	5,697
Class B	216,656	28,000	16,956	4,353
Class C	1,028,263	42,179	11,972	5,004
Class O	—	—	77,924	—
Class Q	935	—	—	—
Transfer agent fees:
Class A	135,372	37,358	13,294	2,296
Class B	18,156	3,780	2,497	441
Class C	86,117	5,694	1,776	502
Class I	3,560	31	64,125	6,802
Class O	—	—	45,465	—
Class Q	27	—	—	—
Administrative service fees	338,727	34,714	109,531	69,678
Shareholder reporting expense	164,093	11,578	42,516	5,298
Registration fees	54,331	31,888	37,730	29,716
Professional fees	22,315	6,370	30,010	6,290
Custody and accounting expense	287,701	28,386	39,676	32,686
Trustee fees	8,202	808	3,423	910
Miscellaneous expense	11,674	3,745	269,393	2,736
Interest expense	565	—	50,911	957

Total expenses	6,077,598	702,925	1,442,225	765,638
Net recouped (waived and reimbursed) fees	(16,587)	—	36,756	61,297
Brokerage commission recapture	(5,073)	—	—	(2,514)

Net expenses	6,055,938	702,925	1,478,981	824,421

Net investment income (loss)	(1,079,140)	(435,479)	1,822,302	460,913

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	1,551,222	6,130,916	(11,881,643)	273,787
Foreign currency related transactions	(3,750,034)	11,798	191,699	(49,273)
Futures	—	—	2,338,608	—

Net realized gain (loss) on investments, foreign currency related transactions and futures	(2,198,812)	6,142,714	(9,351,336)	224,514

Net change in unrealized appreciation or depreciation on:
Investments	(78,651,097)	(23,779,331)	(19,017,724)	(15,893,972)
Foreign currency related transactions	6,022,603	(722)	4,781	(807)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(72,628,494)	(23,780,053)	(19,012,943)	(15,894,779)

Net realized and unrealized loss on investments, foreign currency related transactions and futures	(74,827,306)	(17,637,339)	(28,364,279)	(15,670,265)

Decrease in net assets resulting from operations	$(75,906,446)	$(18,072,818)	$(26,541,977)	$(15,209,352)

* Foreign taxes withheld	$449,104	$—	$357,827	$121,061
(1) Affiliated interest income	$—	$—	$2	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2008 (Unaudited)

	ING	ING	ING	ING
	International	International	International	International SmallCap
	Equity Dividend	Growth Opportunities	Real Estate	Multi-Manager
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,267,993	$1,270,282	$8,644,097	$11,388,312
Interest, net of foreign taxes withheld*(2)	333	56,079	300,620	240,756
Securities lending income	—	30,658	—	243,367

Total investment income	1,268,326	1,357,019	8,944,717	11,872,435

EXPENSES:
Investment management fees	205,033	629,203	2,690,707	4,373,898
Distribution and service fees:
Class A	4,641	71,621	282,777	694,121
Class B	1,220	71,201	45,859	229,691
Class C	7,613	85,136	501,179	394,165
Class Q	—	33,919	—	127,829
Transfer agent fees:
Class A	2,625	36,891	95,306	198,198
Class B	182	9,208	3,859	22,954
Class C	1,061	10,960	42,240	39,392
Class I	34,817	454	43,202	82,300
Class Q	—	1,205	—	28,624
Class W	—	—	1	62
Administrative service fees	27,338	62,919	289,715	458,868
Shareholder reporting expense	1,858	44,318	99,295	155,285
Registration fees	21,409	30,643	44,387	66,117
Professional fees	4,058	12,674	19,333	41,925
Custody and accounting expense	11,427	37,698	108,237	351,205
Trustee fees	469	1,619	3,546	11,055
Offering expense	49,726	—	—	—
Miscellaneous expense	1,204	10,723	4,237	21,638
Interest expense	—	4,691	—	89,456

Total expenses	374,681	1,155,083	4,273,880	7,386,783
Net recouped (waived and reimbursed) fees	(47,991)	(30,867)	118,700	—
Brokerage commission recapture	—	—	—	(10,373)

Net expenses	326,690	1,124,216	4,392,580	7,376,410

Net investment income	941,636	232,803	4,552,137	4,496,025

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	(132,028)	5,038,811	(24,610,159)	(32,588,625)
Foreign currency related transactions	(60,716)	(19,414)	(305,880)	22,167
Written options	—	—	339,706	—

Net realized gain (loss) on investments, foreign currency related transactions and written options	(192,744)	5,019,397	(24,576,333)	(32,566,458)

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	(6,655,816)	(17,768,086)	(62,656,989)	(187,117,435)
Foreign currency related transactions	(390)	(13,834)	10,953	177,690

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,656,206)	(17,781,920)	(62,646,036)	(186,939,745)

Net realized and unrealized loss on investments, foreign currency related transactions and written options	(6,848,950)	(12,762,523)	(87,222,369)	(219,506,203)

Decrease in net assets resulting from operations	$(5,907,314)	$(12,529,720)	$(82,670,232)	$(215,010,178)

* Foreign taxes withheld	$122,580	$132,603	$1,126,368	$1,088,219
** Foreign tax on sale of Indian investments	$—	$40,004	$—	$23,279
*** Foreign tax accrued on Indian investments	$—	$98,920	$—	$30,110
(1) Dividends from affiliates	$—	$—	$133,730	$—
(2) Affiliated interest income	$—	$55,569	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2008 (Unaudited)

	ING	ING	ING
	International	International	International	ING
	Value	Value Choice	Value Opportunities	Russia
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$76,914,485	$834,580	$148,255	$3,123,697
Interest	1,239,354	53,283	577	—
Securities lending income	276,086	—	—	360,130

Total investment income	78,429,925	887,863	148,832	3,483,827

EXPENSES:
Investment management fees	22,748,054	388,840	37,276	5,582,621
Distribution and service fees:
Class A	2,783,853	19,537	11,591	1,116,524
Class B	1,152,323	16,881	62	—
Class C	3,263,443	21,455	165	—
Class Q	28,461	—	—	—
Transfer agent fees:
Class A	882,174	6,915	4,173	391,258
Class B	110,567	1,478	5	—
Class C	310,438	1,879	15	—
Class I	455,884	1,088	—	—
Class Q	5,653	—	—	—
Administrative service fees	2,274,772	38,883	4,660	446,607
Shareholder reporting expense	659,223	9,714	1,456	284,609
Registration fees	55,179	23,883	47,600	32,419
Professional fees	157,210	6,678	1,422	30,004
Custody and accounting expense	802,773	17,084	8,912	1,134,860
Trustee fees	76,792	1,386	546	26,292
Offering expense	—	—	27,713	—
Miscellaneous expense	477,700	3,747	4,461	11,245
Interest expense	28,569	221	—	—

Total expenses	36,273,068	559,669	150,057	9,056,439
Net recouped (waived and reimbursed) fees	(508,888)	19,366	(81,653)	—
Brokerage commission recapture	(82,743)	(1,621)	—	—

Net expenses	35,681,437	577,414	68,404	9,056,439

Net investment income (loss)	42,748,488	310,449	80,428	(5,572,612)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	471,691,166	4,584,070	(248,647)	138,122,218
Foreign currency related transactions	(239,218)	(49,639)	(8,154)	(70,990)

Net realized gain (loss) on investments and foreign currency related transactions	471,451,948	4,534,431	(256,801)	138,051,228

Net change in unrealized appreciation or depreciation on:
Investments	(996,421,347)	(9,557,059)	(919,724)	(146,413,257)
Foreign currency related transactions	(274,694)	(5,773)	1,427	(95)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(996,696,041)	(9,562,832)	(918,297)	(146,413,352)

Net realized and unrealized loss on investments and foreign currency related transactions	(525,244,093)	(5,028,401)	(1,175,098)	(8,362,124)

Decrease in net assets resulting from operations	$(482,495,605)	$(4,717,952)	$(1,094,670)	$(13,934,736)

* Foreign taxes withheld	$7,481,956	$93,328	$15,872	$536,596

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2008 (Unaudited)

	ING	ING	ING
	Emerging Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends	$98,781	$—	$—
Dividends from affiliated underlying funds	—	—	7,019,581
Interest, net of foreign taxes withheld*(1)	11,727,727	1,145,475	—

Total investment income	11,826,508	1,145,475	7,019,581

EXPENSES:
Investment management fees	1,010,170	125,315	—
Distribution and service fees:
Class A	9,895	62,727	441,153
Class B	1,797	7,597	199,083
Class C	8,255	54,532	781,935
Class R	—	—	928
Transfer agent fees:
Class A	935	5,630	120,953
Class B	43	182	13,646
Class C	199	1,306	53,597
Class I	7,299	2	9
Class R	—	—	127
Class W	—	—	44
Administrative service fees	157,999	31,328	274,823
Shareholder reporting expense	10,501	3,123	63,452
Registration fees	33,426	29,003	57,111
Professional fees	14,183	4,250	19,158
Custody and accounting expense	46,678	13,370	2,920
Trustee fees	3,411	546	4,810
Miscellaneous expense	2,728	6,835	4,107
Interest expense	315	838	—

Total expenses	1,307,834	346,584	2,037,856
Net waived and reimbursed fees	—	(12,088)	(505,544)

Net expenses	1,307,834	334,496	1,532,312

Net investment income	10,518,674	810,979	5,487,269

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN AFFILIATED UNDERLYING FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	(1,890,880)	698,468	—
Distributions of realized gains from affiliated underlying funds	—	—	40,611,836
Investments in affiliated underlying funds	—	—	(11,930,628)
Foreign currency related transactions	140,088	2,256,886	—
Futures and swaps	101,914	214,339	—

Net realized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures and swaps	(1,648,878)	3,169,693	28,681,208

Net change in unrealized appreciation or depreciation on:
Investments	(10,451,592)	764,783	—
Investments in affiliated underlying funds	—	—	(101,343,801)
Foreign currency related transactions	(224,371)	(336,403)	—
Futures and swaps	(59,246)	(407,179)	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(10,735,209)	21,201	(101,343,801)

Net realized and unrealized gain (loss) on investments, investments in affiliated underlying funds foreign currency related transactions, futures and swaps	(12,384,087)	3,190,894	(72,662,593)

Increase (decrease) in net assets resulting from operations	$(1,865,413)	$4,001,873	$(67,175,324)

* Foreign taxes withheld	$—	$880	$—
(1) Affiliated interest income	$—	$196,656	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$4,477,201	$9,943,310	$469,824	$(367,759)
Net realized gain on investments and foreign currency related transactions	11,339,139	27,811,655	15,124,072	26,954,117
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(56,974,513)	6,761,896	(10,975,811)	21,662,769

Increase (decrease) in net assets resulting from operations	(41,158,173)	44,516,861	4,618,085	48,249,127

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,375,404)	(5,670,697)	(1,265,333)	(2,937,873)
Class B	(600,277)	(1,472,137)	—	—
Class C	(1,343,771)	(2,980,276)	—	—
Class I	(17)	(8)	(26)	—
Class O	(387,960)	(499,649)	—	—
Net realized gains:
Class A	(12,404,290)	(5,696,724)	(26,908,550)	(3,999,909)
Class B	(3,985,012)	(2,232,186)	—	—
Class C	(8,739,875)	(3,980,153)	—	—
Class I	(77)	—	(400)	—
Class O	(1,777,436)	(83,443)	—	—

Total distributions	(31,614,119)	(22,615,273)	(28,174,309)	(6,937,782)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,345,650	202,562,312	10,802,198	16,678,962
Reinvestment of distributions	21,878,468	14,663,596	25,092,384	6,190,526

	57,224,118	217,225,908	35,894,582	22,869,488
Cost of shares redeemed	(87,924,623)	(81,136,802)	(14,953,948)	(27,924,321)

Net increase (decrease) in net assets resulting from capital share transactions	(30,700,505)	136,089,106	20,940,634	(5,054,833)

Net increase (decrease) in net assets	(103,472,797)	157,990,694	(2,615,590)	36,256,512

NET ASSETS:
Beginning of period	389,264,276	231,273,582	157,368,935	121,112,423

End of period	$285,791,479	$389,264,276	$154,753,345	$157,368,935

Undistributed net investment income (distribution in excess of net investment income) at end of period	$2,035,617	$2,265,845	$(279,560)	$515,975

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$11,114,869	$9,309,818	$(23,656)	$(279,174)
Net realized gain (loss) on investments and foreign currency related transactions	(56,564,598)	3,038,303	6,446,649	20,403,387
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(130,248,150)	111,748,957	(18,131,580)	11,089,799

Increase (decrease) in net assets resulting from operations	(175,697,879)	124,097,078	(11,708,587)	31,214,012

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(25,633,722)	(36,353,919)	(330,676)	—
Class B	(1,257,564)	(2,289,473)	—	—
Class C	(6,418,232)	(9,440,529)	(28,732)	—
Class I	(2,719,571)	(1,235,834)	(77,786)	—
Class O	(569,054)	(800,532)	—	—
Class Q	—	—	(15,997)	—
Class W	(23,690)	—	—	—
Net realized gains:
Class A	(1,914,849)	(7,533,675)	—	—
Class B	(111,208)	(577,495)	—	—
Class C	(570,013)	(2,018,085)	—	—
Class I	(144,690)	(167,262)	—	—
Class O	(44,110)	(47,650)	—	—

Total distributions	(39,406,703)	(60,464,454)	(453,191)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	605,379,963	1,452,457,984	23,701,461	23,951,269
Reinvestment of distributions	30,827,171	46,781,605	305,217	—

	636,207,134	1,499,239,589	24,006,678	23,951,269
Cost of shares redeemed	(367,519,336)	(602,805,919)	(20,955,562)	(30,529,879)

Net increase (decrease) in net assets resulting from capital share transactions	268,687,798	896,433,670	3,051,116	(6,578,610)

Net increase (decrease) in net assets	53,583,216	960,066,294	(9,110,662)	24,635,402

NET ASSETS:
Beginning of period	1,579,571,445	619,505,151	130,683,159	106,047,757

End of period	$1,633,154,661	$1,579,571,445	$121,572,497	$130,683,159

Undistributed net investment income (distribution in excess of net investment income) at end of period	$(34,389,294)	$(8,882,330)	$(67,675)	$409,172

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Asia-Pacific	ING Disciplined International
	Real Estate Fund	SmallCap Fund
	November 1,	Six Months	December 20,
	2007(1) to	Ended	2006(1) to
	April 30,	April 30,	October 31,
	2008	2008	2007

FROM OPERATIONS:
Net investment income	$24,030	$3,794,899	$2,228,967
Net realized gain (loss) on investments and foreign currency related transactions	(638,046)	(31,674,609)	2,282,503
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(401,341)	(46,718,679)	22,941,221

Increase (decrease) in net assets resulting from operations	(1,015,357)	(74,598,389)	27,452,691

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(30,443)	(541)	—
Class B	(141)	(2)	—
Class C	(421)	(25)	—
Class I	(6)	(2,965,190)	—
Net realized gains:
Class A	—	(1,783)	—
Class B	—	(84)	—
Class C	—	(892)	—
Class I	—	(7,916,891)	—

Total distributions	(31,011)	(10,885,408)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,059,516	97,513,660	492,620,976
Reinvestment of distributions	3,131	10,885,000	—

	6,062,647	108,398,660	492,620,976
Cost of shares redeemed	(27,318)	(122,711,566)	(54,286,888)

Net increase (decrease) in net assets resulting from capital share transactions	6,035,329	(14,312,906)	438,334,088

Net increase (decrease) in net assets	4,988,961	(99,796,703)	465,786,779

NET ASSETS:
Beginning of period	—	465,786,779	—

End of period	$4,988,961	$365,990,076	$465,786,779

Undistributed net investment income (distribution in excess of net investment income) at end of period	$(6,981)	$3,290,480	$2,461,339

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

			ING European
	ING Emerging Countries Fund		Real Estate Fund
	Six Months		November 1,
	Ended	Year Ended	2007(1)
	April 30,	October 31,	to April 30,
	2008	2007	2008

FROM OPERATIONS:
Net investment income	$2,754,589	$3,516,628	$38,202
Net realized gain (loss) on investments and foreign currency related transactions	18,348,068	46,867,839	(328,657)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(45,053,267)	39,650,088	60,881

Increase (decrease) in net assets resulting from operations	(23,950,610)	90,034,555	(229,574)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,167,497)	(1,896,150)	(17,918)
Class B	(57,378)	(83,261)	—
Class C	(291,243)	(323,450)	(100)
Class I	(594,705)	(446,558)	(4)
Class M	—	(13,746)	—
Class Q	(242,630)	(179,954)	—
Net realized gains:
Class A	(5,264,824)	—	—
Class B	(438,355)	—	—
Class C	(1,543,106)	—	—
Class I	(1,145,162)	—	—
Class Q	(548,437)	—	—

Total distributions	(12,293,337)	(2,943,119)	(18,022)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,952,743	112,724,921	6,406,868
Reinvestment of distributions	10,523,186	2,492,354	1,645

	62,475,929	115,217,275	6,408,513
Cost of shares redeemed	(75,817,843)	(79,923,522)	(1,333)

Net increase (decrease) in net assets resulting from capital share transactions	(13,341,914)	35,293,753	6,407,180

Net increase (decrease) in net assets	(49,585,861)	122,385,189	6,159,584

NET ASSETS:
Beginning of period	330,644,479	208,259,290	—

End of period	$281,058,618	$330,644,479	$6,159,584

Undistributed net investment income at end of period	$2,493,570	$3,092,434	$20,180

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Foreign Fund		ING Greater China Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$(1,079,140)	$2,085,807	$(435,479)	$210,200
Net realized gain (loss) on investments and foreign currency related transactions	(2,198,812)	47,020,133	6,142,714	7,910,177
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(72,628,494)	111,918,325	(23,780,053)	29,642,227

Increase (decrease) in net assets resulting from operations	(75,906,446)	161,024,265	(18,072,818)	37,762,604

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(206,726)	(127,574)
Class B	—	—	—	(9,360)
Class C	—	—	—	(5,789)
Class I	—	—	(210)	(143)
Net realized gains:
Class A	(20,918,801)	(8,170,693)	(6,348,739)	(219)
Class B	(3,020,180)	(1,424,431)	(607,794)	(24)
Class C	(13,830,785)	(5,882,217)	(1,066,835)	(21)
Class I	(6,602,918)	(2,373,358)	(4,310)	—
Class Q	(50,212)	(43,762)	—	—

Total distributions	(44,422,896)	(17,894,461)	(8,234,614)	(143,130)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,272,136	228,656,436	16,164,744	51,182,704
Reinvestment of distributions	32,055,298	12,389,371	5,628,333	73,388

	148,327,434	241,045,807	21,793,077	51,256,092
Cost of shares redeemed	(85,167,766)	(116,454,629)	(26,431,350)	(23,031,761)

Net increase (decrease) in net assets resulting from capital share transactions	63,159,668	124,591,178	(4,638,273)	28,224,331

Net increase (decrease) in net assets	(57,169,674)	267,720,982	(30,945,705)	65,843,805

NET ASSETS:
Beginning of period	742,220,466	474,499,484	93,655,560	27,811,755

End of period	$685,050,792	$742,220,466	$62,709,855	$93,655,560

Undistributed net investment income (distribution in excess of net investment income) at end of period	$5,226,340	$6,305,480	$(445,334)	$197,081

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Index Plus International Equity Fund		ING International Capital Appreciation Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$1,822,302	$1,813,920	$460,913	$420,935
Net realized gain (loss) on investments, foreign currency related transactions and futures	(9,351,336)	12,541,967	224,514	5,266,719
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(19,012,943)	7,978,045	(15,894,779)	24,274,753

Increase (decrease) in net assets resulting from operations	(26,541,977)	22,333,932	(15,209,352)	29,962,407

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(28,649)	(87,342)	(46,790)	(23,107)
Class B	(8,557)	(1,478)	(6,221)	(260)
Class C	(13,088)	(2,010)	(7,324)	(23)
Class I	(2,125,491)	(863,636)	(1,713,778)	(383,682)
Class O	(19)	—	—	—
Net realized gains:
Class A	(221,431)	(291,175)	(171,474)	(108,029)
Class B	(74,576)	(6,890)	(29,527)	(1,967)
Class C	(113,554)	(12,818)	(33,222)	(1,476)
Class I	(11,934,519)	(1,953,787)	(4,964,217)	(1,126,292)
Class O	(106)	—	—	—

Total distributions	(14,519,990)	(3,219,136)	(6,972,553)	(1,644,836)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	95,417,245	62,111,210	21,819,452	73,718,329
Proceeds from shares issued in merger (Note 13)	128,431,314	—	—	—
Reinvestment of distributions	14,382,164	2,857,702	6,792,519	1,517,633

	238,230,723	64,968,912	28,611,971	75,235,962
Cost of shares redeemed	(44,524,153)	(52,958,552)	(7,352,070)	(7,155,866)

Net increase in net assets resulting from capital share transactions	193,706,570	12,010,360	21,259,901	68,080,096

Net increase (decrease) in net assets	152,644,603	31,125,156	(922,004)	96,397,667

NET ASSETS:
Beginning of period	123,017,427	91,892,271	147,406,227	51,008,560

End of period	$275,662,030	$123,017,427	$146,484,223	$147,406,227

Undistributed net investment income at end of period	$1,805,161	$2,158,663	$452,293	$1,765,493

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International		ING International
	Equity Dividend Fund		Growth Opportunities Fund
	Six Months		Six Months
	Ended	June 28, 2007(1)	Ended	Year Ended
	April 30,	to October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$941,636	$193,602	$232,803	$128,203
Net realized gain (loss) on investments and foreign currency related transactions	(192,744)	130,192	5,019,397	23,520,588
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,656,206)	3,429,639	(17,781,920)	11,840,950

Increase (decrease) in net assets resulting from operations	(5,907,314)	3,753,433	(12,529,720)	35,489,741

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(60,257)	—	(83,294)	(680,068)
Class B	(3,158)	—	—	(66,840)
Class C	(20,108)	—	—	(70,208)
Class I	(830,872)	—	(34,259)	(212,485)
Class Q	—	—	(72,032)	(379,024)
Net realized gains:
Class A	(15,847)	—	(9,436,503)	(5,041,992)
Class B	(884)	—	(2,576,516)	(1,473,205)
Class C	(6,628)	—	(2,904,702)	(1,405,761)
Class I	(212,974)	—	(1,519,864)	(1,170,829)
Class Q	—	—	(4,634,332)	(2,425,795)

Total distributions	(1,150,728)	—	(21,261,502)	(12,926,207)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,663,736	57,663,013	17,606,100	24,042,736
Reinvestment of distributions	1,127,441	—	18,676,003	11,571,000

	7,791,177	57,663,013	36,282,103	35,613,736
Cost of shares redeemed	(8,258,625)	(110,155)	(22,173,897)	(46,253,686)

Net increase (decrease) in net assets resulting from capital share transactions	(467,448)	57,552,858	14,108,206	(10,639,950)

Net increase (decrease) in net assets	(7,525,490)	61,292,610	(19,683,016)	11,923,584

NET ASSETS:
Beginning of period	61,306,291	—	143,828,509	131,904,925

End of period	$53,780,801	$61,306,291	$124,145,493	$143,828,509

Undistributed net investment income at end of period	$341,256	$314,015	$162,166	$118,948

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International		ING International
	Real Estate Fund		SmallCap Multi-Manager Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$4,552,137	$2,572,223	$4,496,025	$6,261,927
Net realized gain (loss) on investments, foreign currency related transactions and written options	(24,576,333)	(5,927,606)	(32,566,458)	139,620,023
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(62,646,036)	67,077,885	(186,939,745)	138,128,121

Increase (decrease) in net assets resulting from operations	(82,670,232)	63,722,502	(215,010,178)	284,010,071

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(8,810,968)	(3,122,648)	(2,482,496)	(1,450,677)
Class B	(318,498)	(87,059)	—	—
Class C	(3,540,598)	(800,946)	—	(3,361)
Class I	(9,545,253)	(1,247,020)	(2,905,473)	(1,454,644)
Class Q	—	—	(658,389)	(542,824)
Net realized gains:
Class A	—	—	(60,559,522)	—
Class B	—	—	(7,139,435)	—
Class C	—	—	(12,891,923)	—
Class I	—	—	(43,980,498)	—
Class Q	—	—	(14,055,684)	—

Total distributions	(22,215,317)	(5,257,673)	(144,673,420)	(3,451,506)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	355,481,512	476,221,868	174,722,268	582,975,064
Reinvestment of distributions	11,039,235	3,314,796	106,415,697	2,386,090

	366,520,747	479,536,664	281,137,965	585,361,154
Cost of shares redeemed	(131,785,303)	(97,047,896)	(243,324,969)	(251,064,888)

Net increase in net assets resulting from capital share transactions	234,735,444	382,488,768	37,812,996	334,296,266

Net increase (decrease) in net assets	129,849,895	440,953,597	(321,870,602)	614,854,831

NET ASSETS:
Beginning of period	531,801,201	90,847,604	1,201,307,419	586,452,588

End of period	$661,651,096	$531,801,201	$879,436,817	$1,201,307,419

Undistributed net investment income at end of period	$1,117,494	$18,780,674	$4,759,943	$6,310,276

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International		ING International
	Value Fund		Value Choice Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$42,748,488	$56,997,675	$310,449	$961,863
Net realized gain on investments and foreign currency related transactions	471,451,948	773,210,681	4,534,431	11,127,404
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(996,696,041)	111,070,822	(9,562,832)	5,114,818

Increase (decrease) in net assets resulting from operations	(482,495,605)	941,279,178	(4,717,952)	17,204,085

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(20,593,112)	(18,482,190)	(112,875)	(98,246)
Class B	(250,157)	(533,208)	(307)	—
Class C	(2,488,818)	(1,845,996)	—	—
Class I	(29,292,792)	(22,422,943)	(693,103)	(317,928)
Class Q	(353,269)	(267,155)	—	—
Net realized gains:
Class A	(304,767,165)	(197,689,141)	(2,221,665)	(310,768)
Class B	(41,150,109)	(36,175,155)	(507,826)	(60,618)
Class C	(110,803,630)	(73,056,964)	(656,889)	(75,307)
Class I	(313,841,980)	(171,997,304)	(8,389,969)	(671,110)
Class Q	(3,792,183)	(2,584,599)	—	—

Total distributions	(827,333,215)	(525,054,655)	(12,582,634)	(1,533,977)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	495,885,722	981,748,449	10,258,540	62,085,850
Reinvestment of distributions	592,169,643	372,072,665	11,960,549	1,417,746

	1,088,055,365	1,353,821,114	22,219,089	63,503,596
Cost of shares redeemed	(1,001,531,829)	(1,219,257,275)	(15,162,713)	(56,041,699)

Net increase in net assets resulting from capital share transactions	86,523,536	134,563,839	7,056,376	7,461,897

Net increase (decrease) in net assets	(1,223,305,284)	550,788,362	(10,244,210)	23,132,005

NET ASSETS:
Beginning of period	5,398,777,474	4,847,989,112	85,746,502	62,614,497

End of period	$4,175,472,190	$5,398,777,474	$75,502,292	$85,746,502

Undistributed net investment income at end of period	$42,724,658	$52,954,318	$313,988	$809,824

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International
	Value Opportunities Fund		ING Russia Fund
	Six Months	February 28,	Six Months	Year
	Ended	2007(1)	Ended	Ended
	April 30,	to October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$80,428	$173,417	$(5,572,612)	$(4,511,889)
Net realized gain (loss) on investments and foreign currency related transactions	(256,801)	55,392	138,051,228	142,284,643
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(918,297)	413,314	(146,413,352)	177,636,410

Increase (decrease) in net assets resulting from operations	(1,094,670)	642,123	(13,934,736)	315,409,164

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(202,959)	—	—	—
Class B	(20)	—	—	—
Class C	(558)	—	—	—
Class I	(24)	—	—	—
Net realized gains:
Class A	(49,157)	—	(137,654,710)	(43,574,710)
Class B	(10)	—	—	—
Class C	(132)	—	—	—
Class I	(5)	—	—	—

Total distributions	(252,865)	—	(137,654,710)	(43,574,710)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	65,195	10,090,135	130,212,288	280,987,914
Reinvestment of distributions	1,517	—	116,864,014	37,402,991

	66,712	10,090,135	247,076,302	318,390,905
Redemption Fee Proceeds	—	—	322,893	3,086,432
Cost of shares redeemed	(2,925)	(29,678)	(121,075,368)	(422,755,301)

Net increase (decrease) in net assets resulting from capital share transactions	63,787	10,060,457	126,323,827	(101,277,964)

Net increase (decrease) in net assets	(1,283,748)	10,702,580	(25,265,619)	170,556,490

NET ASSETS:
Beginning of period	10,702,580	—	922,503,740	751,947,250

End of period	$9,418,832	$10,702,580	$897,238,121	$922,503,740

Undistributed net investment income (accumulated net investment loss) at end of period	$77,070	$200,203	$(5,572,612)	$—

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Emerging Markets
	Fixed Income Fund		ING Global Bond Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$10,518,674	$7,527,851	$810,979	$823,069
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	(1,648,878)	(723,798)	3,169,693	798,273
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(10,735,209)	406,474	21,201	939,686

Increase (decrease) in net assets resulting from operations	(1,865,413)	7,210,527	4,001,873	2,561,028

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(244,944)	(1,326,791)	(2,764,788)	(1,111,960)
Class B	(10,006)	(17,775)	(80,005)	(6,982)
Class C	(45,410)	(40,349)	(572,365)	(15,266)
Class I	(10,095,872)	(6,243,283)	(3,551)	(47)
Net realized gains:
Class A	—	(71,166)	(369,378)	(443,199)
Class B	—	(814)	(6,552)	(718)
Class C	—	(946)	(30,696)	(756)
Class I	—	—	(12)	(18)

Total distributions	(10,396,232)	(7,701,124)	(3,827,347)	(1,578,946)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,629,183	310,896,270	80,715,843	4,813,090
Reinvestment of distributions	10,274,145	6,461,870	1,693,062	44,534

	76,903,328	317,358,140	82,408,905	4,857,624
Cost of shares redeemed	(89,480,547)	(27,962,963)	(6,208,335)	(830,470)

Net increase (decrease) in net assets resulting from capital share transactions	(12,577,219)	289,395,177	76,200,570	4,027,154

Net increase (decrease) in net assets	(24,838,864)	288,904,580	76,375,096	5,009,236

NET ASSETS:
Beginning of period	315,662,419	26,757,839	30,857,433	25,848,197

End of period	$290,823,555	$315,662,419	$107,232,529	$30,857,433

Undistributed net investment income (distribution in excess of net investment income) at end of period	$122,442	$—	$(2,584,756)	$24,974

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Diversified International Fund
	Six Months	Year
	Ended	Ended
	April 30,	October 31,
	2008	2007

FROM OPERATIONS:
Net investment income	$5,487,269	$431,276
Net realized gain on investments in affiliated underlying funds	28,681,208	7,816,137
Net change in unrealized appreciation or depreciation on investments in affiliated underlying funds	(101,343,801)	97,142,153

Increase (decrease) in net assets resulting from operations	(67,175,324)	105,389,566

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(6,883,233)	(968,683)
Class B	(519,915)	(17,195)
Class C	(2,156,592)	(76,872)
Class I	(586)	(55)
Class R	(6,279)	(472)
Net realized gains:
Class A	(2,346,495)	—
Class B	(269,552)	—
Class C	(1,057,058)	—
Class I	(180)	—
Class R	(2,520)	—

Total distributions	(13,242,410)	(1,063,277)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	117,666,114	299,856,179
Reinvestment of distributions	9,865,970	792,330

	127,532,084	300,648,509
Cost of shares redeemed	(76,880,265)	(71,791,916)

Net increase in net assets resulting from capital share transactions	50,651,819	228,856,593

Net increase (decrease) in net assets	(29,765,915)	333,182,882

NET ASSETS:
Beginning of period	596,155,428	262,972,546

End of period	$566,389,513	$596,155,428

Undistributed net investment income (distribution in excess of net investment income) at end of period	$(555,752)	$3,523,584

See Accompanying Notes to Financial Statements

ING Global Equity Dividend Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months							September 17,
	Ended							2003(1) to
	April 30,	Year Ended October 31,						October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.84	15.76		13.07	12.41		10.49	10.00
Income (loss) from investment operations:
Net investment income	$0.24	0.54	*	0.54	0.47	*	0.44	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.96)	1.84		2.85	0.92		1.87	0.47
Total from investment operations	$(1.72)	2.38		3.39	1.39		2.31	0.49
Less distributions from:
Net investment income	$0.23	0.55		0.51	0.54		0.39	—
Net realized gains on investments	$1.20	0.75		0.19	0.19		—	—
Total distributions	$1.43	1.30		0.70	0.73		0.39	—
Net asset value, end of period	$13.69	16.84		15.76	13.07		12.41	10.49
Total Return(2)%	(10.43)	15.80		26.56	11.45		22.59	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$125,760	182,669		108,911	73,186		11,316	4,274
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.37	1.26		1.27	1.28		3.44	7.00
Net expenses after expense waiver/recoupment(3)(4)%	1.37	1.26		1.33	1.40		1.40	1.40
Net investment income after expense waiver/recoupment(3)(4)%	3.17	3.31		3.76	3.60		4.39	3.58
Portfolio turnover rate %	15	36		50	57		60	3

	Class B
	Six Months						October 24,
	Ended						2003(1) to
	April 30,	Year Ended October 31,					October 31,
	2008	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.79	15.72	13.05	12.37		10.49	10.31
Income (loss) from investment operations:
Net investment income	$0.18	0.39	0.43	0.37	*	0.42	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.95)	1.86	2.84	0.92		1.82	0.18
Total from investment operations	$(1.77)	2.25	3.27	1.29		2.24	0.18
Less distributions from:
Net investment income	$0.18	0.43	0.41	0.42		0.36	—
Net realized gains on investments	$1.20	0.75	0.19	0.19		—	—
Total distributions	$1.38	1.18	0.60	0.61		0.36	—
Net asset value, end of period	$13.64	16.79	15.72	13.05		12.37	10.49
Total Return(2)%	(10.80)	14.94	25.55	10.65		21.92	1.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,034	58,093	44,936	28,811		3,303	12
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.12	2.01	2.02	2.03		4.19	7.75
Net expenses after expense waiver/recoupment(3)(4)%	2.12	2.01	2.08	2.15		2.15	2.15
Net investment income (loss) after expense waiver/recoupment(3)(4)%	2.43	2.53	3.05	2.83		4.03	(0.67)
Portfolio turnover rate %	15	36	50	57		60	3

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Global Equity Dividend Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months						October 29,
	Ended						2003(1) to
	April 30,	Year Ended October 31,					October 31,
	2008	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.75	15.69	13.02	12.37		10.48	10.44
Income (loss) from investment operations:
Net investment income	$0.18	0.39	0.43	0.37	*	0.39	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.94)	1.86	2.84	0.90		1.86	0.04
Total from investment operations	$(1.76)	2.25	3.27	1.27		2.25	0.04
Less distributions from:
Net investment income	$0.18	0.44	0.41	0.43		0.36	—
Net realized gains on investments	$1.20	0.75	0.19	0.19		—	—
Total distributions	$1.38	1.19	0.60	0.62		0.36	—
Net asset value, end of period	$13.61	16.75	15.69	13.02		12.37	10.48
Total Return(2)%	(10.76)	14.94	25.62	10.51		21.99	0.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$94,450	124,765	77,426	48,965		3,655	19
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.12	2.01	2.02	2.03		4.19	7.75
Net expenses after expense waiver/recoupment(3)(4)%	2.12	2.01	2.08	2.15		2.15	2.15
Net investment income (loss) after expense waiver/recoupment(3)(4)%	2.44	2.54	3.03	2.82		3.99	(0.88)
Portfolio turnover rate %	15	36	50	57		60	3

	Class I
	Six Months	August 1,
	Ended	2007(1) to
	April 30,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$16.83	15.81
Income (loss) from investment operations:
Net investment income	$0.26 *	0.12 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.93)	1.03
Total from investment operations	$(1.67)	1.15
Less distributions from:
Net investment income	$0.26	0.13
Net realized gains on investments	$1.20	—
Total distributions	$1.46	0.13
Net asset value, end of period	$13.70	16.83
Total Return(2)%	(10.15)	7.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1
Ratios to average net assets:
Expenses(3)%	0.99	0.90
Net investment income(3)%	3.57	2.98
Portfolio turnover rate %	15	36

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Global Equity Dividend Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months	November 15,
	Ended	2006(1) to
	April 30,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$16.83	15.86
Income (loss) from investment operations:
Net investment income	$0.23 *	0.55 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.94)	1.74
Total from investment operations	$(1.71)	2.29
Less distributions from:
Net investment income	$0.24	0.57
Net realized gains on investments	$1.20	0.75
Total distributions	$1.44	1.32
Net asset value, end of period	$13.68	16.83
Total Return(2)%	(10.48)	15.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,545	23,737
Ratios to average net assets:
Expenses(3)%	1.38	1.26
Net investment income(3)%	3.26	3.46
Portfolio turnover rate %	15	36

Class W
February 12,
2008(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$14.51
Income from investment operations:
Net investment income	$0.20 *
Net realized and unrealized gain on investments and foreign currency related transactions	$0.26
Total from investment operations	$0.46
Less distributions from:
Net investment income	$0.12
Total distributions	$0.12
Net asset value, end of period	$14.85
Total Return(2)%	3.15

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2
Ratios to average net assets:
Expenses(3)%	0.99
Net investment income(3)%	6.42
Portfolio turnover rate %	15

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Natural Resources Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$14.18	10.46	7.34	7.09	6.94	4.40
Income (loss) from investment operations:
Net investment income (loss)	$0.04 *	(0.03)	(0.06)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gain on investments and foreign currency related transactions	$0.19	4.36	3.20	0.54	0.20	2.56
Total from investment operations	$0.23	4.33	3.14	0.48	0.15	2.54
Less distributions from:
Net investment income	$0.11	0.26	0.02	0.23	—	—
Net realized gains on investments	$2.45	0.35	—	—	—	—
Total distributions	$2.56	0.61	0.02	0.23	—	—
Net asset value, end of period	$11.85	14.18	10.46	7.34	7.09	6.94
Total Return(2)%	3.51	43.22	42.76	6.81	2.16	57.73

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$154,751	157,367	121,112	87,441	91,756	101,696
Ratios to average net assets:
Expenses(3)%	1.43 †	1.44 †	1.42	1.56	1.44	1.57
Net investment income (loss)(3)%	0.65	(0.28)	(0.61)	(0.77)	(0.69)	(0.36)
Portfolio turnover rate %	77	121	158	78	77	94

	Class I
	Six Months	August 1,
	Ended	2007(1) to
	April 30,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.07
Income from investment operations:
Net investment income	$0.09 *	0.00 **
Net realized and unrealized gain on investments and foreign currency related transactions	$0.17	2.12
Total from investment operations	$0.26	2.12
Less distributions from:
Net investment income	$0.16	—
Net realized gains on investments	$2.45	—
Total distributions	$2.61	—
Net asset value, end of period	$11.84	14.19
Total Return(2)%	3.73	17.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	2
Ratios to average net assets:
Expenses(3)%	1.08 †	1.08 †
Net investment income(3)%	1.53	0.09
Portfolio turnover rate %	77	121

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING Global Natural Resources Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class W
February 12,
2008(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$12.84
Income from investment operations:
Net investment income	$0.01
Net realized and unrealized gain on investments and foreign currency related transactions	$1.86
Total from investment operations	$1.87
Less distributions from:
Net investment income	$—
Total distributions	$—
Net asset value, end of period	$14.71
Total Return(2)%	14.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2
Ratios to average net assets:
Expenses(3)%	1.08
Net investment income(3)%	0.40
Portfolio turnover rate %	77

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$24.19	22.23		17.14		15.40		13.06	10.40
Income (loss) from investment operations:
Net investment income	$0.17 *	0.22	*	0.20	*	0.26	*†	0.27	0.57
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.95)	3.13		6.41		2.94	†	3.26	2.79
Total from investment operations	$(2.78)	3.35		6.61		3.20		3.53	3.36
Less distributions from:
Net investment income	$0.54	1.08		0.46		0.54		0.43	0.54
Net realized gains on investments	$0.04	0.31		1.06		0.92		0.76	0.16
Total distributions	$0.58	1.39		1.52		1.46		1.19	0.70
Net asset value, end of period	$20.83	24.19		22.23		17.14		15.40	13.06
Total Return(1)%	(11.45)	15.44		41.09		21.95		28.90	33.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,106,337	1,115,493		467,405		138,314		95,561	41,549
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.36	1.30		1.39		1.50		1.55	1.95
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	1.36	1.30		1.39		1.59		1.75	1.75
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.36	1.30		1.39		1.59		1.75	1.75
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.73	0.96		1.04		1.58	†	2.55	5.14
Portfolio turnover rate %	21	57		39		91		129	124

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 and $0.10, increase net realized and unrealized gain on investments per share by $0.12 and $0.10 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% and 1.51% to 0.79% on Class A and Class B.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$20.67	19.20		15.01		13.67		11.74	9.43
Income (loss) from investment operations:
Net investment income	$0.08 *	0.04	*	0.05	*	0.12	*†	0.14	0.48
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.54)	2.69		5.56		2.59	†	2.90	2.47
Total from investment operations	$(2.46)	2.73		5.61		2.71		3.04	2.95
Less distributions from:
Net investment income	$0.47	0.95		0.36		0.45		0.35	0.48
Net realized gains on investments	$0.04	0.31		1.06		0.92		0.76	0.16
Total distributions	$0.51	1.26		1.42		1.37		1.11	0.64
Net asset value, end of period	$17.70	20.67		19.20		15.01		13.67	11.74
Total Return(1)%	(11.83)	14.59		40.04		21.05		27.89	32.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,813	57,837		31,677		12,302		4,736	1,506
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.11	2.05		2.14		2.25		2.30	2.70
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	2.11	2.05		2.14		2.34		2.50	2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.11	2.05		2.14		2.34		2.50	2.50
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.98	0.22		0.31		0.79	†	1.78	4.44
Portfolio turnover rate %	21	57		39		91		129	124

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 and $0.10, increase net realized and unrealized gain on investments per share by $0.12 and $0.10 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% and 1.51% to 0.79% on Class A and Class B.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$21.70	20.10		15.65		14.19		12.14	9.70
Income (loss) from investment operations:
Net investment income	$0.09 *	0.04	*	0.05	*	0.12	*†	0.14	0.45
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.66)	2.82		5.82		2.71	†	3.02	2.60
Total from investment operations	$(2.57)	2.86		5.87		2.83		3.16	3.05
Less distributions from:
Net investment income	$0.47	0.95		0.36		0.45		0.35	0.45
Net realized gains on investments	$0.04	0.31		1.06		0.92		0.76	0.16
Total distributions	$0.51	1.26		1.42		1.37		1.11	0.61
Net asset value, end of period	$18.62	21.70		20.10		15.65		14.19	12.14
Total Return(2)%	(11.79)	14.57		40.06		21.11		27.93	32.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$262,466	303,235		109,197		27,989		7,817	1,732
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.11	2.05		2.14		2.25		2.30	2.70
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.11	2.05		2.14		2.34		2.50	2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.11	2.05		2.14		2.34		2.50	2.50
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.97	0.20		0.29		0.78	†	1.72	4.60
Portfolio turnover rate %	21	57		39		91		129	124

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.11, increase net realized and unrealized gain on investments per share by $0.11 and decrease the ratio of net investment income to average net assets from 1.51% to 0.78% for Class C.

††	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the five months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months					June 3,
	Ended	Year Ended				2005(1) to
	April 30,	October 31,				October 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$24.21	22.23		17.14		16.32
Income (loss) from investment operations:
Net investment income	$0.21 *	0.28	*	0.28	*	0.14 *††
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.96)	3.16		6.39		0.86 ††
Total from investment operations	$(2.75)	3.44		6.67		1.00
Less distributions from:
Net investment income	$0.58	1.15		0.52		0.18
Net realized gains on investments	$0.04	0.31		1.06		—
Total distributions	$0.62	1.46		1.58		0.18
Net asset value, end of period	$20.84	24.21		22.23		17.14
Total Return(2)%	(11.31)	15.88		41.49		6.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$171,946	76,869		11,226		1,681
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.00	0.95		1.06		1.22
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture %	1.00	0.95		1.06		1.30
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.00	0.95		1.06		1.30
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.06	1.24		1.40		0.85 ††
Portfolio turnover rate %	21	57		39		91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.11, increase net realized and unrealized gain on investments per share by $0.11 and decrease the ratio of net investment income to average net assets from 1.51% to 0.78% for Class C.

††	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the five months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

	Class O
	Six Months	November 15,
	Ended	2006(1) to
	April 30,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$24.19	22.20
Income (loss) from investment operations:
Net investment income	$0.18	0.20 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.97)	3.20
Total from investment operations	$(2.79)	3.40
Less distributions from:
Net investment income	$0.54	1.10
Net realized gains on investments	$0.04	0.31
Total distributions	$0.58	1.41
Net asset value, end of period	$20.82	24.19
Total Return(2)%	(11.50)	15.68

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,292	26,137
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	1.36	1.30
Net expenses after brokerage commission recapture(3)%	1.36	1.30
Net investment income after brokerage commission recapture(3)%	1.73	0.90
Portfolio turnover rate %	21	57

Class W
February 12,
2008(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$19.29
Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments and foreign currency related transactions	$1.62
Total from investment operations	$1.68
Less distributions from:
Net investment income	$0.10
Total distributions	$0.10
Net asset value, end of period	$20.87
Total Return(2)%	8.74

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,301
Ratios to average net assets:
Expenses(3)%	1.00
Net investment income(3)%	1.37
Portfolio turnover rate %	21

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Value Choice Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$28.40	21.72	18.16	15.96		14.76	12.36
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.01	0.08	0.09		(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.51)	6.67	3.62	2.11		1.24	2.46
Total from investment operations	$(2.47)	6.68	3.70	2.20		1.20	2.40
Less distributions from:
Net investment income	$0.16	—	0.14	—		—	—
Total distributions	$0.16	—	0.14	—		—	—
Payment by affiliate	$—	—	—	0.00	**	—	—
Net asset value, end of period	$25.77	28.40	21.72	18.16		15.96	14.76
Total Return(1)%	(8.71)	30.76	20.48	13.78	†	8.13	19.42

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$60,184	58,600	47,305	41,941		46,133	56,877
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.68	1.77	1.78	1.90		1.77	1.93
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	1.59	1.82	1.78	1.85		1.85	1.85
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.58	1.81	1.77	1.85		1.85	1.85
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.28	0.04	0.40	0.46		(0.21)	(0.35)
Portfolio turnover rate %	33	66	77	129		101	125

	Class B
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$30.58	23.54		19.67	17.39		16.19	13.65
Income (loss) from investment operations:
Net investment loss	$(0.08)*	(0.17	)*	(0.04)	(0.04)		(0.17)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.68)	7.21		3.91	2.32		1.37	2.70
Total from investment operations	$(2.76)	7.04		3.87	2.28		1.20	2.54
Payment by affiliate	$—	—		—	0.00	**	—	—
Net asset value, end of period	$27.82	30.58		23.54	19.67		17.39	16.19
Total Return(1)%	(9.03)	29.91		19.67	13.11	†	7.41	18.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,299	22,049		21,364	23,483		28,559	35,459
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.39	2.42		2.43	2.55		2.42	2.58
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	2.30	2.47		2.43	2.50		2.50	2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.29	2.46		2.42	2.50		2.50	2.50
Net investment loss after expense waiver/recoupment and brokerage commission recapture(2)(3)%	(0.54)	(0.62)		(0.25)	(0.19)		(0.87)	(1.00)
Portfolio turnover rate %	33	66		77	129		101	125

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING Global Value Choice Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$27.18	20.93		17.50	15.48		14.41	12.14
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.14	)*	(0.05)	(0.04)		(0.15)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.39)	6.39		3.50	2.06		1.22	2.42
Total from investment operations	$(2.45)	6.25		3.45	2.02		1.07	2.27
Less distributions from:
Net investment income	$0.02	—		0.02	—		—	—
Total distributions	$0.02	—		0.02	—		—	—
Payment by affiliate	$—	—		—	0.00	**	—	—
Net asset value, end of period	$24.71	27.18		20.93	17.50		15.48	14.41
Total Return(2)%	(9.02)	29.86		19.73	13.05	†	7.43	18.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,717	39,537		31,612	30,918		35,784	45,476
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.39	2.42		2.43	2.55		2.42	2.58
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.30	2.47		2.43	2.50		2.50	2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.29	2.46		2.42	2.50		2.50	2.50
Net investment loss after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.48)	(0.60)		(0.26)	(0.19)		(0.87)	(1.01)
Portfolio turnover rate %	33	66		77	129		101	125

	Class I
	Six Months		September 6,
	Ended	Year Ended	2006(1) to
	April 30,	October 31,	October 31,
	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$28.57	21.73	21.31
Income (loss) from investment operations:
Net investment income (loss)	$0.09 *	0.15	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.53)	6.69	0.53
Total from investment operations	$(2.44)	6.84	0.42
Less distribution from:
Net investment income	$0.28	—	—
Total distributions	$0.28	—	—
Net asset value, end of period	$25.85	28.57	21.73
Total Return(2)%	(8.54)	31.48	1.97

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,175	7,845	3,010
Ratio to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.20	1.25	1.27
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.20	1.30	1.26
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.19	1.29	1.26
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.70	0.67	(0.69)
Portfolio turnover rate %	33	66	77

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING Global Value Choice Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$33.36	25.44		21.25		18.61		17.17	14.34
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.08	*	0.18	*	0.15		0.01	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.94)	7.84		4.20		2.49		1.43	2.84
Total from investment operations	$(2.89)	7.92		4.38		2.64		1.44	2.83
Less distributions from:
Net investment income	$0.20	—		0.19		—		—	—
Total distributions	$0.20	—		0.19		—		—	—
Payment by affiliate	$—	—		—		0.00	**	—	—
Net asset value, end of period	$30.27	33.36		25.44		21.25		18.61	17.17
Total Return(1)%	(8.65)	31.13		20.75		14.19	†	8.39	19.74

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,197	2,652		2,757		4,387		4,223	6,454
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.45	1.50		1.52		1.60		1.51	1.62
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	1.45	1.55		1.52		1.55		1.59	1.54
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.44	1.54		1.51		1.55		1.59	1.54
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.36	0.29		0.75		0.75		0.05	(0.04)
Portfolio turnover rate %	33	66		77		129		101	125

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING Asia-Pacific Real Estate Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	November 1,	November 1,	November 1,	November 1,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2008	2008	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.04	0.04 *	0.02	0.05
Net realized and unrealized loss on investments	$(1.99)	(2.02)	(1.99)	(2.00)
Total from investment operations	$(1.95)	(1.98)	(1.97)	(1.95)
Less distributions from:
Net investment income	$0.05	0.04	0.04	0.06
Total distributions	$0.05	0.04	0.04	0.06
Net asset value, end of period	$8.00	7.98	7.99	7.99
Total Return(2)%	(19.47)	(19.79)	(19.75)	(19.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,837	25	125	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	4.22	4.97	4.97	3.96
Net expenses after expense waiver(3)(4)%	1.75	2.50	2.50	1.50
Net investment income after expense waiver(3)(4)%	1.07	0.95	0.36	1.11
Portfolio turnover rate %	46	46	46	46

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expense, (excluding interest, taxes, brokerage and extraordinary expense) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Disciplined International SmallCap Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Six Months	December 20,	Six Months	December 20,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.09	10.00	12.02	10.00
Income (loss) from investment operations:
Net investment income	$0.09 *	0.14 *	0.04 *	0.06 *
Net realized and unrealized gain (loss) on investments	$(1.96)	1.95	(1.94)	1.96
Total from investment operations	$(1.87)	2.09	(1.90)	2.02
Less distributions from:
Net investment income	$0.06	—	0.01	—
Net realized gains on investments	$0.19	—	0.19	—
Total distributions	$0.25	—	0.20	—
Net asset value, end of period	$9.97	12.09	9.92	12.02
Total Return(2)%	(15.52)	20.90	(15.87)	20.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$109	69	5	5
Ratios to average net assets:
Expenses(3)%	1.07	1.11	1.82	1.86
Net investment income(3)%	1.73	1.37	0.77	0.67
Portfolio turnover rate %	55	116	55	116

	Class C		Class I
	Six Months	December 20,	Six Months	December 20,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.02	10.00	12.13	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)*	0.02 *	0.10	0.13 *
Net realized and unrealized gain (loss) on investments	$(1.89)	2.00	(1.97)	2.00
Total from investment operations	$(1.90)	2.02	(1.87)	2.13
Less distributions from:
Net investment income	$0.01	—	0.07	—
Net realized gains on investments	$0.19	—	0.19	—
Total distributions	$0.20	—	0.26	—
Net asset value, end of period	$9.92	12.02	10.00	12.13
Total Return(2)%	(15.87)	20.20	(15.44)	21.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8	55	365,868	465,657
Ratios to average net assets:
Expenses(3)%	1.82	1.86	0.82	0.86
Net investment income (loss)(3)%	(0.17)	0.25	1.78	1.29
Portfolio turnover rate %	55	116	55	116

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$41.48	29.62	23.60	19.40		17.32		12.44
Income (loss) from investment operations:
Net investment income	$0.40	0.47	0.48	0.19		0.09		0.03
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian tax)	$(3.28)	11.82	5.68	3.98		2.08		4.85
Total from investment operations	$(2.88)	12.29	6.16	4.17		2.17		4.88
Less distributions from:
Net investment income	$0.45	0.43	0.14	0.02		0.09		—
Net realized gains on investments	$1.11	—	—	—		—		—
Total distributions	$1.56	0.43	0.14	0.02		0.09		—
Payment by affiliate	$—	—	—	0.05		0.00	**	—
Net asset value, end of period	$37.04	41.48	29.62	23.60		19.40		17.32
Total Return(1)%	(6.76)	41.93	26.19	21.76	††	12.58	†	39.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$172,256	197,307	123,219	87,143		67,282		71,953
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.03	1.99	2.02	2.09		2.10		2.37
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	1.93	1.89	1.92	2.00		2.20		2.27
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.90	1.86	1.91	2.00		2.20		2.27
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.13	1.42	1.80	0.91		0.41		0.22
Portfolio turnover rate %	17	51	35	124		88		135

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively.

††	In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$40.67	29.04		23.17		19.17		17.15		12.39
Income (loss) from investment operations:
Net investment income (loss)	$0.28	0.24	*	0.28	*	0.04		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian tax)	$(3.24)	11.57		5.59		3.91		2.06		4.82
Total from investment operations	$(2.96)	11.81		5.87		3.95		2.02		4.76
Less distributions from:
Net investment income	$0.14	0.18		—		—		—		—
Net realized gains on investments	$1.11	—		—		—		—		—
Total distributions	$1.25	0.18		—		—		—		—
Payment by affiliate	$—	—		—		0.05		0.00	**	—
Net asset value, end of period	$36.46	40.67		29.04		23.17		19.17		17.15
Total Return(1)%	(7.13)	40.85		25.33		20.87	††	11.78	†	38.42

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,623	16,648		13,575		12,562		12,581		16,425
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.68	2.64		2.67		2.74		2.75		3.02
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	2.68	2.64		2.67		2.74		2.85		2.92
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.65	2.61		2.66		2.74		2.85		2.92
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.36	0.67		1.06		0.14		(0.30)		(0.40)
Portfolio turnover rate %	17	51		35		124		88		135

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively.

††	In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$38.45	27.53	22.04	18.24		16.32		11.79
Income (loss) from investment operations:
Net investment income (loss)	$0.25	0.20	0.25	0.03		(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian tax)	$(3.04)	10.97	5.31	3.72		1.95		4.59
Total from investment operations	$(2.79)	11.17	5.56	3.75		1.92		4.53
Less distributions from:
Net investment income	$0.21	0.25	0.07	—		—		—
Net realized gains on investments	$1.11	—	—	—		—		—
Total distributions	$1.32	0.25	0.07	—		—		—
Payment by affiliate	$—	—	—	0.05		0.00	*	—
Net asset value, end of period	$34.34	38.45	27.53	22.04		18.24		16.32
Total Return(2)%	(7.09)	40.82	25.29	20.83	††	11.76	†	38.42

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$46,298	53,885	35,847	20,985		9,680		10,033
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.68	2.64	2.67	2.74		2.75		3.02
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.68	2.64	2.67	2.74		2.85		2.92
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.65	2.61	2.66	2.74		2.85		2.92
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.38	0.65	1.12	0.25		(0.20)		(0.40)
Portfolio turnover rate %	17	51	35	124		88		135

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70%.

††	In 2005, 0.27% of the total return on Class C consists of a payment by affiliate. Excluding this item, total return would have been 20.56%.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months	Year	December 21,
	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,
	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$41.63	29.72	25.52
Income (loss) from investment operations:
Net investment income	$0.39 *	0.55	0.65 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian tax)	$(3.23)	11.90	3.55
Total from investment operations	$(2.84)	12.45	4.20
Less distribution from:
Net investment income	$0.57	0.54	—
Net realized gains on investments	$1.11	—	—
Total distributions	$1.68	0.54	—
Net asset value, end of period	$37.11	41.63	29.72
Total Return(2)%	(6.62)	42.41	16.46

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,030	41,551	23,456
Ratio to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.60	1.56	1.55
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.60	1.56	1.55
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.57	1.53	1.54
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.10	1.71	2.73
Portfolio turnover rate %	17	51	35

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70%.

††	In 2005, 0.27% of the total return on Class C consists of a payment by affiliate. Excluding this item, total return would have been 20.56%.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q									Class W
	Six Months									February 12,
	Ended									2008(1) to
	April 30,	Year Ended October 31,								April 30,
	2008	2007	2006		2005		2004		2003	2008

Per Share Operating Performance:
Net asset value, beginning of period	$42.92	30.62	24.38		20.03		17.89		12.80	36.18
Income (loss) from investment operations:
Net investment income	$0.41	0.44	0.59	*	0.26		0.09		0.12	0.54 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian tax)	$(3.37)	12.31	5.81		4.07		2.17		4.97	2.09
Total from investment operations	$(2.96)	12.75	6.40		4.33		2.26		5.09	2.63
Less distributions from:
Net investment income	$0.49	0.45	0.16		0.03		0.12		—	—
Net realized gains on investments	$1.11	—	—		—		—		—	—
Total distributions	$1.60	0.45	0.16		0.03		0.12		—	—
Payment by affiliate	$—	—	—		0.05		0.00	**	—	—
Net asset value, end of period	$38.36	42.92	30.62		24.38		20.03		17.89	38.81
Total Return(2)%	(6.72)	42.05	26.37		21.89	††	12.70	†	39.77	7.27

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,773	21,253	10,700		10,776		8,929		18,168	78
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.86	1.81	1.80		1.85		2.00		2.03	1.57
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.86	1.81	1.80		1.85		2.10		1.93	1.57
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.83	1.78	1.79		1.85		2.10		1.93	1.54
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.17	1.49	2.09		1.12		0.36		0.59	6.71
Portfolio turnover rate %	17	51	35		124		88		135	17

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sale changes.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.64%.

††	In 2005, 0.25% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.64%.

See Accompanying Notes to Financial Statements

ING European Real Estate Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	November 1,	November 1,	November 1,	November 1,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2008	2008	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.14 *	0.06 *	0.07
Net realized and unrealized loss on investments	$(0.62)	(0.74)	(0.66)	(0.61)
Total from investment operations	$(0.56)	(0.60)	(0.60)	(0.54)
Less distributions from:
Net investment income	$0.03	0.00 **	0.02	0.04
Total distributions	$0.03	0.00 **	0.02	0.04
Net asset value, end of period	$9.41	9.40	9.38	9.42
Total Return(2)%	(5.57)	(5.95)	(6.02)	(5.38)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,013	12	134	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.69	4.44	4.44	3.44
Net expenses after expense waiver(3)(4)%	1.75	2.50	2.50	1.50
Net investment income after expense waiver(3)(4)%	1.49	2.99	1.43	1.53
Portfolio turnover rate %	83	83	83	83

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expense, (excluding interest, taxes, brokerage and extraordinary expense) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Foreign Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months						July 1,
	Ended						2003(1) to
	April 30,	Year Ended October 31,					October 31,
	2008	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$23.54	18.56	14.79		12.38	11.01	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)*	0.10	0.08	*	0.06	0.11	(0.00)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.32)	5.56	4.05		2.35	1.44	1.01
Total from investment operations	$(2.33)	5.66	4.13		2.41	1.55	1.01
Less distributions from:
Net investment income	$—	—	—		—	0.04	—
Return of capital	$—	—	—		—	0.10	—
Net realized gains on investments	$1.39	0.68	0.36		—	0.04	—
Total distributions	$1.39	0.68	0.36		—	0.18	—
Net asset value, end of period	$19.82	23.54	18.56		14.79	12.38	11.01
Total Return(2)%	(10.08)	31.32	28.39		19.47	14.25	10.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$329,490	349,917	219,819		122,883	62,949	6,598
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.57	1.54	1.58		1.66	1.95	6.03
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.56	1.54	1.65		1.68	1.70	1.95
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.56	1.54	1.65		1.68	1.70	1.95
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.09)	0.59	0.49		0.53	0.37	(0.32)
Portfolio turnover rate %	34	69	65		81	141	50

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Foreign Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B
	Six Months							July 8,
	Ended							2003(1) to
	April 30,	Year Ended October 31,						October 31,
	2008	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$22.78	18.11	14.55		12.26	10.99		10.29
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.03)	(0.04	)*	(0.03)	(0.05	)*	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.26)	5.38	3.96		2.32	1.49		0.71
Total from investment operations	$(2.34)	5.35	3.92		2.29	1.44		0.70
Less distributions from:
Net investment income	$—	—	—		—	0.03		—
Return of capital	$—	—	—		—	0.10		—
Net realized gains on investments	$1.39	0.68	0.36		—	0.04		—
Total distributions	$1.39	0.68	0.36		—	0.17		—
Net asset value, end of period	$19.05	22.78	18.11		14.55	12.26		10.99
Total Return(2)%	(10.48)	30.35	27.40		18.68	13.32		6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,607	50,276	38,136		22,944	11,263		1,344
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.32	2.29	2.33		2.41	2.70		6.78
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.31	2.29	2.40		2.43	2.45		2.70
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.31	2.29	2.40		2.43	2.45		2.70
Net investment loss after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.87)	(0.16)	(0.24)		(0.23)	(0.46)		(1.03)
Portfolio turnover rate %	34	69	65		81	141		50

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Foreign Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months							July 7,
	Ended							2003(1) to
	April 30,	Year Ended October 31,						October 31,
	2008	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$22.81	18.14	14.57		12.28	11.01		10.27
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.03)	(0.04	)*	(0.03)	(0.04	)*	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.24)	5.38	3.97		2.32	1.48		0.75
Total from investment operations	$(2.33)	5.35	3.93		2.29	1.44		0.74
Less distributions from:
Net investment income	$—	—	—		—	0.03		—
Return of capital	$—	—	—		—	0.10		—
Net realized gains on investments	$1.39	0.68	0.36		—	0.04		—
Total distributions	$1.39	0.68	0.36		—	0.17		—
Net asset value, end of period	$19.09	22.81	18.14		14.57	12.28		11.01
Total Return(2)%	(10.42)	30.30	27.43		18.65	13.28		7.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$202,482	232,439	154,101		87,877	41,424		5,601
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.32	2.29	2.33		2.41	2.70		6.78
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.31	2.29	2.40		2.43	2.45		2.70
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.31	2.29	2.40		2.43	2.45		2.70
Net investment loss after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.85)	(0.14)	(0.26)		(0.27)	(0.41)		(1.03)
Portfolio turnover rate %	34	69	65		81	141		50

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Foreign Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months						September 8,
	Ended						2003(1) to
	April 30,	Year Ended October 31,					October 31,
	2008	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$23.91	18.78	14.93		12.45	11.05	10.63
Income (loss) from investment operations:
Net investment income	$0.02 *	0.16	0.13	*	0.34	0.19	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.35)	5.65	4.08		2.14	1.39	0.42
Total from investment operations	$(2.33)	5.81	4.21		2.48	1.58	0.42
Less distributions from:
Net investment income	$—	—	—		—	0.04	—
Return of capital	$—	—	—		—	0.10	—
Net realized gains on investments	$1.39	0.68	0.36		—	0.04	—
Total distributions	$1.39	0.68	0.36		—	0.18	—
Net asset value, end of period	$20.19	23.91	18.78		14.93	12.45	11.05
Total Return(2)%	(9.92)	31.76	28.67		19.92	14.53	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$111,681	108,732	61,248		1,049	2,547	188
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.25	1.21	1.28		1.34	1.50	5.51
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.24	1.21	1.35		1.35	1.25	1.43
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.24	1.21	1.34		1.35	1.25	1.43
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.24	0.94	0.78		0.97	1.58	0.21
Portfolio turnover rate %	34	69	65		81	141	50

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Foreign Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months							July 10,
	Ended							2003(1) to
	April 30,	Year Ended October 31,						October 31,
	2008	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$23.63	18.61		14.82		12.40	11.02	10.13
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.17	*	0.07	*	0.08	0.09	(0.00)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.33)	5.53		4.08		2.34	1.46	0.89
Total from investment operations	$(2.33)	5.70		4.15		2.42	1.55	0.89
Less distributions from:
Net investment income	$—	—		—		—	0.03	—
Return of capital	$—	—		—		—	0.10	—
Net realized gains on investments	$1.39	0.68		0.36		—	0.04	—
Total distributions	$1.39	0.68		0.36		—	0.17	—
Net asset value, end of period	$19.91	23.63		18.61		14.82	12.40	11.02
Total Return(2)%	(10.04)	31.45		28.47		19.52	14.28	8.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$707	856		1,196		1,079	1,054	421
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.50	1.45		1.53		1.59	1.85	5.93
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.49	1.45		1.60		1.60	1.60	1.85
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.49	1.45		1.60		1.60	1.60	1.85
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.05)	0.82		0.43		0.53	0.34	(0.17)
Portfolio turnover rate %	34	69		65		81	141	50

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Foreign Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class W
February 12,
2008(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$20.48
Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments and foreign currency related transactions	$0.98
Total from investment operations	$1.04
Net asset value, end of period	$21.52
Total Return(2)%	5.08

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	1.24
Net expenses after expense waiver(3)(4)%	1.23
Net investment income after expense waiver(3)(4)%	1.43
Portfolio turnover rate %	34

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Greater China Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	December 21,	Six Months	Year	January 6,
	Ended	Ended	2005(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$24.43	12.49	10.00	24.14	12.42	10.60
Income (loss) from investment operations:
Net investment income (loss)	$(0.11)	0.07	0.06	(0.16)	(0.03)*	0.05 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(4.39)	11.93	2.43	(4.34)	11.79	1.77
Total from investment operations	$(4.50)	12.00	2.49	(4.50)	11.76	1.82
Less distributions from:
Net investment income	$0.06	0.06	—	—	0.04	—
Net realized gains on investments	$2.06	0.00 **	—	2.06	0.00 **	—
Total distributions	$2.12	0.06	—	2.06	0.04	—
Net asset value, end of period	$17.81	24.43	12.49	17.58	24.14	12.42
Total Return(2)%	(18.32)	96.41	24.90	(18.59)	94.92	17.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,061	73,804	23,709	5,561	7,414	1,957
Ratios to average net assets:
Expenses(3)%	1.87	1.91	2.64	2.62	2.66	3.39
Net investment income (loss)(3)%	(1.10)	0.54	0.75	(1.83)	(0.19)	0.47
Portfolio turnover rate %	81	109	108	81	109	108

	Class C			Class I
	Six Months	Year	January 11,	Six Months	Year	May 8,
	Ended	Ended	2006(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$24.16	12.43	10.67	24.46	12.50	12.84
Income (loss) from investment operations:
Net investment income (loss)	$(0.17)*	(0.03)*	0.05 *	(0.07)*	0.11	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(4.34)	11.79	1.71	(4.40)	11.93	(0.42)
Total from investment operations	$(4.51)	11.76	1.76	(4.47)	12.04	(0.34)
Less distributions from:
Net investment income	$—	0.03	—	0.10	0.08	—
Net realized gains on investments	$2.06	0.00 **	—	2.06	0.00 **	—
Total distributions	$2.06	0.03	—	2.16	0.08	—
Net asset value, end of period	$17.59	24.16	12.43	17.83	24.46	12.50
Total Return(2)%	(18.62)	94.75	16.49	(18.18)	96.81	(2.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,033	12,386	2,124	55	52	22
Ratios to average net assets:
Expenses(3)%	2.62	2.66	3.39	1.62	1.66	2.39
Net investment income (loss)(3)%	(1.86)	(0.20)	0.53	(0.77)	0.73	1.47
Portfolio turnover rate %	81	109	108	81	109	108

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Index Plus International Equity Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	December 21,	Six Months	Year	January 12,
	Ended	Ended	2005(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.95	11.68	10.00	13.90	11.63	10.43
Income (loss) from investment operations:
Net investment income	$0.07 *	0.14 *	0.14 *	0.01 *	0.09 *	0.06 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.58)	2.48	1.54	(1.56)	2.51	1.14
Total from investment operations	$(1.51)	2.62	1.68	(1.55)	2.60	1.20
Less distributions from:
Net investment income	$0.18	0.08	—	0.16	0.06	—
Net realized gains on investments	$1.37	0.27	—	1.37	0.27	—
Total distributions	$1.55	0.35	—	1.53	0.33	—
Net asset value, end of period	$10.89	13.95	11.68	10.82	13.90	11.63
Total Return(2)%	(11.70)	22.98	16.80	(12.06)	22.85	11.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,355	2,233	12,513	3,920	734	264
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.48	1.13	1.30	2.23	1.89	2.05
Net expenses after expense waiver/recoupment(3)(4)%	1.51 †	1.16	1.15	2.26 †	1.92	1.90
Net investment income after expense waiver/recoupment(3)(4)%	1.38	1.17	1.50	0.62	0.67	0.64
Portfolio turnover rate %	94	213	188	94	213	188

	Class C			Class I
	Six Months	Year	January 12,	Six Months	Year	December 21,
	Ended	Ended	2006(1) to	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.89	11.61	10.43	14.06	11.70	10.00
Income (loss) from investment operations:
Net investment income	$0.03 *	0.09 *	0.08 *	0.10 *	0.20	0.16 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.57)	2.50	1.10	(1.60)	2.55	1.54
Total from investment operations	$(1.54)	2.59	1.18	(1.50)	2.75	1.70
Less distributions from:
Net investment income	$0.16	0.04	—	0.24	0.12	—
Net realized gains on investments	$1.37	0.27	—	1.37	0.27	—
Total distributions	$1.53	0.31	—	1.61	0.39	—
Net asset value, end of period	$10.82	13.89	11.61	10.95	14.06	11.70
Total Return(2)%	(11.98)	22.81	11.31	(11.52)	24.14	17.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,649	1,126	534	169,089	118,924	78,581
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.23	1.89	2.05	1.18	0.84	1.05
Net expenses after expense waiver/recoupment(3)(4)%	2.26 †	1.92	1.90	1.21 †	0.87	0.90
Net investment income after expense waiver/recoupment(3)(4)%	0.55	0.69	0.87	1.82	1.78	1.69
Portfolio turnover rate %	94	213	188	94	213	188

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING Index Plus International Equity Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class O
November 12,
2007(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$13.09
Income (loss) from investment operations:
Net investment income	$0.08
Net realized and unrealized gain (loss) on investments	$(0.73)
Total from investment operations	$(0.65)
Less distributions from:
Net investment income	$0.24
Net realized gains on investments	$1.37
Total distributions	$1.61
Net asset value, end of period	$10.83
Total Return(2)%	(5.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$80,649
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.48
Net expenses after expense waiver/recoupment(3)%	1.51 †
Net investment income after expense waiver/recoupment(3)%	1.51
Portfolio turnover rate %	94

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING International Capital Appreciation Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	December 21,	Six Months	Year	January 9,
	Ended	Ended	2005(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.86	11.39	10.00	14.67	11.33	10.42
Income (loss) from investment operations:
Net investment income (loss)	$0.02 *	0.01 *	0.04	(0.03)	(0.09)	(0.04)*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.52)	3.76	1.35	(1.49)	3.71	0.95
Total from investment operations	$(1.50)	3.77	1.39	(1.52)	3.62	0.91
Less distributions from:
Net investment income	$0.14	0.05	—	0.11	0.03	—
Net realized gains on investments	$0.50	0.25	—	0.50	0.25	—
Total distributions	$0.64	0.30	—	0.61	0.28	—
Net asset value, end of period	$12.72	14.86	11.39	12.54	14.67	11.33
Total Return(2)%	(10.18)	33.89	13.90	(10.46)	32.67	8.73

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,855	4,592	3,677	813	943	66
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.41	1.48	1.84	2.16	2.23	2.59
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.50	1.50	1.50	2.25	2.25	2.25
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.50	1.50	1.50	2.25	2.25	2.25
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.35	0.08	0.32	(0.53)	(0.88)	(0.43)
Portfolio turnover rate %	29	71	91	29	71	91

	Class C			Class I
	Six Months	Year	January 24,	Six Months	Year	December 21,
	Ended	Ended	2006(1) to	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.71	11.35	10.28	14.90	11.43	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)*	(0.12)	(0.03)	0.04 *	0.06 *	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.51)	3.73	1.10	(1.52)	3.75	1.41
Total from investment operations	$(1.53)	3.61	1.07	(1.48)	3.81	1.43
Less distributions from:
Net investment income	$0.11	0.00 **	—	0.17	0.09	—
Net realized gains on investments	$0.50	0.25	—	0.50	0.25	—
Total distributions	$0.61	0.25	—	0.67	0.34	—
Net asset value, end of period	$12.57	14.71	11.35	12.75	14.90	11.43
Total Return(2)%	(10.47)	32.45	10.41	(9.97)	34.14	14.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,147	971	65	139,669	140,901	47,200
Ratios to average net assets:
Gross expenses prior to expense waiver/ recoupment and brokerage commission recapture(3)%	2.16	2.23	2.59	1.07	1.13	1.56
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.25	2.25	2.25	1.16	1.15	1.22
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.25	2.25	2.25	1.16	1.15	1.22
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.32)	(0.97)	(0.50)	0.69	0.47	0.39
Portfolio turnover rate %	29	71	91	29	71	91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING International Equity Dividend Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Six Months	June 28,	Six Months	June 28,
	Ended	2007(1) to	Ended	2007(1) to
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.57	10.00	10.55	10.00
Income (loss) from investment operations:
Net investment income	$0.15	0.06 *	0.13 *	0.03 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.14)	0.51	(1.16)	0.52
Total from investment operations	$(0.99)	0.57	(1.03)	0.55
Less distributions from:
Net investment income	$0.15	—	0.11	—
Net realized gains on investments	$0.04	—	0.04	—
Total distributions	$0.19	—	0.15	—
Net asset value, end of period	$9.39	10.57	9.37	10.55
Total Return(2)%	(9.49)	5.70	(9.85)	5.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,661	4,122	299	239
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.57	1.64	2.32	2.39
Net expenses after expense waiver(3)(4)%	1.40	1.40	2.15	2.15
Net investment income after expense waiver(3)(4)%	3.25	1.81	2.74	1.09
Portfolio turnover rate %	16	7	16	7

	Class C		Class I		Class W
	Six Months	June 28,	Six Months	June 28,	February 12,
	Ended	2007(1) to	Ended	2007(1) to	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.55	10.00	10.58	10.00	8.86
Income (loss) from investment operations:
Net investment income	$0.11 *	0.03 *	0.17	0.07 *	0.15 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.13)	0.52	(1.16)	0.51	0.47
Total from investment operations	$(1.02)	0.55	(0.99)	0.58	0.62
Less distributions from:
Net investment income	$0.12	—	0.16	—	0.07
Net realized gains on investments	$0.04	—	0.04	—	—
Total distributions	$0.16	—	0.20	—	0.07
Net asset value, end of period	$9.37	10.55	9.39	10.58	9.41
Total Return(2)%	(9.83)	5.50	(9.30)	5.80	7.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,554	1,334	48,266	55,611	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.32	2.39	1.32	1.39	1.17
Net expenses after expense waiver(3)(4)%	2.15	2.15	1.15	1.15	1.00
Net investment income after expense waiver(3)(4)%	2.47	1.08	3.49	1.95	7.71
Portfolio turnover rate %	16	7	16	7	16

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.61	13.20		10.97	9.78		8.48		7.05
Income from investment operations:
Net investment income	$0.03	0.03		0.12	0.10		0.09		0.04
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(1.35)	3.67		2.28	1.18		1.22		1.37
Total from investment operations	$(1.32)	3.70		2.40	1.28		1.31		1.41
Less distributions from:
Net investment income	$0.02	0.15		0.17	0.10		0.01		0.03
Net realized gains on investments	$2.29	1.14		—	—		—		—
Total distributions	$2.31	1.29		0.17	0.10		0.01		0.03
Redemption fees applied to capital	$—	—		—	—		0.00	**	0.05
Payment by affiliate	$—	—		—	0.01		—		—
Net asset value, end of period	$11.98	15.61		13.20	10.97		9.78		8.48
Total Return(1)%	(8.62)	30.37		22.12	13.30	††	15.49		20.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$56,570	64,631		58,697	51,193		47,551		43,821
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.71	1.65		1.65	1.65		1.64		1.87
Net expenses after expense waiver/recoupment(2)(3)%	1.70 †	1.65	†	1.65	1.65		1.68		1.85
Net investment income after expense waiver/recoupment(2)(3)%	0.45	0.23		0.96	0.94		0.78		0.64
Portfolio turnover rate %	71	130		173	116		90		100

	Class B
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$14.96	12.69		10.55		9.43		8.22		6.91
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	(0.07	)*	0.03	*	0.02		(0.00	)**	(0.00	)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(1.28)	3.53		2.20		1.14		1.21		1.31
Total from investment operations	$(1.31)	3.46		2.23		1.16		1.21		1.31
Less distributions from:
Net investment income	$—	0.05		0.09		0.05		—		—
Net realized gains of investments	$2.29	1.14		—		—		—		—
Total distributions	$2.29	1.19		0.09		0.05		—		—
Payment by affiliate	$—	—		—		0.01		—		—
Net asset value, end of period	$11.36	14.96		12.69		10.55		9.43		8.22
Total Return(1)%	(8.97)	29.42		21.23		12.41	††	14.72		18.96

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,626	17,311		16,822		16,338		15,069		12,466
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	2.46	2.40		2.40		2.40		2.39		2.62
Net expenses after expense waiver/recoupment(2)(3)%	2.45 †	2.40	†	2.40		2.40		2.43		2.60
Net investment income (loss) after expense waiver/recoupment(2)(3)%	(0.42)	(0.51)		0.22		0.19		(0.02)		(0.05)
Portfolio turnover rate %	71	130		173		116		90		100

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

††	In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$14.97	12.70	10.55	9.42		8.22		6.91
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.07)	0.04	0.03		(0.00	)**	(0.00	)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(1.28)	3.54	2.19	1.13		1.20		1.31
Total from investment operations	$(1.30)	3.47	2.23	1.16		1.20		1.31
Less distributions from:
Net investment income	$—	0.06	0.08	0.04		—		0.00	**
Net realized gains on investments	$2.29	1.14	—	—		—		—
Total distributions	$2.29	1.20	0.08	0.04		—		0.00	**
Payment by affiliate	$—	—	—	0.01		—		—
Net asset value, end of period	$11.38	14.97	12.70	10.55		9.42		8.22
Total Return(1)%	(8.88)	29.46	21.25	12.46	††	14.60		18.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,775	19,104	15,918	15,008		16,230		14,526
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	2.46	2.40	2.40	2.40		2.39		2.62
Net expenses after expense waiver/recoupment(2)(3)%	2.45 †	2.40 †	2.40	2.40		2.43		2.60
Net investment income (loss) after expense waiver/recoupment(2)(3)%	(0.30)	(0.52)	0.21	0.18		(0.04)		(0.05)
Portfolio turnover rate %	71	130	173	116		90		100

	Class I
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.57	13.16		10.94		9.76		8.45	7.06
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.06	*	0.15	*	0.14		0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(1.36)	3.70		2.29		1.18		1.25	1.34
Total from investment operations	$(1.29)	3.76		2.44		1.32		1.34	1.44
Less distributions from:
Net investment income	$0.05	0.21		0.22		0.15		0.03	0.05
Net realized gains on investments	$2.29	1.14		—		—		—	—
Total distributions	$2.34	1.35		0.22		0.15		0.03	0.05
Payment by affiliate	$—	—		—		0.01		—	—
Net asset value, end of period	$11.94	15.57		13.16		10.94		9.76	8.45
Total Return(1)%	(8.40)	31.02		22.56		13.73	††	15.94	20.53

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,238	10,251		13,354		23,452		17,211	11,582
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.34	1.28		1.25		1.26		1.22	1.34
Net expenses after expense waiver/recoupment(2)(3)%	1.33 †	1.28	†	1.25		1.26		1.26	1.33
Net investment income after expense waiver/recoupment(2)(3)%	1.09	0.46		1.27		1.34		1.13	1.29
Portfolio turnover rate %	71	130		173		116		90	100

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005 or more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
††	In 2005, 0.10% of the total return on Class C and Class I, consists of a payment by affiliate. Excluding this item, total return would have been 12.36% and 13.63% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.47	13.10		10.89	9.72		8.43	7.04
Income (loss) from investment operations:
Net investment income	$0.05	0.05		0.14	0.08		0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(1.33)	3.64		2.27	1.20		1.25	1.37
Total from investment operations	$(1.28)	3.69		2.41	1.28		1.31	1.44
Less distributions from:
Net investment income	$0.04	0.18		0.20	0.12		0.02	0.05
Net realized gains on investments	$2.29	1.14		—	—		—	—
Total distributions	$2.33	1.32		0.20	0.12		0.02	0.05
Payment by affiliate	$—	—		—	0.01		—	—
Net asset value, end of period	$11.86	15.47		13.10	10.89		9.72	8.43
Total Return(1)%	(8.45)	30.55		22.38	13.41	††	15.61	20.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,936	32,532		27,114	14,544		7,274	14,755
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.59	1.52		1.50	1.51		1.56	1.59
Net expenses after expense waiver/recoupment(2)(3)%	1.36 †	1.52	†	1.50	1.51		1.60	1.59
Net investment income after expense waiver/recoupment(2)(3)%	0.76	0.40		1.19	1.00		0.73	0.91
Portfolio turnover rate %	71	130		173	116		90	100

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

††	In 2005, 0.10% of the total return on Class Q, consists of a payment by affiliate. Excluding this item, total return would have been 13.31% for Class Q.

See Accompanying Notes to Financial Statements

ING International Real Estate Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	February 28,	Six Months	Year	February 28,
	Ended	Ended	2006(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.56	11.63	10.00	14.50	11.59	10.00
Income (loss) from investment operations:
Net investment income	$0.09 *	0.13 *	0.09 *	0.05 *	0.03 *	0.04 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.16)	3.14	1.60	(2.16)	3.14	1.59
Total from investment operations	$(2.07)	3.27	1.69	(2.11)	3.17	1.63
Less distributions from:
Net investment income	$0.45	0.34	0.06	0.40	0.26	0.04
Total distributions	$0.45	0.34	0.06	0.40	0.26	0.04
Net asset value, end of period	$12.04	14.56	11.63	11.99	14.50	11.59
Total Return(2)%	(14.25)	28.49	16.94	(14.58)	27.69	16.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$222,496	271,425	49,798	8,502	11,819	1,639
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.46	1.51	2.01	2.21	2.26	2.76
Net expenses after expense waiver/recoupment(3)(4)%	1.50	1.50	1.50	2.25	2.25	2.25
Net investment income after expense waiver/recoupment(3)(4)%	1.52	0.99	1.33	0.76	0.25	0.51
Portfolio turnover rate %	22	44	29	22	44	29

	Class C			Class I
	Six Months	Year	February 28,	Six Months	Year	February 28,
	Ended	Ended	2006(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.49	11.59	10.00	14.58	11.64	10.00
Income (loss) from investment operations:
Net investment income	$0.05 *	0.03 *	0.04 *	0.12 *	0.16 *	0.08 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.15)	3.13	1.59	(2.17)	3.15	1.63
Total from investment operations	$(2.10)	3.16	1.63	(2.05)	3.31	1.71
Less distributions from:
Net investment income	$0.41	0.26	0.04	0.47	0.37	0.07
Total distributions	$0.41	0.26	0.04	0.47	0.37	0.07
Net asset value, end of period	$11.98	14.49	11.59	12.06	14.58	11.64
Total Return(2)%	(14.57)	27.58	16.31	(14.11)	28.80	17.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$96,014	121,529	17,075	334,525	127,029	22,336
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.21	2.26	2.76	1.16	1.26	1.76
Net expenses after expense waiver/recoupment(3)(4)%	2.25	2.25	2.25	1.20	1.25	1.25
Net investment income after expense waiver/recoupment(3)(4)%	0.78	0.24	0.54	1.98	1.22	1.09
Portfolio turnover rate %	22	44	29	22	44	29

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class W
February 12,
2008(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$11.48
Income from investment operations:
Net investment income	$0.07 *
Net realized and unrealized gain on investments	$0.55
Total from investment operations	$0.62
Less distributions from:
Net investment income	$0.04
Total distributions	$0.04
Net asset value, end of period	$12.06
Total Return(2)%	5.44

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$114
Ratios to average net assets:
Gross expenses prior to expense recoupment(3)%	1.49
Net expenses after expense recoupment(3)(4)%	1.53
Net investment income after expense recoupment(3)(4)%	2.63
Portfolio turnover rate %	22

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International SmallCap Multi-Manager Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$66.43	47.15	37.75	29.27		25.37		18.35
Income (loss) from investment operations:
Net investment income	$0.23	0.31	0.29	0.33	*	0.02		0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(11.95)	19.25	9.44	8.05		3.86		7.01
Total from investment operations	$(11.72)	19.56	9.73	8.38		3.88		7.02
Less distributions from:
Net investment income	$0.32	0.28	0.33	—		0.00	**	—
Net realized gain on investments	$7.88	—	—	—		—		—
Total distributions	$8.20	0.28	0.33	—		0.00	**	—
Payment by affiliate	$—	—	—	0.10		0.02		—
Net asset value, end of period	$46.51	66.43	47.15	37.75		29.27		25.37
Total Return(1)%	(17.82)	41.67	25.91	28.97	††	15.39	†	38.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$380,648	523,535	243,020	173,612		154,658		150,043
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.66	1.60	1.66	1.74		1.72		1.94
Net expenses after expense waiver/recoupment(2)(3)%	1.66	1.60	1.66	1.74		1.75		1.95
Net investment income after expense waiver/recoupment(2)(3)%	0.92	0.67	0.67	0.98		0.07		0.00	**
Portfolio turnover rate %	38	93	85	124		106		114

	Class B
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$68.31	48.53		38.83		30.30		26.43	19.25
Income (loss) from investment operations:
Net investment income (loss)	$0.02 *	0.00	* **	(0.01	)*	0.10	*	(0.19)	(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(12.26)	19.78		9.75		8.33		4.04	7.42
Total from investment operations	$(12.24)	19.78		9.74		8.43		3.85	7.18
Less distributions from:
Net investment income	$—	—		0.04		—		—	—
Net realized gain on investments	$7.88	—		—		—		—	—
Total distributions	$7.88	—		0.04		—		—	—
Payment by affiliate	$—	—		—		0.10		0.02	—
Net asset value, end of period	$48.19	68.31		48.53		38.83		30.30	26.43
Total Return(1)%	(18.11)	40.76		25.10		28.15	††	14.64 †	37.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$37,736	65,619		58,469		57,131		58,318	62,104
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	2.31	2.25		2.31		2.39		2.37	2.59
Net expenses after expense waiver/recoupment(2)(3)%	2.31	2.25		2.31		2.39		2.40	2.60
Net investment income (loss) after expense waiver/recoupment(2)(3)%	0.07	0.00	**	(0.03)		0.29		(0.60)	(0.68)
Portfolio turnover rate %	38	93		85		124		106	114

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING International SmallCap Multi-Manager Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$62.48	44.39		35.59		27.77		24.23	17.65
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.00	* **	(0.00	)**	0.10	*	(0.17)	(0.29)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(11.22)	18.09		8.91		7.62		3.70	6.87
Total from investment operations	$(11.17)	18.09		8.91		7.72		3.53	6.58
Less distributions from:
Net investment income	$—	0.00	**	0.11		—		—	—
Net realized gain on investments	$7.88	—		—		—		—	—
Total distributions	$7.88	0.00	**	0.11		—		—	—
Payment by affiliate	$—	—		—		0.10		0.01	—
Net asset value, end of period	$43.43	62.48		44.39		35.59		27.77	24.23
Total Return(2)%	(18.09)	40.76		25.09		28.16	††	14.61 †	37.28

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$72,979	104,274		65,534		52,420		47,793	50,227
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.31	2.25		2.31		2.39		2.37	2.59
Net expenses after expense waiver/recoupment(3)(4)%	2.31	2.25		2.31		2.39		2.40	2.60
Net investment income (loss) after expense waiver/recoupment(3)(4)%	0.21	0.01		(0.01)		0.30		(0.60)	(0.68)
Portfolio turnover rate %	38	93		85		124		106	114

	Class I
	Six Months	Year	December 21,
	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,
	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$66.72	47.35	40.64
Income (loss) from investment operations:
Net investment income	$0.35	0.60	0.39 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(12.02)	19.25	6.32
Total from investment operations	$(11.67)	19.85	6.71
Less distributions from:
Net investment income	$0.52	0.48	—
Net realized gain on investments	$7.88	—	—
Total distributions	$8.40	0.48	—
Net asset value, end of period	$46.65	66.72	47.35
Total Return(2)%	(17.65)	42.24	16.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$285,673	376,737	137,184
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.27	1.20	1.20
Net expenses after expense waiver/recoupment(3)(4)%	1.27	1.20	1.20
Net investment income after expense waiver/recoupment(3)(4)%	1.36	1.12	1.02
Portfolio turnover rate %	38	93	85

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005) or less than $0.005.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING International SmallCap Multi-Manager Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$71.41	50.65	40.53	31.34		27.11		19.54
Income (loss) from investment operations:
Net investment income	$0.29	0.48	0.37	0.43	*	0.10		0.21
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (net of Indian capital gains tax)	$(12.86)	20.62	10.16	8.66		4.13		7.36
Total from investment operations	$(12.57)	21.10	10.53	9.09		4.23		7.57
Less distributions from:
Net investment income	$0.37	0.34	0.41	—		0.01		—
Net realized gain on investments	$7.88	—	—	—		—		—
Total distributions	$8.25	0.34	0.41	—		0.01		—
Payment by affiliate	$—	—	—	0.10		0.01		—
Net asset value, end of period	$50.59	71.41	50.65	40.53		31.34		27.11
Total Return(2)%	(17.76)	41.87	26.14	29.32	††	15.66	†	38.74

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$102,129	131,142	82,245	57,846		61,166		79,140
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.52	1.45	1.48	1.49		1.47		1.58
Net expenses after expense waiver/recoupment(3)(4)%	1.52	1.45	1.48	1.49		1.50		1.59
Net investment income after expense waiver/recoupment(3)(4)%	1.12	0.81	0.83	1.18		0.28		0.35
Portfolio turnover rate %	38	93	85	124		106		114

Class W
February 12,
2008(1) to
April 30,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$50.70
Income from investment operations:
Net investment income	$0.59 *
Net realized and unrealized gain on investments and foreign currency related transactions (net of Indian capital gains tax)	$3.46
Total from investment operations	$4.05
Net asset value, end of period	$54.75
Total Return(2)%	7.99

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$271
Ratios to average net assets:
Expenses(3)%	1.21
Net investment income (loss)(3)%	5.20
Portfolio turnover rate %	38

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 28.96%.

See Accompanying Notes to Financial Statements

ING International Value Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months
		Ended
		April 30,	Year Ended October 31,
		2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	23.15	21.52		18.33		16.90		13.71	10.40
Income (loss) from investment operations:
Net investment income	$	0.18	0.24	*	0.18	*	0.17		0.13	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$	(2.08)	3.73		4.58		2.28		3.15	3.48
Total from investment operations	$	(1.90)	3.97		4.76		2.45		3.28	3.56
Less distributions from:
Net investment income	$	0.23	0.20		0.16		0.22		0.09	0.05
Net realized gains on investments	$	3.35	2.14		1.41		0.80		—	0.20
Total distributions	$	3.58	2.34		1.57		1.02		0.09	0.25
Payment by affiliate	$	—	—		—		0.00	**	—	—
Net asset value, end of period	$	17.67	23.15		21.52		18.33		16.90	13.71
Total Return(1)%		(8.84)	19.87		27.64		15.06	†	24.03	35.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	1,767,378	2,136,218		1,995,027		1,732,332		1,869,868	1,641,943
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(2)%		1.60	1.59		1.60		1.60		1.61	1.74
Net expenses after brokerage commission recapture(2)%		1.59	1.59		1.60		1.60		1.61	1.74
Net investment income after brokerage commission recapture(2)%		1.94	1.08		0.90		0.88		0.79	0.66
Portfolio turnover rate	%	12	32		25		21		29	9

		Class B
		Six Months
		Ended
		April 30,	Year Ended October 31,
		2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	22.64	21.07		17.95		16.58		13.45	10.23
Income (loss) from investment operations:
Net investment income (loss)	$	0.09 *	0.08	*	0.04	*	0.05		0.02	(0.00	)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$	(2.02)	3.66		4.50		2.23		3.11	3.42
Total from investment operations	$	(1.93)	3.74		4.54		2.28		3.13	3.42
Less distributions from:
Net investment income	$	0.02	0.03		0.01		0.11		—	—
Net realized gains on investments	$	3.35	2.14		1.41		0.80		—	0.20
Total distributions	$	3.37	2.17		1.42		0.91		—	0.20
Payment by affiliate	$	—	—		—		0.00	**	—	—
Net asset value, end of period	$	17.34	22.64		21.07		17.95		16.58	13.45
Total Return(1)%		(9.15)	19.03		26.81		14.21	†	23.27	34.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	193,236	301,705		368,952		411,071		454,952	420,651
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(2)%		2.30	2.29		2.30		2.30		2.31	2.44
Net expenses after brokerage commission recapture(2)%		2.29	2.29		2.30		2.30		2.31	2.44
Net investment income (loss) after brokerage commission recapture(2)%		0.98	0.39		0.20		0.17		0.09	(0.04)
Portfolio turnover rate	%	12	32		25		21		29	9

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING International Value Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$22.52	20.98		17.91	16.54		13.42	10.21
Income (loss) from investment operations:
Net investment income (loss)	$0.12	0.08	*	0.05	0.04		0.02	(0.00	)*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.02)	3.65		4.46	2.24		3.10	3.41
Total from investment operations	$(1.90)	3.73		4.51	2.28		3.12	3.41
Less distributions from:
Net investment income	$0.08	0.05		0.03	0.11		—	—
Net realized gains on investments	$3.35	2.14		1.41	0.80		—	0.20
Total distributions	$3.43	2.19		1.44	0.91		—	0.20
Payment by affiliate	$—	—		—	0.00	*	—	—
Net asset value, end of period	$17.19	22.52		20.98	17.91		16.54	13.42
Total Return(1)%	(9.09)	19.10		26.71	14.25	†	23.25	34.08

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$619,065	757,941		729,067	663,626		675,039	628,704
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	2.30	2.29		2.30	2.30		2.31	2.44
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	2.15	2.28		2.30	2.30		2.31	2.44
Net expenses after expense waiver and brokerage commission recapture(2)%	2.14	2.28		2.30	2.30		2.31	2.44
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	1.37	0.38		0.20	0.15		0.09	(0.04)
Portfolio turnover rate %	12	32		25	21		29	9

	Class I
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$23.22	21.58		18.38	16.96		13.74	10.43
Income (loss) from investment operations:
Net investment income	$0.21	0.32	*	0.25	0.20		0.16	0.13
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.09)	3.74		4.60	2.31		3.20	3.48
Total from investment operations	$(1.88)	4.06		4.85	2.51		3.36	3.61
Less distributions from:
Net investment income	$0.31	0.28		0.24	0.29		0.14	0.10
Net realized gains on investments	$3.35	2.14		1.41	0.80		—	0.20
Total distributions	$3.66	2.42		1.65	1.09		0.14	0.30
Payment by affiliate	$—	—		—	0.00	*	—	—
Net asset value, end of year	$17.68	23.22		21.58	18.38		16.96	13.74
Total Return(1)%	(8.70)	20.31		28.15	15.42	†	24.67	35.58

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,573,084	2,176,402		1,728,560	1,221,594		831,142	482,047
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(2)%	1.25	1.23		1.22	1.23		1.21	1.29
Net expenses after brokerage commission recapture(2)%	1.24	1.23		1.22	1.23		1.21	1.29
Net investment income after brokerage commission recapture(2)%	2.11	1.45		1.26	1.18		1.18	1.12
Portfolio turnover rate %	12	32		25	21		29	9

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

*	Amount is less than $0.005 or more than $(0.005).

†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING International Value Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$23.26	21.57		18.37		16.94		13.73	10.44
Income (loss) from investment operations:
Net investment income	$0.22	0.31	*	0.21	*	0.19		0.14	0.10
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(2.10)	3.74		4.59		2.29		3.17	3.49
Total from investment operations	$(1.88)	4.05		4.80		2.48		3.31	3.59
Less distributions from:
Net investment income	$0.31	0.22		0.19		0.25		0.10	0.10
Net realized gains on investments	$3.35	2.14		1.41		0.80		—	0.20
Total distributions	$3.66	2.36		1.60		1.05		0.10	0.30
Payment by affiliate	$—	—		—		0.00	**	—	—
Net asset value, end of period	$17.72	23.26		21.57		18.37		16.94	13.73
Total Return(1)%	(8.68)	20.25		27.82		15.20	†	24.32	35.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,710	26,512		26,383		27,993		28,862	29,319
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.50	1.48		1.47		1.48		1.46	1.54
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.25	1.27		1.47		1.48		1.46	1.54
Net expenses after expense waiver and brokerage commission recapture(2)%	1.24	1.27		1.47		1.48		1.46	1.54
Net investment income after expense waiver brokerage commission recapture(2)%	2.32	1.40		1.06		0.99		0.89	0.87
Portfolio turnover rate %	12	32		25		21		29	9

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

†	In 2005, there was no impact on total return due to payment by affiliate.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months					February 1,
	Ended	Year Ended				2005(1) to
	April 30,	October 31,				October 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.89	12.42		10.70		10.00
Income (loss) from investment operations:
Net investment income	$0.04	0.10	*	0.12	*	0.11 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.89)	2.65		1.86		0.59
Total from investment operations	$(0.85)	2.75		1.98		0.70
Less distributions from:
Net investment income	$0.10	0.07		0.10		—
Net realized gains on investments	$1.98	0.21		0.16		—
Total distributions	$2.08	0.28		0.26		—
Net asset value, end of period	$11.96	14.89		12.42		10.70
Total Return(2)%	(5.41)	22.48		18.82		7.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,265	16,598		17,962		6,115
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.60	1.63		1.71		3.44
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.65	1.70		1.70		1.70
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.64	1.70		1.69		1.70
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.70	0.77		1.04		1.08
Portfolio turnover rate %	33	88		31		24

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B
	Six Months					February 1,
	Ended	Year Ended				2005(1) to
	April 30,	October 31,				October 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.67	12.27		10.65		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.00	* **	0.04	*	0.04 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.86)	2.61		1.82		0.61
Total from investment operations	$(0.88)	2.61		1.86		0.65
Less distributions from:
Net investment income	$0.00 **	—		0.08		—
Net realized gains on investments	$1.98	0.21		0.16		—
Total distributions	$1.98	0.21		0.24		—
Net asset value, end of period	$11.81	14.67		12.27		10.65
Total Return(2)%	(5.75)	21.54		17.77		6.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,259	3,805		3,565		1,427
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.35	2.38		2.46		4.19
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.40	2.45		2.45		2.45
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.39	2.45		2.44		2.45
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.14)	0.01		0.35		0.36
Portfolio turnover rate %	33	88		31		24

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months					February 4,
	Ended	Year Ended				2005(1) to
	April 30,	October 31,				October 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.70	12.29		10.66		10.01
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.00	**	0.04	*	0.04 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.87)	2.62		1.83		0.61
Total from investment operations	$(0.88)	2.62		1.87		0.65
Less distributions from:
Net investment income	$—	—		0.08		—
Net realized gains on investments	$1.98	0.21		0.16		—
Total distributions	$1.98	0.21		0.24		—
Net asset value, end of period	$11.84	14.70		12.29		10.66
Total Return(2)%	(5.75)	21.58		17.78		6.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,179	4,930		4,189		1,796
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.35	2.38		2.46		4.19
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.40	2.45		2.45		2.45
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.39	2.45		2.44		2.45
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.13)	0.00	**	0.33		0.35
Portfolio turnover rate %	33	88		31		24

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months	Year	December 21,
	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,
	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.92	12.42	11.04
Income (loss) from investment operations:
Net investment income	$0.06 *	0.17 *	0.16 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.89)	2.64	1.22
Total from investment operations	$(0.83)	2.81	1.38
Less distributions from:
Net investment income	$0.16	0.10	—
Net realized gains on investments	$1.98	0.21	—
Total distributions	$2.14	0.31	—
Net asset value, end of period	$11.95	14.92	12.42
Total Return(2)%	(5.23)	23.04	12.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,799	60,413	36,899
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.27	1.24	1.36
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.32	1.31	1.35
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.31	1.31	1.34
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.96	1.29	1.56
Portfolio turnover rate %	33	88	31

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International Value Opportunities Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Six Months	February 28,	Six Months	February 28,
	Ended	2007(1) to	Ended	2007(1) to
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.64	10.00	10.59	10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.17	0.07	0.02 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.16)	0.47	(1.15)	0.57
Total from investment operations	$(1.08)	0.64	(1.08)	0.59
Less distributions from:
Net investment income	$0.20	—	0.10	—
Net realized gains on investments	$0.05	—	0.05	—
Total distributions	$0.25	—	0.15	—
Net asset value, end of period	$9.31	10.64	9.36	10.59
Total Return(2)%	(10.20)	6.40	(10.24)	5.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,361	10,671	19	2
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.22	2.80	3.97	3.55
Net expenses after expense waiver(3)(4)%	1.46	1.40	2.21	2.15
Net investment income after expense waiver(3)(4)%	1.73	2.52	1.68	0.33
Portfolio turnover rate %	19	41	19	41

	Class C		Class I
	Six Months	February 28,	Six Months	February 28,
	Ended	2007(1) to	Ended	2007(1) to
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.56	10.00	10.67	10.00
Income (loss) from investment operations:
Net investment income	$0.05	0.01 *	0.09	0.20
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.15)	0.55	(1.17)	0.47
Total from investment operations	$(1.10)	0.56	(1.08)	0.67
Less distributions from:
Net investment income	$0.21	—	0.23	—
Net realized gains on investments	$0.05	—	0.05	—
Total distributions	$0.26	—	0.28	—
Net asset value, end of period	$9.20	10.56	9.31	10.67
Total Return(2)%	(10.53)	5.60	(10.19)	6.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38	28	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.97	3.55	2.96	2.55
Net expenses after expense waiver(3)(4)%	2.21	2.15	1.20	1.15
Net investment income after expense waiver(3)(4)%	1.13	0.19	1.77	2.94
Portfolio turnover rate %	19	41	19	41

(1)	Commencement of operations

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, tax, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Russia Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2008	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$78.13	55.81		33.49	25.01		19.13	12.15
Income (loss) from investment operations:
Net investment income (loss)	$(0.42)*	(0.33	)*	(0.27)	(0.00	)**	0.04	(0.00	)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.15)	25.77		22.37	8.39		5.69	7.06
Total from investment operations	$(0.57)	25.44		22.10	8.39		5.73	7.06
Less distributions from:
Net investment income	$—	—		—	0.01		0.02	0.12
Net realized gains on investments	$11.59	3.12		—	—		—	—
Total distributions	$11.59	3.12		—	0.01		0.02	0.12
Redemption fees applied to capital	$—	—		0.22	0.10		0.17	0.04
Net asset value, end of period	$65.97	78.13		55.81	33.49		25.01	19.13
Total Return(1)%	(1.31)	47.16		66.65	33.98		30.88	58.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$897,238	922,504		751,947	271,603		212,180	161,601
Ratios to average net assets:
Expenses(2)%	2.03	1.96		1.98	2.13		2.01	2.09
Net investment income (loss)(2)%	(1.25)	(0.52)		(0.64)	(0.01)		0.15	(0.02)
Portfolio turnover rate %	25	12		20	26		54	23

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Emerging Markets Fixed Income Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	December 21,	Six Months	Year	January 4,
	Ended	Ended	2005(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.39	10.33	10.00	10.36	10.30	10.15
Income (loss) from investment operations:
Net investment income	$0.33	0.66 *	0.64 *	0.28	0.54 *	0.59 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	$(0.41)	0.06	0.26	(0.40)	0.10	0.09
Total from investment operations	$(0.08)	0.72	0.90	(0.12)	0.64	0.68
Less distributions from:
Net investment income	$0.32	0.63	0.57	0.28	0.55	0.53
Net realized gains on investments	$—	0.03	—	—	0.03	—
Total distributions	$0.32	0.66	0.57	0.28	0.58	0.53
Net asset value, end of period	$9.99	10.39	10.33	9.96	10.36	10.30
Total Return(2)%	(0.82)	7.18	9.28	(1.18)	6.40	6.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,658	10,539	26,121	334	404	293
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(4)%	1.08	1.12	2.41	1.83	1.87	3.16
Net expenses after expense waiver/recoupment(3)(4)%	1.08	1.20	1.25	1.83	1.95	2.00
Net investment income after expense waiver/recoupment(3)(4)%	6.38	6.39	7.36	5.64	5.22	6.91
Portfolio turnover rate %	20	29	56	20	29	56

	Class C			Class I
	Six Months	Year	March 1,	Six Months	December 20,	May 1,	February 7,
	Ended	Ended	2006(1) to	Ended	2006(1) to	2006 to	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	August 24,	April 30,
	2008	2007	2006	2008	2007	2006(5)	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.35	10.29	10.43	10.36	10.48	10.18	10.24
Income (loss) from investment operations:
Net investment income	$0.29	0.53	0.61 *	0.33	0.54	0.26 *	0.28 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	$(0.40)	0.11	(0.39)	(0.40)	(0.11)	(0.28)	(0.19)
Total from investment operations	$(0.11)	0.64	0.27	(0.07)	0.43	(0.02)	0.09
Less distributions from:
Net investment income	$0.28	0.55	0.41	0.33	0.55	0.06	0.15
Net realized gains on investments	$—	0.03	—	—	—	—	—
Total distributions	$0.28	0.58	0.41	0.33	0.55	0.06	0.15
Net asset value, end of period	$9.96	10.35	10.29	9.96	10.36	10.10	10.18
Total Return(2)%	(1.06)	6.41	2.75	(0.67)	4.25	(0.15)	0.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,900	1,564	344	283,931	303,156	13	13
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(4)%	1.83	1.87	3.16	0.81	0.84	2.33	2.65
Net expenses after expense waiver/recoupment(3)(4)%	1.83	1.83	1.95	0.81	0.92	1.06	1.00
Net investment income after expense waiver/recoupment(3)(4)%	5.66	4.87	7.09	6.67	5.36	8.32	7.79
Portfolio turnover rate %	20	29	56	20	29	29	26

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Annualized for periods less than one year.

(5)	Class I was fully redeemed on August 25, 2006 and re-commenced operations on December 20, 2006.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Bond Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	June 30,	Six Months	Year	June 30,
	Ended	Ended	2006(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.59	10.25	10.00	10.55	10.24	10.00
Income from investment operations:
Net investment income	$0.15 *	0.31 *	0.08 *	0.10 *	0.25 *	0.06 *
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	$0.78	0.64	0.23	0.77	0.62	0.22
Total from investment operations	$0.93	0.95	0.31	0.87	0.87	0.28
Less distributions from:
Net investment income	$0.55	0.43	0.06	0.47	0.38	0.04
Net realized gains on investments	$0.12	0.18	—	0.12	0.18	—
Total distributions	$0.67	0.61	0.06	0.59	0.56	0.04
Net asset value, end of period	$10.85	10.59	10.25	10.83	10.55	10.24
Total Return(2)%	8.91	9.61	3.13	8.43	8.74	2.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$79,230	28,887	25,784	3,429	342	28
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.95	1.46	1.38	1.70	2.21	2.13
Net expenses after expense waiver(3)(4)%	0.91 †	0.90 †	0.90	1.66 †	1.65 †	1.65
Net investment income after expense waiver(3)(4)%	2.74	3.08	2.41	1.92	2.44	2.00
Portfolio turnover rate %	453	858	451	453	858	451

	Class C			Class I
	Six Months	Year	June 30,	Six Months	Year	June 30,
	Ended	Ended	2006(1) to	Ended	Ended	2006(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.59	10.24	10.00	10.58	10.25	10.00
Income from investment operations:
Net investment income	$0.10 *	0.24 *	0.06 *	0.22 *	0.35 *	0.09 *
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	$0.78	0.64	0.22	0.75	0.63	0.23
Total from investment operations	$0.88	0.88	0.28	0.97	0.98	0.32
Less distributions from:
Net investment income	$0.48	0.35	0.04	0.61	0.47	0.07
Net realized gains on investments	$0.12	0.18	—	0.12	0.18	—
Total distributions	$0.60	0.53	0.04	0.73	0.65	0.07
Net asset value, end of period	$10.87	10.59	10.24	10.82	10.58	10.25
Total Return(2)%	8.46	8.90	2.82	9.39	9.88	3.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,254	1,627	36	1,319	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.70	2.21	2.13	0.68	1.00	1.03
Net expenses after expense waiver(3)(4)%	1.66 †	1.65 †	1.65	0.64 †	0.61 †	0.55
Net investment income after expense waiver(3)(4)%	1.89	2.33	1.68	4.15	3.47	2.68
Portfolio turnover rate %	453	858	451	453	858	451

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING Diversified International Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Six Months	Year	December 21,	Six Months	Year	December 21,
	Ended	Ended	2005(1) to	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.98	11.61	10.00	14.84	11.54	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.15 *	0.05 *	(0.03)*	0.10 *	(0.04)	(0.10)*
Net realized and unrealized gain (loss) on investments in affiliates	$(1.75)	3.38	1.64	(1.73)	3.35	1.64
Total from investment operations	$(1.60)	3.43	1.61	(1.63)	3.31	1.54
Less distributions from:
Net investment income	$0.26	0.06	—	0.17	0.01	—
Net realized gains on investments	$0.09	—	—	0.09	—	—
Total distributions	$0.35	0.06	—	0.26	0.01	—
Net asset value, end of period	$13.03	14.98	11.61	12.95	14.84	11.54
Total Return(2)%	(10.82)	29.66	16.10	(11.09)	28.68	15.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$365,180	383,364	170,108	39,652	43,667	23,035
Ratios to average net assets:
Gross expenses prior to expense waiver(4)(5)%	0.47	0.55	0.66	1.22	1.30	1.41
Net expenses after expense waiver(3)(4)(5)%	0.29	0.21	0.35	1.04	0.96	1.10
Net investment income (loss) after expense waiver(3)(4)(5)%	2.26	0.37	(0.35)	1.51	(0.34)	(1.10)
Portfolio turnover rate %	24	32	30	24	32	30

	Class C			Class I
	Six Months	Year	December 21,	Six Months	Year	December 21,
	Ended	Ended	2005(1) to	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.83	11.54	10.00	14.99	11.63	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.10 *	(0.05)*	(0.10)*	0.17	0.03 *	(0.01)*
Net realized and unrealized gain (loss) on investments in affiliates	$(1.73)	3.35	1.64	(1.76)	3.41	1.64
Total from investment operations	$(1.63)	3.30	1.54	(1.59)	3.44	1.63
Less distributions from:
Net investment income	$0.18	0.01	—	0.28	0.08	—
Net realized gains on investments	$0.09	—	—	0.09	—	—
Total distributions	$0.27	0.01	—	0.37	0.08	—
Net asset value, end of period	$12.93	14.83	11.54	13.03	14.99	11.63
Total Return(2)%	(11.10)	28.63	15.40	(10.70)	29.69	16.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$160,478	168,661	69,825	28	32	4
Ratios to average net assets:
Gross expenses prior to expense waiver(4)(5)%	1.22	1.30	1.41	0.22	0.30	0.45
Net expenses after expense waiver(3)(4)(5)%	1.04	0.96	1.10	0.04	0.09	0.10
Net investment income (loss) after expense waiver(3)(4)(5)%	1.52	(0.39)	(1.10)	2.57	0.21	(0.13)
Portfolio turnover rate %	24	32	30	24	32	30

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Annualized for periods less than one year.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Diversified International Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class R		Class W
	Six Months	December 12,	February 12,
	Ended	2006(1) to	2008(1) to
	April 30,	October 31,	April 30,
	2008	2007	2008

Per Share Operating Performance:
Net asset value, beginning of period	$14.82	12.19	12.17
Income (loss) from investment operations:
Net investment income (loss)	$0.14	(0.05)*	0.01
Net realized and unrealized gain (loss) on investments in affiliates	$(1.74)	2.76	0.85
Total from investment operations	$(1.60)	2.71	0.86
Less distributions from:
Net investment income	$0.22	0.08	—
Net realized gains on investments	$0.09	—	—
Total distributions	$0.31	0.08	—
Net asset value, end of period	$12.91	14.82	13.03
Total Return(2)%	(10.92)	22.33	7.07

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$345	432	707
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(5)%	0.72	0.80	0.22
Net expenses after expense waiver(3)(4)(5)%	0.54	0.46	0.04
Net investment loss after expense waiver(3)(4)(5)%	2.11	(0.46)	0.52
Portfolio turnover rate %	24	32	24

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with twenty-two separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Natural Resources Fund (“Global Natural Resources”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Asia-Pacific Real Estate Fund (Asia-Pacific Real Estate), ING Disciplined International SmallCap Fund (“Disciplined International SmallCap”), ING Emerging Countries Fund (“Emerging Countries”), ING European Real Estate Fund (European Real Estate), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Equity Dividend Fund (“International Equity Dividend”), ING International Growth Opportunities Fund (“International Growth Opportunities”), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager”), ING International Value Choice Fund (“International Value Choice”), ING International Value Opportunities Fund (“International Value Opportunities”), ING Russia Fund (“Russia”), ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”), ING Global Bond Fund (“Global Bond”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund (“International Value”) (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

International Value is closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value; (5) by certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; and (6) by employees of the Investment Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Investment Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees of IMT.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 1 — ORGANIZATION (continued)

Effective January 2, 2007, Class M shareholders of Emerging Countries were converted to Class A shares of Emerging Countries. In addition, Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

Diversified International seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Funds’ Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System (the “RTS”) or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s or an Underlying Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate Asia-Pacific Real Estate, European Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income and Global Bond, which pay dividends monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.	Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

K.	Options Contracts. All Funds and Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds and Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds and Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between last bid and asked prices. The risk in writing a covered call option is that the Funds and Underlying Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds and Underlying Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds and Underlying Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Funds and Underlying Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

N.	Delayed Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2008, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Non U.S. Government
	Purchases	Sales

Global Equity Dividend	$47,726,190	$107,825,609
Global Natural Resources	113,910,108	120,064,236
Global Real Estate	486,627,576	295,680,350
Global Value Choice	39,141,177	43,006,812
Asia-Pacific Real Estate	7,778,269	2,037,313
Disciplined International SmallCap	234,734,623	261,188,368
Emerging Countries	47,626,461	88,618,862
European Real Estate	10,285,557	4,230,938
Foreign	225,711,836	236,122,922
Greater China	56,306,302	68,080,189
Index Plus International Equity	373,598,200	195,281,891
International Capital Appreciation	56,245,413	40,487,203
International Equity Dividend	20,971,949	8,295,638
International Growth Opportunities	89,983,645	96,442,510
International Real Estate	341,515,421	126,936,762
International SmallCap Multi-Manager	356,700,084	458,763,059
International Value	537,944,358	1,178,345,997
International Value Choice	24,762,038	28,759,704
International Value Opportunities	1,785,862	1,993,458
Russia	223,026,163	244,229,540
Emerging Markets Fixed Income	60,040,319	58,004,752
Global Bond	44,215,523	28,492,068
Diversified International	177,833,363	134,665,264

Purchase and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$230,444,986	$214,517,237

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (included in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2008 and year ended October 31, 2007 were $322,893 and $3,086,432, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice(1)	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Asia-Pacific Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Disciplined International SmallCap	0.60%
Emerging Countries	1.25%
European Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Foreign(2)	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Equity Dividend	0.75%
International Growth Opportunities	1.00%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%
International Value Choice	1.00%
International Value Opportunities	0.80% on first $1 billion; and 0.75% thereafter
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
Global Bond	0.40%
Diversified International	0.00%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

(1)	Prior to January 2, 2008, the fee was 1.00% on the first $250 million, 0.90% on the next $250 million, 0.80% on the next $500 million, and 0.75% thereafter.

(2)	Effective July 31, 2007, ING Investments has contractually agreed to waive a portion of the advisory fee for ING Foreign Fund. This advisory fee waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date. This agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for Foreign. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the six months ended April 30, 2008, ING Investments waived $16,587 for Foreign.

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as the Sub-Adviser to Global Equity Dividend, Index Plus International Equity, International Equity Dividend, International Value Opportunities, Russia and Emerging Markets Fixed Income pursuant to a sub-advisory agreement between the Investment Adviser and IIMA.

ING Clarion Real Estate Securities L.P. (“ING CRES”) a registered investment adviser, serves as the Sub-Adviser to Asia-Pacific Real Estate, European Real Estate, Global Real Estate and International Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as the Sub-Adviser to Global Value Choice and International Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as the Sub-Adviser to Emerging Countries and International Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Artio Global Investment Management LLC (whose name changed on June 15, 2008 from Julius Baer Investment Management LLC), a registered investment adviser, serves as Sub-Adviser to Foreign pursuant to a sub-advisory agreement between the Investment Adviser and the sub-adviser.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as sub-adviser to Disciplined International SmallCap, Global Natural Resources, International Growth Opportunities and Global Bond pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Acadian Asset Management, Inc. (“Acadian”), a registered investment adviser, serves as one of the Sub-Advisers to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Acadian. Batterymarch Financial Management, Inc. (“Batterymarch”) serves as the second Sub-Adviser to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Batterymarch. Schroder Investment Management North America, Inc. (“Schroders”), serves as the third Sub-Adviser to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Schroders.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia”), a registered investment adviser, serves as the Sub-Adviser to Greater China pursuant to a sub-advisory agreement between the Investment Adviser and ING Asia.

Hansberger Global Investors, Inc. (“HGI”), a registered investment adviser, serves as the Sub-Adviser to International Capital Appreciation pursuant to a sub-advisory agreement between the Investment Adviser and HGI.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended April 30, 2008, Global Natural Resources, Index Plus

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

International Equity, International Growth Opportunities and Global Bond waived $141, $57, $1,209 and $5,095 of such management fees, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C		Class O	Class Q		Class R

Global Equity Dividend	0.25%		1.00%	1.00%		0.25%	N/A		N/A
Global Natural Resources	0.25%		N/A	N/A		N/A	N/A		N/A
Global Real Estate	0.25%		1.00%	1.00%		0.25%	N/A		N/A
Global Value Choice	0.25%	(1)	1.00%	1.00%		N/A	0.25%		N/A
Asia-Pacific Real Estate	0.25%		1.00%	1.00%		N/A	N/A		N/A
Disciplined International SmallCap	0.25%		1.00%	1.00%		N/A	N/A		N/A
Emerging Countries	0.35%	(2)	1.00%	1.00%		N/A	0.25%		N/A
European Real Estate	0.25%		1.00%	1.00%		N/A	N/A		N/A
Foreign	0.25%		1.00%	1.00%		N/A	0.25%		N/A
Greater China	0.25%		1.00%	1.00%		N/A	N/A		N/A
Index Plus International Equity	0.25%		1.00%	1.00%		0.25%	N/A		N/A
International Capital Appreciation	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Equity Dividend	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Growth Opportunities	0.25%		1.00%	1.00%		N/A	0.25%		N/A
International Real Estate	0.25%		1.00%	1.00%		N/A	N/A		N/A
International SmallCap Multi-Manager	0.35%		1.00%	1.00%		N/A	0.25%		N/A
International Value	0.30%		1.00%	1.00	%(3)	N/A	0.25	%(3)	N/A
International Value Choice	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Value Opportunities	0.25%		1.00%	1.00%		N/A	N/A		N/A
Russia	0.25%		N/A	N/A		N/A	N/A		N/A
Emerging Markets Fixed Income	0.25%		1.00%	1.00%		N/A	N/A		N/A
Global Bond	0.25%		1.00%	1.00%		N/A	N/A		N/A
Diversified International	0.25%		1.00%	1.00%		N/A	N/A		0.50%

(1)	Prior to January 2, 2008 the fee for Global Value Choice Class A was 0.35%.

(2)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2008 through December 31, 2008. Previously, the Distributor had agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2007 through December 31, 2007.

(3)	The Distributor has agreed to waive 0.25% of the Distribution Fee for Class Q shares and a portion of the Distribution Fee for Class C shares of International Value for the period from January 1, 2007 through December 31, 2007.

Fees paid to the Distributor by class during the year ended April 30, 2008 are shown in the accompanying Statements of Operations. The Distributor voluntarily waived $29,658 of 12b-1 fees for International Growth Opportunities of Class Q shares.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2008, the Distributor

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

retained the following amounts in sales charges for the Funds:

	Class A	Class C
	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$20,234	N/A
Global Natural Resources	20,389	N/A
Global Real Estate	103,923	N/A
Global Value Choice	6,807	N/A
Asia-Pacific Real Estate	1,091	N/A
Disciplined International SmallCap	71	N/A
Emerging Countries	18,650	N/A
European Real Estate	1,614	N/A
Foreign	30,757	N/A
Greater China	24,282	N/A
Index Plus International Equity	930	N/A
International Capital Appreciation	3,680	N/A
International Equity Dividend	1,614	N/A
International Growth Opportunities	3,729	N/A
International Real Estate	19,599	N/A
International SmallCap Multi-Manager	18,983	N/A
International Value	421	N/A
International Value Choice	2,044	N/A
International Value Opportunities	242	N/A
Russia	279,465	N/A
Emerging Markets Fixed Income	792	N/A
Global Bond	20,473	N/A
Diversified International	103,421	N/A
Contingent Deferred Sales Charges:
Global Equity Dividend	1,132	9,453
Global Natural Resources	—	—
Global Real Estate	3,759	64,324
Global Value Choice	—	586
Asia-Pacific Real Estate	—	—
Disciplined International SmallCap	—	274
Emerging Countries	2,298	4,394
European Real Estate	—	—
Foreign	4,752	7,301
Greater China	1,026	5,080
Index Plus International Equity	—	246
International Capital Appreciation	—	32
International Equity Dividend	—	—
International Growth Opportunities	—	426
International Real Estate	8,919	20,962
International SmallCap Multi-Manager	2,988	11,812
International Value	2,429	115
International Value Choice	25	304
International Value Opportunities	—	—
Russia	—	—
Emerging Markets Fixed Income	—	244
Global Bond	—	3,214
Diversified International Fund	4,350	22,994

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Portfolio	Fees	Fees	Fees	Recoupment	Total

Global Equity Dividend	$165,097	$23,585	$143,299	$—	$331,981
Global Natural Resources	103,986	12,501	31,252	—	147,739
Global Real Estate	923,378	126,786	464,998	—	1,515,162
Global Value Choice	89,676	9,964	28,034	161	127,835
Asia-Pacific Real Estate	3,854	385	1,051	—	5,290
Disciplined International SmallCap	208,201	34,700	33	—	242,934
Emerging Countries	275,836	22,067	88,063	—	385,966
European Real Estate	4,931	493	1,310	—	6,734
Foreign	540,580	55,510	265,498	—	861,588
Greater China	57,021	4,958	19,860	—	81,839
Index Plus International Equity	122,731	22,314	25,888	1,319	172,252
International Capital Appreciation	100,548	11,829	2,553	27,218	142,148
International Equity Dividend	33,010	4,401	2,242	—	39,653
International Growth Opportunities	101,354	10,151	39,786	—	151,291
International Real Estate	476,826	51,918	128,336	36,602	693,682
International SmallCap Multi-Manager	685,196	71,578	218,380	—	975,154
International Value	3,370,749	337,070	1,058,822	—	4,766,641
International Value Choice	62,960	6,296	9,350	—	78,606
International Value Opportunities	6,070	759	1,932	—	8,761
Russia	913,934	73,114	182,787	—	1,169,835
Emerging Markets Fixed Income	160,335	25,014	2,850	—	188,199
Global Bond	32,020	8,315	36,437	804	77,576
Diversified International	—	45,685	235,049	—	280,734

At April 30, 2008, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Diversified International Fund — Foreign (15.12%); Index Plus International Equity (46.47%); International Capital Appreciation (95.35%); International Equity Dividend (89.77%); International SmallCap Multi-Manager (6.05%); and International Value Choice (64.05%).

ING Life Insurance and Annuity Company — Asia-Pacific Real Estate (80.40%); European Real Estate (77.00%); Global Bond (24.43%); Greater China (12.52%); International SmallCap Multi-Manager (6.56%); and International Value Opportunities (98.81%).

ING LifeStyle Aggressive Growth Portfolio — Disciplined International SmallCap (17.69%).

ING LifeStyle Growth Portfolio — Disciplined International SmallCap (42.23%) and Emerging Markets Fixed Income (42.16%).

ING LifeStyle Moderate Growth Portfolio — Disciplined International SmallCap (28.94%) and Emerging Markets Fixed Income (33.32%).

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

ING LifeStyle Moderate Portfolio — Disciplined International SmallCap (11.11%) and Emerging Markets Fixed Income (22.15%).

ING Luxembourg SA — International Real Estate (6.49%).

ING National Trust — International Growth Opportunities (17.93%).

ING Strategic Allocation Growth Fund — Index Plus International Equity (6.40%).

ING Strategic Allocation Moderate Fund — Index Plus International Equity (5.34%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Registrants have adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Fund	Brokers	Received

Global Real Estate	ING Baring LLC	$46,575
Asia-Pacific Real Estate	ING Baring LLC	1,016
Emerging Countries	ING Baring LLC	4,169
Foreign	ING Baring LLC	3,178
	ING Securities	5,428
Greater China	ING Baring LLC	14,815
International Real Estate	ING Baring LLC	35,653

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2008, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

	Accrued
Fund	Expense	Amount

European Real Estate	Audit	$7,951
Greater China	Transfer Agent	23,648

NOTE 9 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	N/A	1.15%

Global Natural Resources	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A	2.50%

Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	N/A	1.50%

Global Value Choice(1)	1.50%	2.25%	2.25%	1.25%	N/A	1.50%	N/A	N/A

Asia-Pacific Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A

Disciplined International SmallCap	1.20%	1.95%	1.95%	0.95%	N/A	N/A	N/A	N/A

Emerging Countries(2)	2.25%	2.90%	2.90%	1.90%	N/A	2.15%	N/A	1.90%

European Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A

Foreign(3)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%	N/A	1.45%

Greater China(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A	N/A

International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	N/A

International Equity Dividend	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A	1.15%

International Growth Opportunities(5)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%	N/A	N/A

International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	N/A	1.85%	N/A	1.60%

International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	N/A

International Value Opportunities	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A	N/A

Russia	3.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Emerging Markets Fixed Income	1.25%	2.00%	2.00%	1.00%	N/A	N/A	N/A	N/A

Global Bond	0.90%	1.65%	1.65%	0.61%	N/A	N/A	N/A	N/A

Diversified International(6)	0.35%	1.10%	1.10%	0.10%	N/A	N/A	0.60%	0.10%

(1)	Prior to January 2, 2008, Global Value Choice limits were 1.85%, 2.50%, 2.50%, 1.50%, and 1.75% for Classes A, B, C, I and Q respectively.

(2)	Effective January 1, 2008, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2009. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85% and 2.10%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATIONS (continued)

for Class A, B, C and Q shares, respectively. If, after March 1, 2009, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(3)	Pursuant to a side agreement dated March 1, 2008, ING Investments has lowered the expense limits for Foreign through at least March 1, 2009. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2009, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(4)	Pursuant to a side agreement dated November 1, 2007, the expense limits for Greater China are 2.10%, 2.85%, 2.85% and 1.85% for Class A, B, C and I shares, respectively, through March 1, 2009. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(5)	Pursuant to a side agreement dated March 1, 2008, ING Investments has lowered the expense limits for International Growth Opportunities through at least March 1, 2009. The expense limits for International Growth Opportunities are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2009, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(6)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. The total expense limits including the underlying investment companies are 1.47%, 2.22%, 2.22% 1.22% and 1.72% for Class A, B, C, I and R shares, respectively. Effective December 17, 2007, the total expense limit was 1.22% for Class W shares.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of April 30, 2008, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
Fund	2009	2010	2011	Total

Asia-Pacific Real Estate	$—	$—	$56,041	$56,041
European Real Estate	—	—	49,810	49,810
International Capital Appreciation	—	4,987	—	4,987
International Equity Dividend	—	—	72,300	72,300
International Real Estate	—	21,519	—	21,519
International Value Opportunities	—	6,869	171,446	178,315
Global Bond	—	120,126	61,213	181,339
Diversified International	80,054	680,452	1,546,288	2,306,794

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 10 — LINE OF CREDIT (continued)

The following Funds utilized the line of credit during the year ended April 30, 2008:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	for Days
Fund	Utilized	Days Utilized	Utilized

Global Natural Resources	75	$698,133	3.95%
Global Real Estate	4	2,285,000	4.06%
Global Value Choice	6	495,000	4.42%
Disciplined International SmallCap	28	3,750,357	4.01%
Emerging Countries	9	1,115,556	4.54%
Foreign	3	1,403,333	4.91%
Index Plus International Equity	49	9,239,388	4.12%
International Capital Appreciation	14	598,571	4.18%
International Growth Opportunities	32	1,101,563	4.87%
International SmallCap	71	10,099,718	4.57%
International Value	35	7,724,857	3.87%
International Value Choice	4	572,500	3.54%
Emerging Markets Fixed Income	4	1,010,000	2.85%
Global Bond	6	1,075,000	4.75%

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Global Equity Dividend (Number of Shares)
Shares sold	1,122,218	6,497,494	166,926	1,035,641	665,964	3,220,887
Reinvestment of distributions	720,744	465,717	232,818	161,965	437,485	259,339
Shares redeemed	(3,508,307)	(3,024,146)	(778,809)	(595,508)	(1,614,802)	(965,038)

Net increase (decrease) in shares outstanding	(1,665,345)	3,939,065	(379,065)	602,098	(511,353)	2,515,188

Global Equity Dividend ($)
Shares sold	$16,024,420	$104,816,704	$2,373,228	$16,616,360	$9,436,092	$51,629,780
Reinvestment of distributions	10,292,530	7,440,753	3,314,077	2,570,336	6,212,032	4,112,436
Shares redeemed	(49,548,516)	(48,779,296)	(10,966,402)	(9,575,960)	(22,337,005)	(15,559,185)

Net increase (decrease)	$(23,231,566)	$63,478,161	$(5,279,097)	$9,610,736	$(6,688,881)	$40,183,031

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class O		Class W
	Six Months	August 1,	Six Months	November 15,	February 12,
	Ended	2007(1) to	Ended	2006(1) to	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

Global Equity Dividend (Number of Shares)
Shares sold	—	64	527,397	1,823,965	134
Reinvestment of distributions	1	—	144,398	33,142	—
Shares redeemed	—	—	(361,086)	(446,487)	—

Net increase in shares outstanding	1	64	310,709	1,410,620	134

Global Equity Dividend ($)
Shares sold	$—	$1,018	$7,509,890	$29,498,450	$2,020
Reinvestment of distributions	13	—	2,059,816	540,071	—
Shares redeemed	—	—	(5,072,700)	(7,222,361)	—

Net increase	$13	$1,018	$4,497,006	$22,816,160	$2,020

	Class A		Class I		Class W
	Six Months		Six Months	August 1,	February 12,
	Ended	Year Ended	Ended	2007(1) to	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

Global Natural Resources (Number of Shares)
Shares sold	950,144	1,398,112	7	157	103
Reinvestment of distributions	2,336,443	570,030	20	—	—
Shares redeemed	(1,321,780)	(2,449,466)	(83)	(1)	—

Net increase (decrease) in shares outstanding	1,964,807	(481,324)	(56)	156	103

Global Natural Resources ($)
Shares sold	$10,800,705	$16,676,935	$100	$2,027	$1,393
Reinvestment of distributions	25,092,175	6,190,526	209	—	—
Shares redeemed	(14,953,035)	(27,924,309)	(913)	(12)	—

Net increase (decrease)	$20,939,845	$(5,056,848)	$(604)	$2,015	$1,393

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Global Real Estate (Number of Shares)
Shares sold	19,584,971	44,628,840	159,715	1,826,489	3,142,066	11,726,737
Reinvestment of distributions	1,075,289	1,488,668	59,951	108,319	262,307	364,760
Shares redeemed	(13,655,773)	(21,034,520)	(543,744)	(786,045)	(3,281,794)	(3,551,184)

Net increase (decrease) in shares outstanding	7,004,487	25,082,988	(324,078)	1,148,763	122,579	8,540,313

Global Real Estate ($)
Shares sold	$395,409,820	$1,053,431,057	$2,733,623	$37,270,066	$56,866,450	$250,279,742
Reinvestment of distributions	22,021,950	34,928,676	1,045,083	2,180,962	4,807,384	7,711,845
Shares redeemed	(274,457,451)	(490,048,454)	(9,290,311)	(15,294,287)	(59,200,767)	(72,337,353)

Net increase (decrease)	$142,974,319	$598,311,279	$(5,511,605)	$24,156,741	$2,473,067	$185,654,234

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class O		Class W
	Six Months		Six Months	November 15,	February 12,
	Ended	Year Ended	Ended	2006(1) to	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

Global Real Estate (Number of Shares)
Shares sold	5,939,725	2,833,616	228,670	1,927,071	1,260,095
Reinvestment of distributions	115,003	51,336	28,025	32,070	1,117
Shares redeemed	(979,545)	(214,363)	(266,862)	(878,519)	(868)

Net increase (decrease) in shares outstanding	5,075,183	2,670,589	(10,167)	1,080,622	1,260,344

Global Real Estate ($)
Shares sold	$119,967,042	$65,388,279	$4,653,439	$46,088,840	$25,749,589
Reinvestment of distributions	2,355,705	1,203,302	574,134	756,820	22,915
Shares redeemed	(19,169,256)	(4,776,229)	(5,383,868)	(20,349,596)	(17,683)

Net increase (decrease)	$103,153,491	$61,815,352	$(156,295)	$26,496,064	$25,754,821

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Global Value Choice (Number of Shares)
Shares sold	626,211	413,843	57,563	125,643	98,424	224,819
Reinvestment of distributions	7,665	—	—	—	565	—
Shares redeemed	(361,949)	(528,474)	(228,562)	(312,118)	(148,301)	(281,123)

Net increase (decrease) in shares outstanding	271,927	(114,631)	(170,999)	(186,475)	(49,312)	(56,304)

Global Value Choice ($)
Shares sold	$16,203,377	$10,390,704	$1,616,753	$3,421,856	$2,486,071	$5,420,100
Reinvestment of distributions	197,906	—	—	—	14,032	—
Shares redeemed	(9,263,501)	(13,039,443)	(6,415,207)	(8,358,692)	(3,645,955)	(6,746,051)

Net increase (decrease)	$7,137,782	$(2,648,739)	$(4,798,454)	$(4,936,836)	$(1,145,852)	$(1,325,951)

	Class I		Class Q
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

Global Value Choice (Number of Shares)
Shares sold	128,021	185,884	3,503	9,271
Reinvestment of distributions	3,007	—	511	—
Shares redeemed	(50,755)	(49,776)	(10,944)	(38,134)

Net increase (decrease) in shares outstanding	80,273	136,108	(6,930)	(28,863)

Global Value Choice ($)
Shares sold	$3,288,080	$4,448,082	$107,180	$270,527
Reinvestment of distributions	77,786	—	15,493	—
Shares redeemed	(1,305,195)	(1,272,296)	(325,704)	(1,113,397)

Net increase (decrease)	$2,060,671	$3,175,786	$(203,031)	$(842,870)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class A	Class B	Class C	Class I
	November 1,	November 1,	November 1,	November 1,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2008	2008	2008	2008

Asia-Pacific Real Estate (Number of Shares)
Shares sold	606,508	3,552	16,283	102
Reinvestment of distributions	317	17	49	—
Shares redeemed	(2,432)	(382)	(652)	(1)

Net increase in shares outstanding	604,393	3,187	15,680	101

Asia-Pacific Real Estate ($)
Shares sold	$5,886,048	$30,402	$142,046	$1,020
Reinvestment of distributions	2,581	137	413	—
Shares redeemed	(18,855)	(3,153)	(5,300)	(10)

Net increase	$5,869,774	$27,386	$137,159	$1,010

	Class A		Class B		Class C
	Six Months	December 20,	Six Months	December 20,	Six Months	December 20,
	Ended	2006(1) to	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Disciplined International SmallCap (Number of Shares)
Shares sold	16,888	9,086	205	439	121	5,041
Reinvestment of distributions	191	—	7	—	88	—
Shares redeemed	(11,901)	(3,367)	(120)	—	(4,040)	(427)

Net increase (decrease) in shares outstanding	5,178	5,719	92	439	(3,831)	4,614

Disciplined International SmallCap ($)
Shares sold	$182,850	$103,553	$2,000	$4,533	$1,417	$57,840
Reinvestment of distributions	1,955	—	67	—	897	—
Shares redeemed	(127,502)	(37,185)	(1,189)	—	(37,419)	(4,978)

Net increase (decrease)	$57,303	$66,368	$878	$4,533	$(35,105)	$52,862

	Class I
	Six Months	December 20,
	Ended	2006(1) to
	April 30,	October 31,
	2008	2007

Disciplined International SmallCap (Number of Shares)
Shares sold	9,528,187	43,082,677
Reinvestment of distributions	1,061,868	—
Shares redeemed	(12,392,740)	(4,681,887)

Net increase (decrease) in shares outstanding	(1,802,685)	38,400,790

Disciplined International SmallCap ($)
Shares sold	$97,327,393	$492,455,050
Reinvestment of distributions	10,882,081	—
Shares redeemed	(122,545,456)	(54,244,725)

Net increase (decrease)	$(14,335,982)	$438,210,325

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class A(2)		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Emerging Countries (Number of Shares)
Shares sold	618,333	1,677,506	33,480	120,366	121,082	415,931
Shares converted	—	48,167	—	—	—	—
Reinvestment of distributions	175,355	49,397	12,082	2,139	40,477	6,705
Shares redeemed	(899,557)	(1,177,964)	(81,277)	(180,617)	(214,617)	(323,475)

Net increase (decrease) in shares outstanding	(105,869)	597,106	(35,715)	(58,112)	(53,058)	99,161

Emerging Countries ($)
Shares sold	$22,567,669	$61,051,631	$1,200,081	$4,540,140	$4,105,707	$14,223,797
Shares converted	—	1,570,432	—	—	—	—
Reinvestment of distributions	6,268,947	1,591,065	426,373	67,985	1,345,440	201,560
Shares redeemed	(32,733,412)	(42,526,644)	(2,920,278)	(6,583,827)	(7,174,480)	(10,757,579)

Net increase (decrease)	$(3,896,796)	$21,686,484	$(1,293,824)	$(1,975,702)	$(1,723,333)	$3,667,778

	Class I		Class M(2)		Class Q
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Emerging Countries (Number of Shares)
Shares sold	577,248	517,678	—	49	74,607	383,862
Shares converted	—	—	—	(48,826)	—	—
Reinvestment of distributions	48,613	13,851	—	425	20,058	5,154
Shares redeemed	(787,714)	(322,580)	—	(1,853)	(126,482)	(243,283)

Net increase (decrease) in shares outstanding	(161,853)	208,949	—	(50,205)	(31,817)	145,733

Emerging Countries ($)
Shares sold	$21,202,741	$18,694,152	$—	$1,496	$2,800,325	$14,213,705
Shares converted	—	—	—	(1,570,432)	—	—
Reinvestment of distributions	1,739,866	446,558	—	13,499	742,560	171,687
Shares redeemed	(28,349,103)	(11,228,172)	—	(57,877)	(4,640,530)	(8,769,423)

Net increase (decrease)	$(5,406,496)	$7,912,538	$—	$(1,613,314)	$(1,097,645)	$5,615,969

Class W
February 12,
2008(1) to
April 30,
2008

Emerging Countries (Number of Shares)
Shares sold	2,000
Shares redeemed	(1)

Net increase in shares outstanding	1,999

Emerging Countries ($)
Shares sold	$76,220
Shares redeemed	(40)

Net increase	$76,180

(1)	Commencement of operations

(2)	Effective January 2, 2007, Class M shareholders of Emerging Countries were converted to Class A shares of the fund.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class A	Class B	Class C	Class I
	November 1,	November 1,	November 1,	November 1,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2008	2008	2008	2008

European Real Estate (Number of Shares)
Shares sold	638,624	1,267	14,380	102
Reinvestment of distributions	162	—	11	—
Shares redeemed	(34)	(1)	(101)	(1)

Net increase in shares outstanding	638,752	1,266	14,290	101

European Real Estate ($)
Shares sold	$6,257,510	$12,089	$136,249	$1,020
Reinvestment of distributions	1,547	—	98	—
Shares redeemed	(467)	(10)	(846)	(10)

Net increase	$6,258,590	$12,079	$135,501	$1,010

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Foreign (Number of Shares)
Shares sold	3,454,147	5,586,881	196,641	465,033	1,248,139	2,788,802
Reinvestment of distributions	689,982	268,335	113,030	54,324	458,601	201,179
Shares redeemed	(2,383,991)	(2,834,087)	(386,047)	(418,014)	(1,291,080)	(1,297,440)

Net increase (decrease) in shares outstanding	1,760,138	3,021,129	(76,376)	101,343	415,660	1,692,541

Foreign ($)
Shares sold	$69,402,000	$116,065,154	$3,911,714	$9,375,051	$24,399,348	$55,924,710
Reinvestment of distributions	14,110,126	5,170,819	2,230,091	1,019,661	9,061,951	3,781,772
Shares redeemed	(47,857,449)	(58,600,260)	(7,469,173)	(8,375,577)	(25,618,617)	(26,171,530)

Net increase (decrease)	$35,654,677	$62,635,713	$(1,327,368)	$2,019,135	$7,842,682	$33,534,952

	Class I		Class Q		Class W
	Six Months		Six Months		February 12,
	Ended	Year Ended	Ended	Year Ended	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

Foreign (Number of Shares)
Shares sold	877,928	2,245,294	—	234	3,855
Reinvestment of distributions	317,295	121,586	2,445	2,264	—
Shares redeemed	(209,846)	(1,080,849)	(3,157)	(30,513)	(1)

Net increase (decrease) in shares outstanding	985,377	1,286,031	(712)	(28,015)	3,854

Foreign ($)
Shares sold	$18,476,023	$47,286,509	$—	$5,012	$83,051
Reinvestment of distributions	6,602,918	2,373,357	50,212	43,762	—
Shares redeemed	(4,160,345)	(22,654,368)	(62,159)	(652,894)	(23)

Net increase (decrease)	$20,918,596	$27,005,498	$(11,947)	$(604,120)	$83,028

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Greater China (Number of Shares)
Shares sold	650,244	2,196,767	67,344	295,918	143,374	559,664
Reinvestment of distributions	239,808	4,251	29,578	626	49,298	357
Shares redeemed	(1,100,834)	(1,077,963)	(87,597)	(146,993)	(305,606)	(218,283)

Net increase (decrease) in shares outstanding	(210,782)	1,123,055	9,325	149,551	(112,934)	341,738

Greater China ($)
Shares sold	$12,233,051	$36,379,127	$1,263,311	$4,827,247	$2,655,632	$9,969,510
Reinvestment of distributions	4,242,198	59,565	517,910	8,720	863,707	4,978
Shares redeemed	(19,275,407)	(17,193,019)	(1,653,852)	(2,430,746)	(5,501,463)	(3,407,996)

Net increase (decrease)	$(2,800,158)	$19,245,673	$127,369	$2,405,221	$(1,982,124)	$6,566,492

	Class I
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2008	2007

Greater China (Number of Shares)
Shares sold	741	338
Reinvestment of distributions	255	9
Shares redeemed	(31)	—

Net increase in shares outstanding	965	347

Greater China ($)
Shares sold	$12,750	$6,820
Reinvestment of distributions	4,518	125
Shares redeemed	(628)	—

Net increase	$16,640	$6,945

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Index Plus International Equity (Number of Shares)
Shares sold	68,230	128,123	10,792	32,179	19,866	53,278
Proceeds from shares issued in merger	2,083,276	—	355,813	—	197,636	—
Reinvestment of distributions	15,616	1,989	6,215	632	5,787	773
Shares redeemed	(549,639)	(1,041,019)	(63,510)	(2,719)	(59,415)	(18,988)

Net increase (decrease) in shares outstanding	1,617,483	(910,907)	309,310	30,092	163,874	35,063

Index Plus International Equity ($)
Shares sold	$750,831	$1,644,502	$119,638	$413,854	$223,329	$680,086
Proceeds from shares issued in merger	24,809,468	—	4,223,697	—	2,343,627	—
Reinvestment of distributions	183,797	23,642	72,966	7,493	67,879	9,149
Shares redeemed	(5,893,926)	(13,003,326)	(665,376)	(36,087)	(635,545)	(234,315)

Net increase (decrease)	$19,850,170	$(11,335,182)	$3,750,925	$385,260	$1,999,290	$454,920

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class O
	Six Months		November 12,
	Ended	Year Ended	2007(1) to
	April 30,	October 31,	April 30,
	2008	2007	2008

Index Plus International Equity (Number of Shares)
Shares sold	7,691,392	4,628,592	879,909
Proceeds from shares issued in merger	523,573	—	7,673,371
Reinvestment of distributions	1,189,238	237,356	62
Shares redeemed	(2,418,115)	(3,125,186)	(1,103,612)

Net increase in shares outstanding	6,986,088	1,740,762	7,449,730

Index Plus International Equity ($)
Shares sold	$84,933,814	$59,372,768	$9,389,633
Proceeds from shares issued in merger	6,258,727	—	90,795,795
Reinvestment of distributions	14,056,792	2,817,418	730
Shares redeemed	(25,679,759)	(39,684,824)	(11,649,547)

Net increase	$79,569,574	$22,505,362	$88,536,611

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Capital Appreciation (Number of Shares)
Shares sold	86,983	192,965	40,164	61,628	47,665	66,475
Reinvestment of distributions	4,821	413	2,138	115	1,936	123
Shares redeemed	(19,324)	(207,146)	(41,677)	(3,275)	(24,381)	(6,361)

Net increase (decrease) in shares outstanding	72,480	(13,768)	625	58,468	25,220	60,237

International Capital Appreciation ($)
Shares sold	$1,146,710	$2,368,777	$527,651	$807,880	$593,964	$888,507
Reinvestment of distributions	62,381	4,867	27,323	1,344	24,821	1,448
Shares redeemed	(242,324)	(2,460,407)	(506,967)	(40,301)	(297,909)	(80,137)

Net increase (decrease)	$966,767	$(86,763)	$48,007	$768,923	$320,876	$809,818

	Class I
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2008	2007

International Capital Appreciation (Number of Shares)
Shares sold	1,498,959	5,530,264
Reinvestment of distributions	515,675	128,072
Shares redeemed	(514,632)	(331,815)

Net increase in shares outstanding	1,500,002	5,326,521

International Capital Appreciation ($)
Shares sold	$19,551,127	$69,653,165
Reinvestment of distributions	6,677,994	1,509,974
Shares redeemed	(6,304,870)	(4,575,021)

Net increase	$19,924,251	$66,588,118

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months	June 28,	Six Months	June 28,	Six Months	June 28,
	Ended	2007(1) to	Ended	2007(1) to	Ended	2007(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Equity Dividend (Number of Shares)
Shares sold	70,933	393,069	9,614	22,651	75,464	126,454
Reinvestment of distributions	6,241	—	57	—	2,451	—
Shares redeemed	(77,096)	(3,131)	(411)	(31)	(38,445)	—

Net increase in shares outstanding	78	389,938	9,260	22,620	39,470	126,454

International Equity Dividend ($)
Shares sold	$679,862	$3,902,205	$90,349	$218,286	$733,835	$1,252,342
Reinvestment of distributions	59,654	—	543	—	23,412	—
Shares redeemed	(724,265)	(31,138)	(3,843)	(310)	(346,236)	—

Net increase	$15,251	$3,871,067	$87,049	$217,976	$411,011	$1,252,342

	Class I		Class W
	Six Months	June 28,	February 12,
	Ended	2007(1) to	2008(1) to
	April 30,	October 31,	April 30,
	2008	2007	2008

International Equity Dividend (Number of Shares)
Shares sold	533,323	5,265,562	106
Reinvestment of distributions	109,148	—	—
Shares redeemed	(761,154)	(7,892)	—

Net increase (decrease) in shares outstanding	(118,683)	5,257,670	106

International Equity Dividend ($)
Shares sold	$5,158,675	$52,290,180	$1,015
Reinvestment of distributions	1,043,832	—	—
Shares redeemed	(7,184,281)	(78,707)	—

Net increase (decrease)	$(981,774)	$52,211,473	$1,015

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Growth Opportunities (Number of Shares)
Shares sold	418,486	606,666	63,006	90,648	186,128	150,534
Reinvestment of distributions	721,221	424,904	183,439	101,617	135,646	65,339
Shares redeemed	(558,537)	(1,337,839)	(292,077)	(360,538)	(123,672)	(192,575)

Net increase (decrease) in shares outstanding	581,170	(306,269)	(45,632)	(168,273)	198,102	23,298

International Growth Opportunities ($)
Shares sold	$5,206,671	$8,143,922	$739,181	$1,180,526	$2,149,000	$1,979,430
Reinvestment of distributions	8,741,204	5,354,882	2,113,215	1,234,642	1,563,995	793,868
Shares redeemed	(6,817,700)	(17,966,521)	(3,386,627)	(4,705,424)	(1,389,260)	(2,507,472)

Net increase (decrease)	$7,130,175	$(4,467,717)	$(534,231)	$(2,290,256)	$2,323,735	$265,826

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

	Class I		Class Q
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

International Growth Opportunities (Number of Shares)
Shares sold	457,015	360,989	346,219	594,965
Reinvestment of distributions	128,973	110,577	392,610	225,064
Shares redeemed	(219,213)	(827,433)	(655,539)	(787,068)

Net increase (decrease) in shares outstanding	366,775	(355,867)	83,290	32,961

International Growth Opportunities ($)
Shares sold	$5,374,450	$4,754,225	$4,136,798	$7,984,633
Reinvestment of distributions	1,554,121	1,383,313	4,703,468	2,804,295
Shares redeemed	(2,563,583)	(10,767,823)	(8,016,727)	(10,306,446)

Net increase (decrease)	$4,364,988	$(4,630,285)	$823,539	$482,482

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Real Estate (Number of Shares)
Shares sold	6,776,781	19,878,781	55,806	767,102	1,699,607	8,245,988
Reinvestment of distributions	435,236	123,340	20,625	5,012	149,862	30,706
Shares redeemed	(7,378,305)	(5,641,413)	(182,570)	(98,193)	(2,222,768)	(1,361,519)

Net increase (decrease) in shares outstanding	(166,288)	14,360,708	(106,139)	673,921	(373,299)	6,915,175

International Real Estate ($)
Shares sold	$82,924,369	$265,384,203	$679,037	$10,170,413	$20,562,786	$109,483,769
Reinvestment of distributions	5,345,358	1,645,656	252,968	65,277	1,836,503	401,088
Shares redeemed	(86,925,102)	(74,585,692)	(2,152,741)	(1,277,012)	(26,039,406)	(17,644,347)

Net increase (decrease)	$1,344,625	$192,444,167	$(1,220,736)	$8,958,678	$(3,640,117)	$92,240,510

	Class I		Class W
	Six Months		February 12,
	Ended	Year Ended	2008(1) to
	April 30,	October 31,	April 30,
	2008	2007	2008

International Real Estate (Number of Shares)
Shares sold	20,120,020	6,969,530	9,439
Reinvestment of distributions	293,488	90,632	2
Shares redeemed	(1,397,337)	(268,863)	—

Net increase in shares outstanding	19,016,171	6,791,299	9,441

International Real Estate ($)
Shares sold	$251,204,573	$91,183,483	$110,747
Reinvestment of distributions	3,604,384	1,202,775	22
Shares redeemed	(16,668,054)	(3,540,845)	—

Net increase	$238,140,903	$88,845,413	$110,769

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International SmallCap Multi-Manager (Number of Shares)
Shares sold	2,076,876	5,045,814	40,566	120,228	172,812	517,439
Reinvestment of distributions	998,505	20,929	118,877	—	221,020	53
Shares redeemed	(2,771,597)	(2,339,921)	(337,042)	(364,409)	(382,500)	(324,780)

Net increase (decrease) in shares outstanding	303,784	2,726,822	(177,599)	(244,181)	11,332	192,712

International SmallCap Multi-Manager ($)
Shares sold	$101,262,224	$301,848,369	$2,135,605	$7,497,411	$7,976,819	$29,552,044
Reinvestment of distributions	47,126,969	1,059,446	5,828,529	—	9,764,678	2,524
Shares redeemed	(133,634,275)	(137,896,302)	(16,664,947)	(21,737,439)	(16,798,704)	(17,907,434)

Net increase (decrease)	$14,754,918	$165,011,513	$(8,700,813)	$(14,240,028)	$942,793	$11,647,134

	Class I		Class Q		Class W
	Six Months		Six Months		February 12,
	Ended	Year Ended	Ended	Year Ended	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

International SmallCap Multi-Manager (Number of Shares)
Shares sold	943,600	3,249,235	314,451	851,771	4,942
Reinvestment of distributions	627,703	16,186	273,319	9,277	—
Shares redeemed	(1,093,698)	(516,468)	(405,269)	(648,584)	(1)

Net increase in shares outstanding	477,605	2,748,953	182,501	212,464	4,941

International SmallCap Multi-Manager ($)
Shares sold	$46,812,112	$188,727,994	$16,272,464	$55,349,246	$263,044
Reinvestment of distributions	29,671,518	819,983	14,024,003	504,137	—
Shares redeemed	(54,707,228)	(32,274,836)	(21,519,758)	(41,248,877)	(57)

Net increase	$21,776,402	$157,273,141	$8,776,709	$14,604,506	$262,987

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Value (Number of Shares)
Shares sold	9,880,094	16,368,193	379,869	453,105	1,340,944	834,396
Reinvestment of distributions	13,738,713	7,950,487	1,777,035	1,377,293	4,567,631	2,721,822
Shares redeemed	(15,873,821)	(24,751,517)	(4,336,088)	(6,016,199)	(3,549,993)	(4,638,571)

Net increase (decrease) in shares outstanding	7,744,986	(432,837)	(2,179,184)	(4,185,801)	2,358,582	(1,082,353)

International Value ($)
Shares sold	$182,708,288	$353,613,593	$7,112,414	$9,307,026	$24,078,198	$16,733,659
Reinvestment of distributions	253,067,088	162,571,673	32,199,846	27,711,130	81,988,970	54,463,672
Shares redeemed	(288,840,145)	(539,661,218)	(79,563,072)	(129,493,665)	(62,480,314)	(98,807,462)

Net increase (decrease)	$146,935,231	$(23,475,952)	$(40,250,812)	$(92,475,509)	$43,586,854	$(27,610,131)

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

	Class I		Class Q
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007

International Value (Number of Shares)
Shares sold	15,201,492	27,853,117	76,882	4,986
Reinvestment of distributions	12,048,408	6,124,030	168,251	102,040
Shares redeemed	(32,015,853)	(20,350,068)	(103,258)	(190,516)

Net increase (decrease) in shares outstanding	(4,765,953)	13,627,079	141,875	(83,490)

International Value ($)
Shares sold	$280,702,606	$601,984,171	$1,284,216	$110,000
Reinvestment of distributions	221,811,195	125,236,405	3,102,544	2,089,785
Shares redeemed	(568,771,806)	(447,151,806)	(1,876,492)	(4,143,124)

Net increase (decrease)	$(66,258,005)	$280,068,770	$2,510,268	$(1,943,339)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Value Choice (Number of Shares)
Shares sold	209,336	196,008	24,371	40,254	51,780	85,318
Reinvestment of distributions	176,805	26,003	29,707	3,151	39,133	4,177
Shares redeemed	(224,607)	(553,686)	(37,489)	(74,651)	(73,317)	(94,956)

Net increase (decrease) in shares outstanding	161,534	(331,675)	16,589	(31,246)	17,596	(5,461)

International Value Choice ($)
Shares sold	$2,512,748	$2,591,527	$296,682	$523,398	$620,404	$1,113,930
Reinvestment of distributions	2,075,696	334,923	345,496	40,274	456,287	53,511
Shares redeemed	(2,696,219)	(7,400,948)	(451,403)	(971,726)	(881,607)	(1,252,071)

Net increase (decrease)	$1,892,225	$(4,474,498)	$190,775	$(408,054)	$195,084	$(84,630)

	Class I
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2008	2007

International Value Choice (Number of Shares)
Shares sold	536,109	4,387,177
Reinvestment of distributions	775,006	76,908
Shares redeemed	(941,169)	(3,383,938)

Net increase in shares outstanding	369,946	1,080,147

International Value Choice ($)
Shares sold	$6,828,706	$57,856,995
Reinvestment of distributions	9,083,070	989,038
Shares redeemed	(11,133,484)	(46,416,954)

Net increase	$4,778,292	$12,429,079

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

	Class A		Class B		Class C
	Six Months	February 28,	Six Months	February 28,	Six Months	February 28,
	Ended	2007(1) to	Ended	2007(1) to	Ended	2007(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

International Value Opportunities (Number of Shares)
Shares sold	3,091	1,004,583	1,978	1,280	1,489	2,699
Reinvestment of distributions	136	—	1	—	21	—
Shares redeemed	(67)	(1,889)	(135)	(1,085)	(100)	(2)

Net increase in shares outstanding	3,160	1,002,694	1,844	195	1,410	2,697

International Value Opportunities ($)
Shares sold	$30,994	$10,048,363	$19,315	$13,195	$14,886	$27,547
Reinvestment of distributions	1,301	—	14	—	202	—
Shares redeemed	(600)	(18,645)	(1,271)	(11,002)	(1,054)	(21)

Net increase	$31,695	$10,029,718	$18,058	$2,193	$14,034	$27,526

	Class I
	Six Months	February 28,
	Ended	2007(1) to
	April 30,	October 31,
	2008	2007

International Value Opportunities (Number of Shares)
Shares sold	—	103
Reinvestment of distributions	—	—
Shares redeemed	—	(1)

Net increase in shares outstanding	—	102

International Value Opportunities ($)
Shares sold	$—	$1,030
Reinvestment of distributions	—	—
Shares redeemed	—	(10)

Net increase	$—	$1,020

	Class A
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2008	2007

Russia (Number of Shares)
Shares sold	1,907,611	4,435,492
Reinvestment of distributions	1,701,821	613,999
Shares redeemed	(1,817,138)	(6,715,298)

Net increase (decrease) in shares outstanding	1,792,294	(1,665,807)

Russia ($)
Shares sold	$130,212,288	$280,987,914
Reinvestment of distributions	116,864,014	37,402,991
Redemption fee proceeds	322,893	3,086,432
Shares redeemed	(121,075,368)	(422,755,301)

Net increase (decrease)	$126,323,827	$(101,277,964)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Emerging Markets Fixed Income (Number of Shares)
Shares sold	137,625	574,996	(203)	12,563	53,230	121,704
Reinvestment of distributions	13,970	17,007	766	1,367	2,891	2,892
Shares redeemed	(699,624)	(2,107,447)	(6,021)	(3,405)	(16,326)	(6,959)

Net increase (decrease) in shares outstanding	(548,029)	(1,515,444)	(5,458)	10,525	39,795	117,637

Emerging Markets Fixed Income ($)
Shares sold	$1,394,440	$5,985,060	$(2,084)	$129,139	$535,599	$1,261,502
Reinvestment of distributions	141,358	174,982	7,791	14,047	29,140	29,610
Shares redeemed	(7,091,691)	(21,814,799)	(61,002)	(34,681)	(165,035)	(71,700)

Net increase (decrease)	$(5,555,893)	$(15,654,757)	$(55,295)	$108,505	$399,704	$1,219,412

	Class I
	Six Months	December 20,
	Ended	2006(1) to
	April 30,	October 31,
	2008	2007

Emerging Markets Fixed Income (Number of Shares)
Shares sold	6,439,444	29,241,272
Reinvestment of distributions	1,000,825	617,893
Shares redeemed	(8,202,775)	(601,326)

Net increase (decrease) in shares outstanding	(762,506)	29,257,839

Emerging Markets Fixed Income ($)
Shares sold	$64,701,228	$303,520,569
Reinvestment of distributions	10,095,856	6,243,231
Shares redeemed	(82,162,819)	(6,041,783)

Net increase (decrease)	$(7,365,735)	$303,722,017

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Global Bond (Number of Shares)
Shares sold	4,864,525	274,870	290,825	33,601	2,102,607	160,111
Reinvestment of distributions	106,951	3,007	6,284	658	40,829	673
Shares redeemed	(394,543)	(66,579)	(12,809)	(4,564)	(157,927)	(10,660)

Net increase in shares outstanding	4,576,933	211,298	284,300	29,695	1,985,509	150,124

Global Bond ($)
Shares sold	$53,253,331	$2,826,384	$3,184,818	$339,806	$22,960,344	$1,646,890
Reinvestment of distributions	1,172,489	30,842	68,640	6,727	448,444	6,965
Shares redeemed	(4,342,621)	(676,036)	(139,934)	(45,456)	(1,725,780)	(108,978)

Net increase	$50,083,199	$2,181,190	$3,113,524	$301,077	$21,683,008	$1,544,877

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

	Class I
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2008	2007

Global Bond (Number of Shares)
Shares sold	121,453	1
Reinvestment of distributions	323	—
Shares redeemed	—	—

Net increase in shares outstanding	121,776	1

Global Bond ($)
Shares sold	$1,317,350	$10
Reinvestment of distributions	3,489	—
Shares redeemed	—	—

Net increase	$1,320,839	$10

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007	2008	2007

Diversified International (Number of Shares)
Shares sold	6,128,590	14,796,567	458,724	1,227,737	2,311,011	6,505,341
Reinvestment of distributions	515,063	58,638	48,511	1,114	164,842	4,093
Shares redeemed	(4,209,632)	(3,910,709)	(385,799)	(282,859)	(1,432,713)	(1,190,161)

Net increase in shares outstanding	2,434,021	10,944,496	121,436	945,992	1,043,140	5,319,273

Diversified International ($)
Shares sold	$80,418,516	$196,674,148	$6,032,184	$16,173,010	$30,512,090	$85,984,708
Reinvestment of distributions	6,979,408	727,447	654,909	13,771	2,222,086	50,585
Shares redeemed	(53,829,083)	(51,884,948)	(4,851,123)	(3,741,472)	(18,146,507)	(15,544,550)

Net increase	$33,568,841	$145,516,647	$1,835,970	$12,445,309	$14,587,669	$70,490,743

	Class I		Class R		Class W
	Six Months		Six Months	December 12,	February 12,
	Ended	Year Ended	Ended	2006(1) to	2008(1) to
	April 30,	October 31,	April 30,	October 31,	April 30,
	2008	2007	2008	2007	2008

Diversified International (Number of Shares)
Shares sold	—	36,440	1,146	39,818	54,286
Reinvestment of distributions	57	4	655	38	—
Shares redeemed	(47)	(34,712)	(4,227)	(10,702)	—

Net increase (decrease) in shares outstanding	10	1,732	(2,426)	29,154	54,286

Diversified International ($)
Shares sold	$—	$522,197	$14,594	$502,116	$688,731
Reinvestment of distributions	766	55	8,800	472	—
Shares redeemed	(640)	(476,693)	(52,912)	(144,253)	—

Net increase (decrease)	$126	$45,559	$(29,518)	$358,335	$688,731

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Global Natural Resources	Silver Bear Resources, Inc.-PIPE	293,709	03/19/07	$249,403	$232,339	0.2%

				$249,403	$232,339	0.2%

Disciplined International SmallCap	Octaviar Ltd.	67,247	06/28/07	$293,034	$62,813	0.0%

				$293,034	$62,813	0.0%

Foreign	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	$303,609	$232,328	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	186,682	122,696	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	172,879	122,392	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	374,865	266,089	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	204,015	136,864	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	926,675	773,508	0.1%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	140,772	153,889	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	35,926	35,443	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	245,030	170,510	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	54,425	47,755	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	42,585	38,621	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	103,700	84,269	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	64,941	77,940	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	56,976	63,631	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	103,337	116,288	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	13,706	23,817	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	58,347	53,823	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	40,302	41,014	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	8,886	8,839	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	449,942	604,820	0.1%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	63,608	146,525	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	511,782	565,250	0.1%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	110,776	94,500	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys-REG S GDR)	35	11/21/07	—	—	0.0%
	Silvinit	3,602	05/10/07	1,353,792	2,791,550	0.4%

				$5,627,554	$6,772,361	1.0%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 12 — ILLIQUID SECURITIES (continued)

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

International SmallCap Multi-Manager	Atlas Iron Ltd.	350,933	01/31/08	$611,140	$1,019,306	0.2%
	Hong Leong Asia Ltd.	542,000	06/11/07	1,191,033	1,065,511	0.2%
	JM AB-Rights	262,800	04/30/08	—	221,537	0.2%
	MFS Technology Ltd.	19,000	01/25/06	9,612	4,554	0.2%
	Octaviar Ltd.	673,856	09/11/06	2,852,642	629,427	0.2%
	SeAH Steel Corp.	26,220	03/04/05	944,988	1,224,197	0.2%
	Vitec Group PLC	95,200	03/15/07	1,066,102	858,972	0.2%

				$6,675,517	$5,023,504	1.4%

NOTE 13 — REORGANIZATION

On December 9, 2007, Index Plus International Equity, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Equity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Portfolio
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carry forward	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Depreciation (000’s)	Ratio

Index Plus International Equity	ING International Equity Fund	$128,431	$122,957	$13,594	$3,120	1.0243

The net assets of Index Plus International Equity after the acquisition were $251,388,007.

NOTE 14 — CONCENTRATION OF RISKS

Foreign Securities (All Funds).  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Emerging Markets Investments (All Funds except Index Plus International Equity).  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Natural Resources, Global Real Estate Asia-Pacific Real Estate, European Real Estate and International Real Estate). As a result of each Fund and Underlying Funds concentrating its assets in securities related to a particular industry, each Fund or Underlying Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Asia-Pacific Real Estate, European Real Estate, Greater China and Russia). As a result of each Fund concentrating its assets in a single region of the world, each Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause a Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate Disciplined International SmallCap, European Real Estate Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). The Funds and Underlying Funds are each classified as non-diversified investment companies under the 1940

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 14 — CONCENTRATION OF RISKS (continued)

Act, which means that each Fund or Underlying Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Funds’ or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (Greater China, Russia and Emerging Markets Fixed Income). If a security is illiquid, a Fund may not be able to sell the security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Global Real Estate, Global Value Choice, Asia-Pacific Real Estate, European Real Estate, Greater China, International Real Estate, and International Value Choice). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund generally considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

NOTE 15 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2008, the following Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral

Global Equity Dividend	$24,920,677	$26,118,895
Global Real Estate	278,334,069	287,051,807
Global Value Choice	27,495,553	28,197,205
Emerging Countries	40,938,398	41,426,178
Foreign	35,644,703	36,733,478
International Growth Opportunities	6,802,640	6,906,030
International SmallCap Multi-Manager	18,839,445	20,033,988
International Value	176,689,317	184,006,441
Russia	171,977,516	176,807,367

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, investments in passive foreign investment companies, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended		Year Ended
	April 30, 2008		October 31, 2007
					Dividends Paid
	Ordinary	Long-Term	Ordinary	Long-Term	Deduction on
	Income	Capital Gains	Income	Capital Gains	Redemptions

Global Equity Dividend	$11,397,112	$20,217,007	$18,796,716	$3,818,557	$—
Global Natural Resources	20,563,562	7,610,745	2,937,873	3,999,909	—
Global Real Estate(1)	37,617,882	1,788,821	51,930,847	8,533,607	—
Global Value Choice	453,191	—	—	—	—
Asia-Pacific Real Estate	31,011	—	—	—	—
Disciplined International SmallCap	10,885,408	—	—	—	—
Emerging Countries	3,353,453	8,939,884	2,943,119	—	—
European Real Estate	18,022	—	—	—	—
Foreign	4,162,848	40,260,048	5,017,181	12,877,280	—
Greater China	6,809,182	1,425,432	143,130	—	—
Index Plus International Equity	11,799,120	2,720,870	3,219,136	—	—
International Capital Appreciation	5,738,481	1,234,072	1,644,836	—	—
International Equity Dividend	1,150,728	—	—	—	—
International Growth Opportunities	10,462,421	10,799,081	3,156,568	9,769,639	—
International Real Estate	22,215,317	—	5,257,673	—	—
International SmallCap Multi-Manager	78,370,081	66,303,339	3,451,506	—	—
International Value	169,348,534	657,984,681	122,228,627	402,826,028	—
International Value Choice	4,881,115	7,701,519	1,154,606	379,371	—
International Value Opportunities	252,864	—	—	—	—
Russia	—	137,654,710	—	43,574,710	139
Emerging Markets Fixed Income	10,396,232	—	7,701,124	—	—
Global Bond	3,827,347	—	1,570,829	8,117	—
Diversified International	11,313,774	1,928,636	1,063,277	—	19,330

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2007 were:

		Undistributed
		Long		Post-October
	Undistributed	Term	Unrealized	Currency	Capital
	Ordinary	Capital	Appreciation/	Losses	Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Carryforwards	Dates

Global Equity Dividend	$8,910,172	$20,212,116	$29,314,208	$—	$—	—
Global Natural Resources	19,813,418	7,608,261	30,452,308	—	—	—
Global Real Estate(1)	18,943,194	1,254,042	163,390,908	(203,868)	—	—
Global Value Choice	452,143	—	18,664,718	—	(67,231,400)	2009
					(81,779,077)	2010
					(6,183,953)	2011

					$(155,194,430)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 16 — FEDERAL INCOME TAXES (continued)

		Undistributed
		Long		Post-October
	Undistributed	Term	Unrealized	Currency	Capital
	Ordinary	Capital	Appreciation/	Losses	Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Carryforwards	Dates

Disciplined International SmallCap	10,387,969	—	17,136,239	—	—	—
Emerging Countries	3,139,691	8,937,268	57,601,834	—	(3,321,810)*	2008
Foreign	4,110,078	39,829,512	209,255,862	—	—	—
Greater China	6,797,514	1,424,320	32,978,404	—	—	—
Index Plus International Equity	11,776,394	2,716,188	13,018,816	—	—	—
International Capital Appreciation	5,727,180	1,233,537	26,048,539	—	—	—
International Equity Dividend	539,747	—	3,206,366	—	—	—
International Growth Opportunities	10,460,955	10,794,409	25,331,782	—	(1,838,679)*	2008
International Real Estate	18,778,690	—	49,465,611	—	(26,312)	2014
					(2,515,843)	2015

					$(2,542,155)

International SmallCap	78,354,785	66,294,175	209,962,864	—	—	—
International Value	169,333,918	657,964,463	1,217,966,130	—	—	—
International Value Choice	4,878,165	7,696,698	7,917,237	—	—	—
International Value Opportunities	248,964	—	408,770	—	—	—
Russia	—	137,645,235	448,582,297	—	—	—
Emerging Markets Fixed Income	—	—	601,729	—	(593,649)	2015
Global Bond	465,305	—	1,228,620	—	—	—
Diversified International	5,267,267	1,925,350	113,649,018	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1)	As of the Fund’s tax year ended December 31, 2006.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2002.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of April 30, 2008, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting SFAS No. 157.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to April 30, 2008, the following Fund paid dividends from net investment income:

	Per Share	Payable	Record
	Amount	Date	Date

Emerging Markets Fixed Income
Class A	$0.0550	May 5, 2008	April 30, 2008
Class B	$0.0491	May 5, 2008	April 30, 2008
Class C	$0.0492	May 5, 2008	April 30, 2008
Class I	$0.0575	May 5, 2008	April 30, 2008
Class A	$0.0500	June 4, 2008	May 30, 2008
Class B	$0.0438	June 4, 2008	May 30, 2008
Class C	$0.0438	June 4, 2008	May 30, 2008
Class I	$0.0522	June 4, 2008	May 30, 2008

Effective June 13, 2008, Class O shares of Diversified International, Global Bond, Greater China and International SmallCap Multi-Manager commenced operations.

Effective May 1, 2008, Remco Vergeer was added as portfolio manager to Russia.

On March 27, 2008, the Board of IMF approved a change in the sub-adviser for Emerging Countries from Brandes Investment Partners, L.P. to ING Investment Management Advisors B.V. (“IIMA”) and subsequent changes to Emerging Countries’ principal investment strategies. IIMA will manage Emerging Countries pursuant to an interim sub-advisory agreement until a shareholder meeting to seek approval of a new sub-advisory agreement with IIMA can be held. A proxy statement is expected to be mailed to shareholders on or about June 26, 2008 and a special meeting of shareholders is expected to be held on or about August 21, 2008.

On March 27, 2008, the Board of IMT approved the addition of ING Investment Management Co. (“ING IM”) as a second sub-adviser to International Value and subsequent changes to the International Value’s principal investment strategies. A proxy statement discussing the addition of the second sub-adviser was mailed to shareholders on or about May 13, 2008. If shareholders approve the appointment of ING IM as an additional Sub-Adviser to International Value, it is expected that ING IM will begin managing a portion of International Value on or about July 16, 2008 and International Value will reopen to purchases by existing and new shareholders on or about August 1, 2008.

NOTE 19 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their

NOTES TO FINANCIAL STATEMENTS as of April 30, 2008 (Unaudited) (continued)

NOTE 19 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 92.5%

		Australia: 6.1%
125,644		Australia & New Zealand Banking Group Ltd.	$2,593,868
150,172		Crown Ltd.	1,554,314
575,698		Foster’s Group Ltd.	2,748,338
847,648		Insurance Australia Group	3,473,357
175,010		Suncorp-Metway Ltd.	2,250,916
122,307		TABCORP Holdings Ltd.	1,312,616
102,255		Wesfarmers Ltd.	3,579,288

			17,512,697

		Belgium: 3.2%
59,738		Belgacom SA	2,742,987
31,099	L	Elia System Operator SA	1,384,380
187,090		Fortis	5,077,374

			9,204,741

		Bermuda: 0.5%
278,388		Hiscox Ltd.	1,406,029

			1,406,029

		Brazil: 0.7%
84,609		Tele Norte Leste Participacoes SA ADR	1,938,392

			1,938,392

		Canada: 3.8%
7,854	@,#	Bell Aliant Regional Communications Income Fund	234,739
51,065		Bell Aliant Regional Communications Income Fund	1,526,220
42,056	L	Enerplus Resources Fund	1,888,314
152,133		Precision Drilling Trust	3,806,724
90,582		TransCanada Corp.	3,318,912

			10,774,909

		Denmark: 0.9%
77,249		Danske Bank A/S	2,659,541

			2,659,541

		France: 7.3%
31,921		BNP Paribas	3,402,933
79,685		France Telecom SA	2,493,417
38,728		Sanofi-Aventis	2,985,199
56,322		Total SA	4,717,876
40,749		Vinci SA	2,989,320
103,767		Vivendi	4,183,623

			20,772,368

		Greece: 1.1%
84,211		OPAP SA	3,275,936

			3,275,936

		Hong Kong: 0.5%
198,168		CLP Holdings Ltd.	1,572,301

			1,572,301

		Hungary: 1.0%
106,742	L	Magyar Telekom Telecommunications PLC ADR	2,854,281

			2,854,281

		Ireland: 1.2%
160,952		Allied Irish Banks PLC	3,362,019

			3,362,019

		Israel: 0.7%
485,456		Bank Hapoalim BM	2,056,857

			2,056,857

		Italy: 9.4%
327,633		Enel S.p.A.	3,554,862
122,610		ENI S.p.A.	4,719,083
444,365		Intesa Sanpaolo S.p.A.	3,303,358
99,564		Italcementi S.p.A. RNC	1,583,097
401,947		Mediaset S.p.A.	3,652,786
38,507		Pirelli & C Real Estate S.p.A.	1,155,145
460,065		Snam Rete Gas S.p.A.	2,907,699
1,385,886		Telecom Italia S.p.A. RNC	2,256,067
486,282		UniCredito Italiano S.p.A.	3,664,921

			26,797,018

		Netherlands: 1.1%
76,626		Royal Dutch Shell PLC	3,071,218

			3,071,218

		New Zealand: 0.5%
481,207		Telecom Corp. of New Zealand Ltd.	1,419,344

			1,419,344

		Norway: 1.0%
201,949		DnB NOR ASA	2,997,986

			2,997,986

		Poland: 1.0%
275,767		Telekomunikacja Polska SA	2,770,782

			2,770,782

		Singapore: 0.8%
147,000		DBS Group Holdings Ltd.	2,150,746

			2,150,746

		South Korea: 1.1%
58,609		KT Corp. ADR	1,355,040
25,771		S-Oil Corp.	1,734,653

			3,089,693

		Spain: 1.0%
136,689		Banco Santander Central Hispano SA	2,956,049

			2,956,049

		Sweden: 1.6%
164,346		Svenska Cellulosa AB — B Shares	2,751,206
665,421		Telefonaktiebolaget LM Ericsson	1,680,846

			4,432,052

		Taiwan: 1.2%
304,982		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,427,998

			3,427,998

		Thailand: 0.4%
179,100		Siam Cement PCL	1,218,867

			1,218,867

		United Kingdom: 17.6%
76,831		AstraZeneca PLC	3,223,186
227,113		Aviva PLC	2,821,395
316,886		Barclays PLC	2,865,251
413,742		BBA Aviation PLC	1,284,556
408,817		BP PLC	4,953,932
71,681		British American Tobacco PLC	2,688,913
308,982		Cattles PLC	1,460,208
72,484		Diageo PLC	1,478,357
993,729		DSG International PLC	1,281,951
192,556		GlaxoSmithKline PLC	4,259,565
178,195		HSBC Holdings PLC	3,094,158
1,189,242		Legal & General Group PLC	2,982,005
345,161		Lloyds TSB Group PLC	2,943,548
177,288		Marks & Spencer Group PLC	1,330,215

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
598,562		Royal Bank of Scotland Group PLC	$4,051,287
106,619		Severn Trent PLC	3,078,926
326,280		Tate & Lyle PLC	3,414,481
218,812		United Utilities PLC	3,104,145

			50,316,079

		United States: 28.8%
82,435		AGL Resources, Inc.	2,802,790
57,718		Altria Group, Inc.	1,154,360
68,814		Ameren Corp.	3,121,403
62,121	L	Arthur J. Gallagher & Co.	1,526,313
73,769		AT&T, Inc.	2,855,598
104,015	L	Bank of America Corp.	3,904,723
172,062		Bristol-Myers Squibb Co.	3,780,202
171,182		Citigroup, Inc.	4,325,769
277,099	L	Citizens Communications Co.	2,970,501
70,261	L	Consolidated Edison, Inc.	2,922,858
73,005		Dow Chemical Co.	2,931,151
81,501		Duke Energy Corp.	1,492,283
93,105	L	Fifth Third Bancorp.	1,995,240
116,513	L	First Horizon National Corp.	1,258,340
122,391	L	Foot Locker, Inc.	1,548,246
82,519		General Electric Co.	2,698,371
25,509		Kinder Morgan Energy Partners LP	1,493,297
90,961		Kraft Foods, Inc.	2,877,096
171,344	L	Leggett & Platt, Inc.	2,844,310
142,065	L	Masco Corp.	2,587,004
57,500		MeadWestvaco Corp.	1,512,250
69,386		Merck & Co., Inc.	2,639,443
169,182		NiSource, Inc.	3,028,358
203,758		Pfizer, Inc.	4,097,573
57,718	@	Philip Morris International, Inc.	2,945,350
36,585	L	Rayonier, Inc.	1,537,668
46,378	L	Reynolds American, Inc.	2,497,455
84,120		Southern Co.	3,131,788
62,362		Spectra Energy Corp.	1,540,341
92,239		US Bancorp.	3,125,980
51,154		UST, Inc.	2,663,589
83,339	L	Wachovia Corp.	2,429,332

			82,238,982

		Total Common Stock (Cost $288,068,774)	264,276,885

REAL ESTATE INVESTMENT TRUSTS: 3.6%

		Australia: 1.1%
219,997		Stockland	1,498,433
90,922		Westfield Group	1,562,412

			3,060,845

		Germany: 0.6%
85,389	@	Alstria Office AG	1,631,745

			1,631,745

		Netherlands: 0.5%
16,890		Corio NV	1,569,890

			1,569,890

		United States: 1.4%
51,660	L	Duke Realty Corp.	1,261,537
47,561	L	Hospitality Properties Trust	1,528,135
64,112	L	iStar Financial, Inc.	1,234,156

			4,023,828

		Total Real Estate Investment Trusts (Cost $12,155,452)	10,286,308

		Total Long-Term Investments (Cost $300,224,226)	274,563,193

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 9.1%

		Securities Lending CollateralCC: 9.1%
$26,118,895		Bank of New York Mellon Corp. Institutional Cash Reserves	$26,118,895

		Total Short-Term Investments (Cost $26,118,895)	26,118,895

	Total Investments in Securities
	(Cost $326,343,121)*	105.2%	$300,682,088
	Other Assets and Liabilities - Net	(5.2)	(14,890,609)

	Net Assets	100.0%	$285,791,479

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.

*	Cost for federal income tax purposes is $327,329,614.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,780,650
Gross Unrealized Depreciation	(38,428,176)

Net Unrealized Depreciation	$(26,647,526)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2008 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.5%
Agriculture	4.2
Banks	21.7
Beverages	1.5
Building Materials	1.9
Chemicals	1.0
Diversified	2.0
Diversified Financial Services	2.0
Electric	6.0
Engineering & Construction	1.1
Entertainment	1.6
Food	2.2
Forest Products & Paper	2.0
Gas	3.1
Hotels	0.5
Insurance	4.3
Lodging	0.5
Media	2.7
Miscellaneous Manufacturing	3.2
Office Property	0.6
Oil & Gas	8.7
Pharmaceuticals	7.3
Pipelines	2.2
Real Estate	0.4
Retail	1.5
Semiconductors	1.2
Shopping Centers	0.5
Telecommunications	9.5
Water	2.2
Short-Term Investments	9.1
Other Assets and Liabilities — Net	(5.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 100.3%

		Australia: 2.3%
73,393	@	Aquarius Platinum Ltd.	$1,146,352
923,215		Boart Longyear Group	1,649,610
333,200	@	Centamin Egypt Ltd.	443,340
100,238	@	White Energy Co., Ltd.	255,479

			3,494,781

		Barbados: 2.0%
82,200	@	Nabors Industries Ltd.	3,085,788

			3,085,788

		Bermuda: 0.4%
110,700	@	Energy XXI Acquisition Corp. Bermuda Ltd.	536,895

			536,895

		Brazil: 1.1%
43,300		Cia Vale do Rio Doce ADR	1,692,164

			1,692,164

		Canada: 21.9%
8,700		Agnico-Eagle Mines Ltd.	543,315
6,900		Barrick Gold Corp.	266,478
56,900		Canadian Natural Resources Ltd.	4,836,500
425,056	@	Catalyst Paper Corp.	422,059
256,500	@	Consolidated Thompson Iron Mines Ltd.	2,040,080
107,000	@	Eldorado Gold Corp.	729,908
72,700		Encana Corp.	5,874,887
236,600	@	European Goldfields Ltd.	1,282,729
8,100		First Quantum Minerals Ltd.	711,233
33,892	@	FNX Mining Co., Inc.	841,327
16,063	@	Franco-Nevada Corp.	285,501
16,100	@,#	Franco-Nevada Corp.	285,775
281,200	@	Frontera Copper Corp.	1,359,789
49,749		GoldCorp, Inc.	1,777,034
79,600	@	MAG Silver Corp.	848,087
13,200	@	Major Drilling Group International	676,973
137,200	@	Premier Gold Mines Ltd.	258,842
34,900	@	QuADRa Mining Ltd.	788,031
404,700	@	Shore Gold, Inc.	1,462,723
163,100	@	Silver Bear Resources, Inc.	387,061
293,709	I	Silver Bear Resources, Inc. — PIPE	232,339
83,175	@	Silver Wheaton Corp.	1,103,732
24,400	@	Sino-Forest Corp.	369,477
30,800		Suncor Energy, Inc.	3,470,852
17,364		Teck Cominco Ltd.	758,286
25,144		TransCanada Corp	923,791
49,800	@	Viterra, Inc.	680,912
52,036		Yamana Gold, Inc.	667,102

			33,884,823

		France: 1.4%
26,500		Total SA ADR	2,226,000

			2,226,000

		Italy: 1.0%
20,300		ENI S.p.A. ADR	1,563,506

			1,563,506

		Netherlands: 2.7%
52,400		Royal Dutch Shell PLC ADR — Class A	4,208,244

			4,208,244

		Norway: 1.9%
81,200		Statoil ASA ADR	2,937,004

			2,937,004

		South Africa: 0.9%
129,235	@	First Uranium Corp.	841,805
854,618	@	Merafe Resources Ltd.	392,821
68,496		Sentula Mining Ltd.	162,568

			1,397,194

		Switzerland: 0.9%
18,538		Xstrata PLC	1,443,249

			1,443,249

		United Kingdom: 0.9%
29,900		Randgold Resources Ltd. ADR	1,361,048

			1,361,048

		United States: 62.9%
39,500		Anadarko Petroleum Corp.	2,629,120
46,350		Apache Corp.	6,242,418
36,200		Baker Hughes, Inc.	2,927,856
112,300		BJ Services Co.	3,174,721
92,700		Chevron Corp.	8,913,105
5,700		Cleveland-Cliffs, Inc.	914,280
83,200		ConocoPhillips	7,167,680
17,100		Consol Energy, Inc.	1,384,416
48,400		Devon Energy Corp.	5,488,560
13,042		Diana Shipping, Inc.	395,955
68,700		El Paso Corp.	1,177,518
128,700		ExxonMobil Corp.	11,978,107
24,300		Freeport-McMoRan Copper & Gold, Inc.	2,764,125
19,500	@	Global Industries Ltd.	311,220
129,800		Halliburton Co.	5,959,118
29,750		Hess Corp.	3,159,450
62,100	@	Key Energy Services, Inc.	850,770
35,500		Marathon Oil Corp.	1,617,735
28,100		Noble Energy, Inc.	2,444,700
70,800		Occidental Petroleum Corp.	5,891,268
115,100		Patterson-UTI Energy, Inc.	3,215,894
10,800	@	Plains Exploration & Production Co.	672,624
47,000		Schlumberger Ltd.	4,725,850
58,500		Spectra Energy Corp.	1,444,950
47,100		Sunoco, Inc.	2,185,911
45,100		Tidewater, Inc.	2,941,422
27,904	@	Transocean, Inc.	4,114,724
5,000		United States Steel Corp.	769,750
30,125		XTO Energy, Inc.	1,863,533

			97,326,780

	Total Investments in Securities
	(Cost $134,633,766)*	100.3%	$155,157,476
	Other Assets and Liabilities - Net	(0.3)	(404,131)

	Net Assets	100.0%	$154,753,345

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid security

*	Cost for federal income tax purposes is $135,154,288.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,930,199
Gross Unrealized Depreciation	(2,927,011)

Net Unrealized Appreciation	$20,003,188

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of April 30, 2008 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Coal	1.1%
Engineering & Construction	1.1
Forest Products & Paper	0.5
Iron/Steel	2.4
Mining	16.5
Oil & Gas	59.6
Oil & Gas Services	14.2
Pipelines	2.3
Transportation	2.6
Other Assets and Liabilities — Net	(0.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 27.3%

		Austria: 0.2%
19,460	@	CA Immobilien Anlagen AG	$452,483
206,140	@	Meinl European Land Ltd.	2,688,274

			3,140,757

		Brazil: 0.6%
707,700	@	BR Malls Participacoes SA	7,663,699
517,500
	Brascan Residential Properties SA (Issuer: Merrill Lynch)	2,848,710

			10,512,409

		Canada: 0.5%
391,800	L	Brookfield Properties Co. (U.S. Denominated Security)	7,886,934

			7,886,934

		Finland: 0.8%
2,260,985		Citycon OYJ	13,125,829

			13,125,829

		Germany: 0.1%
19,440		Deutsche Euroshop AG	825,299

			825,299

		Hong Kong: 12.3%
3,870,400		Cheung Kong Holdings Ltd.	60,453,364
3,063,100		Hang Lung Group Ltd.	16,484,441
4,300,300		Hang Lung Properties Ltd.	17,458,455
1,815,600		Hongkong Land Holdings Ltd.	8,241,913
2,518,100		Kerry Properties Ltd.	17,048,802
4,639,600		Shui On Land Ltd.	4,611,036
5,307,500		Sino Land Co.	13,384,093
3,062,700		Sun Hung Kai Properties Ltd.	53,525,399
1,920,375		Wharf Holdings Ltd.	9,711,699

			200,919,202

		India: 0.5%
1,023,600	@	Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	7,830,875

			7,830,875

		Japan: 9.6%
2,600,600		Mitsubishi Estate Co., Ltd.	75,630,355
2,421,300		Mitsui Fudosan Co., Ltd.	61,186,062
3,238		NTT Urban Development Corp.	5,023,790
594,100		Sumitomo Realty & Development Co., Ltd.	14,891,677

			156,731,884

		Singapore: 1.0%
3,137,400		CapitaLand Ltd.	15,812,501

			15,812,501

		Sweden: 0.5%
887,660		Hufvudstaden AB	8,730,776

			8,730,776

		Switzerland: 0.6%
166,700	@	PSP Swiss Property AG	10,320,943

			10,320,943

		United Kingdom: 0.6%
135,300	@	Hirco PLC	924,077
3,366,465		Safestore Holdings Ltd.	9,690,518

			10,614,595

		Total Common Stock (Cost $379,498,639)	446,452,004

REAL ESTATE INVESTMENT TRUSTS: 66.6%

		Australia: 10.2%
5,113,300		CFS Retail Property Trust	10,770,717
2,986,100		Commonwealth Property Office Fund	3,947,032
6,090,200		DB Rreef Trust	10,079,761
2,422,100		GPT Group	7,609,427
2,708,765		Macquarie CountryWide Trust	3,547,287
3,129,931		Macquarie Goodman Group	13,292,757
2,589,500		Mirvac Group	10,232,085
3,789,400		Stockland	25,810,177
2,642,250		Valad Property Group	2,356,044
4,600,154		Westfield Group	79,049,462

			166,694,749

		Canada: 1.2%
64,000	@,#	Calloway Real Estate Investment Trust	1,345,328
193,000		Calloway Real Estate Investment Trust	4,057,005
695,600		RioCan Real Estate Investment Trust	14,483,896

			19,886,229

		France: 6.3%
28,680		Gecina SA	4,036,546
144,050		Klepierre	8,711,258
358,219		Mercialys	16,631,534
19,281		Societe de la Tour Eiffel	2,754,184
37,153		Societe Immobiliere de Location pour l’Industrie et le Commerce	5,294,764
255,386		Unibail	65,589,427

			103,017,713

		Hong Kong: 0.9%
5,786,100		Link Real Estate Investment Trust	13,852,262

			13,852,262

		Japan: 3.6%
858		Japan Logistics Fund, Inc.	5,842,227
1,635		Japan Real Estate Investment Corp.	19,381,441
1,075		Japan Retail Fund Investment Corp.	6,366,245
726		Kenedix Realty Investment Corp.	4,296,944
486		Nippon Accommodations Fund, Inc.	2,340,251
1,383		Nippon Building Fund, Inc.	18,153,394
581		Nomura Real Estate Residential Fund, Inc.	2,513,178

			58,893,680

		Netherlands: 2.1%
263,410		Corio NV	24,483,402
180,305		Eurocommercial Properties NV	10,337,925

			34,821,327

		Singapore: 1.6%
4,504,400	@	Ascendas Real Estate Investment Trust	8,598,908
5,480,500	@	CapitaMall Trust	14,104,743

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Singapore (continued)
3,465,600	@	Macquarie MEAG Prime Real Estate Investment Trust	$3,168,753

			25,872,404

		United Kingdom: 6.7%
943,700		British Land Co. PLC	15,661,859
445,800		Brixton PLC	2,626,095
468,130		Derwent Valley Holdings PLC	12,390,202
557,596		Great Portland Estates PLC	5,047,487
851,728		Hammerson PLC	16,957,523
1,344,617		Land Securities Group PLC	40,888,604
220,359		Liberty International PLC	4,264,345
1,312,800		Segro PLC	11,954,167

			109,790,282

		United States: 34.0%
82,900		Acadia Realty Trust	2,125,556
212,800	L	AMB Property Corp.	12,289,200
105,010	L	AvalonBay Communities, Inc.	10,474,748
198,200	L	BioMed Realty Trust, Inc.	5,153,200
404,600	L	Boston Properties, Inc.	40,658,254
222,400	L	BRE Properties, Inc.	10,664,080
172,300	L	Corporate Office Properties Trust SBI MD	6,426,790
388,100	L	Douglas Emmett, Inc.	9,221,256
153,600	L	Equity One, Inc.	3,793,920
341,600	L	Equity Residential	14,183,232
103,000	L	Essex Property Trust, Inc.	12,257,000
183,900	L	Extra Space Storage, Inc.	3,095,037
347,000	L	Federal Realty Investment Trust	28,506,050
118,100	L	FelCor Lodging Trust, Inc.	1,486,879
448,900	L	General Growth Properties, Inc.	18,386,944
556,000	L	HCP, Inc.	19,849,200
224,500	L	Health Care Real Estate Investment Trust, Inc.	10,877,025
232,900	L	Highwoods Properties, Inc.	8,160,816
147,600	L	Home Properties, Inc.	7,759,332
1,040,510	L	Host Hotels & Resorts, Inc.	17,896,772
144,400	L	Kilroy Realty Corp.	7,555,008
372,100	L	Kimco Realty Corp.	14,850,511
97,400		LaSalle Hotel Properties	3,123,618
224,275	L	Liberty Property Trust	7,856,353
164,800	L	Macerich Co.	12,051,824
336,000	L	Nationwide Health Properties, Inc.	12,102,720
365,500		Omega Healthcare Investors, Inc.	6,396,250
83,200	L	Post Properties, Inc.	3,053,440
384,500	L	Prologis	24,073,545
294,754	L	Public Storage, Inc.	26,734,188
328,000	L	Regency Centers Corp.	23,474,960
677,650		Simon Property Group, Inc.	67,670,129
124,400	L	SL Green Realty Corp.	11,544,320
290,400	L	Strategic Hotel Capital, Inc.	4,184,664
271,000		Tanger Factory Outlet Centers, Inc.	10,932,140
233,500	L	Taubman Centers, Inc.	13,232,445
366,700	L	UDR, Inc.	9,270,176
709,100	L	Ventas, Inc.	34,433,896
198,000	L	Vornado Realty Trust	18,431,820

			554,237,298

		Total Real Estate Investment Trusts (Cost $1,049,328,521)	1,087,065,944

MUTUAL FUNDS: 0.8%

		Australia: 0.3%
2,178,900	**	ING Industrial Fund	4,281,390

			4,281,390

		Luxembourg: 0.4%
464,350		Prologis European Properties	7,540,621

			7,540,621

		United Kingdom: 0.1%
1,266,400	**	ING UK Real Estate Income Trust Ltd.	1,781,018

			1,781,018

		Total Mutual Funds (Cost $13,918,601)	13,603,029

WARRANTS: 0.0%

		Hong Kong: 0.0%
158,416	@	China Overseas Land & Investment Ltd.	85,376

		Total Warrants (Cost $-)	85,376

		Total Long-Term Investments (Cost $1,442,745,761)	1,547,206,353

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 21.2%

		U.S. Government Agency Obligations: 3.6%
$58,809,000	L,Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$58,806,468

		Total U.S. Government Agency Obligations (Cost $58,806,468)	58,806,468

		Securities Lending CollateralCC: 17.6%
287,051,807		Bank of New York Mellon Corp. Institutional Cash Reserves	287,051,807

		Total Securities Lending Collateral (Cost $287,051,807)	287,051,807

		Total Short-Term Investments (Cost $345,858,275)	345,858,275

	Total Investments in Securities
	(Cost $1,788,604,036)*	115.9%	$1,893,064,628
	Other Assets and Liabilities - Net	(15.9)	(259,909,967)

	Net Assets	100.0%	$1,633,154,661

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2008 (Unaudited) (continued)

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $1,836,128,375.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$110,673,017
Gross Unrealized Depreciation	(53,736,764)

Net Unrealized Appreciation	$56,936,253

Percentage of
Industry	Net Assets

Apartments	4.3%
Closed-End Funds	0.8
Diversified	20.4
Engineering & Construction	0.5
Health Care	5.1
Holding Companies — Diversified	0.6
Hotels	1.7
Office Property	9.5
Real Estate	25.6
Regional Malls	6.8
Shopping Centers	14.4
Storage	1.8
Storage/Warehousing	0.6
Warehouse/Industrial	2.6
Short-Term Investments	21.2
Other Assets and Liabilities — Net	(15.9)

Net Assets	100.0%

At April 30, 2008 the following forward foreign currency contracts were outstanding for the ING Global Real Estate Fund:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD

Japanese Yen JPY 127,933,302	Buy	05/07/08	1,225,720	1,230,861	$5,141

					$5,141

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 90.2%

		Australia: 0.4%
126,600	@	Moto Goldmines Ltd.	$457,575

			457,575

		Brazil: 2.9%
191,800	L	Centrais Eletricas Brasileiras SA ADR — Class B	2,911,620
11,700	L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	592,371

			3,503,991

		Canada: 7.4%
43,264	L	AbitibiBowater, Inc.	427,016
138,400		Barrick Gold Corp.	5,345,008
182,700	@,L	Crystallex International Corp.	166,257
457,800	@	Gabriel Resources Ltd.	904,599
85,100	@,L	Ivanhoe Mines Ltd.	817,811
198,100	@	Patheon, Inc.	717,967
12,700	L	Petro-Canada	636,524

			9,015,182

		Cayman Islands: 1.3%
152,500	@,L	Apex Silver Mines Ltd.	1,532,625

			1,532,625

		Finland: 1.1%
70,500		UPM-Kymmene OYJ	1,352,041

			1,352,041

		France: 4.5%
73,000		Sanofi-Aventis ADR	2,816,340
11,300		Technip SA ADR	1,044,322
24,200		Thales SA	1,576,215

			5,436,877

		Italy: 1.0%
32,000		ERG S.p.A.	700,745
322,800		Telecom Italia S.p.A. RNC	525,482

			1,226,227

		Japan: 17.4%
168,000	@	Chiyoda Corp.	1,266,619
500		Fields Corp.	957,182
5,800		Hakuhodo DY Holdings, Inc.	352,484
42,400		JS Group Corp.	738,609
5,900	L	Kao Corp. ADR	1,586,355
55,000		Kissei Pharmaceutical Co., Ltd.	1,161,958
183,000		Nippon Oil Corp.	1,261,168
245,000		Nippon Telegraph & Telephone Corp. ADR	5,265,050
83,000		Obayashi Corp.	403,218
97,800		Paramount Bed Co., Ltd.	1,300,573
262,000		Sekisui House Ltd.	2,494,085
25,400		Seven & I Holdings Co., Ltd.	760,386
282,000		Sumitomo Osaka Cement Co., Ltd.	617,904
66,000		Sumitomo Trust & Banking Co., Ltd.	593,405
54,000		Toppan Printing Co., Ltd.	602,935
21,000		Toppan Printing Co., Ltd. ADR	1,161,420
33,100		Toyo Seikan Kaisha Ltd.	650,592

			21,173,943

		Netherlands: 3.7%
57,000		Royal Dutch Shell PLC ADR — Class B	4,542,900

			4,542,900

		Norway: 2.2%
4,134,000	@,L	Marine Harvest	2,713,123

			2,713,123

		Papua New Guinea: 1.9%
820,004	@,L	Lihir Gold Ltd.	2,326,401

			2,326,401

		South Africa: 5.7%
142,000	L	Anglogold Ashanti Ltd. ADR	4,845,040
153,900		Gold Fields Ltd.	2,057,990

			6,903,030

		South Korea: 5.3%
326,150	L	Korea Electric Power Corp. ADR	5,358,648
35,200	L	KT Corp. ADR	813,824
3,800	@	Samsung SDI Co., Ltd.	292,747

			6,465,219

		Sweden: 0.5%
24,200	L	Telefonaktiebolaget LM Ericsson ADR	610,324

			610,324

		Switzerland: 0.5%
16,800	L	UBS AG — New	564,312

			564,312

		United Kingdom: 8.0%
82,000	L	AstraZeneca PLC ADR	3,442,360
221,500		Benfield Group Ltd.	1,154,153
17,800		BP PLC ADR	1,295,662
35,139	@,L	Lighthouse Caledonia ASA	33,143
76,800		Mondi PLC	608,656
143,900		Stolt-Nielsen SA	3,199,052

			9,733,026

		United States: 26.4%
164,100	@	Allied Waste Industries, Inc.	2,028,276
75,200	@	Amgen, Inc.	3,148,624
19,000		Chevron Corp.	1,826,850
20,600	@	eBay, Inc.	644,574
67,900		Electronic Data Systems Corp.	1,260,224
34,300	L	Idacorp, Inc.	1,112,692
20,000		Microsoft Corp.	570,400
126,300	L	Newmont Mining Corp.	5,583,723
26,650		Peabody Energy Corp.	1,629,115
46,200		Puget Energy, Inc.	1,257,102
18,900	@,L	Scholastic Corp.	532,035
136,700	@,L	Smithfield Foods, Inc.	3,920,556
394,600	L	Sprint Nextel Corp.	3,152,854
30,600	@,L	Tech Data Corp.	1,028,466
166,600		Tyson Foods, Inc.	2,965,480
9,400		Union Pacific Corp.	1,364,786

			32,025,757

		Total Common Stock (Cost $108,288,217)	109,582,553

RIGHTS: 0.0%

		Switzerland: 0.0%
16,800		UBS AG — Reg Rights	17,349

		Total Rights (Cost $25,591)	17,349

		Total Long-Term Investments (Cost $108,313,808)	109,599,902

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 30.6%

		U.S. Government Agency Obligations: 7.4%
$9,030,000	L,Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$9,029,611

		Total U.S. Government Agency Obligations (Cost $9,029,611)	9,029,611

		Securities Lending CollateralCC: 23.2%
28,197,205		Bank of New York Mellon Corp. Institutional Cash Reserves	28,197,205

		Total Securities Lending Collateral (Cost $28,197,205)	28,197,205

		Total Short-Term Investments (Cost $37,226,816)	37,226,816

	Total Investments in Securities
	(Cost $145,540,624)*	120.8%	$146,826,718
	Other Assets and Liabilities - Net	(20.8)	(25,254,221)

	Net Assets	100.0%	$121,572,497

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $146,351,739.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,109,680
Gross Unrealized Depreciation	(9,634,701)

Net Unrealized Appreciation	$474,979

Percentage of
Industry	Net Assets

Advertising	0.3%
Aerospace/Defense	1.3
Banks	0.5
Biotechnology	2.6
Building Materials	1.1
Coal	1.3
Commercial Services	1.5
Computers	1.0
Cosmetics/Personal Care	1.3
Distribution/Wholesale	0.8
Diversified Financial Services	0.5
Electric	8.8
Electronics	0.2
Engineering & Construction	1.4
Environmental Control	1.7
Food	7.9
Forest Products & Paper	2.0
Healthcare — Products	1.1
Home Builders	2.1
Insurance	0.9
Internet	0.5
Leisure Time	0.8
Media	0.4
Mining	19.8
Oil & Gas	8.4
Oil & Gas Services	0.9
Packaging & Containers	0.5
Pharmaceuticals	6.7
Retail	0.6
Software	0.5
Telecommunications	8.5
Transportation	3.8
Water	0.5
Short-Term Investments	30.6
Other Assets and Liabilities — Net	(20.8)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 55.4%

		Australia: 1.3%
5,600		Lend Lease Corp., Ltd.	$65,534

			65,534

		Hong Kong: 28.6%
23,100		Cheung Kong Holdings Ltd.	360,808
11,000		Hang Lung Group Ltd.	59,198
32,000		Hang Lung Properties Ltd.	129,914
7,900		Henderson Land Development Co., Ltd.	60,433
22,300		Hongkong Land Holdings Ltd.	101,231
14,000		Hysan Development Co., Ltd.	40,612
14,000		Kerry Properties Ltd.	94,787
31,000		Shui On Land Ltd.	30,809
36,000		Shun TAK Holdings Ltd.	48,033
32,000		Sino Land Co.	80,695
20,400		Sun Hung Kai Properties Ltd.	356,521
13,000		Wharf Holdings Ltd.	65,743

			1,428,784

		India: 0.3%
2,200	@	Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	16,831

			16,831

		Japan: 22.1%
17,000		Mitsubishi Estate Co., Ltd.	494,392
15,000		Mitsui Fudosan Co., Ltd.	379,049
40		NTT Urban Development Corp.	62,060
5,000		Sumitomo Realty & Development Co., Ltd.	125,330
2,000		Tokyo Tatemono Co., Ltd.	17,461
3,000		Tokyu Land Corp.	22,443

			1,100,735

		Singapore: 3.1%
22,000		CapitaLand Ltd.	110,880
2,000		City Developments Ltd.	17,897
16,000		Wheelock Properties S Ltd.	23,965

			152,742

		Total Common Stock
		(Cost $3,028,553)	2,764,626

REAL ESTATE INVESTMENT TRUSTS: 38.7%

		Australia: 22.0%
2,900		Australand Property Group	4,498
23,300		Babcock & Brown Japan Property Trust	25,636
31,800		CFS Retail Property Trust	66,984
11,700		Charter Hall Group	15,952
49,200		Commonwealth Property Office Fund	65,033
21,100		DB Rreef Trust	34,922
40,900		GPT Group	128,494
18,300		Macquarie Goodman Group	77,720
15,400		Mirvac Group	60,851
20,500		Stockland	139,629
11,700		Valad Property Group	10,433
27,100		Westfield Group	465,689

			1,095,841

		Hong Kong: 2.1%
43,000		Link Real Estate Investment Trust	102,945

			102,945

		Japan: 8.2%
4		Fukuoka Real Estate Investment Trust Corp.	24,029
2		Japan Excellent, Inc.	12,211
4		Japan Logistics Fund, Inc.	27,236
10		Japan Real Estate Investment Corp.	118,541
3		Kenedix Realty Investment Corp.	17,756
11		Nippon Building Fund, Inc.	144,387
5		Nomura Real Estate Office Fund, Inc.	39,761
3		Tokyu Real Estate Investment Trust, Inc.	25,261

			409,182

		Singapore: 6.4%
31,000	@	Ascendas Real Estate Investment Trust	59,179
23,000	@	Ascott Residence Trust	22,606
22,000	@	CapitaCommercial Trust	36,431
37,000	@	CapitaMall Trust	95,224
43,000	@	Fortune Real Estate Investment Trust	27,546
87,900	@	Macquarie MEAG Prime Real Estate Investment Trust	80,371

			321,357

		Total Real Estate Investment Trusts (Cost $2,057,792)	1,929,325

MUTUAL FUNDS: 0.8%

		Australia: 0.8%
21,800	**	ING Industrial Fund	42,836

		Total Mutual Funds (Cost $51,688)	42,836

	Total Investments in Securities
	(Cost $5,138,033)*	94.9%	$4,736,787
	Other Assets and Liabilities - Net	5.1	252,174

	Net Assets	100.0%	$4,988,961

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
**	Investment in affiliate

*	Cost for federal income tax purposes is $5,246,814.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$56,854
Gross Unrealized Depreciation	(566,881)

Net Unrealized Depreciation	$(510,027)

Percentage of
Industry	Net Assets

Closed-End Funds	0.8%
Diversified	12.7
Engineering & Construction	0.3
Holding Companies — Diversified	1.3
Hotels	0.5
Office Property	8.1
Real Estate	53.8
Shopping Centers	16.8
Warehouse/Industrial	0.6
Other Assets and Liabilities — Net	5.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 91.1%

		Australia: 5.4%
123,258		Ansell Ltd.	$1,333,966
71,700	@	Anvil Mining Ltd.	948,311
137,088	@	Arrow Energy NL	302,554
237,273		Australian Infrastructure Fund	624,566
343,059	@	Australian Worldwide Exploration Ltd.	1,181,332
147,947		Beach Petroleum Ltd.	168,486
561,918		Challenger Financial Services Group Ltd.	1,104,593
87,851		Computershare Ltd.	737,933
73,251		CSR Ltd.	218,023
39,238		Felix Resources Ltd.	541,996
12,760		Flight Centre Ltd.	261,828
104,088		Goodman Fielder Ltd.	175,169
37,734		Healthscope Ltd.	193,078
18,169		Incitec Pivot Ltd.	2,763,823
26,208		Independence Group NL	205,876
348,327		Macmahon Holdings Ltd.	532,869
122,479		Macquarie Media Group Ltd.	424,791
204,407		Metcash Ltd.	811,518
194,505		Minara Resources Ltd.	1,065,644
55,402		Mincor Resources NL	183,999
30,428		Monadelphous Group Ltd.	385,345
67,247	I,X	Octaviar Ltd.	62,813
306,096		Oxiana Ltd.	950,257
348,347		Pacific Brands Ltd.	645,775
267,174		PMP Ltd.	338,321
87,158		Seven Network Ltd.	762,233
18,774		Sims Group Ltd.	585,621
642,407	#	Spark Infrastructure Group	1,075,685
93,984		Transfield Services Ltd.	1,133,693

			19,720,098

		Austria: 0.5%
64,255	@	Austrian Airlines	372,098
14,678	@	Ca Immo International AA	230,527
38,594	@	CA Immobilien Anlagen AG	897,387
6,171		Zumtobel AG	187,690

			1,687,702

		Belgium: 0.7%
36,621		AGFA-Gevaert NV	267,360
12,672		EVS Broadcast Equipment SA	1,288,993
18,069		Omega Pharma SA	788,950
24,149	@	RHJ International	315,029

			2,660,332

		Bermuda: 0.4%
46,927		Catlin Group Ltd.	362,797
88,600	@	Global Sources Ltd.	1,230,654

			1,593,451

		Canada: 7.2%
9,500		Aecon Group, Inc.	149,136
50,500		Aeroplan Income Fund	764,696
34,500	@	Altius Minerals Corp.	523,444
13,600		Astral Media Inc.	466,027
9,100		Atco Ltd.	428,480
63,000	@	CanWest Global Communications Corp.	262,109
94,000	@	Celestica, Inc.	882,971
28,100		CML Healthcare Income Fund	418,807
100,500		Daylight Resources Trust	976,959
38,500		Emera, Inc.	820,003
6,300	@	FNX Mining Co., Inc.	156,390
32,000		Forzani Group Ltd.	563,360
32,800		Gerdau AmeriSteel Corp.	511,330
1		Harvest Energy Trust	12
13,100	@	HudBay Minerals, Inc.	247,145
24,500		Iamgold Corp.	147,667
34,400		Industrial Alliance Insurance	1,352,978
7,000		Inmet Mining Corp.	574,471
49,900		Jazz Air Income Fund	385,485
14,900		Labrador Iron Ore Royalty Income Fund	781,174
27,300		Laurentian Bank of Canada	1,144,209
45,200		Methanex Corp.	1,054,712
33,400		Metro Inc.	809,215
13,000		Northbridge Financial Corp.	448,565
113,300	@	Northgate Minerals Corp.	321,754
14,700	@	Oilexco Incorporated	224,346
29,100	@	Petrobank Energy & Resources Ltd.	1,404,290
23,200	@	Petrolifera Petroleum Ltd.	217,694
67,500		Progress Energy Trust	941,689
65,600	@	QuADRa Mining Ltd.	1,481,227
9,700		Rothmans Inc.	239,538
36,200		Shawcor Ltd.	1,078,344
87,400		Sherritt International Corp.	1,219,313
71,700	@	Silver Wheaton Corp.	950,447
50,200		Silvercorp Metals, Inc.	366,369
14,200	@	Sino-Forest Corp.	215,023
33,500	@	Stantec, Inc.	985,607
42,200		Teranet Income Fund	398,074
20,200		Transcontinental, Inc.	378,888
123,400	@	UTS Energy Corp.	662,888
34,600		Vermilion Energy Trust	1,362,905

			26,317,741

		China: 0.1%
56,000		Hengan International Group Co., Ltd.	199,882

			199,882

		Denmark: 0.4%
16,175		East Asiatic Co., Ltd. A/S	1,429,641

			1,429,641

		Finland: 0.1%
16,997		OKO Bank	337,421

			337,421

		France: 9.4%
29,911		Accor SA	2,464,480
30,058		Air France-KLM	929,171
15,794	@	Arkema	907,506
4,920		Bacou Dalloz	622,232
2,501		Bollore Investissement	552,712
2,224		Bonduelle S.C.A.	275,656
9,192		Capgemini SA	552,085
2,839		Cie Generale D’Optique Essilor International SA	176,118
5,529		Ciments Francais SA	1,066,372
12,656		CNP Assurances	1,501,077
6,305	@	Compagnie Generale de Geophysique SA	1,583,612
1,534		Eramet SLN	1,368,029
10,325		Etablissements Maurel et Prom	238,006
10,767		Eurazeo	1,386,437
45,465	@	Eutelsat Communications	1,336,153
590		Generale de Sante	13,404
24,338		IMS-International Metal Service	976,313
11,581		Ipsen	707,722
4,859		Kaufman & Broad SA	224,651
21,793		Lagardere SCA	1,553,716
1,303		Laurent-Perrier Group	188,638
41,632		Legrand SA	1,244,284
25,563		Neuf Cegetel	1,429,935
3,411		Pierre & Vacances	374,385
48,842		Safran SA	1,021,014
61,543		Scor SA	1,477,300
10,081		Sequana Capital	257,573
16,048		Societe BIC SA	821,419
20,894		Sodexho Alliance SA	1,393,360
24,104		Technip SA	2,221,107
26,376		Thales SA	1,717,944

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		France (continued)
157,690	@	Thomson	$997,058
2,530	@	UbiSoft Entertainment	252,689
4,614		Vallourec	1,250,916
5,976		Vilmorin & Cie	1,114,542
3,014		Virbac SA	284,144

			34,481,760

		Germany: 8.9%
52,837		Aareal Bank AG	1,959,593
9,593		Adidas AG	608,931
70,942	@	Aixtron AG	1,097,275
1,963		AMB Generali Holding AG	360,401
22,143		Celesio AG	962,864
22,562		Curanum AG	161,612
16,240		Deutsche Beteiligungs AG	402,358
28,173		Deutsche Euroshop AG	1,196,046
84,697		Deutsche Lufthansa AG	2,234,799
30,682	@	Drillisch AG	189,244
65,475		EpCos. AG	999,029
46,118		Freenet AG	788,407
38,020		Fresenius Medical Care AG & Co. KGaA	2,011,888
73,679		Gildemeister AG	2,163,421
17,714		Hannover Rueckversicheru — Reg	963,478
11,134		HeidelbergCement AG	1,861,302
1,783		Hochtief AG	181,545
156,291	@	IKB Deutsche Industriebank AG	1,071,854
122,027	@	Infineon Technologies AG	1,122,484
50,669	@	IWKA AG	1,852,475
34,382	@	Jenoptik AG	304,802
1,168		K+S AG	477,551
33,231		Kontron AG	536,283
2,515		KWS Saat AG	545,967
24,380		Leoni AG	1,309,177
10,040		MAN AG	1,395,829
41,810	@	Medion AG	831,357
6,059		Salzgitter AG	1,232,455
58,615		Suedzucker AG	1,326,714
9,507		United Internet AG	202,462
13,309		Vossloh AG	1,920,714
1,297		Wacker Chemie AG	314,570

			32,586,887

		Greece: 0.5%
64,540		Hellenic Technodomiki Tev SA	800,699
17,207		Neochimiki LV Lavrentiadis SA	494,932
17,300		Tsakos Energy Navigation Ltd.	562,250

			1,857,881

		Hong Kong: 2.3%
295,700	@	CDC Corp. — Class A	1,020,165
686,000		China Gas Holdings Ltd.	212,673
410,000		Great Eagle Holding Co.	1,189,464
408,800		Hkr International Ltd.	277,686
219,500		Hongkong & Shanghai Hotels	375,863
413,000		Hopewell Holdings	1,797,279
658,000		Hysan Development Co., Ltd.	1,908,779
552,000		K Wah International Holdings Ltd.	241,855
15,100	@	Khd Humboldt Wedag International	437,749
100,800		Mandarin Oriental International Ltd.	224,298
1,137,000		Minmetals Resources Ltd.	440,665
1,232,000		Sinolink Worldwide Holdings	216,174

			8,342,650

		Indonesia: 0.0%
222,316	@	First Resources Ltd.	165,583

			165,583

		Ireland: 0.9%
57,177		Iaws Group PLC	1,440,883
45,304		Kerry Group PLC	1,401,673
70,278		United Drug PLC	417,973

			3,260,529

		Italy: 5.0%
48,693		ACEA S.p.A.	937,617
242,638		AEM S.p.A.	891,750
87,358		Banca Popolare di Milano Scrl	1,071,505
46,746		Benetton Group S.p.A.	609,956
40,414		Biesse S.p.A.	859,347
47,285		Buzzi Unicem S.p.A.	1,202,386
18,539		Buzzi Unicem S.p.A. RNC	319,782
111,019	@	DeA Capital S.p.A.	311,538
468,722	@	Ducati Motor Holding S.p.A.	1,231,775
309,570		IMMSI S.p.A.	423,732
220,341	@	Impregilo S.p.A.	1,326,181
115,790		Indesit Co. S.p.A.	1,389,959
22,997		Italcementi S.p.A. RNC	365,659
5,728		Italmobiliare S.p.A.	409,946
7,916		Italmobiliare S.p.A. RNC	750,213
19,122		Permasteelisa S.p.A.	406,253
335,654		Piaggio & C S.p.A.	750,690
173,941		Recordati S.p.A.	1,267,972
173,449		Safilo Group S.p.A.	478,454
190,661	@	Sorin S.p.A.	320,531
354,624		Terna S.p.A	1,564,164
461,877		Unipol S.p.A.	1,505,096

			18,394,506

		Japan: 14.7%
101,000	@	Aida Engineering Ltd.	646,101
3,600		Alfresa Holdings Corp.	253,909
30,200		Aoyama Trading Co., Ltd.	685,525
20,400		Arisawa Manufacturing Co., Ltd.	143,843
36,800		Autobacs Seven Co., Ltd.	961,615
7,700		Bank of Iwate Ltd.	495,770
125,000		Bank of Nagoya Ltd.	858,092
9,000		Bank of Okinawa Ltd.	344,783
61,100		Chuo Denki Kogyo Co., Ltd.	935,987
99,000		COMSYS Holdings Corp.	895,485
61,200		Culture Convenience Club Co., Ltd.	253,523
59,000		Daimei Telecom Engineering Corp.	483,963
43		Dena Co., Ltd.	305,587
51,000		Denki Kogyo Co., Ltd.	310,394
73,000		Eighteenth Bank Ltd.	265,858
75,874	@	Eneserve Corp.	298,432
19,900		Enplas Corp.	209,458
34		EPS Co., Ltd.	162,671
25,000		Ezaki Glico Co., Ltd.	275,968
20,600		Fuji Machine Manufacturing Co., Ltd.	410,156
142,000		Fukuyama Transporting Co., Ltd.	479,180
57,200		Glory Ltd.	1,288,368
56,000		H2O Retailing Corp.	406,059
58,000	@	Higashi-Nippon Bank Ltd.	235,663
110,000		Higo Bank Ltd.	692,830
37,000		Hitachi Capital Corp.	545,764
71,000		Hitachi Kokusai Electric, Inc.	674,131
40,000		Hitachi Software Engineering Co., Ltd.	984,932
125,000		Hokkoku Bank Ltd.	537,866
65,300		House Foods Corp.	1,016,744
100,000		Hyakugo Bank Ltd.	657,651
55,800	@	Ines Corp.	286,940
44,100		Itochu Enex Co., Ltd.	263,293
150,000	@	Itoham Foods, Inc.	847,029
134,000	@	Jaccs Co., Ltd.	477,580
46,300		Japan Asia Investment Co., Ltd.	228,799
19,800		Japan Digital Laboratory Co.	268,183
132,000		Japan Radio Co., Ltd.	326,544
96,000		Jeol Ltd.	369,871
133,000		Juroku Bank Ltd.	783,202

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Japan (continued)
81,000		Kagoshima Bank Ltd.	$650,648
25,000		Kaken Pharmaceutical Co., Ltd.	183,096
74,000		Keiyo Bank Ltd.	523,206
39,000		Keiyo Co., Ltd.	213,629
49,900		Kimoto Co., Ltd.	646,686
62,000		Koa Corp.	546,607
19,000		Macnica, Inc.	239,041
106,000	@	Maeda Road Construction Co., Ltd.	829,253
65,700	@	Maruetsu, Inc.	533,320
63,000		Mie Bank Ltd.	321,108
253,000	@	Mitsui Matsushima Co., Ltd.	647,564
99,000		Mitsui Sugar Co., Ltd.	329,262
53,000		Nanto Bank Ltd.	274,164
61,500		NEC Networks & System Integration Corp.	862,137
184,000		Nichirei Corp.	868,608
28,500		Nifco, Inc.	615,160
34,900		Nihon Eslead Corp.	416,825
77,000		Nippon Chemical Industrial Co., Ltd.	197,157
29,200		Nippon Pillar Packing Co., Ltd.	161,333
22,000		Nippon Seiki Co., Ltd.	323,360
140,000	@	Nippon Sharyo Ltd.	306,976
283,000		Nippon Sheet Glass Co., Ltd.	1,303,759
55,600		Nippon Shinyaku Co., Ltd.	654,866
204,000		Nippon Synthetic Chemical Industry Co., Ltd.	1,216,733
110,600	@	NIS Group Co., Ltd.	223,246
139,000		Nissan Shatai Co., Ltd.	1,034,972
89,300		Nisshinbo Industries, Inc.	983,370
4,350		Nitori Co., Ltd.	228,985
86,000	@	Nitto Boseki Co., Ltd.	179,215
21,900		Oiles Corp.	409,132
56,000		Oita Bank Ltd.	395,691
66,600		Okabe Co., Ltd.	257,995
50,000		Pacific Industrial Co., Ltd.	196,184
18,200		Ryosan Co., Ltd.	406,787
87,000		Sanden Corp.	359,452
99,000		San-In Godo Bank Ltd.	876,783
33,000		Sanken Electric Co., Ltd.	183,482
88,000	@	Seika Corp.	191,430
30,000		Shima Seiki Manufacturing Ltd.	1,182,023
44,300		Shin-Etsu Polymer Co., Ltd.	265,264
38,700		Shizuoka Gas Co., Ltd.	232,095
14,900	@	SHO-BOND Holdings Co., Ltd.	171,661
23,300		Sugi Pharmacy Co., Ltd.	616,502
174,000		Sumitomo Bakelite Co. Ltd.	970,492
40,000	@	Taihei Dengyo Kaisha Ltd.	302,437
78,000		Takasago International Corp.	549,768
97,000		Tamura Corp.	309,718
60,500		Tecmo Ltd.	647,163
61,000		Tochigi Bank Ltd.	403,964
35,000		Toho Gas Co., Ltd.	170,236
48,500		Toho Pharmaceutical Co., Ltd.	1,002,370
9,300		Tokyo Seimitsu Co., Ltd.	186,155
73,000		Tokyo Style Co., Ltd.	735,419
145,000		Toshiba Plant Systems & Services Corp.	1,187,930
140,900		Toshiba Tec Corp.	988,642
31,900	@	Towa Corp.	259,756
63,000		Toyo Kohan Co., Ltd.	312,383
39,800		Urban Corp.	219,543
34,420		Usen Corp.	150,445
125,000		Wacoal Holdings Corp.	1,796,965
37,500		Yamanashi Chuo Bank Ltd.	247,634
31,500		Yamato Kogyo Co., Ltd.	1,493,534
7,700		Zenrin Co., Ltd.	170,574

			53,931,644

		Netherlands: 2.4%
30,700		Chicago Bridge & Iron Co. NV	1,223,088
9,400		CNH Global NV	405,516
103,804	@	Crucell NV	1,931,892
29,159		Koninklijke BAM Groep NV	693,607
16,367		Koninklijke DSM NV	878,465
3,080		Nutreco Holding NV	224,923
58,720		OCE NV	880,964
46,757		OPG Groep NV	1,252,569
11,371		SBM Offshore NV	433,414
3,946	@	TomTom	136,337
9,339		Unit 4 Agresso NV	263,014
12,750		Wolters Kluwer NV	340,293

			8,664,082

		Norway: 0.8%
44,000		Norwegian Property ASA	382,255
32,800	@	ODIM ASA	574,482
11,400		Tandberg ASA	192,708
75,400	@	TGS Nopec Geophysical Co. ASA	1,208,684
55,758		Veidekke ASA	498,837

			2,856,966

		Papua New Guinea: 0.2%
128,882	@	Lihir Gold Ltd.	365,646
58,518		Oil Search Ltd.	262,047

			627,693

		Portugal: 0.5%
332,792		Portucel Empresa Produtora de Pasta e Papel SA	1,255,499
43,006		Semapa-Sociedade de Investimento e Gestao	601,829
93,936		Sonae SGPS SA	166,962

			2,024,290

		Singapore: 0.5%
51,000		Haw Par Corp., Ltd.	282,436
107,000		Hong Leong Asia Ltd.	210,350
112,000		Kim Eng Holdings Ltd.	182,211
36,000		Singapore Petroleum Co., Ltd.	192,205
105,652		Straits Asia Resources Ltd.	257,112
39,800	@	Verigy Ltd.	850,526

			1,974,840

		South Korea: 3.6%
130,252		Asiana Airlines	814,076
5,440		Binggrae Co., Ltd.	202,552
15,498		BNG Steel Co., Ltd.	181,735
5,332		Cheil Industries, Inc.	290,601
4,090	@	Daewoong Pharmaceutical Co., Ltd.	418,146
13,680	@	Daishin Securities Co., Ltd.	302,065
974		DC Chemical Co., Ltd.	392,086
2,040		Dong-A Pharmaceutical Co., Ltd.	232,574
4,260	@	Dongbu Insurance Co., Ltd.	159,637
16,120		Dongkuk Steel Mill Co., Ltd.	751,612
1,211	@	Doosan Corp.	207,467
41,588	@	Hanarotelecom, Inc.	340,842
22,450	@	Hyundai Marine & Fire Insurance Co., Ltd.	459,474
2,318		Korea Iron & Steel Co., Ltd.	178,882
194,891		Korea Technology Investment Corp.	331,224
1,654		Korea Zinc Co., Ltd.	199,047
6,260		Kumho Electric, Inc.	195,439
31,232		Kumho Industrial Co., Ltd.	1,040,267
6,672		LG Fashion Corp.	193,457
10,077	@	LG Life Sciences Ltd.	585,628
772		Lotte Chilsung Beverage Co., Ltd.	883,036
27,620	@	Lotte Midopa Co., Ltd.	305,642
1,200		Lotte Samkang Co., Ltd.	251,758
71,220		Meritz Fire & Marine Insurance Co., Ltd.	617,613
96,500	@	ON*Media Corp.	424,768
24,150		Poongsan Corp.	431,584
1,071		Samchully Co., Ltd.	204,862
36,880		SKC Co., Ltd.	755,674

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		South Korea (continued)
66,860	@	Ssamgyong Motor Co.	$348,674
596,000		STX Pan Ocean Co., Ltd.	1,478,321

			13,178,743

		Spain: 3.9%
74,853		Acerinox SA	2,017,985
32,745		Banco De Sabadell SA	325,779
313,370		Corp. Mapfre SA	1,589,555
50,848	@	Corporacion Dermoestetica	406,655
14,097		Corporacion Financiera Alba SA	981,484
29,245		Duro Felguera SA	317,027
7,039		Gamesa Corp. Tecnologica SA	339,885
285,835		Iberia Lineas Aereas de Espana	1,122,491
69,054	@	Nh Hoteles SA	1,130,343
32,496		Obrascon Huarte Lain SA	1,310,379
107,494		Promotora de Informaciones SA (PRISA)	1,880,561
32,484		Union Fenosa SA	2,169,376
29,166		Viscofan SA	699,616

			14,291,136

		Sweden: 1.6%
11,000		Getinge AB	279,180
15,000		Hexagon AB	270,481
23,400		Holmen AB	745,184
67,300		Kinnevik Investment AB	1,431,106
59,500		Kungsleden AB	591,642
7,725		Lundbergforetagen AB — B Shares	458,425
18,600	@	Lundin Petroleum AB	258,478
10,700		ORC Software AB	201,604
88,600		Peab AB	760,112
33,400	@	Peab AB	331,909
98,207		RNB Retail and Brands AB	427,745
8,700		Wallenstam Byggnads AB	168,845

			5,924,711

		Switzerland: 6.6%
5,926	@	Actelion Ltd. — Reg	297,512
33,227		Adecco SA	1,977,780
15,016	@	Ascom Holding AG — Reg	158,689
16,980		Baloise Holding AG	1,849,031
1,206		Banque Cantonale Vaudoise	476,302
5,270		Bucher Industries AG	1,457,890
2,337		Flughafen Zuerich AG	1,023,336
4,108		Galenica AG	1,299,762
2,879		Geberit AG — Reg	442,165
24,384		Holcim Ltd.	2,379,196
395		Jelmoli Holding AG	1,033,370
3,259		Kuehne & Nagel International AG	349,475
11,285	@	Logitech International SA	341,002
23,882	@	Micronas Semiconductor Hold	182,852
3,095	@	OC Oerlikon Corp. AG	1,063,022
2,859		Pargesa Holding SA	326,943
18,090	@	PSP Swiss Property AG	1,120,011
2,960		Rieter Holding AG	1,099,341
4,143		Schindler Holding AG	334,380
207		SGS SA	290,170
1,567		Sulzer AG	204,474
7,051		Swatch Group AG — BR	1,882,745
7,365	@	Swiss Life Holding	2,189,079
5,089		Syngenta AG	1,512,476
2,345		Synthes, Inc.	320,851
1,787		Valora Holding AG	446,183

			24,058,037

		United Kingdom: 14.3%
383,694		ARM Holdings PLC	761,683
71,773		Axon Group PLC	638,441
155,388		Balfour Beatty PLC	1,348,734
57,038		Bellway PLC	790,077
146,778		Bodycote International	700,832
99,130		Bovis Homes Group PLC	909,773
168,559		Brit Insurance Holdings PLC	814,017
138,947	@	British Airways PLC	620,249
162,965		Britvic PLC	1,070,864
214,384		Cable & Wireless PLC	632,570
8,207	@	Cairn Energy PLC	509,053
29,940		Capita Group PLC	392,457
65,881		Capital & Regional PLC	564,627
11,518		Charter PLC	204,346
276,142		Chaucer Holdings PLC	490,180
25,664		Chemring Group PLC	1,252,608
28,438	@	CLS Holdings PLC	195,541
188,021	@	Colt Telecom Group SA	628,642
9,116	@	Dana Petroleum PLC	311,478
44,935		De La Rue PLC	759,954
1,053,322		Dimension Data Holdings PLC	984,875
55,102		Drax Group PLC	654,846
175,426		DS Smith PLC	451,602
194,905		Enodis PLC	934,910
19,132		Expro International Group	575,423
212,334		F&C Asset Management PLC	720,765
393,827		Friends Provident PLC	924,669
96,497		Gcap Media PLC	421,327
81,148		Greene King PLC	826,828
5,533		Greggs PLC	504,820
46,462		Group 4 Securicor PLC	209,656
20,735		Hikma Pharmaceuticals PLC	192,381
121,718		Informa PLC	830,065
97,627	@	Invensys PLC	575,810
291,008		JJB Sports PLC	655,921
35,226		Keller Group PLC	471,295
38,266		Kier Group PLC	893,259
200,386		Kingston Communications PLC	189,982
45,542		London Stock Exchange Group PLC	967,988
19,175		Lonmin PLC	1,173,475
50,135		Luminar Group Holdings PLC	318,529
175,909		Meggitt PLC	1,031,957
64,448		Melrose PLC	211,846
194,211		Millennium & Copthorne Hotels PLC	1,533,250
69,301		Mondi PLC	549,225
43,492		Morgan Sindall PLC	868,690
52,024		Next PLC	1,176,373
150,465		Northumbrian Water Group PLC	971,986
365,673		Pendragon PLC	284,053
103,059		Pennon Group PLC	1,292,712
32,510		Petrofac Ltd.	378,807
44,761	@	Premier Oil PLC	1,365,743
6,796		Randgold Resources Ltd.	305,351
105,138		Rok PLC	266,718
49,610		Schroders PLC	1,031,297
45,739		Schroders PLC — Non Voting	855,117
181,293		Shanks Group PLC	894,069
33,755		Spectris PLC	509,282
724,463	@	Spirent Communications PLC	1,009,731
76,874		SSL International PLC	699,209
275,163		Stagecoach Group PLC	1,393,360
32,925		Travis Perkins PLC	630,401
310,640		Trinity Mirror PLC	1,665,198
79,031		Tullow Oil PLC	1,180,340
43,552		Vedanta Resources PLC	1,920,226
13,788		Venture Production PLC	202,469
58,965		VT Group PLC	790,001
91,077		Weir Group PLC	1,497,494
62,617		WH Smith PLC	529,192
9,494		Whitbread PLC	227,845

			52,346,494

		United States: 0.2%
45,600		Virgin Media, Inc.	588,240

			588,240

		Total Common Stock (Cost $356,241,642)	333,502,940

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 2.3%

	Australia: 0.6%
540,087	CFS Retail Property Trust		$1,137,646
763,837	Commonwealth Property Office Fund		1,009,641

			2,147,287

	France: 0.4%
2,407	Gecina SA		338,771
4,749	Unibail		1,219,660

			1,558,431

	Netherlands: 0.4%
11,878	Nieuwe Steen Investments Funds NV		343,685
8,316	Wereldhave NV		1,051,693

			1,395,378

	United Kingdom: 0.9%
44,105	Hammerson PLC		878,111
70,194	Liberty International PLC		1,358,381
95,577	Segro PLC		870,310

			3,106,802

	Total Real Estate Investment Trusts (Cost $9,006,955)		8,207,898

EXCHANGE-TRADED FUNDS: 3.9%

	Developed Markets: 3.9%
190,000	iShares MSCI EAFE Index Fund		14,403,900

	Total Exchange-Traded Funds (Cost $13,887,784)		14,403,900

MUTUAL FUNDS: 0.3%

	Australia: 0.1%
387,423	** ING Office Fund		509,390

			509,390

	United Kingdom: 0.2%
15,617	Caledonia Investments PLC		632,655

			632,655

	Total Mutual Funds (Cost $1,221,474)		1,142,045

PREFERRED STOCK: 0.7%

	Germany: 0.1%
6,970	Draegerwerk AG		464,843

			464,843

	Italy: 0.6%
34,219	@ Instituto Finanziario Industriale S.p.A.		897,139
407,276	Unipol S.p.A.		1,183,042

			2,080,181

	Total Preferred Stock (Cost $3,291,113)		2,545,024

RIGHTS: 0.0%

	United Kingdom: 0.0%
57,398	Melrose PLC — Subscription Shares		24,632

	Total Rights (Cost $-)		24,632

	Total Investments in Securities
	(Cost $383,648,968)*	98.3%	$359,826,439
	Other Assets and Liabilities - Net	1.7	6,163,637

	Net Assets	100.0%	$365,990,076

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
**	Investment in affiliate
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Fund’s Board of Trustees.

*	Cost for federal income tax purposes is $390,603,699.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$13,015,725
Gross Unrealized Depreciation	(43,792,985)

Net Unrealized Depreciation	$(30,777,260)

The following short position was held by ING Disciplined International Small Cap Fund at April 30, 2008:

Shares	Description	Market Value

(2,731)	Hunter Douglas NV	$(171,124)

	Total Short Positions (Proceeds $169,952)	$(171,124)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of April 30, 2008 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Advertising	0.2%
Aerospace/Defense	1.2
Agriculture	0.5
Airlines	1.8
Apparel	1.1
Auto Manufacturers	0.5
Auto Parts & Equipment	0.4
Banks	4.1
Beverages	0.8
Biotechnology	0.5
Building Materials	3.1
Chemicals	3.2
Closed-End Funds	0.3
Coal	0.4
Commercial Services	1.6
Computers	0.9
Distribution/Wholesale	0.6
Diversified	1.7
Diversified Financial Services	2.2
Electric	2.0
Electrical Components & Equipment	1.8
Electronics	2.0
Energy — Alternate Sources	0.0
Engineering & Construction	5.3
Environmental Control	0.2
Food	3.5
Food Service	0.4
Forest Products & Paper	1.0
Gas	0.2
Hand/Machine Tools	1.2
Healthcare — Products	0.8
Healthcare — Services	0.9
Holding Companies — Diversified	1.6
Home Builders	0.8
Home Furnishings	0.6
Household Products/Wares	0.4
Insurance	5.0
Internet	0.7
Investment Companies	1.6
Iron/Steel	2.0
Leisure Time	0.6
Lodging	1.6
Machinery — Construction & Mining	0.1
Machinery — Diversified	2.5
Media	2.4
Metal Fabricate/Hardware	0.6
Mining	4.2
Miscellaneous Manufacturing	2.1
Office Property	0.3
Office/Business Equipment	0.2
Oil & Gas	3.3
Oil & Gas Services	2.0
Pharmaceuticals	3.0
Pipelines	0.1
Real Estate	3.3
Retail	3.2
Semiconductors	1.6
Shopping Centers	0.3
Software	0.9
Telecommunications	2.4
Textiles	0.3
Toys/Games/Hobbies	0.2
Transportation	1.2
Venture Capital	0.3
Water	0.6
Other Long-Term Investments	3.9
Other Assets and Liabilities — Net	1.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 79.2%

		Argentina: 1.1%
171,040	@,L	Telecom Argentina SA ADR	$3,003,462

			3,003,462

		Brazil: 12.8%
343,189		AES Tiete SA	3,406,701
64,080	L	Brasil Telecom Participacoes SA ADR	4,845,089
322,950	L	Centrais Eletricas Brasileiras SA ADR — Class A	4,675,444
137,704		Cia de Saneamento Basico do Estado de Sao Paulo	3,505,148
244,800		Marfrig Frigorificos e Comercio de Alimentos SA	2,857,129
386,900		Sul America SA	5,956,426
72,850	L	Tele Norte Leste Participacoes SA ADR	1,668,994
99,900	L	Tim Participacoes SA ADR	3,354,642
851,658	@,L	Vivo Participacoes SA ADR	5,748,692

			36,018,265

		China: 4.0%
9,333,000		Weiqiao Textile Co.	11,151,220

			11,151,220

		Czech Republic: 2.3%
211,508		Telefonica O2 Czech Republic A/S	6,467,724

			6,467,724

		Estonia: 1.0%
77,771		As Eesti Telekom GDR	2,778,836

			2,778,836

		Hong Kong: 5.9%
1,867,000		Dickson Concepts International Ltd.	1,378,588
12,162,000		First Pacific Co.	8,913,785
14,936,000		Fountain SET Holdings	2,365,117
3,826,000		SmarTone Telecommunications Holding Ltd.	4,030,185

			16,687,675

		Hungary: 2.9%
1,543,179		Magyar Telekom Telecommunications PLC	8,205,902

			8,205,902

		Indonesia: 0.6%
2,178,000		Gudang Garam Tbk PT	1,784,012

			1,784,012

		Israel: 1.7%
1,384,690		Bezeq Israeli Telecommunication Corp., Ltd.	2,565,008
95,399		Partner Communications	2,242,875

			4,807,883

		Malaysia: 2.3%
5,304,714	@	Proton Holdings Bhd	6,537,780

			6,537,780

		Mexico: 2.6%
284,249		Alfa SA de CV	1,991,877
145,250	L	Telefonos de Mexico SA de CV ADR	5,237,715

			7,229,592

		Pakistan: 0.7%
968,500		Nishat Mills Ltd.	1,954,999

			1,954,999

		Panama: 3.4%
499,400	L	Banco Latinoamericano de Exportaciones SA	9,388,720

			9,388,720

		Singapore: 0.6%
1,219,500		MobileOne Ltd.	1,741,305

			1,741,305

		South Africa: 4.4%
774,340	@	Imperial Holdings Ltd.	7,797,404
1,006,200		Jd Group Ltd.	4,675,300

			12,472,704

		South Korea: 12.1%
1,061,460	L	Daeduck Electronics Co.	5,583,040
69,260		Korea Electric Power Corp.	2,311,613
65,060		KT Corp.	3,008,295
100,820	@	KT Freetel Co., Ltd.	2,780,325
260,920	L	Kumho Tire Co., Inc.	2,974,930
7,232		Lotte Chilsung Beverage Co., Ltd.	8,272,171
7,148		SK Telecom Co., Ltd.	1,438,510
333,962		SK Telecom Co., Ltd. ADR	7,537,522

			33,906,406

		Taiwan: 12.0%
11,086,612		China Motor Corp.	9,702,529
2,530,508		Far EasTone Telecommunications Co., Ltd.	4,300,223
6,696,000	@	Taishin Financial Holdings Co., Ltd.	3,475,930
4,292,985		United Microelectronics Corp.	2,626,317
14,631,000		Walsin Lihwa Corp.	7,383,458
9,644,000		Winbond Electronics Corp.	2,843,928
1,899,718		Yageo Corp. GDR	3,275,684

			33,608,069

		Thailand: 5.4%
43,831,400		Charoen Pokphand Foods PCL	6,580,778
10,648,800	@	Siam City Bank Public Co.	5,965,930
4,078,500		Thai Union Frozen Products Public Co., Ltd.	2,491,515

			15,038,223

		Turkey: 3.4%
2,168,920		Arcelik A/S	9,651,293

			9,651,293

		Total Common Stock (Cost $207,714,769)	222,434,070

PREFERRED STOCK: 13.2%

		Brazil: 5.1%
1,284,267		Braskem SA	10,932,727
144,175		Contax Participacoes SA	3,374,087

			14,306,814

		South Korea: 8.1%
396,530		Hyundai Motor Co.	13,829,273
220,240		LG Chemical Ltd.	8,986,541

			22,815,814

		Total Preferred Stock (Cost $39,235,830)	37,122,628

		Total Long-Term Investments (Cost $246,950,599)	259,556,698

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 17.6%

		U.S. Government Agency Obligations: 2.9%
$8,061,000	L,Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$8,060,653

		Total U.S. Government Agency Obligations (Cost 8,060,653)	8,060,653

	Securities Lending Collateralcc: 14.7%
41,426,178		Bank of New York Mellon Corp. Institutional Cash Reserves	41,426,178

		Total Securities Lending Collateral (Cost $41,426,178)	41,426,178

		Total Short-Term Investments (Cost $49,486,831)	49,486,831

	Total Investments in Securities
	(Cost $296,437,430)*	110.0%	$309,043,529
	Other Assets and Liabilities - Net	(10.0)	(27,984,911)

	Net Assets	100.0%	$281,058,618

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $296,495,828.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,824,877
Gross Unrealized Depreciation	(21,277,176)

Net Unrealized Appreciation	$12,547,701

Percentage of
Industry	Net Assets

Agriculture	3.0%
Auto Manufacturers	10.7
Auto Parts & Equipment	1.1
Banks	6.7
Beverages	2.9
Chemicals	7.1
Commercial Services	1.2
Electric	3.7
Electrical Components & Equipment	2.6
Electronics	3.2
Food	1.9
Holding Companies — Diversified	6.7
Home Furnishings	3.4
Insurance	2.1
Retail	2.2
Semiconductors	1.9
Telecommunications	25.2
Textiles	5.5
Water	1.3
Short-Term Investments	17.6
Other Assets and Liabilities — Net	(10.0)

Net Assets	100.0%

At April 30, 2008 the following forward foreign currency contracts were outstanding for the ING Emerging Countries Fund:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD

South Africa Rand ZAR 9,497,379	Buy	05/06/08	1,235,030	1,254,068	$19,038

					$19,038

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 26.5%

		Austria: 6.5%
2,600	@	CA Immobilien Anlagen AG	$60,455
11,700	@	Immoeast Immobilien Anlagen AG	118,439
12,600		Immofinanz Immobilien Anlagen AG	139,131
6,500	@	Meinl European Land Ltd.	84,767

			402,792

		Finland: 3.7%
14,500		Citycon OYJ	84,178
11,700		Sponda OYJ	145,236

			229,414

		Germany: 1.0%
1,400		Deutsche Euroshop AG	59,435

			59,435

		Sweden: 7.4%
13,700		Castellum AB	152,970
15,300		Hufvudstaden AB	150,487
38,600		Klovern AB	149,675

			453,132

		Switzerland: 2.9%
2,900	@	PSP Swiss Property AG	179,549

			179,549

		United Kingdom: 5.0%
11,100		Helical Bar PLC	74,598
50,900		Safestore Holdings Ltd.	146,518
9,800		St. Modwen Properties PLC	87,952

			309,068

		Total Common Stock (Cost $1,649,276)	1,633,390

REAL ESTATE INVESTMENT TRUSTS: 65.1%

		France: 26.4%
580		Fonciere Des Regions	88,009
1,700		Gecina SA	239,265
1,900		Klepierre	114,900
5,020		Mercialys	233,071
3,690		Unibail	947,683

			1,622,928

		Germany: 1.9%
6,200	@	Alstria Office AG	118,479

			118,479

		Netherlands: 8.8%
3,900		Corio NV	362,497
3,100		Eurocommercial Properties NV	177,741

			540,238

		United Kingdom: 28.0%
9,490		British Land Co. PLC	157,498
25,200		Brixton PLC	148,447
3,300		Derwent Valley Holdings PLC	87,343
8,200		Great Portland Estates PLC	74,228
13,820		Hammerson PLC	275,148
25,600		Land Securities Group PLC	778,473
10,590		Liberty International PLC	204,936

			1,726,073

		Total Real Estate Investment Trusts (Cost $3,958,037)	4,007,718

MUTUAL FUNDS: 2.7%

		Luxembourg: 2.7%
10,300		Prologis European Properties	167,263

		Total Mutual Funds (Cost $140,048)	167,263

	Total Investments in Securities
	(Cost $5,747,361)*	94.3%	$5,808,371
	Other Assets and Liabilities - Net	5.7	351,213

	Net Assets	100.0%	$6,159,584

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security

*	Cost for federal income tax purposes is $5,902,259.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$143,963
Gross Unrealized Depreciation	(237,851)

Net Unrealized Depreciation	$(93,888)

Percentage of
Industry	Net Assets

Closed-End Funds	2.7%
Diversified	60.5
Office Property	4.6
Real Estate	24.1
Storage/Warehousing	2.4
Other Assets and Liabilities — Net	5.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 86.6%

		Australia: 3.8%
137,401		BHP Billiton Ltd.	$5,538,878
22,034		Crown Ltd.	228,057
34,518		John Fairfax Holdings Ltd.	113,496
1,806,764		Macquarie Airports Management Ltd.	5,351,803
178,511		Newcrest Mining Ltd.	4,902,609
22,034		Publishing & Broadcasting Ltd.	74,761
77,171		Rio Tinto Ltd.	9,958,392

			26,167,996

		Austria: 3.8%
29,034		Erste Bank der Oesterreichischen Sparkassen AG	2,140,236
4,643		Flughafen Wien AG	587,141
212,232	@	Immoeast Immobilien Anlagen AG	2,148,417
13,129		Oesterreichische Elektrizitaetswirtschafts AG	1,015,291
146,795		OMV AG	11,025,807
37,989		Raiffeisen International Bank Holding AG	6,103,292
18,558		Telekom Austria AG	456,847
22,052		Wiener Staedtische Allgemeine Versicherung AG	1,647,747
17,795		Wienerberger AG	1,020,424

			26,145,202

		Belgium: 1.0%
2,814		Groupe Bruxelles Lambert SA	356,087
30,001		Kbc Ancora	3,191,369
25,760		KBC Groep NV	3,467,419

			7,014,875

		Bermuda: 0.3%
16,828	@,L	Central European Media Enterprises Ltd.	1,784,105

			1,784,105

		Bulgaria: 0.0%
25,950	@	Bulgaria Housing Compensation Notes	7,914
117,641	@	Bulgaria Reg Compensation Vouchers	36,714

			44,628

		Canada: 3.9%
25,564		Barrick Gold Corp.	982,606
27,048		Cameco Corp.	940,275
4,607		Canadian Natural Resources Ltd.	391,350
87,396	@	Eldorado Gold Corp.	596,178
29,519		Imperial Oil Ltd.	1,741,653
332,007	@	Ivanhoe Mines Ltd.	3,177,984
30,115	@	OPTI Canada, Inc.	637,525
34,662		Potash Corp. of Saskatchewan	6,380,685
48,986	@	Research In Motion Ltd.	5,958,167
42,393		Suncor Energy, Inc.	4,783,998
36,061		Talisman Energy, Inc.	729,384
59,492	@	UTS Energy Corp.	319,583

			26,639,388

		Chile: 0.3%
74,302	L	Sociedad Quimica y Minera de Chile SA ADR	2,118,350

			2,118,350

		China: 0.4%
2,785,580		Beijing Capital International Airport Co., Ltd.	2,842,959

			2,842,959

		Cyprus: 0.3%
147,856		Bank of Cyprus Public Co., Ltd.	2,035,601

			2,035,601

		Czech Republic: 2.6%
71,969		Komercni Banka A/S	17,658,192

			17,658,192

		Denmark: 1.1%
2,755		ALK-Abello A/S	323,408
25,705		Carlsberg A/S	3,410,444
2,781		Danske Bank A/S	95,745
8,993		Flsmidth & Co. A/S	943,711
34,776		Novo-Nordisk A/S	2,379,310
5,943	@	Vestas Wind Systems A/S	644,358

			7,796,976

		Finland: 2.9%
109,990		Fortum OYJ	4,653,008
30,177		Kemira OYJ	433,968
6,134		Kesko OYJ	230,766
5,007		Metso OYJ	214,508
266,031		Nokia OYJ	7,998,023
17,987		OKO Bank	357,074
25,562		Orion OYJ	537,217
20,980		Outotec OYJ	1,306,904
37,103		Ramirent OYJ	612,715
32,706		Sanoma-WSOY OYJ	838,757
5,012		Wartsila OYJ	341,334
88,520		YIT OYJ	2,495,528

			20,019,802

		France: 8.6%
4,126		Accor SA	339,959
34,414	L	ADP	4,081,815
25,849		Air Liquide	3,875,968
3,563		Alstom	818,744
14,734		BNP Paribas	1,570,716
17,929		Bouygues SA	1,328,719
4,509	@	Bureau Veritas SA	250,779
17,670		Cie de Saint-Gobain	1,405,754
1,940		EDF Energies Nouvelles S.A.	130,276
52,424		Electricite de France	5,479,456
6,547		Eurazeo	843,039
79,389		France Telecom SA	2,484,155
14,672		JC Decaux SA	418,442
18,942		Lafarge SA	3,396,475
47,613		LVMH Moet Hennessy Louis Vuitton SA	5,404,083
10,138		Neuf Cegetel	567,096
3,616		Nexity	160,997
22,766		Pernod-Ricard SA	2,603,406
20,223		PPR	2,614,674
4,248		Remy Cointreau SA	261,233
16,153		Sanofi-Aventis	1,245,092
22,551		Societe Television Francaise 1	473,889
4,060		Sodexho Alliance SA	270,750
76,609		Suez SA	5,398,019
3,701		Technip SA	341,035
112,492		Total SA	9,423,019
7,838		Veolia Environnement	564,576
34,710		Vinci SA	2,546,303
8,216		Vivendi	331,248
1,802		Wendel Investissement	247,574

			58,877,291

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Germany: 5.7%
3,261		Adidas AG	$206,997
31,288		Bayer AG	2,642,541
22,993		Commerzbank AG	825,634
3,543		Continental AG	416,029
28,378		DaimlerChrysler AG	2,203,924
10,089		Deutsche Boerse AG	1,458,806
11,990		Deutsche Post AG	372,586
2,963		Deutsche Postbank AG	257,986
23,302		E.ON AG	4,737,193
96,654		Fraport AG Frankfurt Airport Services Worldwide	6,980,043
42,881		Fresenius AG	3,640,657
62,848		Fresenius Medical Care AG & Co. KGaA	3,325,701
8,109	@	Hamburger Hafen und Logistik AG	674,885
14,549		Henkel KGaA	584,059
5,460		K+S AG	2,232,386
13,693	@	KarstadtQuelle AG	255,875
2,404		MAN AG	334,220
5,218		Merck KGaA	739,161
7,703		Praktiker Bau- und Heimwerkermaerkte AG	165,808
9,382	@	Premiere AG	196,859
4,466		Rheinmetall AG	337,073
80,932		Rhoen Klinikum AG	2,446,704
27,838		Siemens AG	3,273,592
7,436	@	Tognum AG	211,427
16,172	@	UkrTelecom GDR	148,733

			38,668,879

		Greece: 0.4%
47,975		Hellenic Telecommunications Organization SA	1,422,137
417,214		Veterin SA	1,347,968

			2,770,105

		Hong Kong: 2.4%
830,069		China Merchants Holdings International Co., Ltd.	4,247,761
163,708		China Mobile Ltd.	2,816,992
899,346	@	Galaxy Entertainment Group Ltd.	684,883
1,337,557		GOME Electrical Appliances Holdings Ltd.	3,039,231
134,443	@	Hutchison Telecommunications International Ltd.	188,015
847,827		Melco International Development	1,154,615
60,505	@,L	Melco PBL Entertainment Macau Ltd. ADR	798,666
2,661,535		Shun TAK Holdings Ltd.	3,551,175
165,351		Texwinca Holdings Ltd.	124,442

			16,605,780

		Hungary: 3.4%
652,879		Magyar Telekom Telecommunications PLC	3,471,704
2,922		Mol Magyar Olaj- es Gazipari Rt	416,509
439,836	L	OTP Bank Nyrt	18,756,010
3,242		Richter Gedeon Nyrt	669,015

			23,313,238

		India: 2.7%
37,037	@,#	Banking Index Benchmark Exchange Traded Scheme — Bank BeESCitigroup Global Markets (Participation Certificate, Issuer: Citigroup Global Markets)	691,443
69,099	@,#	Bharti Airtel Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	1,532,737
26,555	@,#	ICICI Bank Ltd.(Participation Certificate, Issuer: Citigroup Global Markets)	575,457
45,686	@,#	ICICI Bank, Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	992,355
17,180	@,#	Mahindra & Mahindra Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	284,332
13,033	@,#	Oil & Natural Gas Corp. Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	332,479
1,463	@	State Bank of India GDR	128,166
214,331	@,#	State Bank of India Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	9,392,827
301	@,#	State Bank of India Ltd. (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	13,191
7,318		State Bank of India Ltd. GDR	673,867
81,344	@,#	State Bank of India Ltd.(Participation Certificate, Issuer: Citigroup Global Markets)	3,564,814

			18,181,668

		Indonesia: 0.1%
687,400		Semen Gresik Persero Tbk PT	314,199

			314,199

		Ireland: 0.1%
24,561		CRH PLC	930,309

			930,309

		Italy: 2.4%
3,579		Autogrill S.p.A.	54,319
175,731		Banca Popolare di Milano Scrl	2,155,459
19,182		Banca Popolare di Sondrio Scarl	269,002
12,866		Banche Popolari Unite Scpa	338,590
75,233		Buzzi Unicem S.p.A.	1,913,062
115,933		Credito Emiliano S.p.A.	1,539,535
4,612		Finmeccanica S.p.A.	159,971
46,112		Geox S.p.A.	662,142
573,094		Intesa Sanpaolo S.p.A.	4,038,565
14,645		Italcementi S.p.A.	315,731
1,917		Lottomatica S.p.A.	58,858
100,235		Mediobanca S.p.A.	2,082,118
364,590		Telecom Italia S.p.A.	762,485
272,422		UniCredito Italiano S.p.A.	2,053,140

			16,402,977

		Japan: 6.3%
6,190		Acom Co., Ltd.	191,463
6,625		Aeon Credit Service Co., Ltd.	105,443
6,900		Aiful Corp.	134,520
6,601		Aisin Seiki Co., Ltd.	231,381
22,000		Bank of Kyoto Ltd.	281,162
80,000		Bank of Yokohama Ltd.	587,455
36,305		Canon, Inc.	1,825,329

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Japan (continued)
138		Central Japan Railway Co.	$1,354,671
39,000		Chiba Bank Ltd.	308,234
5,859	@	Credit Saison Co., Ltd.	157,269
25,000		Daihatsu Motor Co., Ltd.	299,041
5,700		Daikin Industries Ltd.	285,250
14,608		Daiwa Securities Group, Inc.	144,934
18,288		Denso Corp.	637,888
52		Dentsu, Inc.	119,894
230		East Japan Railway Co.	1,835,380
8,200		Eisai Co., Ltd.	290,493
7,000		Fanuc Ltd.	737,822
91		Fuji Television Network, Inc.	149,300
28,000		Gunma Bank Ltd.	224,655
19,728		Honda Motor Co., Ltd.	629,647
13,300		Hoya Corp.	371,201
8,600		Ibiden Co., Ltd.	375,282
66,000		Isuzu Motors Ltd.	319,727
15,000		Itochu Corp.	157,103
298		Japan Tobacco, Inc.	1,449,057
5,068		JFE Holdings, Inc.	278,426
9,989		JS Group Corp.	174,009
6,548		JSR Corp.	147,883
178		KDDI Corp.	1,143,464
72,800		Komatsu Ltd.	2,215,588
15,319		Kubota Corp.	107,328
5,700		Kyocera Corp.	526,455
16,093		Makita Corp.	553,866
40,484		Matsushita Electric Industrial Co., Ltd.	944,924
10,700		Mitsubishi Corp.	344,447
23,000		Mitsubishi Electric Corp.	235,660
169,640		Mitsubishi UFJ Financial Group, Inc.	1,869,260
14,000		Mitsui & Co., Ltd.	328,804
7,723		Mitsui Fudosan Co., Ltd.	195,160
73	@	Mizuho Financial Group, Inc.	379,903
7,201		Nintendo Co., Ltd.	3,980,519
92,000		Nippon Electric Glass Co., Ltd.	1,431,034
48		Nippon Telegraph & Telephone Corp.	206,723
13,707		Nissan Motor Co., Ltd.	122,232
4,902		Nitto Denko Corp.	203,030
12,355		Nomura Holdings, Inc.	215,740
42,000		NSK Ltd.	350,026
713		NTT DoCoMo, Inc.	1,047,260
3,167		Olympus Corp.	104,255
6,592		Promise Co., Ltd.	208,904
33,000		Ricoh Co., Ltd.	571,259
19		Sapporo Hokuyo Holdings, Inc.	153,992
8,486		Seven & I Holdings Co., Ltd.	254,041
12,000		Sharp Corp.	202,132
6,000		Shin-Etsu Chemical Co., Ltd.	371,521
23,000		Shizuoka Bank Ltd.	282,372
36,233		Sony Corp.	1,670,507
11,499		Stanley Electric Co., Ltd.	292,850
45,000		Sumitomo Chemical Co., Ltd.	292,319
10,092		Sumitomo Corp.	135,872
9,000		Sumitomo Electric Industries Ltd.	116,152
41,992		Sumitomo Heavy Industries	354,741
83,145		Sumitomo Metal Industries Ltd.	350,201
35		Sumitomo Mitsui Financial Group, Inc.	301,189
50,000		Sumitomo Trust & Banking Co., Ltd.	449,549
16,000		Suruga Bank Ltd.	226,431
62,000		Suzuki Motor Corp.	1,573,087
10,300		Takeda Pharmaceutical Co., Ltd.	544,571
6,560		Takefuji Corp.	155,167
55,700		Toyota Motor Corp.	2,838,575
15,550	@	Yamada Denki Co., Ltd.	1,335,033
12,301		Yamaha Motor Co., Ltd.	237,712
4,846		Yamato Holdings Co., Ltd.	70,964

			43,298,738

		Luxembourg: 0.7%
45,487	@,L	Millicom Intl Cellular S.A.	4,913,051

			4,913,051

		Mexico: 1.1%
589,184		America Movil SA de CV — Series L	1,704,287
7,138		America Movil SA de CV ADR	413,718
92,118		Controladora Comercial Mexicana SA de CV	259,085
270,698		Corporacion Moctezuma	706,892
40,364		Fomento Economico Mexicano SA de CV ADR	1,753,816
45,023		Grupo Cementos Chihuahua	229,606
437,516		Grupo Financiero Banorte SA de CV	1,892,931
15,312	L	Grupo Televisa SA ADR	377,900
84,743	@	Urbi Desarrollos Urbanos SA de C.V	271,872

			7,610,107

		Netherlands: 0.8%
7,967		Koninklijke Vopak NV	542,861
105,264		Royal KPN NV	1,921,765
8,874		TNT NV	342,822
71,226		Unilever NV	2,377,724
14,114	@	X5 Retail Group NV GDR	487,625

			5,672,797

		New Zealand: 0.1%
560,523		Auckland International Airport Ltd.	933,880

			933,880

		Norway: 2.1%
26,217		Aker Kvaerner ASA	662,059
148,657		DnB NOR ASA	2,206,852
22,142		Norsk Hydro ASA	325,559
172,309		Statoil ASA	6,198,998
80,266	@	Telenor ASA	1,608,656
43,563		Yara International ASA	3,158,332

			14,160,456

		Philippines: 0.1%
34,952		Ayala Corp.	244,255
685,243		Ayala Land, Inc.	157,584

			401,839

		Poland: 3.5%
7,413		Bank BPH	297,010
65,145		Bank Handlowy w Warszawie	2,474,327
81,407		Bank Pekao SA	7,055,823
7,912		Bank Zachodni WBK SA	578,456
4,132	@	BRE Bank SA	668,864
723,291		Polish Oil & Gas	1,359,660
325,777		Powszechna Kasa Oszczednosci Bank Polski SA	6,738,843
501,112		Telekomunikacja Polska SA	5,034,947

			24,207,930

		Portugal: 0.6%
117,929		Energias de Portugal SA	744,070
411,747		Jeronimo Martins	3,249,954

			3,994,024

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Romania: 0.6%
198,352		Romanian Bank for Development SA	$1,791,821
10,411,795		SNP Petrom SA	2,161,339

			3,953,160

		Russia: 5.5%
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	232,328
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	122,696
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	122,392
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	266,089
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	136,864
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	773,508
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	153,889
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	35,443
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	170,510
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	47,755
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	38,621
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	84,269
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	77,940
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	63,631
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	116,288
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	23,817
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	53,823
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	41,014
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	8,839
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	604,820
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	146,525
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	565,250
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	94,500
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	—
7,980	#	Evraz Group SA GDR	823,830
19,394		Lukoil-Spon ADR	1,742,762
13,766	L	Mechel OAO ADR	2,007,083
—		MMC Norilsk Nickel	—
156,050		MMC Norilsk Nickel ADR	4,187,036

165,873		Novatek OAO	1,255,659
63,146	@,#	Novorossiysk Sea Trading Port — Spon GDR	954,294
128,748	L	OAO Gazprom ADR	6,812,274
183,170	@	OAO Rosneft Oil Co. GDR	1,782,639
1,536	@	Open Investments	380,629
73,302	@,#	Pharmstandard OJSC GDR	1,826,657
5,126		Polyus Gold Co. ZAO	273,092
22,878	L	Polyus Gold Co. ZAO ADR	1,216,365
1,367,507		Sberbank RF	4,432,883
14,797	#	Severstal JSC GDR	361,047
45,519	@,#,L	Sistema-Hals GDR	335,475
5,041	@,#	Uralkali GDR	263,392
87,064	@	Uralkaliy	907,780
21,696	L	Uralsvyazinform ADR	201,773
45,444		Vimpel-Communications OAO ADR	1,370,591
74,728	@,#,L	VTB Bank OJSC GDR	554,634
10,175		Wimm-Bill-Dann Foods — Class S	785,153
11,032	L	Wimm-Bill-Dann Foods OJSC ADR	1,342,594

			37,798,453

		South Africa: 0.2%
28,985		Impala Platinum Holdings Ltd.	1,173,061

			1,173,061

		South Korea: 0.3%
1,415	@	NHN Corp.	327,952
2,706		Samsung Electronics Co., Ltd.	1,918,305

			2,246,257

		Spain: 1.6%
2,200		Acciona SA	624,673
76,440		Banco Bilbao Vizcaya Argentaria SA	1,753,163
13,822		Gamesa Corp. Tecnologica SA	667,409
119,910	@	Iberdrola Renovables	870,636
136,870		Iberdrola SA	1,994,405
5,345		Inditex SA	289,413
157,621		Telefonica SA	4,529,231

			10,728,930

		Sweden: 1.2%
28,188		Getinge AB	715,410
12,241		Hennes & Mauritz AB	721,198
8,988		Modern Times Group AB	656,335
270,193		Nordea Bank AB	4,443,579
35,816		Swedbank AB	900,907
65,911		TeliaSonera AB	585,632

			8,023,061

		Switzerland: 5.2%
64,454		ABB Ltd.	1,966,839
6,066		BKW FMB Energie AG	747,319
76,283		Compagnie Financiere Richemont AG	4,585,886
4,121		Flughafen Zuerich AG	1,804,522
83,018		Holcim Ltd.	8,100,233
12,176		Nestle SA	5,811,339
7,125		Nobel Biocare Holding AG	256,389

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Switzerland (continued)
9,552		Roche Holding AG	$1,580,629
719		SGS SA	1,007,886
14,267		Swatch Group AG — BR	3,809,548
3,154		Synthes, Inc.	431,541
68,320		Xstrata PLC	5,318,954

			35,421,085

		Taiwan: 1.9%
202,000		Asia Cement Corp.	362,625
6	@,#	Baskets-Luxembourg Exchange (TWSEBKI Tracking Basket, Issuer: Merrill Lynch Intl & Co.)	735,476
25,662		Cathay Financial Holding Co., Ltd. GDR	716,740
1,114,906	@,#	Chinatrust Financial Holding Co., Ltd. (Taiwan Participation Certificates, Issuer: Citigroup Global Markets Hold)	1,161,933
98,975	L	Chunghwa Telecom Ltd. ADR	2,524,852
56,617		Far Eastern Textile Co., Ltd. GDR	952,060
18,876		First Financial Holding Co., Ltd. GDR	458,764
30,456		Fubon Financial Holding Co., Ltd. GDR	363,103
97,790	@	President Chain (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	343,348
68,413	@	Taiwan Basket (Issuer: Goldman Sachs International)	2,681,700
336,000		Taiwan Cement Corp.	545,055
232,562	@,#	Taiwan Fertilizer Co. Ltd. (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	1,125,608
511,519	@,#	Tatung Co, Ltd. (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	308,842
224,229	@,#	Uni-President (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	320,800
475,028	@,#	Yuanta Financial Holding Co., Ltd. (Taiwan Participation Certificates, Issuer: Citigroup Global Markets Hold)	452,184

			13,053,090

		Ukraine: 0.7%
5,090,724	@	JSCB Ukrsotsbank	954,327
3,938,839		Raiffeisen Bank Aval	633,463
16,379	@	Ukrnafta Oil Co. ADR	930,124
87	@	Ukrnafta Oil Co. GDR	29,122
13,145,713	@	UkrTelecom	2,492,918

			5,039,954

		United Kingdom: 7.8%
46,197		Amec PLC	725,188
75,043		Anglo American PLC	4,850,873
44,091		BAE Systems PLC	406,459
51,146		BHP Billiton PLC	1,825,121
746,241		BP PLC	9,042,744
92,650		BT Group PLC	407,844
84,227		Burberry Group PLC	803,860
81,425		Cadbury Schweppes PLC	935,271
223,417		Compass Group PLC	1,506,105
243,112		Diageo PLC	4,958,421
74,544		GlaxoSmithKline PLC	1,649,001
30,125		Intertek Group PLC	578,605
25,534	@	Peter Hambro Mining PLC	636,808
93,221		QinetiQ PLC	357,199
52,149		Reckitt Benckiser PLC	3,030,308
41,583		Rio Tinto PLC	4,847,476
184,008	@	Rolls-Royce Group PLC	1,594,641
14,735,526	@	Rolls-Royce Group PLC — B Shares Entitlement	29,299
96,442		Royal Bank of Scotland Group PLC	652,755
242,963		Smith & Nephew PLC	3,141,116
409,312		Tesco PLC	3,466,692
2,478,630		Vodafone Group PLC	7,844,031
25,578		WPP Group PLC	311,749

			53,601,566

		United States: 0.1%
40,798		Israel Chemicals Ltd.	749,406
7,145		KKR Private Equity Investors LP	105,780

			855,186

		Total Common Stock (Cost $463,604,412)	593,419,145

EXCHANGE-TRADED FUNDS: 6.1%

		Australia: 0.4%
102,364		iShares MSCI Australia Index Fund	2,843,672

			2,843,672

		Brazil: 0.1%
8,372	L	iShares MSCI Brazil Index Fund	754,233

			754,233

		Eurozone: 4.0%
463,689		iShares DJ Euro STOXX 50	27,549,250

			27,549,250

		France: 0.3%
22,252		Lyxor ETF CAC 40	1,747,694

			1,747,694

		Ireland: 0.2%
95,623		IShares PLC-IFTSE 100 Fund	1,168,812

			1,168,812

		United States: 1.1%
464,030	L	iShares MSCI Taiwan Index Fund	7,684,337

			7,684,337

		Total Exchange-Traded Funds (Cost $40,113,529)	41,747,998

MUTUAL FUNDS: 0.1%

		Romania: 0.0%
127,000	@	SIF 3 Transilvania Brasov	82,807

			82,807

		Russia: 0.1%
104,109	@	RenShares Utilities Ltd.	327,943

			327,943

		Total Mutual Funds (Cost $208,931)	410,750

PREFERRED STOCK: 1.6%

		Brazil: 1.0%
269,292		Petroleo Brasileiro SA	6,891,879

			6,891,879

		Germany: 0.1%
4,031		Volkswagen AG	662,054

			662,054

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Russia: 0.5%
3,602	I	Silvinit BRD	$2,791,550
378,180	@	URSA Bank	514,677

			3,306,227

		Total Preferred Stock (Cost $8,326,428)	10,860,160

RIGHTS: 0.0%

		Austria: 0.0%
22,052		Vienna Insurance Group — Rights	7,782

			7,782

		United Kingdom: 0.0%
14,114		X5 Retail Group — Rights	42,912

			42,912

		Total Rights (Cost $-)	50,694

		Total Long-Term Investments (Cost $512,253,300)	646,488,747

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.6%

		U.S. Government Agency Obligations: 0.3%
$2,019,000	L,Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$2,018,913

		Total U.S. Government Agency Obligations (Cost $2,018,913)	2,018,913

		Securities Lending CollateralCC: 5.3%
36,733,478		Bank of New York Mellon Corp. Institutional Cash Reserves	36,733,478

		Total Securities Lending Collateral (Cost $36,733,478)	36,733,478

		Total Short-Term Investments (Cost $38,752,391)	38,752,391

	Total Investments in Securities
	(Cost $551,005,691)*	100.0%	$685,241,138
	Other Assets and Liabilities - Net	(0.0)	(190,346)

	Net Assets	100.0%	$685,050,792

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $554,304,186.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$145,503,620
Gross Unrealized Depreciation	(14,566,668)

Net Unrealized Appreciation	$130,936,952

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2008 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/Defense	0.3
Agriculture	0.2
Apparel	0.2
Auto Manufacturers	1.3
Auto Parts & Equipment	0.2
Banks	18.2
Beverages	1.9
Building Materials	2.9
Chemicals	4.0
Closed-End Funds	0.0
Commercial Services	0.5
Computers	0.9
Distribution/Wholesale	0.1
Diversified Financial Services	1.8
Electric	3.6
Electrical Components & Equipment	0.3
Electronics	0.5
Energy — Alternate Sources	0.2
Engineering & Construction	4.8
Entertainment	0.0
Equity Fund	0.1
Exchange Traded Fund	0.1
Food	2.8
Food Service	0.3
Hand/Machine Tools	0.1
Healthcare — Products	1.2
Healthcare — Services	0.8
Hedge Fund	0.1
Holding Companies — Diversified	1.7
Home Builders	0.0
Home Furnishings	0.4
Household Products/Wares	0.5
Insurance	0.3
Internet	0.1
Investment Companies	0.1
Iron/Steel	0.6
Leisure Time	0.0
Lodging	0.3
Machinery — Construction & Mining	0.5
Machinery — Diversified	0.5
Media	0.8
Metal Fabricate/Hardware	0.1
Mining	7.4
Miscellaneous Manufacturing	0.5
Office/Business Equipment	0.4
Oil & Gas	9.9
Oil & Gas Services	0.1
Pharmaceuticals	1.9
Real Estate	1.4
Retail	2.6
Semiconductors	0.3
Sovereign	0.0
Telecommunications	8.7
Textiles	0.2
Toys/Games/Hobbies	0.6
Transportation	0.8
Water	0.1
Other Long-Term Investments	6.1
Short-Term Investments	5.6
Other Assets and Liabilities — Net	0.0

Net Assets	100.0%

At April 30, 2008 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Japanese Yen JPY 2,658,780,768	Buy	05/08/08	25,106,523	25,582,081	$475,558
Japanese Yen JPY 390,512,085	Buy	08/01/08	3,757,633	3,775,945	18,312

					$493,870

Canada Dollars CAD 1,704,642	Sell	06/20/08	1,681,273	1,691,844	$(10,571)
Czech Republic Koruny CZK 54,430,896	Sell	06/20/08	3,387,956	3,363,607	24,349
EURO EUR 4,011,771	Sell	06/20/08	6,240,350	6,249,491	(9,141)
Hungary Forint HUF 1,361,990,933	Sell	05/19/08	7,511,532	8,401,843	(890,311)
Mexico Pesos MXN 36,272,822	Sell	05/21/08	3,339,424	3,448,948	(109,525)
Poland Zlotych PLN 17,738,950	Sell	05/19/08	7,215,942	8,009,134	(793,192)

					$(1,788,391)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 96.8%

		China: 21.6%
542,000		Anta Sports Products Ltd	$605,637
163,000		China Coal Energy Co. — Shares H	343,952
281,000		China COSCO Holdings Co., Ltd.	836,489
263,000	@	China High Speed Transmission Equipment Group Co., Ltd.	460,617
536,000		China Life Insurance Co., Ltd.	2,335,033
1,864,000		China Petroleum & Chemical Corp.	2,002,843
1,936,000	@	China Southern Airlines Co., Ltd.	1,270,821
914,000		China Telecom Corp., Ltd.	612,215
212,000		Dongfang Electrical Machinery Co., Ltd.	862,168
2,002,000		Industrial and Commercial Bank of China Ltd.	1,580,797
1,102,000		PetroChina Co., Ltd.	1,655,868
650,000		Shanghai Forte Land Co.	285,626
69,033	@	SPG Land Holdings Ltd.	35,310
725,000		Travelsky Technology Ltd.	628,946

			13,516,322

		Hong Kong: 41.7%
220,000		Bank of East Asia Ltd.	1,250,211
147,000		Cheung Kong Holdings Ltd.	2,296,053
338,500		China Mobile Ltd.	5,824,711
1,130,000		China Overseas Land & Investment Ltd.	2,374,435
1,590,000		China Power International Development Ltd.	578,146
248,000		China Resources Enterprise	908,834
494,000		Chow Sang Sang Holdings International Ltd.	637,224
2,921,000		Chuang’s China Investments	206,964
322,000		CLP Holdings Ltd.	2,554,807
422,000		CNOOC Ltd.	749,086
607,920		Dah Chong Hong Holdings Ltd.	199,552
66,300		Hang Seng Bank Ltd.	1,324,559
210,000		Henderson Land Development Co., Ltd.	1,606,445
111,900		Hong Kong Exchanges and Clearing Ltd.	2,286,668
171,500		HongKong Electric Holdings	1,076,143
51,000		Hutchison Whampoa Ltd.	498,390
622,000		Hysan Development Co., Ltd.	1,804,347

			26,176,575

		Taiwan: 33.5%
516,461		Asustek Computer, Inc.	1,671,081
310,000		AU Optronics Corp.	605,929
915,000		Cathay Financial Holding Co., Ltd.	2,567,292
999,000		Chunghwa Telecom Co., Ltd.	2,577,293
1,212,863		Far Eastern Textile Co., Ltd.	2,030,899
370,488		Far EasTone Telecommunications Co., Ltd.	629,589
2,072,000		First Financial Holding Co., Ltd.	2,506,168
235,000		Formosa Plastics Corp.	670,221
1,265,791		Goldsun Development & Construction Co., Ltd.	941,394
92,000		Huang Hsiang Construction Co.	259,283
80,560		MediaTek, Inc.	1,044,952
290,000		Oriental Union Chemical Corp.	325,152
97,987	@	Taiwan Basket (Issuer: Deutsche BankAG London)	1,221,606
318,000		Taiwan Cement Corp.	515,856
273,000		Taiwan Fertilizer Co., Ltd.	1,324,374
142,000		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,596,080
120,400	#	Wintek Corp. GDR	545,701

			21,032,870

		Total Common Stock (Cost $51,381,613)	60,725,767

REAL ESTATE INVESTMENT TRUSTS: 1.4%

		Hong Kong: 1.4%
360,000		Link Real Estate Investment Trust	861,861

		Total Real Estate Investment Trusts (Cost $823,764)	861,861

	Total Investments in Securities
	(Cost $52,205,377)*	98.2%	$61,587,628
	Other Assets and Liabilities - Net	1.8	1,122,227

	Net Assets	100.0%	$62,709,855

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $52,540,497.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,809,785
Gross Unrealized Depreciation	(2,762,654)

Net Unrealized Appreciation	$9,047,131

Percentage of
Industry	Net Assets

Airlines	2.0%
Apparel	1.0
Banks	6.6
Building Materials	2.3
Chemicals	3.7
Coal	0.6
Diversified Financial Services	7.7
Electric	6.7
Electrical Components & Equipment	2.1
Electronics	4.5
Equity Fund	2.0
Holding Companies — Diversified	2.9
Insurance	7.8
Oil & Gas	7.0
Real Estate	13.8
Retail	1.0
Semiconductors	4.2
Shopping Centers	1.4
Software	1.0
Telecommunications	15.4
Textiles	3.2
Transportation	1.3
Other Assets and Liabilities — Net	1.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 95.1%

		Australia: 4.9%
50,360		AGL Energy Ltd.	$592,348
7,269		Australia & New Zealand Banking Group Ltd.	150,065
30,979		BHP Billiton Ltd.	1,248,819
113,237		BlueScope Steel Ltd.	1,181,228
17,873		CSL Ltd.	669,017
116,560		CSR Ltd.	346,928
288,667		Harvey Norman Holdings Ltd.	978,577
60,438		Iluka Resources Ltd.	225,854
8		Lion Nathan Ltd.	63
297,427		Macquarie Airports Management Ltd.	881,006
3,164		Macquarie Group Ltd.	188,386
302,574		Macquarie Infrastructure Group	806,915
76,460		National Australia Bank Ltd.	2,164,824
16,211		Origin Energy Ltd.	212,866
103,135		PaperlinX Ltd.	245,247
36,442		Qantas Airways Ltd.	116,463
4,227		Rio Tinto Ltd.	545,466
48,507		Santos Ltd.	728,584
57,410		Telstra Corp., Ltd.	246,424
4,596		Woodside Petroleum Ltd.	242,050
14,554		Woolworths Ltd.	392,979
155,704		Zinifex Ltd.	1,481,371

			13,645,480

		Austria: 2.1%
132,857		Immofinanz Immobilien Anlagen AG	1,467,024
11,485	@	Meinl European Land Ltd.	149,776
9,962		OMV AG	748,248
62,874		Telekom Austria AG	1,547,785
20,368		Voestalpine AG	1,555,321
3,540		Wiener Staedtische Allgemeine Versicherung AG	264,512

			5,732,666

		Belgium: 1.0%
530		Colruyt SA	134,162
8,212		Delhaize Group	708,344
1,500		D’ieteren SA	462,178
4,142	@	Fortis — Strip VVPR	65
663		Groupe Bruxelles Lambert SA	83,897
909		InBev NV	74,507
5,230		KBC Groep NV	703,983
3,264		Solvay SA	477,615

			2,644,751

		China: 0.1%
185,000	@	Fosun International	147,812
30,200		Tencent Holdings Ltd.	200,312

			348,124

		Denmark: 0.7%
2,385		Danisco A/S	160,304
1,802		East Asiatic Co., Ltd. A/S	159,271
16,018	@	Vestas Wind Systems A/S	1,736,720

			2,056,295

		Finland: 1.7%
27,900		Elisa OYJ	627,718
83,444		Nokia OYJ	2,508,682
11,039		Stora Enso OYJ (Euro Denominated Security)	135,650
77,538		UPM-Kymmene OYJ	1,487,015

			4,759,065

		France: 10.4%
1,187		ADP	140,789
66,814		AXA SA	2,468,626
28,680		BNP Paribas	3,057,427
22,649		Bouygues SA	1,678,519
9,516		Carrefour SA	667,539
21,428		Cie de Saint-Gobain	1,704,725
16,251		Credit Agricole SA	543,893
18,661		Groupe Danone	1,642,767
10,304		Lafarge SA	1,847,602
20,397		Lagardere SCA	1,454,189
1,049		L’Oreal SA	123,952
4,073		LVMH Moet Hennessy Louis Vuitton SA	462,286
19,605		Natixis	327,995
21,483		Peugeot SA	1,490,295
954		PPR	123,345
3,475		Sanofi-Aventis	267,857
12,726		Schneider Electric SA	1,548,589
33,590		Suez SA	2,366,817
14,261	@	Thomson	90,171
41,668		Total SA	3,490,367
20,097		Veolia Environnement	1,447,598
40,935		Vivendi	1,650,396

			28,595,744

		Germany: 7.0%
2,792		Allianz AG	565,971
11,440		BASF AG	1,621,080
3,812		Bayer AG	321,956
37,807		Commerzbank AG	1,357,576
3,853		DaimlerChrysler AG	299,236
21,378		Deutsche Bank AG	2,553,466
1,467		Deutsche Boerse AG	212,119
17,452		Deutsche Lufthansa AG	460,485
54,236		Deutsche Post AG	1,685,368
6,839		E.ON AG	1,390,338
9,553		Fresenius Medical Care AG & Co. KGaA	505,512
560		Linde AG	81,628
2,553		Merck KGaA	361,648
714		Muenchener Rueckversicherungs AG	137,270
1,836		Rheinmetall AG	138,573
19,179		RWE AG	2,211,827
37,397		SAP AG	1,891,821
29,426		Siemens AG	3,460,332
470		Volkswagen AG	138,668

			19,394,874

		Greece: 0.7%
49,671		Hellenic Telecommunications Organization SA	1,472,412
8,378		National Bank of Greece SA	460,827

			1,933,239

		Hong Kong: 2.3%
309,096		C C Land Holdings Ltd.	339,610
87,149		Hang Seng Bank Ltd.	1,741,086
50,992		Hong Kong Exchanges and Clearing Ltd.	1,042,018
835,646	@	Hutchison Telecommunications International Ltd.	1,168,630
42,140		Kingboard Chemicals Holdings	198,854
334,836		Melco International Development	455,997
403,556		New World Development Ltd.	1,042,909
329,014		Shui On Land Ltd.	326,988
111,555		Shun TAK Holdings Ltd.	148,843

			6,464,935

		Ireland: 0.5%
61,184		Allied Irish Banks PLC	1,278,032

			1,278,032

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Italy: 5.4%
29,651		Banca Monte dei Paschi di Siena S.p.A.	$100,652
80,529	@	Banco Popolare Scarl	1,588,657
209,324		Enel S.p.A.	2,271,193
90,237		ENI S.p.A.	3,473,093
71,006		Fiat S.p.A	1,578,433
5,165		Finmeccanica S.p.A.	179,153
43,666		Intesa Sanpaolo S.p.A.	307,712
21,782		Italcementi S.p.A.	469,597
9,267		Italcementi S.p.A. RNC	147,348
12,394		Lottomatica S.p.A.	380,538
11,302		Mediobanca S.p.A.	234,769
670,619		Seat Pagine Gialle S.p.A.	129,521
670,476		Telecom Italia S.p.A.	1,402,200
363,279		UniCredito Italiano S.p.A.	2,737,895

			15,000,761

		Japan: 20.1%
20,000		Amada Co., Ltd.	167,518
25,000		Asahi Kasei Corp.	142,097
3,300		Astellas Pharma, Inc.	135,843
210,000		Bank of Yokohama Ltd.	1,542,071
11,400		Bridgestone Corp.	209,814
7,000		Canon Sales Co., Inc.	135,980
47		Central Japan Railway Co.	461,373
29,000	@	Chiyoda Corp.	218,643
152,000		COMSYS Holdings Corp.	1,374,887
11,000		Daifuku Co., Ltd.	137,892
58,000		Daiichi Sankyo Co., Ltd.	1,598,143
3,800		Denso Corp.	132,545
87,000	@	Dowa Holdings Co., Ltd.	589,237
228		East Japan Railway Co.	1,819,420
12,400		EDION Corp.	125,687
6,900		Eisai Co., Ltd.	244,439
3,600		Fuji Photo Film Co., Ltd.	139,178
144		Fuji Television Network, Inc.	236,254
204,000		Fujitsu Ltd.	1,305,137
34,000		Hitachi Cable Ltd.	135,586
45,100		Hitachi High-Technologies Corp.	901,260
44,000	@	Hokugin Financial Group, Inc.	139,596
4,800		Honda Motor Co., Ltd.	153,199
63		Inpex Holdings, Inc.	707,079
45,300		Ito En Ltd.	788,307
3,400		JFE Holdings, Inc.	186,789
10,000		Kao Corp.	270,751
228		KDDI Corp.	1,464,662
4,200		Keyence Corp.	1,074,025
169	@	KK DaVinci Advisors	162,161
65,300		Komatsu Ltd.	1,987,334
8,900		Komori Corp.	176,139
3,300		Konami Corp.	118,722
53,500		Konica Minolta Holdings, Inc.	806,218
7,100		Leopalace21 Corp.	125,602
3,800		Makita Corp.	130,783
100,000		Matsushita Electric Industrial Co., Ltd.	2,334,068
12,000		Matsushita Electric Works Ltd.	132,391
16,000		Mitsubishi Electric Corp.	163,937
70,000		Mitsubishi Rayon Co., Ltd.	227,680
39,500		Mitsubishi UFJ Financial Group, Inc.	435,250
51,000		Mitsui Engineering & Shipbuilding Co. Ltd.	166,264
7,000		Mitsui Fudosan Co., Ltd.	176,889
42,000		Mitsui Mining & Smelting Co., Ltd.	142,994
20,000		Mitsui OSK Lines Ltd.	276,139
452	@	Mizuho Financial Group, Inc.	2,352,275
5,800		Murata Manufacturing Co., Ltd.	307,941
8,000		NGK Spark Plug Co., Ltd.	107,744
192,000		NHK Spring Co., Ltd.	1,380,656
400		Nintendo Co., Ltd.	221,109
76,000		Nippon Electric Glass Co., Ltd.	1,182,159
70,000		Nippon Steel Corp.	394,006
81		Nippon Telegraph & Telephone Corp.	348,845
62,000		Nippon Yusen KK	604,386
120,000	@	Nishi-Nippon City Bank Ltd.	368,365
23,000		Nisshinbo Industries, Inc.	253,276
17,500		NOK Corp.	347,242
31,000		Obayashi Corp.	150,600
18,000		Olympus Corp.	592,548
273,000		Osaka Gas Co., Ltd.	974,234
10,700		Otsuka Corp.	822,289
829	@	Resona Holdings, Inc.	1,593,617
18		Sapporo Hokuyo Holdings, Inc.	145,888
289		SBI E*trade Securities Co., Ltd.	268,893
65,600		Seven & I Holdings Co., Ltd.	1,963,832
66,000		Sharp Corp.	1,111,724
31,600		Shin-Etsu Chemical Co., Ltd.	1,956,676
32,300		Shinko Electric Industries	446,267
7,000		Shionogi & Co., Ltd.	135,194
57,000	@	Sompo Japan Insurance, Inc.	635,087
11,700		Sony Corp.	539,423
118,600		Sumitomo Electric Industries Ltd.	1,530,621
19,000		Sumitomo Heavy Industries	160,509
76,000		Sumitomo Metal Mining Co., Ltd.	1,381,932
292		Sumitomo Mitsui Financial Group, Inc.	2,512,778
18,000		Suruga Bank Ltd.	254,735
2,200		TDK Corp.	150,331
7,600		THK Co., Ltd.	169,015
13,600		Tokai Rika Co., Ltd.	333,116
354,000		Tokyo Gas Co., Ltd.	1,359,975
23,000		Tokyu Land Corp.	172,061
51,700		Toyota Boshoku Corp.	1,478,655
28,000		Toyota Motor Corp.	1,426,932
30		West Japan Railway Co.	130,071
155		Yahoo! Japan Corp.	68,751
92,000		Yaskawa Electric Corp.	932,814

			55,366,555

		Luxembourg: 0.2%
4,822		Arcelor Mittal	435,571

			435,571

		Netherlands: 4.9%
111,824		Aegon NV	1,782,212
25,560		ASML Holding NV	724,306
27,011		Heineken NV	1,565,376
2,736		Koninklijke DSM NV	146,849
55,654		Koninklijke Philips Electronics NV	2,091,932
8,933		OCE NV	134,020
1		Randstad Holdings NV	42
525		Royal Dutch Shell PLC	21,042
55,932		Royal Dutch Shell PLC — Class A	2,248,067
90,868		Royal Dutch Shell PLC — Class B	3,620,751
4,618		Royal KPN NV	84,309
29,280		Unilever NV	977,449

			13,396,355

		New Zealand: 0.2%
27,252		Fletcher Building Ltd.	182,438
40,380		Sky Network Television Ltd.	140,531
182,553		Vector Ltd.	294,109

			617,078

		Norway: 0.4%
65,069	@	TGS Nopec Geophysical Co. ASA	1,043,075

			1,043,075

		Portugal: 0.2%
70,788	@	Sonae Industria — SGPS SA	493,141

			493,141

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Singapore: 1.7%
299,000		CapitaLand Ltd.	$1,506,960
76,000		Olam International Ltd.	150,962
329,000		United Overseas Land Ltd.	919,102
377,000	@	Wilmar International Ltd.	1,284,619
580,000		Wing Tai Holdings Ltd.	856,329

			4,717,972

		Spain: 2.0%
52,195		Banco Bilbao Vizcaya Argentaria SA	1,197,100
71,507		Banco Santander Central Hispano SA	1,546,417
10,774		Grupo Ferrovial	869,415
19,981		Promotora de Informaciones SA (PRISA)	349,559
5,274		Repsol YPF SA	213,075
45,303		Telefonica SA	1,301,779

			5,477,345

		Sweden: 0.9%
64,460		Boliden AB	697,503
41,745		Investor AB	985,516
24,330		Nobia AB	158,423
5,000		Nordea Bank AB	82,230
23,209		Tele2 AB — B Shares	513,108

			2,436,780

		Switzerland: 9.2%
61,298		ABB Ltd.	1,870,533
3,668		Ciba Specialty Chemicals AG	121,770
2,733		Compagnie Financiere Richemont AG	164,299
44,718		Credit Suisse Group	2,490,208
16,267		Holcim Ltd.	1,587,204
1,353		Kuehne & Nagel International AG	145,087
5,116	@	Logitech International SA	154,591
6,074		Nestle SA	2,898,987
73,937		Novartis AG	3,726,810
1,201		Pargesa Holding SA	137,341
21,401		Roche Holding AG	3,541,356
2,494		Swatch Group AG — BR	665,943
17,853		Swiss Reinsurance	1,476,188
4,339		Synthes, Inc.	593,677
80,464		UBS AG — Reg	2,662,729
13,939		Xstrata PLC	1,085,200
7,007		Zurich Financial Services AG	2,123,611

			25,445,534

		United Kingdom: 18.5%
62,423		3i Group PLC	1,061,480
16,209		Amec PLC	254,445
10,968		Anglo American PLC	708,985
89,969		ARM Holdings PLC	178,600
62,015		AstraZeneca PLC	2,601,630
14,406		Aviva PLC	178,964
21,177		BAE Systems PLC	195,223
64,859		Barclays PLC	586,448
17,458		Barratt Developments PLC	95,230
21,518		BG Group PLC	525,151
83,368		BHP Billiton PLC	2,974,948
16,467		Bovis Homes Group PLC	151,127
445,888		BP PLC	5,403,153
113,059		British Energy Group PLC	1,687,439
166,404		BT Group PLC	732,509
508,102		Cable & Wireless PLC	1,499,225
54,516		Capita Group PLC	714,603
3,361		Carnival PLC	131,422
19,518		Centrica PLC	113,482
200,027		Compass Group PLC	1,348,428
21,883	@	CSR PLC	171,061
126,054		Daily Mail & General Trust	1,039,783
20,306		Davis Service Group PLC	190,943
96,361		Diageo PLC	1,965,343
54,058		GlaxoSmithKline PLC	1,195,826
31,891		Group 4 Securicor PLC	143,906
196,618		HBOS PLC	1,815,260
176,590		HSBC Holdings PLC	3,066,289
41,644		Imperial Tobacco Group PLC	1,994,296
104,036		International Power PLC	902,532
43,308		Investec PLC	305,881
92,369		J Sainsbury PLC	701,366
337,017		Legal & General Group PLC	845,065
19,909		Marks & Spencer Group PLC	149,380
6,707		National Express Group PLC	122,603
323,514		Old Mutual PLC	816,701
50,615		Persimmon PLC	578,584
25,048		Reckitt Benckiser PLC	1,455,505
50,669	X	Resolution PLC	725,368
24,067		Rio Tinto PLC	2,805,574
13,012,876	@	Rolls-Royce Group PLC — B Shares Entitlement	25,874
374,284		Royal Bank of Scotland Group PLC	2,533,291
11,023		Shire PLC	202,498
12,657		Smith & Nephew PLC	163,634
19,616		Standard Chartered PLC	693,093
25,325		Standard Life PLC	125,091
21,024		Tate & Lyle PLC	220,014
19,428		Tesco PLC	164,547
42,229		Thomas Cook Group PLC	216,010
12,653		Travis Perkins PLC	242,262
674,853		Vodafone Group PLC	2,135,683
205,755		WM Morrison Supermarkets PLC	1,164,475
111,720		Wolseley PLC	1,117,222

			51,137,452

		Total Common Stock
		(Cost $263,705,275)	262,420,824

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Australia: 0.7%
1,058,298		Macquarie Office Trust	1,021,064
126,785		Stockland	863,552

			1,884,616

		United Kingdom: 0.1%
16,694		British Land Co. PLC	277,057

			277,057

		Total Real Estate Investment Trusts (Cost $2,552,067)	2,161,673

PREFERRED STOCK: 1.2%

		Germany: 1.2%
5,211		Bayerische Motoren Werke AG	225,299
32,321		Henkel KGaA — Vorzug	1,369,265
4,814		Porsche AG	882,841
43,469		ProSieben SAT.1 Media AG	671,632

		Total Preferred Stock (Cost $3,881,984)	3,149,037

RIGHTS: 0.1%

		Austria: 0.0%
3,540		Vienna Insurance Group — Rights	1,249

			1,249

		Italy: 0.0%
29,651		Banca Monte dei Paschi di Siena S.p.A. — Rights	20,742

			20,742

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Switzerland: 0.1%
82,267		UBS AG — Reg Rights	$138,944

			138,944

		Total Rights (Cost $-)	160,935

	Total Investments in Securities
	(Cost $270,139,326)*	97.2%	$267,892,469
	Other Assets and Liabilities - Net	2.8	7,769,561

	Net Assets	100.0%	$275,662,030

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
STRIP	Separate Trading of Registered Interest and Principal of Securities
X	Fair Value determined by ING Funds Valuation Committee appointed by the Fund’s Board of Trustees.

*	Cost for federal income tax purposes is $276,010,898.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,001,903
Gross Unrealized Depreciation	(14,120,332)

Net Unrealized Depreciation	$(8,118,429)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.1%
Agriculture	1.2
Airlines	0.2
Auto Manufacturers	2.2
Auto Parts & Equipment	1.4
Banks	14.5
Beverages	1.6
Biotechnology	0.2
Building Materials	2.6
Chemicals	1.8
Commercial Services	0.4
Computers	0.9
Cosmetics/Personal Care	0.1
Distribution/Wholesale	1.0
Diversified	0.4
Diversified Financial Services	2.7
Electric	4.3
Electrical Components & Equipment	1.6
Electronics	2.0
Energy — Alternate Sources	0.6
Engineering & Construction	2.7
Entertainment	0.1
Food	3.7
Food Service	0.5
Forest Products & Paper	0.7
Gas	0.9
Hand/Machine Tools	0.1
Healthcare — Products	0.3
Healthcare — Services	0.2
Holding Companies — Diversified	0.5
Home Builders	0.3
Home Furnishings	1.1
Household Products/Wares	1.0
Insurance	4.4
Internet	0.2
Investment Companies	0.7
Iron/Steel	1.4
Leisure Time	0.1
Machinery — Construction & Mining	0.7
Machinery — Diversified	0.3
Media	2.1
Mining	5.0
Miscellaneous Manufacturing	1.9
Office Property	0.4
Office/Business Equipment	0.1
Oil & Gas	7.8
Oil & Gas Services	0.4
Pharmaceuticals	5.1
Real Estate	2.5
Retail	1.5
Semiconductors	0.6
Shipbuilding	0.1
Software	0.7
Telecommunications	6.2
Textiles	0.2
Toys/Games/Hobbies	0.1
Transportation	1.9
Venture Capital	0.4
Water	0.5
Other Assets and Liabilities — Net	2.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 98.9%

		Australia: 5.2%
73,407		BHP Billiton Ltd.	$2,959,167
22,466		Rio Tinto Ltd.	2,899,084
34,051		Woodside Petroleum Ltd.	1,793,308

			7,651,559

		Austria: 1.6%
31,533		Erste Bank der Oesterreichischen Sparkassen AG	2,324,449

			2,324,449

		Brazil: 6.8%
67,845		Banco Itau Holding Financeira SA ADR	1,903,052
21,441		Cia de Bebidas das Americas ADR	1,571,625
89,034		Cia Vale do Rio Doce ADR	3,479,449
24,807		Petroleo Brasileiro SA ADR	3,012,066

			9,966,192

		Canada: 6.2%
77,370		Cameco Corp.	2,707,176
62,320		Manulife Financial Corp.	2,440,451
32,680		Rogers Communications, Inc.	1,454,067
21,853		Suncor Energy, Inc.	2,462,615

			9,064,309

		China: 2.6%
55,952	@	Focus Media Holding Ltd. ADR	2,064,069
1,157,000	@	Foxconn International Holdings Ltd.	1,788,281

			3,852,350

		Denmark: 2.5%
33,675	@	Vestas Wind Systems A/S	3,651,145

			3,651,145

		France: 5.7%
47,941		AXA SA	1,771,311
21,246		Electricite de France	2,220,672
26,883		Iliad SA	2,844,443
13,500		LVMH Moet Hennessy Louis Vuitton SA	1,532,252

			8,368,678

		Germany: 7.4%
36,936		Adidas AG	2,344,571
10,415		Deutsche Boerse AG	1,505,943
9,020		E.ON AG	1,833,726
14,352	@	Q-Cells AG	1,641,563
35,086		SAP AG ADR	1,762,370
7,194		Wacker Chemie AG	1,744,811

			10,832,984

		Greece: 1.5%
38,963		National Bank of Greece SA	2,143,139

			2,143,139

		Hong Kong: 3.8%
1,844,000		Agile Property Holdings Ltd.	2,555,507
242,400		Esprit Holdings Ltd.	2,985,041

			5,540,548

		India: 2.7%
18,286		HDFC Bank Ltd. ADR	2,062,661
43,667		Infosys Technologies Ltd. ADR	1,907,811

			3,970,472

		Israel: 1.2%
38,326		Teva Pharmaceutical Industries Ltd. ADR	1,792,890

			1,792,890

		Italy: 3.5%
61,630		Saipem S.p.A.	2,695,381
331,809		UniCredito Italiano S.p.A.	2,500,718

			5,196,099

		Japan: 10.5%
50,800		Denso Corp.	1,771,911
93,000		NGK Insulators Ltd.	1,791,195
5,100		Nintendo Co., Ltd.	2,819,143
42,600		Nitto Denko Corp.	1,764,402
10,800		ORIX Corp.	1,953,806
26,700		Shin-Etsu Chemical Co., Ltd.	1,653,268
31,800		Toyota Motor Corp.	1,620,587
22,800	@	Yamada Denki Co., Ltd.	1,957,475

			15,331,787

		Luxembourg: 1.8%
25,071	@	Millicom International Cellular SA	2,707,919

			2,707,919

		Mexico: 1.1%
39,889		Wal-Mart de Mexico SA de CV ADR	1,601,974

			1,601,974

		Netherlands: 1.2%
46,802		Koninklijke Philips Electronics NV — NY Shares	1,757,883

			1,757,883

		Norway: 1.7%
72,092	@	Renewable Energy Corp. A/S	2,439,396

			2,439,396

		Singapore: 2.0%
191,000		Keppel Corp., Ltd.	1,462,132
346,000		Keppel Land Ltd.	1,553,524

			3,015,656

		South Africa: 1.2%
89,751		MTN Group Ltd.	1,705,621

			1,705,621

		South Korea: 1.7%
6,927	#	Samsung Electronics GDR	2,456,040

			2,456,040

		Spain: 5.2%
110,747		Banco Bilbao Vizcaya Argentaria SA	2,539,999
129,215		Banco Santander Central Hispano SA	2,794,416
78,383		Telefonica SA	2,252,331

			7,586,746

		Switzerland: 10.1%
73,622		ABB Ltd.	2,246,604
38,446		Credit Suisse Group	2,140,939
18,290		Holcim Ltd.	1,784,592
4,420		Nestle SA	2,109,569
38,090		Nobel Biocare Holding AG	1,370,649
30,700		Novartis AG	1,547,440
13,315		Roche Holding AG	2,203,315
4,904		Syngenta AG	1,457,494

			14,860,602

		United Kingdom: 11.7%
833,382		ARM Holdings PLC	1,654,373
149,489	@	Autonomy Corp. PLC	2,521,870
159,333		British Sky Broadcasting PLC	1,717,255
126,424		ICAP PLC	1,459,499
323,876		Michael Page International PLC	1,843,439
186,851		Prudential PLC	2,538,013
135,961		Smith & Nephew PLC	1,757,754

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
184,034		Tesco PLC	$1,558,687
83,282	@	Wellstream Holdings PLC	2,073,053

			17,123,943

	Total Investments in Securities
	(Cost $133,066,292)*	98.9%	$144,942,381
	Other Assets and Liabilities - Net	1.1	1,541,842

	Net Assets	100.0%	$146,484,223

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $134,810,461.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,690,797
Gross Unrealized Depreciation	(6,558,877)

Net Unrealized Appreciation	$10,131,920

Percentage of
Industry	Net Assets

Advertising	1.4%
Apparel	3.6
Auto Manufacturers	1.1
Auto Parts & Equipment	1.2
Banks	11.1
Beverages	1.1
Building Materials	1.2
Chemicals	4.5
Commercial Services	1.3
Diversified Financial Services	4.8
Electric	2.8
Electronics	2.4
Energy — Alternate Sources	5.3
Engineering & Construction	1.5
Food	2.5
Healthcare — Products	2.1
Holding Companies — Diversified	2.1
Insurance	4.6
Internet	1.9
Media	1.2
Mining	8.2
Oil & Gas	5.0
Oil & Gas Services	3.3
Pharmaceuticals	3.8
Real Estate	2.8
Retail	2.4
Semiconductors	2.8
Software	4.2
Telecommunications	6.8
Toys/Games/Hobbies	1.9
Other Assets and Liabilities — Net	1.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Equity Dividend Fund
as of April 30, 2008 (Unaudited)

Shares		Value

COMMON STOCK: 92.6%

	Australia: 7.1%
26,564	Australia & New Zealand Banking Group Ltd.	$548,403
40,826	Crown Ltd.	422,558
126,939	Foster’s Group Ltd.	605,997
145,266	Insurance Australia Group	595,248
36,795	Suncorp-Metway Ltd.	473,244
37,456	TABCORP Holdings Ltd.	401,983
21,372	Wesfarmers Ltd.	748,096

		3,795,529

	Belgium: 4.1%
11,191	Belgacom SA	513,857
15,132	Elia System Operator SA	673,605
37,057	Fortis	1,005,461

		2,192,923

	Bermuda: 0.9%
94,970	Hiscox Ltd.	479,656

		479,656

	Brazil: 0.6%
13,605	Tele Norte Leste Participacoes SA ADR	311,691

		311,691

	Canada: 5.4%
18,551	Bell Aliant Regional Communications Income Fund	554,449
18,191	Enerplus Resources Fund	816,776
36,120	Precision Drilling Trust	903,807
16,526	TransCanada Corp.	605,510

		2,880,542

	Denmark: 1.5%
22,815	Danske Bank A/S	785,478

		785,478

	Finland: 1.2%
34,393	UPM-Kymmene OYJ	659,585

		659,585

	France: 8.4%
7,878	BNP Paribas	839,833
15,573	France Telecom SA	487,294
10,903	Sanofi-Aventis	840,416
11,899	Total SA	996,733
7,360	Vinci SA	539,925
19,916	Vivendi	802,963

		4,507,164

	Germany: 1.6%
4,835	Bayerische Motoren Werke AG	263,064
3,000	E.ON AG	609,887

		872,951

	Greece: 1.4%
19,344	OPAP SA	752,511

		752,511

	Hong Kong: 0.8%
54,500	CLP Holdings Ltd.	432,413

		432,413

	Hungary: 0.7%
13,473	Magyar Telekom Telecommunications PLC ADR	360,268

		360,268

	Ireland: 2.3%
34,354	Allied Irish Banks PLC	717,598
33,918	Irish Life & Permanent PLC	543,044

		1,260,642

	Israel: 0.8%
95,814	Bank Hapoalim BM	405,960

		405,960

	Italy: 11.2%
85,484	Enel S.p.A.	927,513
27,569	ENI S.p.A.	1,061,088
111,623	Intesa Sanpaolo S.p.A.	829,793
23,122	Italcementi S.p.A. RNC	367,647
69,197	Mediaset S.p.A.	628,844
72,382	Milano Assicurazioni S.p.A.	472,496
8,287	Pirelli & C Real Estate S.p.A.	248,596
306,109	Telecom Italia S.p.A. RNC	498,311
132,161	UniCredito Italiano S.p.A.	996,047

		6,030,335

	Netherlands: 2.0%
26,409	Royal Dutch Shell PLC	1,058,489

		1,058,489

	New Zealand: 0.7%
137,286	Telecom Corp. of New Zealand Ltd.	404,932

		404,932

	Norway: 1.3%
48,190	DnB NOR ASA	715,393

		715,393

	Poland: 0.8%
45,744	Telekomunikacja Polska SA	459,615

		459,615

	Singapore: 0.9%
33,000	DBS Group Holdings Ltd.	482,821

		482,821

	South Korea: 1.5%
13,296	KT Corp. ADR	307,404
7,060	S-Oil Corp.	475,210

		782,614

	Spain: 4.9%
39,598	Banco Bilbao Vizcaya Argentaria SA	908,186
27,650	Banco Santander Central Hispano SA	597,962
29,168	Gestevision Telecinco SA	609,659
17,735	Telefonica SA	509,614

		2,625,421

	Sweden: 4.2%
39,797	Svenska Cellulosa AB — B Shares	666,215
25,587	Swedbank AB	643,609
166,563	Telefonaktiebolaget LM Ericsson	420,736
61,820	TeliaSonera AB	549,282

		2,279,842

	Taiwan: 1.1%
52,181	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	586,514

		586,514

	Thailand: 1.0%
80,500	Siam Cement PCL	547,843

		547,843

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Equity Dividend Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

	United Kingdom: 26.2%
21,932	AstraZeneca PLC		$920,083
53,054	Aviva PLC		659,083
81,679	Barclays PLC		738,533
75,020	BBA Aviation PLC		232,917
82,089	BP PLC		994,732
15,043	British American Tobacco PLC		564,296
132,241	BT Group PLC		582,124
83,571	Cattles PLC		394,946
15,030	Diageo PLC		306,546
341,893	DSG International PLC		441,056
38,666	GlaxoSmithKline PLC		855,337
51,294	HSBC Holdings PLC		890,663
242,882	Legal & General Group PLC		609,023
93,831	Lloyds TSB Group PLC		800,195
36,061	Marks & Spencer Group PLC		270,570
88,104	Rexam PLC		779,952
132,348	Royal Bank of Scotland Group PLC		895,780
25,769	Scottish & Southern Energy PLC		710,121
27,984	Severn Trent PLC		808,117
81,722	Tate & Lyle PLC		855,211
55,232	United Utilities PLC		783,541

			14,092,826

	Total Common Stock (Cost $53,026,050)		49,763,958

REAL ESTATE INVESTMENT TRUSTS: 2.7%

	Australia: 1.3%
67,285	Stockland		458,288
15,743	Westfield Group		270,529

			728,817

	Germany: 0.7%
19,148	@ Alstria Office AG		365,910

			365,910

	Netherlands: 0.7%
3,982	Corio NV		370,118

			370,118

	Total Real Estate Investment Trusts (Cost $1,428,401)		1,464,845

	Total Investments in Securities
	(Cost $54,454,451)*	95.3%	$51,228,803
	Other Assets and Liabilities - Net	4.7	2,551,998

	Net Assets	100.0%	$53,780,801

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $55,056,136.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$943,927
Gross Unrealized Depreciation	(4,771,260)

Net Unrealized Depreciation	$(3,827,333)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.4%
Agriculture	1.1
Auto Manufacturers	0.5
Banks	24.7
Beverages	1.7
Building Materials	1.7
Diversified	1.5
Diversified Financial Services	1.7
Electric	6.2
Engineering & Construction	1.0
Entertainment	2.1
Food	1.6
Forest Products & Paper	2.5
Insurance	5.2
Lodging	0.8
Media	3.8
Miscellaneous Manufacturing	1.4
Office Property	0.7
Oil & Gas	11.7
Packaging & Containers	1.5
Pharmaceuticals	4.9
Pipelines	1.1
Real Estate	0.5
Retail	1.3
Semiconductors	1.1
Shopping Centers	0.5
Telecommunications	11.1
Water	3.0
Other Assets and Liabilities — Net	4.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 97.0%

		Belgium: 2.2%
33,075		InBev NV	$2,711,037

			2,711,037

		Brazil: 2.6%
181,700		Cosan SA Industria e Comercio	3,199,590

			3,199,590

		Canada: 4.2%
43,800		Barrick Gold Corp.	1,691,556
26,100		EnCana Corp.	2,105,675
103,278	@,L	Silver Wheaton Corp.	1,370,499

			5,167,730

		China: 4.2%
61,348	L	Aluminum Corp. of China Ltd. ADR	2,626,921
719,000		Hengan International Group Co., Ltd.	2,566,345

			5,193,266

		Finland: 6.4%
150,350		Nokia OYJ	4,520,165
55,432		Outotec OYJ	3,453,016

			7,973,181

		France: 3.5%
70,994	@	Eutelsat Communications	2,086,415
17,844		PPR	2,307,088

			4,393,503

		Germany: 8.7%
13,165		Allianz AG	2,668,701
37,163		Bayer AG	3,138,736
29,109		DaimlerChrysler AG	2,260,696
75,495		GEA Group AG	2,784,251

			10,852,384

		Greece: 1.8%
40,632		National Bank of Greece SA	2,234,941

			2,234,941

		Hong Kong: 4.8%
862,000		Li & Fung Ltd.	3,556,204
906,000		New World Development Ltd.	2,341,373

			5,897,577

		India: 1.6%
91,115	@	Bharti Airtel Ltd.	2,027,508

			2,027,508

		Italy: 4.3%
213,498		Enel S.p.A.	2,316,482
125,465		Prysmian S.p.A.	2,957,956

			5,274,438

		Japan: 5.3%
457	@	Mizuho Financial Group, Inc.	2,378,296
7,500		Nintendo Co., Ltd.	4,145,798

			6,524,094

		Mexico: 1.6%
1,883,800		Consorcio ARA, S.A. de C.V.	1,975,622

			1,975,622

		Netherlands: 2.4%
159,900		Royal KPN NV	2,919,233

			2,919,233

		Russia: 3.2%
47,964	L	OAO Gazprom ADR	2,537,856
15,308	@,L	Unified Energy System ADR	1,458,852

			3,996,708

		South Korea: 1.8%
34,538		Hyundai Development Co.	2,204,909

			2,204,909

		Switzerland: 8.8%
12,393		Nestle SA	5,914,908
64,570		Xstrata PLC	5,027,003

			10,941,911

		Taiwan: 3.3%
422,280		HON HAI Precision Industry Co., Ltd.	2,440,427
639,000		Synnex Technology International Corp.	1,705,692

			4,146,119

		Turkey: 1.8%
161,819		Enka Insaat Ve Sanayi A/S	2,203,248

			2,203,248

		United Kingdom: 20.2%
82,918		Anglo American PLC	5,359,922
1,310,718		ARM Holdings PLC	2,601,947
604,223		Game Group PLC	3,282,468
1,119,004		Hays PLC	2,489,195
64,608		Imperial Tobacco Group PLC	3,094,023
211,153		Inmarsat PLC	1,928,575
360,126		International Power PLC	3,124,162
55,810		Reckitt Benckiser PLC	3,243,044

			25,123,336

		United States: 4.3%
73,600		Alcoa, Inc.	2,559,808
64,261	@,L	NRG Energy, Inc.	2,824,271

			5,384,079

		Total Common Stock (Cost $112,048,166)	120,344,414

PREFERRED STOCK: 0.8%

		Russia: 0.8%
609,051		TNK-BP Holding	1,023,206

		Total Preferred Stock (Cost $1,769,776)	1,023,206

		Total Long-Term Investments (Cost $113,817,942)	121,367,620

SHORT-TERM INVESTMENTS: 7.6%

		Mutual Fund: 1.5%
1,925,000	**	ING Institutional Prime Money Market Fund	1,925,000

		Total Mutual Fund (Cost $1,925,000)	1,925,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

		Repurchase Agreement: 0.5%
$613,000	Morgan Stanley Repurchase Agreement dated 04/30/08, 1.970%, due 05/01/08, $613,034 to be received upon repurchase (Collateralized by $595,000 Federal Home Loan Mortgage Corporation, 6.625%, Market Value plus accrued interest $629,118, due 09/15/09)		$613,000

		Total Repurchase Agreement (Cost $613,000)	613,000

		Securities Lending CollateralCC: 5.6%
6,906,030		Bank of New York Mellon Corp. Institutional Cash Reserves	6,906,030

		Total Securities Lending Collateral (Cost $6,906,030)	6,906,030

		Total Short-Term Investments (Cost $9,444,030)	9,444,030

	Total Investments in Securities (Cost $123,261,972)*	105.4%	$130,811,650
	Other Assets and Liabilities - Net	(5.4)	(6,666,157)

	Net Assets	100.0%	$124,145,493

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is $123,639,704.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,866,896
Gross Unrealized Depreciation	(4,694,950)

Net Unrealized Appreciation	$7,171,946

Percentage of
Industry	Net Assets

Agriculture	2.5%
Auto Manufacturers	1.8
Banks	3.7
Beverages	2.2
Chemicals	2.5
Commercial Services	2.0
Distribution/Wholesale	2.9
Electric	7.8
Electrical Components & Equipment	2.4
Electronics	3.3
Engineering & Construction	1.8
Food	7.3
Healthcare — Products	2.1
Holding Companies — Diversified	2.3
Home Builders	3.4
Household Products/Wares	2.6
Insurance	2.2
Machinery — Construction & Mining	2.8
Mining	15.0
Oil & Gas	4.5
Real Estate	1.9
Retail	4.5
Semiconductors	2.1
Telecommunications	10.9
Toys/Games/Hobbies	3.3
Short-Term Investments	7.6
Other Assets and Liabilities — Net	(5.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 43.8%

		Australia: 0.9%
487,100		Lend Lease Corp., Ltd.	$5,700,322

			5,700,322

		Austria: 0.3%
11,940	@	CA Immobilien Anlagen AG	277,629
129,650	@	Meinl European Land Ltd.	1,690,767

			1,968,396

		Brazil: 1.7%
611,900	@	BR Malls Participacoes SA	6,626,278
407,700	@	Construtora Tenda SA	2,158,441
136,700		Mrv Engenharia	2,755,054

			11,539,773

		Canada: 0.6%
190,250		Brookfield Properties Co. (U.S. Denominated Security)	3,829,733

			3,829,733

		Finland: 1.3%
1,527,728		Citycon OYJ	8,869,009

			8,869,009

		Germany: 0.1%
10,580		Deutsche Euroshop AG	449,160

			449,160

		Hong Kong: 19.4%
2,526,100		Cheung Kong Holdings Ltd.	39,456,192
1,674,900		Hang Lung Group Ltd.	9,013,676
1,998,600		Hang Lung Properties Ltd.	8,113,961
1,219,100		Hongkong Land Holdings Ltd.	5,534,102
1,489,500		Kerry Properties Ltd.	10,084,663
2,609,400		Shui On Land Ltd.	2,593,335
3,299,700		Sino Land Co.	8,320,960
2,306,000		Sun Hung Kai Properties Ltd.	40,300,901
1,003,750		Wharf Holdings Ltd.	5,076,154

			128,493,944

		India: 0.5%
406,800	@	Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	3,112,153

			3,112,153

		Japan: 14.7%
1,591,300		Mitsubishi Estate Co., Ltd.	46,278,007
1,475,900		Mitsui Fudosan Co., Ltd.	37,295,878
1,975		NTT Urban Development Corp.	3,064,233
424,600		Sumitomo Realty & Development Co., Ltd.	10,642,999

			97,281,117

		Philippines: 0.2%
6,527,200		Ayala Land, Inc.	1,501,046

			1,501,046

		Singapore: 1.6%
2,090,600		CapitaLand Ltd.	10,536,627

			10,536,627

		Sweden: 0.6%
440,320		Hufvudstaden AB	4,330,865

			4,330,865

		Switzerland: 0.9%
95,600	@	PSP Swiss Property AG	5,918,909

			5,918,909

		Thailand: 0.3%
1,929,000		Central Pattana PCL	1,748,443

			1,748,443

		United Kingdom: 0.7%
23,000	@	Hirco PLC	157,086
598,900	@	Ishaan Real Estate PLC	1,095,368
752,200		Safestore Holdings Ltd.	2,165,241
90,700	@	Yatra Capital Ltd.	1,210,882

			4,628,577

		Total Common Stock (Cost $267,594,033)	289,908,074

REAL ESTATE INVESTMENT TRUSTS: 52.5%

		Australia: 14.9%
1,509,700		Australand Property Group	2,341,583
3,696,300		CFS Retail Property Trust	7,785,931
2,793,700		Challenger Diversified Property Group	2,060,413
1,548,100		Charter Hall Group	2,110,670
1,343,500		Commonwealth Property Office Fund	1,775,840
1,135,700		DB Rreef Trust	1,879,673
2,123,900		GPT Group	6,672,582
1,718,300		Macquarie CountryWide Trust	2,250,215
1,930,900		Macquarie Goodman Group	8,200,495
1,039,700		Mirvac Group	4,108,244
2,374,200		Stockland	16,171,035
688,800		Valad Property Group	614,190
2,478,839		Westfield Group	42,596,594

			98,567,465

		Canada: 2.9%
6,600	@,#	Calloway Real Estate Investment Trust	138,737
69,200		Calloway Real Estate Investment Trust	1,454,636
116,700		Canadian Real Estate Investment Trust	3,198,213
242,500		Cominar Real Estate Investment Trust	4,948,242
445,600		RioCan Real Estate Investment Trust	9,278,356

			19,018,184

		France: 9.1%
21,300		Gecina SA	2,997,853
83,200		Klepierre	5,031,424
106,451		Mercialys	4,942,349
22,659		Societe Immobiliere de Location pour l’Industrie et le Commerce	3,229,189
170,802		Unibail	43,866,169

			60,066,984

		Germany: 0.2%
70,700	@	Alstria Office AG	1,351,045

			1,351,045

		Hong Kong: 1.4%
3,769,700		Link Real Estate Investment Trust	9,024,882

			9,024,882

		Japan: 5.8%
263		Japan Hotel and Resort, Inc.	876,918
472		Japan Logistics Fund, Inc.	3,213,906
867		Japan Real Estate Investment Corp.	10,277,498
367		Japan Retail Fund Investment Corp.	2,173,406
937		Kenedix Realty Investment Corp.	5,545,781

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Japan (continued)
207		Nippon Accommodations Fund, Inc.	$996,774
806		Nippon Building Fund, Inc.	10,579,635
152		Nomura Real Estate Residential Fund, Inc.	657,492
524		Tokyu Real Estate Investment Trust, Inc.	4,412,282

			38,733,692

		Netherlands: 3.5%
133,650		Corio NV	12,422,485
110,170		Eurocommercial Properties NV	6,316,681
38,200		Wereldhave NV	4,831,007

			23,570,173

		Singapore: 2.9%
2,534,400	@	Ascendas Real Estate Investment Trust	4,838,174
2,423,300	@	CapitaCommercial Trust	4,012,851
2,487,200	@	CapitaMall Trust	6,401,116
4,491,800	@	Macquarie MEAG Prime Real Estate Investment Trust	4,107,053

			19,359,194

		United Kingdom: 11.8%
605,900		British Land Co. PLC	10,055,653
299,800		Brixton PLC	1,766,046
291,200		Derwent Valley Holdings PLC	7,707,318
256,100		Great Portland Estates PLC	2,318,276
621,700		Hammerson PLC	12,377,768
888,880		Land Securities Group PLC	27,030,048
150,000		Liberty International PLC	2,902,771
837,600		Segro PLC	7,627,065
576,600		Shaftesbury PLC	6,130,385

			77,915,330

		Total Real Estate Investment Trusts (Cost $358,029,469)	347,606,949

MUTUAL FUNDS: 1.1%

		Australia: 0.5%
1,567,500	**	ING Industrial Fund	3,080,031

			3,080,031

		Luxembourg: 0.6%
246,410		Prologis European Properties	4,001,474

			4,001,474

		Total Mutual Funds (Cost $7,172,671)	7,081,505

		Total Long-Term Investments (Cost $632,796,173)	644,596,528

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.3%

		U.S. Government Agency Obligations: 3.3%
$21,653,000	Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$21,652,068

		Total Short-Term Investments (Cost $21,652,068)	21,652,068

	Total Investments in Securities
	(Cost $654,448,241)*	100.7%	$666,248,596
	Other Assets and Liabilities - Net	(0.7)	(4,597,500)

	Net Assets	100.0%	$661,651,096

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $687,358,036.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,968,931
Gross Unrealized Depreciation	(30,078,371)

Net Unrealized Depreciation	$(21,109,440)

Percentage of
Industry	Net Assets

Apartments	0.1%
Closed-End Funds	1.1
Diversified	32.6
Engineering & Construction	0.5
Holding Companies — Diversified	0.8
Home Builders	0.4
Hotels	0.1
Office Property	6.3
Real Estate	41.8
Shopping Centers	12.9
Storage/Warehousing	0.3
Warehouse/Industrial	0.5
Short-Term Investments	3.3
Other Assets and Liabilities — Net	(0.7)

Net Assets	100.0%

At April 30, 2008 the following forward foreign currency contracts were outstanding for the ING International Real Estate Fund:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD
Japanese Yen JPY 519,960,381	Buy	05/07/08	4,981,704	5,002,598	$20,894

					$20,894

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 95.6%

		Argentina: 0.0%
20,900	@	Telecom Argentina SA ADR	$367,004

			367,004

		Australia: 7.2%
582,625	@	Aditya Birla Minerals Ltd.	1,597,752
95,450		Ansell Ltd.	1,033,012
12,207	@	Aquila Resources Ltd.	173,942
350,933	@,I	Atlas Iron Ltd.	1,019,306
15,100		Ausenco Ltd.	225,319
2,399,469	@	Australian Worldwide Exploration Ltd.	8,262,633
225,105	@	Babcock & Brown Capital Ltd.	880,318
37,263		Bendigo Bank Ltd.	428,603
188,766		Boart Longyear Group	337,289
125,735		Bradken Ltd.	979,336
1,434,629		Centennial Coal Co., Ltd.	6,149,378
279,766		Challenger Financial Services Group Ltd.	549,951
135,948		Computershare Ltd.	1,141,940
186,884	@	Cooper Energy Ltd.	86,806
77,177		Downer EDI Ltd.	530,755
135,732	@	Energy World Corp., Ltd.	178,622
132,420		Flight Centre Ltd.	2,717,180
308,487		Futuris Corp., Ltd.	616,143
66,902		G.U.D. Holdings Ltd.	617,257
83,513		Iluka Resources Ltd.	312,084
20,174		Incitec Pivot Ltd.	3,068,818
244,590		Independence Group NL	1,921,372
200,875		JB Hi-Fi Ltd.	1,718,150
409,579		Just Group Ltd.	1,539,230
772,480		Mincor Resources NL	2,565,535
426,428	@	Mount Gibson Iron Ltd.	1,176,484
673,856	I,X	Octaviar Ltd.	629,427
94,200		OneSteel Ltd.	569,360
1,257,500	@	Pan Australian Resources Ltd.	1,411,611
69,764	@	Platinum Australia Ltd.	153,839
248,567		Ramsay Health Care Ltd.	2,789,001
96,702	@	Riversdale Mining Ltd.	731,444
855,454		Sally Malay Mining Ltd.	4,364,315
716,459		Seven Network Ltd.	6,265,732
161,433		Sigma Pharmaceuticals Ltd.	179,991
44,621		Sims Group Ltd.	1,391,871
19,613		Sonic Healthcare Ltd.	281,811
151,200		Straits Resources Ltd.	982,108
439,241		Sunland Group Ltd.	1,182,662
399,036	@	Tap Oil Ltd.	637,527
97,882		Transfield Services Ltd.	1,180,713
26,800		WorleyParsons Ltd.	979,997

			63,558,624

		Austria: 0.4%
319,071	@	Austrian Airlines	1,847,726
10,721	@	Ca Immo International AA	168,380
5,267	@	Kapsch TrafficCom AG	286,754
4,915		Rosenbauer International AG	229,513
1,535		Schoeller-Bleckmann Oilfield Equipment AG	133,563
22,338		Zumtobel AG	679,405

			3,345,341

		Belgium: 0.5%
4,005		Bekaert SA	602,147
6,545		D’ieteren SA	2,016,636
39,700	@	Telenet Group Holding NV	956,885
14,422		Tessenderlo Chemie NV	676,425

			4,252,093

		Bermuda: 0.7%
284,837		Catlin Group Ltd.	2,202,099
457,770		Hiscox Ltd.	2,312,017
157,659		Lancashire Holdings Ltd.	951,767
8,480,000		Regal Hotels International Holdings Ltd.	473,464

			5,939,347

		British Virgin Islands: 0.0%
14,069		Empire Online Ltd.	8,342

			8,342

		Canada: 7.0%
28,200	@	ACE Aviation Holdings, Inc.	539,023
40,800		AGF Management Ltd.	971,486
5,500	@	Air Canada	44,837
119,000		Biovail Corp.	1,361,215
40,300	@	Blue Pearl Mining Ltd.	869,945
83,100		Canaccord Capital, Inc.	854,021
139,900	@	Celestica, Inc.	1,314,124
156,400	@	CGI Group, Inc. — Class A	1,821,638
60,600		Dorel Industries, Inc.	1,835,270
420,300	@	Eastern Platinum Ltd.	1,210,277
69,300		Gerdau AmeriSteel Corp.	1,080,340
52,200		Industrial Alliance Insurance	2,053,065
52,700		Inmet Mining Corp.	4,324,948
11,400		Laurentian Bank of Canada	477,802
14,500	@	Major Drilling Group International	743,645
12,700		Manitoba Telecom Services, Inc.	503,158
57,300	@	Mercator Minerals Ltd.	605,374
311,300		Methanex Corp.	7,263,976
297,000	@	Neo Material Technologies, Inc.	1,365,415
28,500		Northbridge Financial Corp.	983,393
152,900		Nova Chemicals Corp.	3,853,244
120,900	@	Oilexco Incorporated	1,845,133
773,300	@	Pacific Rubiales Energy Corp.	1,136,415
8,900	@	Pan Orient Energy Corp.	98,094
124,884		Parkland Income Fund	1,548,805
23,100		Pembina Pipeline Income Fund	389,931
225,650	@	QuADRa Mining Ltd.	5,095,106
254,430		Rothmans Inc.	6,283,065
541,300		Sherritt International Corp.	7,551,648
40,600	@	Sierra Wireless, Inc.	755,883
60,000		Superior Plus Income Fund	805,481
53,000	@	Taseko Mines Ltd.	281,960
98,800	@	Westjet Airlines Ltd.	1,680,512

			61,548,229

		China: 0.1%
176,000		Beijing Jingkelong Co., Ltd.	108,356
166,000	@	China Molybdenum Co., Ltd.	180,312
199,500		Great Wall Motor Co. Ltd.	235,297
122,000		Stella International Holdings Ltd.	181,311

			705,276

		Denmark: 1.4%
19,525	@	Alm. Brand Skadesforsikring A/S	1,227,483
1,900		Amagerbanken A/S	78,727
2,600		D/S Norden	283,442
46,100		East Asiatic Co., Ltd. A/S	4,074,586
7,900		Flsmidth & Co. A/S	829,013
63,400		H Lundbeck A/S	1,562,447
76,660		Sydbank A/S	2,853,760
61,500	@	TK Development	898,171
575	@	Topdanmark A/S	101,076

			11,908,705

		Finland: 1.0%
12,200		Finnair OYJ	120,471
52,673		F-Secure OYJ	225,363
109,384		KCI Konecranes OYJ	4,735,741
45,600		Nokian Renkaat OYJ	1,913,820
59,937		Oriola-KD OYJ	276,388
11,500		Outotec OYJ	716,368

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Finland (continued)
7,400		Wartsila OYJ	$503,965
19,751		YIT OYJ	556,814

			9,048,930

		France: 7.2%
9,831	@	Alten	345,219
6,643		Bacou Dalloz	840,140
86,680		Beneteau SA	2,372,746
21,983		BioMerieux	2,397,225
8,814		Bonduelle S.C.A.	1,092,460
1,820		Bongrain SA	178,276
8,339		Bourbon SA	560,771
44,295		Capgemini SA	2,660,422
4,091		Casino Guichard Perrachon SA	513,062
2,494		CNP Assurances	295,803
3,850		Eramet SLN	3,433,448
402,902	@	Genesys	1,554,803
7,560		Groupe Steria SCA	258,309
37,874		Haulotte Group	751,600
23,403	@	Homair SA	123,680
186,763		IMS-International Metal Service	7,491,950
7,200		Ipsen	439,996
12,000		Lagardere SCA	855,531
2,951		Lisi	318,609
20,000		Neuf Cegetel	1,118,754
12,951		Nexans SA	1,709,369
177,167		Nexity	7,888,120
15,528		Pierre & Vacances	1,704,323
178,732		Rallye SA	13,485,515
4,301		Rubis	382,777
11,412	@	Saft Groupe SA	439,899
16,700		SEB SA	3,048,112
4,718		Sopra Group SA	366,770
10,534	@	Store Electronic	246,725
4,564		Sword Group	195,542
13,716		Teleperformance	562,500
11,667		Thales SA	759,905
53,608	@	Thomson	338,958
36,961	@	UbiSoft Entertainment	3,691,554
2,717		Vilmorin & Cie	506,729
3,422		Virbac SA	322,608

			63,252,210

		Germany: 9.8%
5,189		AMB Generali Holding AG	952,685
79,159		Arques Industries AG	1,056,837
33,050		Bauer AG	2,666,290
39,869		Bechtle AG	1,300,423
14,400		Demag Cranes AG	792,372
35,954		Deutsche Euroshop AG	1,526,378
25,025	@	Em.Tv Ag	89,022
272,448		EpCos. AG	4,157,059
20,653		Fresenius Medical Care AG & Co. KGaA	1,092,886
16,600		GEA Group AG	612,207
3,546		Gerry Weber International AG	119,733
281,014		Gildemeister AG	8,251,353
6,759		Grenkeleasing AG	266,467
56,873		Hannover Rueckversicheru — Reg	3,093,366
2,305		Hawesko Holding AG	87,588
523		Hochtief AG	53,252
14,000		IDS Scheer AG	172,773
82,824	@	IWKA AG	3,028,073
138,227		Kloeckner & Co. AG	7,546,633
12,189		Koenig & Bauer AG	398,769
13,950		Krones AG	1,181,948
47,050		Leoni AG	2,526,528
9,532		MAN AG	1,325,203
94,739	@	Medion AG	1,883,805
222,130		MTU Aero Engines Holding AG	10,069,344
152,287		Norddeutsche Affinerie AG	6,414,297
3,100		Phoenix Solar AG	189,600
13,396		Rheinmetall AG	1,011,069
4,750	@	Roth & Rau AG	1,088,473
53,614		Salzgitter AG	10,905,565
6,144	@	SFC Smart Fuel Cell AG	114,403
32,150	@	SGL Carbon AG	2,167,327
24,950		Stada Arzneimittel AG	1,682,408
53,800	@	TUI AG	1,532,593
34,891		Vivacon AG	608,564
25,771		Vossloh AG	3,719,191
5,800		Wacker Chemie AG	1,406,714
34,913	@	Wirecard AG	726,634

			85,817,832

		Greece: 0.4%
221,294		Anek Lines SA	726,384
15,363	@	Babis Vovos International Technical Co.	466,963
11,412		Fourlis Holdings SA	360,180
14,397		Jumbo SA	425,331
68,570		Sidenor Steel Production & Manufacturing Co. SA	1,128,774

			3,107,632

		Hong Kong: 2.7%
96,000		Agile Property Holdings Ltd.	133,042
72,000	@	China Everbright Ltd.	183,138
85,000	@	China Insurance International Holdings Co., Ltd.	226,127
324,000		Far East Consortium	120,478
490,000		First Pacific Co.	359,131
4,408,000		Global Green Tech Group Ltd.	829,297
97,000		Great Eagle Holding Co.	281,410
176,000		Hang Lung Group Ltd.	947,165
320,000		Hopewell Highway Infrastructure Ltd.	254,623
180,000		Industrial & Commercial Bank of China (Asia) Ltd.	491,637
346,000		Jinhui Shipping & Transportation Ltd.	3,620,477
7,500		Kerry Properties Ltd.	50,779
444,000		Luk Fook Holdings International Ltd.	273,185
2,630,000		Midland Holdings Ltd.	2,719,286
8,592,000		Minmetals Resources Ltd.	3,329,988
52,500		MTR Corp.	187,756
23,700		Nam Tai Electronics, Inc.	244,347
249,000		Pacific Andes Holdings Ltd.	89,617
3,085,000		Pacific Basin Shipping Ltd.	5,638,178
2,020,000		Shougang Concord Century Holding	175,556
6,898,000		Sinolink Worldwide Holdings	1,210,366
154,000		Television Broadcasts Ltd.	884,517
548,000		TPV Technology Ltd.	382,038
149,194		Vtech Holdings Ltd.	817,512

			23,449,650

		India: 0.2%
155,478		Chennai Petroleum Corp., Ltd.	1,387,210
29,207		Great Eastern Shipping Co., Ltd.	320,522

			1,707,732

		Indonesia: 0.1%
893,000		PT Tambang Batubara Bukit Asam Tbk	1,021,700

			1,021,700

		Ireland: 0.6%
18,874		DCC PLC	433,759
2,100		FBD Holdings PLC	83,653
277,000		Glanbia PLC	2,149,349
88,300		Greencore Group PLC	522,550
36,400		Iaws Group PLC	917,294

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Ireland (continued)
37,200		Kerry Group PLC	$1,150,601
55,700		United Drug PLC	331,271

			5,588,477

		Israel: 0.2%
143,463	@	Israel Discount Bank Ltd.	348,515
13,249		Partner Communications	311,490
39,800		Partner Communications ADR	926,146
7,578		Super-Sol Ltd.	37,612

			1,623,763

		Italy: 2.1%
25,020		ACEA S.p.A.	481,777
81,500		Aedes S.p.A	249,064
278,200		AEM S.p.A.	1,022,449
47,140		Autostrada Torino-Milano S.p.A.	838,513
118,423		Azimut Holding S.p.A.	1,290,578
37,946		Banco di Desio e della Brianza S.p.A.	399,203
123,637	@	BasicNet S.p.A.	357,783
10,209		Biesse S.p.A.	217,080
137,800		Brembo S.p.A.	1,756,465
516,230		CIR-Compagnie Industriali Riunite S.p.A.	1,338,219
2,941		Fondiaria-Sai S.p.A.	117,813
81,503	@	GreenergyCapital S.p.A.	1,349
122,790	@	Gruppo Coin S.p.A.	802,481
140,621		Indesit Co. S.p.A.	1,688,034
393,096	@	It Holding S.p.A	393,508
81,503	@	KME Group	132,165
191,600	@	Maire Tecnimont S.p.A.	1,129,049
80,714		Premafin Finanziaria S.p.A.	188,135
30,163		Prima Industrie S.p.A.	1,358,157
82,100		Prysmian S.p.A.	1,935,585
238,134		Recordati S.p.A.	1,735,918
9,900		Trevi Finanziaria S.p.A.	228,609
258,787		Unipol S.p.A.	843,297

			18,505,231

		Japan: 18.0%
102		Acca Networks Co., Ltd.	129,480
58,000	@	Adores, Inc.	145,234
11,200		Aica Kogyo Co., Ltd.	110,551
2,800		Aichi Bank Ltd.	240,631
44,050		Aiful Corp.	858,786
58,900		Aisan Industry Co., Ltd.	574,599
11,800		Alfresa Holdings Corp.	832,258
295,200	@	Allied Telesis Holdings KK	207,128
11,400		Aloka Co., Ltd.	144,282
3,900		Alpha Corp.	41,395
177,600		Alpine Electronics, Inc.	2,025,619
106,100	@	AOC Holdings, Inc.	1,138,147
10,500		Arcs Co., Ltd.	147,981
356,000		Atsugi Co., Ltd.	449,484
12,000		Awa Bank Ltd.	77,554
601		Bosch Corp.	3,451
170,800		Century Leasing System, Inc.	1,413,546
1,008,000	@	Chori Co., Ltd.	1,118,206
39,000		Chugoku Marine Paints Ltd.	298,901
20,000		Chuo Denki Kogyo Co., Ltd.	306,379
172,000		Cosmo Oil Co., Ltd.	571,025
6,000	@	Cosmos Initia Co., Ltd.	18,688
3,900		Create S D Co., Ltd.	85,967
15,000		Daido Steel Co., Ltd.	83,553
33,000		Daihatsu Diesel Manufacturing Co., Ltd.	327,843
57,000		Daiichi Jitsugyo Co., Ltd.	238,854
13,100	@	Daiichikosho Co., Ltd.	128,188
44,000	@	Daito Bank Ltd.	37,718
235,000		Daiwa Industries Ltd.	1,065,749
23,700		DC Co., Ltd.	65,036
15,140		Diamond Lease Co., Ltd.	743,194
52,000		Eagle Industry Co., Ltd.	463,497
12,000		Excel Co., Ltd.	143,638
1,300		Exedy Corp.	35,910
64,500		FamilyMart Co., Ltd.	2,265,133
57,100		Fancl Corp.	714,528
174,000		Fuji Machine Manufacturing Co., Ltd.	3,464,427
28,800		Fuji Oil Co., Ltd.	266,975
8,700		Fujikura Kasei Co., Ltd.	71,762
17,300		Fujitsu Frontech Ltd.	152,141
48,000		Fujitsu General Ltd.	223,873
25,000		Furukawa-Sky Aluminum Corp.	53,639
39,200		Futaba Industrial Co., Ltd.	896,571
755		Geo Co., Ltd.	630,620
33,400		Glory Ltd.	752,299
23,300		Gulliver International Co.	840,572
341,000		Hino Motors Ltd.	2,153,891
6,000		Hirano Tecseed Co., Ltd.	54,671
12,400		HIS Co., Ltd.	192,805
6,000		Hisaka Works Ltd.	91,500
153,000		Hitachi Cable Ltd.	610,135
34,000		Hitachi Kokusai Electric, Inc.	322,823
113,000		Hitachi Metals Ltd.	1,696,765
15,400		Hitachi Software Engineering Co., Ltd.	379,199
36,400		Hitachi Transport System Ltd.	435,752
38,200		Hosiden Corp.	775,410
98,000		Hosokawa Micron Corp.	626,734
38,000		Hyakugo Bank Ltd.	249,907
71,000		Hyakujushi Bank Ltd.	423,784
102,900		IBJ Leasing Co., Ltd.	1,919,418
2,500		Icom, Inc.	59,173
754		IDU Co.	387,392
65,400		Inabata & Co., Ltd.	360,978
125,900	@	Ines Corp.	647,414
4,800		Information Services International-Dentsu Ltd.	41,554
16,037	@	IT Holdings Corp.	331,582
64,000	@	Iwatani International Corp.	189,211
21,000		Izumiya Co., Ltd.	145,111
123,000	@	Izutsuya Co., Ltd.	123,651
32,000		Japan Aviation Electronics Industry Ltd.	276,611
208,000		Japan Radio Co., Ltd.	514,554
860,000		JFE Shoji Holdings, Inc.	6,682,118
69,000	@	Jidosha Buhin Kogyo Co., Ltd.	315,332
38,000		Joshin Denki Co., Ltd.	330,355
11,900		JSP Corp.	104,173
25,000		Kanamoto Co., Ltd.	152,793
2,102,000	@	Kanematsu Corp.	3,255,881
122,400		Kanto Auto Works Ltd.	1,644,905
83,833	@	Kanto Tsukuba Bank Ltd.	477,684
209,000	@	Kawai Musical Instruments Manufacturing Co., Ltd.	319,592
24,600		Keiyo Co., Ltd.	134,751
198,000		Kenwood Corp.	234,462
4,900		Kita-Nippon Bank Ltd.	197,212
891	@	KK DaVinci Advisors	854,945
41,900		Koa Corp.	369,400
87,000		Koito Manufacturing Co., Ltd.	1,146,077
368,000		Kurimoto Ltd.	479,970
38,300		Kuroda Electric Co., Ltd.	545,536
28,100	@	Kyoden Co., Ltd.	43,927
36,000		Kyodo Printing Co., Ltd.	96,647
13,900		Kyoei Steel Ltd.	313,944
324	@	Kyoei Tanker Co., Ltd.	946
63,000		Kyorin Co., Ltd.	679,771
3,400		Lintec Corp.	44,160
44,000	@	Maeda Road Construction Co., Ltd.	344,218
55,000	@	Marudai Food Co., Ltd.	118,952
147,000	@	Maruetsu, Inc.	1,193,272
38,900	@	Matsumotokiyoshi Holdings Co., Ltd.	809,910

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Japan (continued)
20,600		Megane TOP Co., Ltd.	$200,983
18,500		Mikuni Coca-Cola Bottling Co., Ltd.	192,769
185,000		Minebea Co., Ltd.	1,131,743
32,000		Ministop Co., Ltd.	661,511
53,100		Miraca Holdings, Inc.	1,258,404
6,300		MISUMI Group, Inc.	122,574
537,000		Mitsubishi Paper Mills Ltd.	1,202,665
67,000		Mitsubishi Steel Manufacturing Co., Ltd.	243,874
264,000		Mitsui Sugar Co., Ltd.	878,032
281		Money Partners Co., Ltd.	317,299
129,400		Mori Seiki Co., Ltd.	2,389,751
46,300		Musashi Seimitsu Industry Co., Ltd.	1,030,417
19,583		Namura Shipbuilding Co., Ltd.	131,816
18,200		NEC Fielding Ltd.	219,069
11,400		NEC Leasing Ltd.	143,087
32,800		NEC Networks & System Integration Corp.	459,806
458		Net One systems Co., Ltd.	578,378
92,000		NHK Spring Co., Ltd.	661,565
6,200		Nichi-iko Pharmaceutical Co., Ltd.	163,014
531,000		Nichirei Corp.	2,506,689
3,900		Nidec Copal Corp.	52,839
47,500		Nifco, Inc.	1,025,267
16,000		Nihon Parkerizing Co., Ltd.	254,583
199,000		Nippon Denko Co., Ltd.	2,395,785
195,000		Nippon Metal Industry Co., Ltd.	581,132
13,000		Nippon Seiki Co., Ltd.	191,077
52,000		Nippon Shinyaku Co., Ltd.	612,465
22,500		Nippon Signal Co., Ltd.	124,686
121,000	@	Nippon Soda Co., Ltd.	430,527
137,000		Nippon Steel Trading Co., Ltd.	380,743
265,000		Nippon Synthetic Chemical Industry Co., Ltd.	1,580,560
30,000		Nippon Thompson Co., Ltd.	208,748
36,000		Nipro Corp.	612,489
6,900		Nishimatsuya Chain Co. Ltd.	86,600
67,000	@	Nishi-Nippon City Bank Ltd.	205,670
220,000		Nissan Shatai Co., Ltd.	1,638,085
243,000		Nisshin Steel Co., Ltd.	901,288
9,100		Nitta Corp.	150,365
109,000		Nittetsu Mining Co., Ltd.	670,225
560		Obic Co., Ltd.	103,513
33,760		Oiles Corp.	630,699
51,000		Oita Bank Ltd.	360,361
16,270		Okinawa Electric Power Co., Inc.	710,562
90		Optex Co., Ltd.	1,471
4,000		Osaka Steel Co., Ltd.	54,667
6,900		OSG Corp.	97,159
484,000		Pacific Metals Co., Ltd.	4,720,317
16,400		Pigeon Corp.	302,088
176		Pilot Corp.	281,997
184,000		Pioneer Corp.	1,820,605
40,800		Plenus Co., Ltd.	496,408
80,600		Ricoh Leasing Co., Ltd.	1,601,695
1,700		Ryosan Co., Ltd.	37,997
105,300		Saizeriya Co., Ltd.	922,678
43,000		San-Ai Oil Co., Ltd.	172,164
250,000		Sanden Corp.	1,032,909
342,500	@	Sanix, Inc.	757,100
1,067,000	@	Sanyo Electric Co., Ltd.	2,662,410
6,100		Sato Corp.	82,384
45,200		Shimachu Co., Ltd.	1,243,837
71,100	@	Shinki Co., Ltd.	87,948
139,200		Shinko Plantech Co., Ltd.	2,187,304
37,000		Shinmaywa Industries Ltd.	141,715
292,000		Shinsho Corp.	986,088
660,000		Shinwa Kaiun Kaisha Ltd.	4,357,722
80,000		Shizuoka Gas Co., Ltd.	479,783
72,800		Siix Corp.	603,130
1,638		Sky Perfect Jsat Corp.	704,233
196,800		Sojitz Corp.	758,068
6,700		Sumida Corp.	88,401
611,000		Sumikin Bussan Corp.	2,316,531
10,100		Sumisho Computer Systems Corp.	193,530
63,200		Sumitomo Densetsu Co., Ltd.	397,411
32,220		Sumitomo Real Estate Sales	1,344,302
1,261		Suncity Co., Ltd.	188,937
48,200		Suruga Corp.	281,398
33,200		Tachi-S Co., Ltd.	270,416
96,000	@	Taihei Kogyo Co., Ltd.	356,270
48,000		Takisawa Machine Tool Co., Ltd.	72,772
87,000		Tamura Corp.	277,789
77,000		Tanabe Seiyaku Co., Ltd.	919,690
87,000		TBK Co., Ltd.	382,908
36,000		TCM Corp.	79,934
1,813		Telepark Corp.	1,690,646
13,100		TKC Corp.	261,331
61,600		Toho Pharmaceutical Co., Ltd.	1,273,114
496	@	Tohto Suisan Co., Ltd.	936
102,200		Tokai Rika Co., Ltd.	2,503,266
53,800		Tokai Rubber Industries, Inc.	787,590
246,000		Tokyo Dome Corp.	1,015,813
168,000	@	Tokyo Tekko Co., Ltd.	712,847
3,700		Tokyo Tomin Bank Ltd.	78,921
2,700		Tokyu Community Corp.	59,007
248,000	@	Tonichi Carlife Group, Inc.	276,655
78,000		Toshiba Tec Corp.	547,297
324,000		Toyo Kohan Co., Ltd.	1,606,541
270,000		Toyo Securities Co., Ltd.	913,014
65,000	@	Toyo Tire & Rubber Co., Ltd.	252,813
6,300		Toyoda Gosei Co., Ltd.	230,245
108,000		Toyota Auto Body Co., Ltd.	2,162,128
18,000		Toyota Boshoku Corp.	514,812
8,500		Trusco Nakayama Corp.	130,887
73,400		TS Tech Co., Ltd.	1,213,837
301,000		Tsubakimoto Chain Co.	2,032,556
77,000		Tsudakoma Corp.	178,969
4,400		Tsumura & Co.	106,506
2,300		Tsuruha Holdings, Inc.	85,953
4,300		Tsutsumi Jewelry Co., Ltd.	90,975
82,000		Uchida Yoko Co., Ltd.	342,111
9,200		UEX Ltd.	61,887
5,000		Union Tool Co.	183,895
12,300		Usen Corp.	53,762
14,100		Valor Co., Ltd.	157,426
14,000		Waseda Academy Co., Ltd.	127,568
29,400		Weathernews, Inc.	375,745
57	@	Wowow, Inc.	91,550
5,600		Y.A.C. Co., Ltd.	58,765
11,000		Yamanashi Chuo Bank Ltd.	72,639
290,500		Yamato Kogyo Co., Ltd.	13,773,698
345,200		Yamazen Corp.	1,310,939
32,000		Yaskawa Electric Corp.	324,457
10,200		Yorozu Corp.	148,001
1,124,000	@	Yuasa Trading Co., Ltd.	1,555,963

			158,036,916

		Liechtenstein: 0.1%
2,110		Verwalt & Privat-Bank AG	530,628

			530,628

		Malaysia: 0.0%
17,100	@	Proton Holdings Bhd	21,075
114,300		Tan Chong Motor Holdings Bhd	66,060

			87,135

		Mexico: 0.3%
456,600	@	Axtel SAB de CV — CPO	840,174
197,100		Grupo Aeroportuario del Pacifico SA de CV	803,339
100,100		Grupo Financiero Banorte SA de CV	433,087

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Mexico (continued)
72,800		Grupo Mexico SA de CV	$530,969
54,000	@	Industrias CH SA — Series B	247,122
28,300		Mexichem SA de CV	202,225

			3,056,916

		Netherlands: 2.6%
2,545	@	Advanced Metallurgical Group NV	173,296
91,669		Draka Holding	3,264,169
16,744		Fugro NV	1,488,122
35,200		Grontmij	1,337,086
58,800		Imtech NV	1,633,367
18,874		Innoconcepts	319,049
6,679		Nutreco Holding NV	487,747
302,736		OCE NV	4,541,885
37,102		OPG Groep NV	993,922
15,801		SBM Offshore NV	602,267
21,210		Smit Internationale NV	2,457,215
14,484		Ten Cate NV	525,068
20,740		TKH Group NV	505,201
15,736	@	TomTom	543,691
177,512		USG People NV	4,080,457

			22,952,542

		New Zealand: 0.1%
954,406		Air New Zealand Ltd.	931,677
146,349		Fisher & Paykel Healthcare Corp.	305,402

			1,237,079

		Norway: 0.8%
538,509	@	Acta Holding ASA	1,929,515
190,200		Cermaq ASA	2,172,892
416,800	@	Deep Sea Supply PLC	1,800,581
21,100	@	ODIM ASA	369,560
13,850	@	Petroleum Geo-Services ASA	372,685
98,000	@	StepStone ASA	324,734

			6,969,967

		Portugal: 0.2%
90,001		Semapa-Sociedade de Investimento e Gestao	1,259,481
293,236		Teixeira Duarte — Engenharia Construcoes SA	704,608

			1,964,089

		Singapore: 3.3%
1,423,000		Allgreen Properties Ltd.	1,353,049
460,000	@,#	ARA Asset Management Ltd.	257,808
882,000		Armstrong Industrial Corp.	211,891
285,000		Aztech Systems Ltd.	47,572
209,000		Goodpack Ltd.	269,622
495,000		Ho Bee Investment Ltd.	369,262
542,000	I	Hong Leong Asia Ltd.	1,065,511
58,000		Jardine Cycle & Carriage Ltd.	711,923
4,008,000		LC Development Ltd.	798,984
1,973,000		Meiban Group Ltd.	464,802
19,000	I	MFS Technology Ltd.	4,554
702,000		Neptune Orient Lines Ltd.	1,664,436
159,000		Parkway Holdings Ltd.	412,971
352,000		Rotary Engineering Ltd.	238,840
29,000		Singapore Land Ltd.	154,603
3,810,000		Singapore Petroleum Co., Ltd.	20,341,683
115,000		SMRT Corp., Ltd.	152,714
212,000		Unisteel Technology Ltd.	252,850
4,188,000	@	Yongnam Holdings Ltd.	676,550

			29,449,625

		South Korea: 3.0%
31,900		BNG Steel Co., Ltd.	374,070
19,875		C-motech Co., Ltd.	608,937
48,730	@	Dongbu Insurance Co., Ltd.	1,826,083
29,330		Dongbu Steel Co., Ltd.	390,349
24,720	@	Forhuman Co., Ltd.	394,860
99,680		From30 Co., Ltd.	755,386
441,636	@	Halim Co., Ltd.	908,955
10,820		Hanshin Construction	257,319
23,199		Honam Petrochemical Corp.	2,053,794
57,059	@	Human & Technology Co., Ltd.	327,828
31,070		Hyosung Corp.	1,928,459
1,409		Hyundai Department Store Co., Ltd.	148,488
3,652		Hyundai Development Co.	233,144
17,400		Hyundai DSF Co., Ltd.	219,165
52,720	@	Hyundai Marine & Fire Insurance Co., Ltd.	1,078,996
2,833		Hyunjin Materials Co., Ltd.	111,265
66,890		Jinheung Mutual Savings Bank	361,524
514		KCC Corp.	228,950
8,327		KCC Engineering & Construction	433,265
15,780		Keangnam Enterprises Ltd.	584,859
3,308		Korea Iron & Steel Co., Ltd.	255,282
19,926		Korea Zinc Co., Ltd.	2,397,953
23,190		Korean Petrochemical Industrial Co.	1,071,293
77,450	@	KP Chemical Corp.	652,949
14,080		Kumho Industrial Co., Ltd.	468,973
12,676		Kyeryong Construction Industrial Co., Ltd.	462,734
26,400	@	LG Micron Ltd.	1,172,848
68,290	@	LIG Non-Life Insurance Co., Ltd.	1,460,294
2,770		MegaStudy Co., Ltd.	908,799
14,580		Meritz Fire & Marine Insurance Co., Ltd.	126,436
44,384		People & Telecommunication, Inc.	440,001
2,547		Samsung Engineering Co., Ltd.	226,426
8,792	@	Samsung SDI Co., Ltd.	677,324
26,220	I	SeAH Steel Corp.	1,224,197
15,662		SFA Engineering Corp.	1,033,183
51,680		Solomon Mutual Savings Bank	548,528
36,144		Taesan LCD Co., Ltd.	257,651

			26,610,567

		Spain: 2.5%
7,800		Banco Espanol de Credito SA (Banesto)	145,299
3,919		Construcciones y Auxiliar de Ferrocarriles SA	1,714,921
495,962		Corp. Mapfre SA	2,515,745
9,100		Corporacion Financiera Alba SA	633,575
17,870		Duro Felguera SA	193,718
18,874		Enagas	570,225
65,700		Grifols SA	1,828,139
33,400		Grupo Catalana Occidente SA	1,268,134
76,892		Iberia Lineas Aereas de Espana	301,959
92,700		Indra Sistemas SA	2,518,511
71,600	@	Laboratorios Almirall SA	1,495,945
5,406		Pescanova SA	295,415
35,129		Red Electrica de Espana	2,271,322
30,400	@	Solaria Energia y Medio Ambiente SA	574,546
181,263		Tubos Reunidos SA	1,262,139
51,435		Union Fenosa SA	3,434,979
22,207		Viscofan SA	532,688

			21,557,260

		Sweden: 2.8%
132,200		BE Group AB	1,486,041
409,642		Fabege AB	3,815,420
15,300		Getinge AB	388,313
262,800		JM AB	4,314,412
179,000		Kungsleden AB	1,779,899
304,800		NCC AB	5,818,212
388,200		Peab AB	3,330,422
102,117	@	Peab AB	1,014,777
6,671		Saab AB	188,225

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		Sweden (continued)
77,400	@	SAS AB	$618,111
23,263		Swedish Match AB	506,877
941,000	@	West Siberian Resources Ltd. GDR	615,184
37,500		Wihlborgs Fastigheter AB	819,699

			24,695,592

		Switzerland: 4.4%
31,500		Addax Petroleum Corp.	1,403,753
548		Adecco SA	32,619
1,339		AFG Arbonia-Forster Holding	419,168
27,905		Baloise Holding AG	3,038,706
103		Bank Sarasin & Compagnie AG	470,797
5,060		Bellevue Group AG	316,292
4,213		BKW FMB Energie AG	519,033
2,911		Bucher Industries AG	805,297
2,264		Compagnie Financiere Tradition (CFT)	427,698
1,487		Flughafen Zuerich AG	651,134
4,413	@	Forbo Holding AG	2,226,991
15,654		Galenica AG	4,952,891
3,774		Geberit AG — Reg	579,622
8,725	@	Georg Fischer AG	4,747,975
5,902		Helvetia Holding AG	2,456,801
14,200		Holcim Ltd.	1,385,523
6,347		Huber & Suhner AG	306,587
1,500		Kaba Holding AG — Reg B	469,311
2,439		Kuoni Reisen Holding	1,412,723
14,949	@	Micronas Semiconductor Hold	114,457
30,000		Mobilezone Holding AG	222,941
1,261	@	Newave Energy Holding SA	53,264
10,800		Pargesa Holding SA	1,235,041
19,037	@	PSP Swiss Property AG	1,178,643
2,100		Schweizerhall Holding AG	353,437
292		Sika AG	503,800
293		St. Galler Kantonalbank	138,274
13,190	@	Swiss Life Holding	3,920,428
14,081		Swissquote Group Holding — Reg	660,764
6,700		Syngenta AG	1,991,274
53,740	@	Temenos Group AG — Reg	1,507,324
1,200	@	U-Blox AG	58,086
69		Zehnder Group AG	101,292

			38,661,946

		Taiwan: 1.2%
164,956		Altek Corp.	255,978
35,000	@	Chia Hsin Cement Corp.	34,773
5,504,000	@	Chunghwa Picture Tubes Ltd.	1,728,307
720		Everlight Electronics Co., Ltd.	2,762
1,590,000	@	Grand Pacific Petrochemical Corp.	633,648
2,729,088	@	HannStar Display Corp.	1,255,528
178,000		Hung Sheng Construction Co.	190,291
400,000		KGI Securities Co., Ltd.	340,097
207,000		Kindom Construction Co., Ltd.	163,846
220,454		Lee Chang Yung Chemical Industry Corp.	278,548
2,889,918		Macronix International	1,501,218
2,112,444		Micro-Star International Co., Ltd.	1,843,711
550		Powertech Technology, Inc.	2,208
60,000		Sinon Corp.	35,453
32,000		Synnex Technology International Corp.	85,418
139,150		Taiwan Surface Mounting Technology Co., Ltd.	294,174
310,000	@	Tatung Co., Ltd.	186,687
408,000		TSRC Corp.	656,210
159,000		U-Ming Marine Transport Corp.	531,373
224		Unimicron Technology Corp.	307
467,000		Universal Scientific Industrial Co., Ltd.	294,046

			10,314,583

		Turkey: 0.8%
51,189		Akcansa Cimento A/S	216,117
316,793		Aksa Akrilik Kimya Sanayii	536,817
301,213		Anadolu Sigorta	343,937
1		Bolu Cimento Sanayii	1
276,305		Bossa Ticaret Sanayi Isletme	271,072
609,854	@	Dogan Sriketler Grubu Holdings	735,726
77,264		Ford Otomotiv Sanayi A/S	721,445
28,916	@	Goodyear Lastikleri TAS	334,537
372,870	@	GSD Holdings A/S	416,512
746,616	@	Ihlas Holding	445,996
13,960	@	Mardin Cimento Sanayii — New	57,477
58,778	@	Mardin Cimento Sanayii	285,671
223,752	@	Petkim Petrokimya Holding	1,223,209
1	@	Petrol Ofisi	3
244,931	@	Turk Hava Yollari	1,371,141
8,802		Turk Traktor ve Ziraat Makineleri AS	95,069

			7,054,730

		United Kingdom: 13.9%
553,400	@	Afren PLC	1,732,702
474,060		Aggreko PLC	5,523,431
58,233		Albemarle & Bond Holdings	248,154
99,500		Amec PLC	1,561,925
217,700		Amlin PLC	1,184,966
84,039		Antofagasta PLC	1,326,557
416,847		Ashtead Group PLC	498,105
39,907	@	AssetCo PLC	155,356
114,332		Atkins WS PLC	2,393,275
24,105		Aveva Group PLC	580,473
50,000	@	Avocet Mining PLC	162,746
221,585		Babcock International Group	2,588,912
1,191,743		Beazley Group PLC	3,437,333
635,061		Brit Insurance Holdings PLC	3,066,882
86,491		Britvic PLC	568,343
37,857		BSS Group PLC	291,253
413,200		Cable & Wireless PLC	1,219,204
405,617		Charter PLC	7,196,231
526,952		Chaucer Holdings PLC	935,393
19,059		Chemring Group PLC	930,232
50,000		Chloride Group PLC	209,653
160,000	@	ClinPhone PLC	294,270
145,900		Cookson Group PLC	2,045,668
33,914		Cranswick PLC	473,435
421,911	@	CSR PLC	3,298,117
169,449		Dairy Crest Group PLC	1,355,332
519,575	@	Dana Petroleum PLC	17,752,954
25,000		Dechra Pharmaceuticals PLC	192,621
249,183		Dimension Data Holdings PLC	231,824
30,000		E2V Technologies PLC	167,614
50,700		eaga PLC	122,088
98,070		Ferrexpo PLC	687,020
480,000		Friends Provident PLC	1,126,995
436,236		Future PLC	247,201
387,022		Game Group PLC	2,102,514
224,900		GKN PLC	1,262,814
11,600		Greene King PLC	118,194
5,223		Greggs PLC	476,536
42,913		Group 4 Securicor PLC	193,642
195,200		Halfords Group PLC	1,087,514
20,000		Hamworthy KSE	194,489
248,787		IG Group Holdings PLC	1,778,001
174,900		IMI PLC	1,577,070
90,679		Inchcape PLC	766,723
153,400		Interserve PLC	1,469,567
116,310		Jardine Lloyd Thompson Group PLC	848,082
48,227		JKX Oil & Gas PLC	460,205

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
294,552		John Wood Group PLC	$2,501,567
183,607		Keller Group PLC	2,456,512
12,357		Kier Group PLC	288,455
63,698		Lavendon Group PLC	389,136
40,044		Liontrust Asset Management PLC	207,679
105,327		Luminar Group Holdings PLC	669,188
2,544		Mapeley Ltd.	63,885
30,000		Meggitt PLC	175,993
108,994	@	Meldex International PLC	137,065
77,153		Micro Focus International PLC	356,359
49,849	@	NETeller PLC	62,357
1,132,440		Northern Foods PLC	1,945,733
28,216		Northgate PLC	330,934
40,000		Oxford Instruments PLC	168,010
1,307,068		Pendragon PLC	1,015,323
351,544		Petrofac Ltd.	4,096,191
101,455		PZ Cussons PLC	372,159
20,000		Quintain Estates & Development PLC	160,793
523,100		Regus Group PLC	953,749
30,000		Ricardo PLC	198,441
52,538		Rotork PLC	1,113,649
415,515		Savills PLC	2,229,781
77,300		Severn Trent PLC	2,232,257
88,159		Sibir Energy PLC	1,089,641
13,000		SIG PLC	193,327
295,181		Smiths News PLC	594,419
149,800		Southern Cross Healthcare Ltd.	1,004,181
85,290		Spectris PLC	1,286,822
159,420		Spice PLC	1,750,213
876,900	@	Spirent Communications PLC	1,222,192
1,520,091	@	Sportingbet PLC	1,294,952
36,000		St. Ives Group PLC	168,731
284,546		Stagecoach Group PLC	1,440,873
26,050		Stolt-Nielsen SA	579,120
712,893		Taylor Nelson Sofres PLC	2,852,607
62,718		Thomas Cook Group PLC	320,816
13,397	@	THUS Group PLC	32,879
186,263		Trinity Mirror PLC	998,470
151,400		TUI Travel PLC	708,351
34,963		Ultra Electronics Holdings	890,749
22,500		United Business Media PLC	255,928
17,931		Venture Production PLC	263,307
65,677		Vislink PLC	41,577
95,200	I	Vitec Group PLC	858,972
32,000		Vitec Group PLC	288,730
164,386		VT Group PLC	2,202,410
40,000		Wetherspoon (J.D.) PLC	215,348
441,250		WH Smith PLC	3,729,113

			122,550,560

		Total Common Stock (Cost $814,076,410 )	840,486,253

REAL ESTATE INVESTMENT TRUSTS: 0.6%

		Australia: 0.5%
350,000		Commonwealth Property Office Fund	462,631
6,645,774		Macquarie DDR Trust	3,653,276
523,514		Macquarie Office Trust	505,095

			4,621,002

		Netherlands: 0.1%
7,203		Nieuwe Steen Investments Funds NV	208,416
25,786		Vastned Offices	846,958

			1,055,374

		Total Real Estate Investment Trusts
		(Cost $9,093,094 )	5,676,376

PREFERRED STOCK: 1.0%

		Brazil: 0.3%
81,200		Braskem SA	691,241
46,500		Cia Paranaense de Energia	821,065
15,250		Metalurgica Gerdau SA	803,694

			2,316,000

		Germany: 0.2%
6,643		Draegerwerk AG	443,035
1,492		Eurokai KGaA	174,726
16,103		Fresenius AG	1,331,142
3,259		Jungheinrich AG	110,260

			2,059,163

		Italy: 0.5%
156,601	@	Instituto Finanziario Industriale S.p.A.	4,105,695

			4,105,695

		Total Preferred Stock (Cost $7,668,987 )	8,480,858

RIGHTS: 0.0%

		Sweden: 0.0%
262,800	I	JM AB — Rights	221,537

		Total Rights (Cost $-)	221,537

WARRANTS: 0.0%

		Hong Kong: 0.0%
20,000	@	Industrial & Commercial Bank of China (Asia) Ltd.	5,030

		Total Warrants (Cost $-)	5,030

		Total Long-Term Investments (Cost $830,838,491 )	854,870,054

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.6%

		U.S. Government Agency Obligations: 0.3%
$2,771,000	Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$2,770,880

		Total U.S. Government Agency Obligations (Cost $2,770,880 )	2,770,880

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 2.3%
$20,033,988		Bank of New York Mellon Corp. Institutional Cash Reserves	$20,033,988

		Total Securities Lending Collateral
	(Cost $20,033,988 )		20,033,988

	Total Short-Term Investments
	(Cost $22,804,868)		22,804,868

	Total Investments in Securities
	(Cost $853,643,359)*	99.8%	$877,674,922
	Other Assets and Liabilities - Net	0.2	1,761,895

	Net Assets	100.0%	$879,436,817

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Fund’s Board of Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $854,961,936.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$124,941,962
Gross Unrealized Depreciation	(102,228,976)

Net Unrealized Appreciation	$22,712,986

Percentage of
Industry	Net Assets

Advertising	0.4%
Aerospace/Defense	1.7
Agriculture	0.8
Airlines	0.8
Apparel	0.1
Auto Manufacturers	1.0
Auto Parts & Equipment	2.6
Banks	1.1
Beverages	0.1
Building Materials	1.1
Chemicals	3.6
Coal	0.9
Commercial Services	3.2
Computers	1.5
Cosmetics/Personal Care	0.2
Distribution/Wholesale	3.6
Diversified	0.1
Diversified Financial Services	2.2
Electric	1.1
Electrical Components & Equipment	2.4
Electronics	2.6
Energy — Alternate Sources	0.1
Engineering & Construction	3.9
Entertainment	0.1
Environmental Control	0.1
Food	2.6
Forest Products & Paper	0.3
Gas	0.1
Hand/Machine Tools	2.1
Healthcare — Products	0.4
Healthcare — Services	0.9
Holding Companies — Diversified	1.9
Home Builders	0.2
Home Furnishings	1.5
Household Products/Wares	0.1
Insurance	5.0
Internet	0.0
Investment Companies	0.5
Iron/Steel	5.6
Leisure Time	1.1
Lodging	0.1
Machinery — Construction & Mining	0.1
Machinery — Diversified	2.0
Media	1.4
Metal Fabricate/Hardware	1.6
Mining	5.3
Miscellaneous Manufacturing	2.3
Office Property	0.1
Office/Business Equipment	0.6
Oil & Gas	6.9
Oil & Gas Services	1.2
Pharmaceuticals	2.7
Pipelines	0.0
Real Estate	3.7
Retail	4.8
Semiconductors	0.7
Shipbuilding	0.0
Shopping Centers	0.4
Software	0.8
Telecommunications	1.7
Textiles	0.0
Transportation	2.9
Trucking & Leasing	0.0
Water	0.3
Short-Term Investments	2.6
Other Assets and Liabilities — Net	0.2

Net Assets	100.0%

At April 30, 2008 the following forward foreign currency contracts were outstanding for the ING International SmallCap Multi-Manager Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Japanese Yen
JPY 91,576,515	Buy	05/07/08	876,532	881,068	$4,536

					$4,536

Japanese Yen JPY 58,670,207	Sell	05/07/08	561,534	564,473	$(2,939)

					$(2,939)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 98.6%

		Bermuda: 1.6%
1,816,034		Tyco Electronics Ltd.	$67,937,832

			67,937,832

		Brazil: 3.9%
6,058,831	L	Centrais Eletricas Brasileiras SA ADR — Class A	87,715,514
3,542,186	L	Contax Participacoes SA ADR	4,071,034
1,446,454	L	Tele Norte Leste Participacoes SA ADR	33,138,261
1,144,300		Telecomunicacoes Brasileiras SA ADR	24,293,489
57,215	L	Telemig Celular Participation SA ADR	3,948,407
105,928	L	Tim Participacoes SA ADR	3,557,062
735,326	@,L	Vivo Participacoes SA ADR	4,963,451

			161,687,218

		Canada: 0.7%
3,464,370	@,L	Nortel Networks Corp.	29,585,720

			29,585,720

		France: 10.7%
12,675,820		Alcatel SA	84,841,718
861,236		Carrefour SA	60,414,937
1,017,000		Credit Agricole SA	34,037,238
2,615,462		France Telecom SA	81,840,225
2,413,800		Natixis	40,383,304
1,905,550		Sanofi-Aventis	146,881,989

			448,399,411

		Germany: 4.8%
8,786,319		Deutsche Telekom AG	157,179,019
389,300		Hypo Real Estate Holding AG	14,283,530
3,113,300	@	Infineon Technologies AG	28,638,174
530,090	@,L	Qimonda AG ADR	1,887,120

			201,987,843

		Italy: 3.7%
10,135,782		Intesa Sanpaolo S.p.A.	75,348,238
9,779,185		Telecom Italia S.p.A.	20,451,694
35,875,700		Telecom Italia S.p.A. RNC	58,401,604

			154,201,536

		Japan: 31.9%
2,488,400		Aiful Corp.	48,513,150
701,000		Akita Bank Ltd.	3,082,355
1,092,400		Astellas Pharma, Inc.	44,968,004
1,892,000		Dai Nippon Printing Co., Ltd.	29,121,330
1,039,736		Daiichi Sankyo Co., Ltd.	28,649,088
908,900		Fuji Photo Film Co., Ltd.	35,138,630
14,122,700		Hitachi Ltd.	95,248,547
2,010,200		Millea Holdings, Inc.	85,198,986
13,294,400		Mitsubishi UFJ Financial Group, Inc.	146,490,747
2,765,400	@	Mitsui Sumitomo Insurance Group Holdings, Inc.	110,100,072
4,006,000	@	Mitsui Trust Holdings, Inc.	28,506,780
18,274	@	Mizuho Financial Group, Inc.	95,100,620
8,200,000		NEC Corp.	39,024,346
20,993		Nippon Telegraph & Telephone Corp.	90,411,245
1,111,500		Ono Pharmaceutical Co., Ltd.	58,997,839
777,300		Rohm Co., Ltd.	54,560,702
3,539,900		Seven & I Holdings Co., Ltd.	105,972,090
872,700		Sony Corp.	40,235,454
12,669		Sumitomo Mitsui Financial Group, Inc.	109,021,859
270,000		Taisho Pharmaceutical Co., Ltd.	5,159,466
1,891,600		Takefuji Corp.	44,743,034
481,900		TDK Corp.	32,929,356

			1,331,173,700

		Mexico: 1.9%
2,148,020	L	Telefonos de Mexico SA de CV ADR	77,457,601

			77,457,601

		Netherlands: 8.0%
5,564,770		Aegon NV	88,689,355
600,500		Akzo Nobel NV	50,698,198
5,765,212		Koninklijke Ahold NV	85,155,232
846,179		SNS Reaal	17,776,883
1,603,300		Unilever NV	53,522,662
1,408,332		Wolters Kluwer NV	37,587,850

			333,430,180

		New Zealand: 0.8%
11,223,072		Telecom Corp. of New Zealand Ltd.	33,103,015

			33,103,015

		Portugal: 1.9%
6,516,376		Portugal Telecom SGPS SA	77,308,428

			77,308,428

		South Korea: 4.3%
1,463,610		Korea Electric Power Corp.	48,849,262
1,306,680	L	Korea Electric Power Corp. ADR	21,468,752
2,075,610		KT Corp. ADR	47,988,103
304,885		SK Telecom Co., Ltd.	61,357,053

			179,663,170

		Spain: 0.5%
795,902		Telefonica SA	22,870,200

			22,870,200

		Sweden: 2.5%
41,448,300		Telefonaktiebolaget LM Ericsson	104,697,953

			104,697,953

		Switzerland: 3.1%
5,057,600		STMicroelectronics NV	58,339,882
471,310		Swiss Reinsurance	38,970,592
86,800		Swisscom AG	30,794,534

			128,105,008

		Taiwan: 1.3%
91,257,655		United Microelectronics Corp.	55,828,635

			55,828,635

		United Kingdom: 17.0%
3,374,180		AstraZeneca PLC	141,552,359
2,705,040		Barclays PLC	24,458,695
2,807,000		British Sky Broadcasting PLC	30,253,202
6,021,251		GlaxoSmithKline PLC	133,197,138
4,456,204		HSBC Holdings PLC	77,377,020
51,009,626		ITV PLC	66,350,142
14,411,400		Kingfisher PLC	37,659,790
7,008,351		Marks & Spencer Group PLC	52,584,580
9,953,046		Royal Bank of Scotland Group PLC	67,365,858
13,849,931		WM Morrison Supermarkets PLC	78,384,017

			709,182,801

		Total Common Stock (Cost $3,895,269,712)	4,116,620,251

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.1%

		U.S. Government Agency Obligations: 0.7%
$29,279,000	L,Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$29,277,739

		Total U.S. Government Agency Obligations (Cost $29,277,739)	29,277,739

		Securities Lending CollateralCC: 4.4%
184,006,441		Bank of New York Mellon Corp. Institutional Cash Reserves	184,006,441

		Total Securities Lending Collateral (Cost $184,006,441)	184,006,441

		Total Short-Term Investments (Cost $213,284,180)	213,284,180

	Total Investments in Securities
	(Cost $4,108,553,892)*	103.7%	$4,329,904,431
	Other Assets and Liabilities - Net	(3.7)	(154,432,241)

	Net Assets	100.0%	$4,175,472,190

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$658,289,737
Gross Unrealized Depreciation	(436,939,198)

Net Unrealized Appreciation	$221,350,539

Percentage of
Industry	Net Assets

Banks	17.6%
Chemicals	1.2
Commercial Services	0.8
Computers	0.8
Diversified Financial Services	2.2
Electric	3.8
Electrical Components & Equipment	2.3
Electronics	2.6
Food	6.7
Home Furnishings	1.0
Insurance	7.7
Media	3.2
Miscellaneous Manufacturing	0.8
Pharmaceuticals	13.4
Retail	4.7
Semiconductors	4.7
Telecommunications	25.1
Short-Term Investments	5.1
Other Assets and Liabilities — Net	(3.7)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 95.1%

		Australia: 2.9%
319,456		Alumina Ltd.	$1,728,671
17,500		Newcrest Mining Ltd.	480,618

			2,209,289

		Belgium: 1.0%
16,150		Belgacom SA	741,559

			741,559

		Brazil: 1.8%
46,622		Centrais Eletricas Brasileiras SA	687,185
46,350		Centrais Eletricas Brasileiras SA ADR — Class B	703,616

			1,390,801

		Canada: 9.1%
58,074		Barrick Gold Corp.	2,242,818
71,450	@	Ivanhoe Mines Ltd.	686,635
55,850	@	Novagold Resources, Inc.	409,939
55,450	@	OPTI Canada, Inc.	1,173,860
23,350		Petro-Canada	1,170,302
10,630		Suncor Energy, Inc.	1,197,895

			6,881,449

		Cayman Islands: 0.8%
64,300	@	Apex Silver Mines Ltd.	646,215

			646,215

		Finland: 3.1%
126,300		Stora Enso OYJ (Euro Denominated Security)	1,552,011
39,750		UPM-Kymmene OYJ	762,321

			2,314,332

		France: 6.9%
320,550		Alcatel SA	2,145,503
121		Areva SA	135,064
19,750		Sanofi-Aventis	1,522,353
22,230		Thales SA	1,447,903

			5,250,823

		Germany: 2.8%
99,530	@	Premiere AG	2,088,404

			2,088,404

		Italy: 3.0%
1,379,790		Telecom Italia S.p.A. RNC	2,246,143

			2,246,143

		Japan: 34.8%
72,000		Coca-Cola West Holdings Co., Ltd.	1,630,020
145,000		Dai Nippon Printing Co., Ltd.	2,231,814
60,000		Fuji Photo Film Co., Ltd.	2,319,637
62,700		JS Group Corp.	1,092,236
86,000		Kirin Brewery Co., Ltd.	1,538,598
30,400		Mabuchi Motor Co., Ltd.	1,511,188
27,200	@	Mitsui Sumitomo Insurance Group Holdings, Inc.	1,082,925
267,000		Nippon Oil Corp.	1,840,065
140,430		Nippon Telegraph & Telephone Corp. ADR	3,017,838
122,900		Sega Sammy Holdings, Inc.	1,495,924
129,000		Sekisui House Ltd.	1,228,004
62,900		Seven & I Holdings Co., Ltd.	1,883,004
48,600		Shiseido Co., Ltd.	1,170,320
113,000		Sumitomo Trust & Banking Co., Ltd.	1,015,981
42,170		Takefuji Corp.	997,470
33,000		Toppan Printing Co., Ltd.	368,460
52,600		Toyo Seikan Kaisha Ltd.	1,033,872
56,000		Wacoal Holdings Corp.	805,041

			26,262,397

		Netherlands: 6.1%
83,050	@	Gemalto NV	2,666,339
24,142		Royal Dutch Shell PLC ADR — Class B	1,924,117

			4,590,456

		Papua New Guinea: 0.5%
135,100	@	Lihir Gold Ltd.	383,287

			383,287

		South Africa: 6.2%
84,570		Anglogold Ashanti Ltd. ADR	2,885,528
89,850		Gold Fields Ltd.	1,201,497
45,150		Gold Fields Ltd. ADR	609,525

			4,696,550

		South Korea: 5.3%
68,930		Korea Electric Power Corp. ADR	1,132,520
89,650		KT Corp. ADR	2,072,708
34,600		SK Telecom Co., Ltd. ADR	780,922

			3,986,150

		Sweden: 1.1%
32,400		Telefonaktiebolaget LM Ericsson ADR	817,128

			817,128

		Switzerland: 1.2%
28,100		UBS AG — New	943,879

			943,879

		United Kingdom: 5.3%
27,500		AstraZeneca PLC ADR	1,154,450
201,300		BP PLC	2,439,298
6,150		Lonmin PLC	376,369

			3,970,117

		United States: 3.2%
54,390		Newmont Mining Corp.	2,404,582

			2,404,582

		Total Common Stock (Cost $72,872,768)	71,823,561

RIGHTS: 0.1%

		Switzerland: 0.1%
28,100		UBS AG — Reg Rights	29,018

		Total Rights (Cost $47,829)	29,018

		Total Long-Term Investments (Cost $72,920,597)	71,852,579

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of April 30, 2008 (Unaudited) (continued)

Principal Amount			Value

SHORT-TERM INVESTMENTS: 4.7%

		U.S. Government Agency Obligations: 4.7%
$3,574,000	Z	Federal Home Loan Bank, 1.550%, due 05/01/08	$3,573,846

		Total Short-Term Investments (Cost $3,573,846)	3,573,846

	Total Investments in Securities
	(Cost $76,494,443)*	99.9%	$75,426,425
	Other Assets and Liabilities - Net	0.1	75,867

	Net Assets	100.0%	$75,502,292

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $77,073,107.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,807,107
Gross Unrealized Depreciation	(6,453,789)

Net Unrealized Depreciation	$(1,646,682)

Percentage of
Industry	Net Assets

Aerospace/Defense	1.9%
Apparel	1.1
Banks	1.3
Beverages	4.2
Building Materials	1.4
Commercial Services	3.4
Computers	3.5
Cosmetics/Personal Care	1.6
Diversified Financial Services	2.7
Electric	3.3
Electronics	2.0
Energy — Alternate Sources	0.2
Forest Products & Paper	3.1
Home Builders	1.6
Insurance	1.4
Leisure Time	2.0
Media	2.8
Mining	18.6
Miscellaneous Manufacturing	3.1
Oil & Gas	12.9
Packaging & Containers	1.4
Pharmaceuticals	3.5
Retail	2.5
Telecommunications	15.7
Short-Term Investments	4.7
Other Assets and Liabilities — Net	0.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Opportunities Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 94.5%

		Australia: 1.0%
23,000		Telstra Corp., Ltd.	$98,724

			98,724

		Belgium: 5.9%
950		Delhaize Group	81,944
3,425		Dexia	94,534
10,916		Fortis	296,246
3,866	@	Fortis — Strip VVPR	60
4,800		Melexis NV	78,669

			551,453

		Denmark: 1.0%
2,600		Danske Bank A/S	89,513

			89,513

		Finland: 2.8%
2,163		Fortum OYJ	91,503
1,800		Outokumpu OYJ	85,107
4,550		UPM-Kymmene OYJ	87,259

			263,869

		France: 12.8%
1,040		BNP Paribas	110,869
2,000		Bouygues SA	148,220
3,340		Sanofi-Aventis	257,451
750		Societe Generale	87,124
4,050		Total SA	339,253
6,550		Vivendi	264,079

			1,206,996

		Germany: 9.5%
1,000		Allianz AG	202,712
2,600		Commerzbank AG	93,361
3,100		Deutsche Lufthansa AG	81,796
5,650		Deutsche Post AG	175,572
7,300		Deutsche Telekom AG	130,590
640		E.ON AG	130,109
1,700		MTU Aero Engines Holding AG	77,062

			891,202

		Greece: 0.7%
1,800		OPAP SA	70,023

			70,023

		Hong Kong: 1.6%
5,100		Hang Seng Bank Ltd.	101,889
9,500		Kingboard Chemicals Holdings	44,829

			146,718

		Ireland: 1.4%
10,900		Smurfit Kappa PLC	135,788

			135,788

		Italy: 6.5%
12,500		Enel S.p.A.	135,627
5,800		ENI S.p.A.	223,234
48,300		Telecom Italia S.p.A. RNC	78,627
23,000		UniCredito Italiano S.p.A.	173,342

			610,830

		Japan: 15.6%
2,100		Aoyama Trading Co., Ltd.	47,669
2,700		Canon Sales Co., Inc.	52,449
3,100		Chubu Electric Power Co., Inc.	72,802
2,400		Daiichi Sankyo Co., Ltd.	66,130
9		East Japan Railway Co.	71,819
6,300		EDION Corp.	63,857
13,000		Furukawa Electric Co., Ltd.	47,224
4,000		Honda Motor Co., Ltd.	127,666
7,000		Itochu Corp.	73,315
7		KDDI Corp.	44,968
9,000		Mitsubishi Materials Corp.	42,749
20,000		Mitsubishi UFJ Financial Group, Inc.	220,380
5,000		Onward Kashiyama Co., Ltd.	56,877
5,000		Ricoh Co., Ltd.	86,554
1,400		Sankyo Co., Ltd.	84,325
205		Softbank Investment Corp.	53,900
13,700		Sojitz Corp.	52,772
9,000		Sumitomo Trust & Banking Co., Ltd.	80,919
3,000		Tohoku Electric Power Co., Inc.	68,238
15,000		Tokyo Gas Co., Ltd.	57,626

			1,472,239

		Netherlands: 7.2%
3,300		European Aeronautic Defence and Space Co. NV	82,317
10,150		Royal Dutch Shell PLC — Class A	407,957
10,250		Royal KPN NV	187,130

			677,404

		New Zealand: 0.8%
25,777		Telecom Corp. of New Zealand Ltd.	76,031

			76,031

		Norway: 0.9%
6,000		DnB NOR ASA	89,072

			89,072

		Spain: 6.2%
5,225		Banco Bilbao Vizcaya Argentaria SA	119,836
12,700		Banco Santander Central Hispano SA	274,651
3,950		Ebro Puleva SA	81,523
7,350		Iberdrola SA	107,101

			583,111

		Sweden: 0.9%
34,000		Telefonaktiebolaget LM Ericsson	85,884

			85,884

		Switzerland: 2.1%
160		Nestle SA	76,365
1,450		Swiss Reinsurance	119,894

			196,259

		Taiwan: 0.8%
6,800		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	76,432

			76,432

		United Kingdom: 14.7%
9,500		Aviva PLC	118,017
9,900		Barclays PLC	89,515
21,300		BP PLC	258,108
5,050		HBOS PLC	46,624
21,550		HSBC Holdings PLC	374,193
53,500		ITV PLC	69,589
35,000		Legal & General Group PLC	87,762
14,200		Royal Bank of Scotland Group PLC	96,111
12,500		Tate & Lyle PLC	130,811
35,000		Vodafone Group PLC	110,763

			1,381,493

		United States: 2.1%
1,800		AT&T, Inc.	69,678
3,800		General Electric Co.	124,260

			193,938

		Total Common Stock (Cost $9,380,478)	8,896,979

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Opportunities Fund
as of April 30, 2008 (Unaudited) (continued)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 0.9%

	Germany: 0.9%
4,300	@ Alstria Office AG		$82,171

	Total Real Estate Investment Trusts (Cost $91,714)		82,171

PREFERRED STOCK: 0.7%

	Italy: 0.7%
23,993	Unipol S.p.A.		69,694

	Total Preferred Stock (Cost $82,594)		69,694

	Total Investments in Securities
	(Cost $9,554,786)*	96.1%	$9,048,844
	Other Assets and Liabilities - Net	3.9	369,988

	Net Assets	100.0%	$9,418,832

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities

*	Cost for federal income tax purposes is $9,559,338.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$448,239
Gross Unrealized Depreciation	(958,733)

Net Unrealized Depreciation	$(510,494)

Percentage of
Industry	Net Assets

Aerospace/Defense	1.7%
Airlines	0.9
Apparel	0.6
Auto Manufacturers	1.4
Banks	25.9
Chemicals	0.5
Distribution/Wholesale	1.9
Electric	6.4
Electrical Components & Equipment	0.5
Engineering & Construction	1.6
Entertainment	0.7
Food	3.9
Forest Products & Paper	2.4
Gas	0.6
Insurance	6.3
Internet	0.6
Iron/Steel	0.9
Leisure Time	0.9
Media	3.5
Mining	0.5
Miscellaneous Manufacturing	1.3
Office Property	0.9
Office/Business Equipment	0.9
Oil & Gas	13.0
Pharmaceuticals	3.4
Retail	1.2
Semiconductors	1.7
Telecommunications	9.4
Transportation	2.6
Other Assets and Liabilities — Net	3.9

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of April 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 96.5%

		Banks: 14.6%
1,709,000	@@	Bank St. Petersburg BRD — Class S	$9,741,300
37,387,000	@@	Sberbank RF	121,192,951

			130,934,251

		Beverages: 1.2%
352,000	@,@@	Efes Breweries International NV GDR	10,919,603

			10,919,603

		Chemicals: 3.0%
500,000	@,@@	Uralkali GDR	26,526,299

			26,526,299

		Coal: 1.1%
1,200,000	@@	Raspadskaya — Class S	10,121,604

			10,121,604

		Cosmetics/Personal Care: 0.7%
193,500	@@	Kalina	6,192,000

			6,192,000

		Electric: 0.0%
428,242,036	@@	TGK-5	308,334

			308,334

		Food: 2.1%
154,800	@@,L	Wimm-Bill-Dann Foods OJSC ADR	18,839,160

			18,839,160

		Internet: 1.3%
1,344,122	@,@@	RBC Information Systems	11,300,496

			11,300,496

		Iron/Steel: 7.9%
150,000	@@	Evraz Group SA GDR — Reg S	15,485,531
209,300	@@,L	Mechel OAO ADR	30,515,940
3,450,000	@@	Novolipetsk Steel	16,163,999
192,000	@@,L	Novolipetsk Steel GDR	8,482,300

			70,647,770

		Metal Fabricate/Hardware: 2.5%
450,000	@@,L	TMK OAO GDR	14,771,421
37,700	@@	Vsmpo-Avisma Corp.	8,143,200

			22,914,621

		Mining: 7.1%
299,964	@,@@	Eurasian Natural Resources Corp.	7,157,053
1,500,000	@@	MMC Norilsk Nickel ADR	40,247,061
310,000	@@,L	Polyus Gold Co. ZAO ADR	16,481,911

			63,886,025

		Oil & Gas: 43.3%
1,296,200	@@,L	Lukoil-Spon ADR	116,477,696
362,000	@@	Novatek OAO GDR	27,266,172
7,030,000	@@	OAO Gazprom	92,183,841
1,141,700	@@,L	OAO Gazprom ADR	60,409,274
4,546,200	@,@@	OAO Rosneft Oil Co. GDR	44,244,319
2,385,000	@,@@, L	Surgutneftegaz ADR	23,064,367
192,000	@@,L	Tatneft GDR	24,479,245

			388,124,914

		Pharmaceuticals: 1.4%
500,000	@,@@	Pharmstandard — Reg S GDR	12,459,801

			12,459,801

		Real Estate: 2.7%
845,700	@,@@, L	LSR Group GDR	13,486,714
45,000	@,@@	Open Investments	11,151,244

			24,637,958

		Retail: 1.9%
387,000	@,@@	Magnit OAO	16,894,901

			16,894,901

		Telecommunications: 5.6%
700,000	@,@@	Comstar United Telesystems GDR	6,890,174
188,800	@@,L	Mobile Telesystems Finance SA ADR	14,647,104
137,000	@@	Moscow City Telephone	4,534,700
96,900,000	@@	Sibirtelecom	8,146,383
108,000,000	@@	Uralsvyazinform	5,015,844
2,400,000	@@	VolgaTelecom	10,752,096

			49,986,301

		Transportation: 0.1%
6,060,000	@@	Novorossiysk Sea Trade Port BRD	1,221,090

			1,221,090

		Total Common Stock (Cost $573,593,840)	865,915,128

MUTUAL FUNDS: 0.8%

2,384,270	@,@@	RenShares Utilities Ltd.	7,510,451

		Total Mutual Funds (Cost $3,317,280)	7,510,451

PREFERRED STOCK: 1.1%

		Oil & Gas: 1.1%
43,500,000	@@	Achinsk Refinery	9,352,500

		Total Preferred Stock (Cost $3,106,603)	9,352,500

		Total Long-Term Investments (Cost $580,017,723)	882,778,079

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 19.7%

		Securities Lending CollateralCC: 19.7%
$176,807,367		Bank of New York Mellon Corp. Institutional Cash Reserves	$176,807,367

		Total Short-Term Investments (Cost $176,807,367)	176,807,367

	Total Investments in Securities
	(Cost $756,825,090)*	118.1%	$1,059,585,446
	Other Assets and Liabilities - Net	(18.1)	(162,347,325)

	Net Assets	100.0%	$897,238,121

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2008.

*	Cost for federal income tax purposes is $756,980,545.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$312,236,563
Gross Unrealized Depreciation	(9,631,662)

Net Unrealized Appreciation	$302,604,901

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2008 (Unaudited)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 31.1%

		Argentina: 0.7%
$100,000	#,C	Cia de Transporte de Energia Electrica de Alta Tension SA, 8.875%, due 12/15/16	$77,000
200,000	+,#	Earls Eight Ltd., 8.000% (step rate 9.000%), due 12/31/12	155,580
810,999		Mendoza Province Of, 5.500%, due 09/04/18	600,139
13,400	+,C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	10,955
11,390	+,#, C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	9,311
20,100	+,C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	16,432
1,285,000	+,#	Transportadora Gas Norte, 8.000% (step rate 9.000%), due 12/31/12	1,024,788

			1,894,205

		Brazil: 6.6%
1,000,000		Banco BMG SA, 9.150%, due 01/15/16	1,025,000
BRL 2,300,000	#	Banco Do Brasil, 9.750%, due 07/18/17	1,196,166
BRL 1,900,000		Banco Safra Ltd., 10.875%, due 04/03/17	1,050,190
BRL 500,000	#	Banco Safra Ltd., 10.875%, due 04/03/17	276,366
BRL 2,300,000		Banco Votorantim, 10.625%, due 04/10/14	1,281,026
BRL 250,000	#	Banco Votorantim, 10.625%, due 04/10/14	82,473
$252,290		Citigroup Funding, Inc., 4.010%, due 08/17/10	377,108
2,401,717	#	Citigroup Funding, Inc., 6.000%, due 05/18/15	2,858,364
2,800,000		Citigroup Funding, Inc., 9.570%, due 01/03/17	2,924,423
2,990,000	C	Petrobras International Finance Co., 5.875%, due 03/01/18	2,992,326
600,000	#,C	Usiminas Commercial Ltd., 7.250%, due 01/18/18	619,037
360,000	C	Usiminas Commercial Ltd., 7.250%, due 01/18/18	385,684
1,025,000	C	Vale Overseas Ltd., 6.250%, due 01/23/17	1,053,188
3,050,000	C	Vale Overseas Ltd., 6.875%, due 11/21/36	3,094,530

			19,215,881

		Chile: 0.2%
620,000	#,C	Alto Parana SA, 6.375%, due 06/09/17	623,596

			623,596

		Colombia: 1.0%
835,000		Bancolombia SA, 6.875%, due 05/25/17	826,650
695,000	#,C	EEB International Ltd., 8.750%, due 10/31/14	740,175
1,300,000	#,C	TGI International Ltd., 9.500%, due 10/03/17	1,389,700

			2,956,525

		Dominican Republic: 0.6%
2,025,785	#	Standard Bank PLC, 15.000%, due 03/12/12	1,667,524

			1,667,524

		Hong Kong: 0.5%
800,000		Bangkok Bank PCL, 9.025%, due 03/15/29	881,606
265,000	#,C	Citic Resources Finance Ltd., 6.750%, due 05/15/14	252,413
400,000	C	Citic Resources Finance Ltd., 6.750%, due 05/15/14	380,000

			1,514,019

		India: 0.2%
650,000	#,C	ICICI Bank Ltd, 6.625%, due 10/03/12	647,746

			647,746

		Indonesia: 2.6%
1,300,000	#	Barclays Bank CLN, due 12/17/12	1,408,030
1,200,000	#	Barclays Bank CLN, due 03/17/13	1,330,080
100,000	#,C	Excelcomindo Finance Co. BV, 7.125%, due 01/18/13	99,500
680,000	C	Indosat Finance Co. BV, 7.125%, due 06/22/12	696,691
550,000		Majapahit Holding BV, 7.250%, due 06/28/17	522,651
930,000	#	Majapahit Holding BV, 7.250%, due 06/28/17	881,175
100,000	#	Majapahit Holding BV, 7.750%, due 10/17/16	99,000
650,000		Majapahit Holding BV, 7.750%, due 10/17/16	643,856
2,235,000	#	Majapahit Holding BV, 7.875%, due 06/29/37	1,977,975

			7,658,958

		Ireland: 0.3%
1,000,000	#	VIP FIN (Vimpelcom), 9.125%, due 04/30/18	1,002,498

			1,002,498

		Kazakhstan: 1.1%
600,000		HSBK Europe BV, 7.250%, due 05/03/17	534,180
400,000	#	HSBK Europe BV, 7.250%, due 05/03/17	352,000
1,200,000		Kazkommerts International BV, 7.500%, due 11/29/16	911,160
210,000	#	Kazkommerts International BV, 7.500%, due 11/29/16	158,550
1,500,000		TuranAlem Finance BV, 8.250%, due 01/22/37	1,224,375

			3,180,265

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

		Luxembourg: 0.2%
$590,000		GAZ Capital SA, 6.510%, due 03/07/22	$552,273

			552,273

		Mexico: 1.3%
2,660,000	#,C	Pemex Project Funding Master Trust, 5.750%, due 03/01/18	2,753,100
955,000	#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	999,662

			3,752,762

		Netherlands: 0.2%
500,000	C	Excelcomindo Finance Co., 7.125%, due 01/18/13	497,500

			497,500

		Nigeria: 0.6%
400,000	#	UBS AG, due 12/27/13	459,242
1,200,000	#	UBS AG, 0.120%, due 09/04/17	1,186,358

			1,645,600

		Peru: 1.5%
3,900,000	I	Banco Credito Del Peru, 7.170%, due 10/15/22	1,378,931
320,000	#,Z	Interoceanica IV Finance Ltd., 4.210%, due 11/30/18	206,720
1,200,000	#,Z	Interoceanica IV Finance Ltd., 4.390%, due 11/30/25	563,520
250,000	#,Z	Peru Enhanced Pass-through Finance Ltd., 3.940%, due 05/31/18	168,750
3,000,000	Z	Peru Enhanced Pass-through Finance Ltd., 3.940%, due 05/31/18	2,032,500

			4,350,421

		Philippines: 1.1%
2,300,000		National Power Corp., 6.875%, due 11/02/16	2,345,517
305,000	#	National Power Corp., 6.875%, due 11/02/16	309,575
450,000		National Power Corp., 9.625%, due 05/15/28	538,875

			3,193,967

		Russia: 5.1%
1,200,000	C	Alfa Bond Issuance PLC for OJSC Alfa Bank, 8.635%, due 02/22/17	1,117,307
1,150,000	#	Alfa MTN Markets Ltd. for ABH Finanial Ltd., 8.200%, due 06/25/12	1,106,875
2,550,000		Gaz Capital for Gazprom, 8.625%, due 04/28/34	2,989,875
1,500,000	+,C	Kuznetski Capital for Bank of Moscow, 7.500% (step rate 8.961%), due 11/25/15	1,489,350
545,000	#,C	Lukoil International Finance BV, 6.656%, due 06/07/22	483,688
2,400,000		Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	2,734,800
500,000		RSHB Capital SA for OJSC Russian Agricultural Bank, 6.299%, due 05/15/17	470,800
450,000	#	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.299%, due 05/15/17	420,188
RUB 25,000,000		Sibacademfinance PLC for URSA Bank, 9.125%, due 02/26/10	1,004,649
$2,000,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 6.103%, due 06/27/12	1,921,316
1,205,000		UBS Luxembourg SA for OJSC Vimpel Communications, 8.250%, due 05/23/16	1,183,852

			14,922,700

		South Korea: 0.7%
1,280,000	C	Shinhan Bank, 6.819%, due 09/20/36	1,109,681
1,230,000	C	Woori Bank, 6.208%, due 05/02/37	1,026,580

			2,136,261

		Trinidad And Tobago: 0.3%
1,000,000	C	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22	976,336

			976,336

		Turkey: 0.1%
TRY 400,000		European Investment Bank, 10.000%, due 01/28/11	279,664

			279,664

		Ukraine: 1.7%
$550,000		City of Kiev Ukraine, 8.000%, due 11/06/15	530,836
1,200,000		HSBC Bank PLC for Ukrsibbank, 7.750%, due 12/21/11	1,200,257
500,000		Standard Bank (Nak), 8.125%, due 09/30/09	482,400
2,600,000		UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	2,397,633
200,000	#	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	184,433

			4,795,559

		Venezuela: 4.5%
7,500,000	C	Petroleos de Venezuela SA, 5.250%, due 04/12/17	4,968,750
14,350,000	C	Petroleos de Venezuela SA, 5.375%, due 04/12/27	8,071,875

			13,040,625

		Total Corporate Bonds/Notes (Cost $95,188,937)	90,504,885

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

OTHER BONDS: 63.3%

		Argentina: 6.4%
$17,905,000		Argentina Government International Bond, due 12/15/35	$2,085,933
ARS 5,000		Argentina Government International Bond, due 12/15/35	144
$8,325,000		Argentina Government International Bond, due 12/15/35	952,380
ARS 4,000,000		Argentina Government International Bond, 2.000%, due 09/30/14	1,124,699
ARS 1,805,231		Argentina Government International Bond, 5.830%, due 12/31/33	533,038
$5,000,000		Argentina Government International Bond, 7.000%, due 10/03/15	3,612,500
3,575,718		Argentina Government International Bond, 8.280%, due 12/31/33	2,883,817
1,050,000	+,#	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	370,650
4,550,000	+	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	1,606,150
280,000	#	Province of Buenos Aires Argentina, 9.375%, due 09/14/18	210,000
2,200,000		Province of Buenos Aires Argentina, 9.375%, due 09/14/18	1,650,000
4,130,000		Province of Buenos Aires Argentina, 9.625%, due 04/18/28	3,014,900
481,500	#	Provincia Del Neuquen Titulo Provincial, 8.656%, due 10/18/14	480,296

			18,524,507

		Belize: 0.1%
330,000	+,C	Belize Government International Bond, 4.250% (step rate 6.000%), due 02/20/29	241,725

			241,725

		Bosnia and Herzegovina: 0.2%
EUR 383,469	Z	Bosnia & Herzegovina Government International Bond, 11.110%, due 12/11/17	425,125

			425,125

		Brazil: 7.1%
$6,200,000		Brazil Government International Bond, 7.125%, due 01/20/37	7,099,000
275,000		Brazil Government International Bond, 8.250%, due 01/20/34	349,938
1,680,000		Brazil Government International Bond, 8.750%, due 02/04/25	2,154,600
100,000		Brazil Government International Bond, 8.875%, due 10/14/19	129,120
600,000		Brazil Government International Bond, 10.125%, due 05/15/27	869,190
3,000,000	C	Brazil Government International Bond, 11.000%, due 08/17/40	4,092,750
2,705,000		Brazil Government International Bond, 12.500%, due 01/05/16	1,659,909
475,000		Federal Republic of Brazil, 8.875%, due 04/15/24	609,188
BRL 4,295,000		Federal Republic of Brazil, 12.500%, due 01/05/16	2,687,282
$900,000	C	Federative Republic of Brazil, 6.000%, due 01/17/17	942,750

			20,593,727

		Colombia: 3.2%
50,000		Colombia Government International Bond, 10.000%, due 01/23/12	59,250
53,000		Colombia Government International Bond, 11.750%, due 02/25/20	79,235
5,080,000		Republic of Colombia, 7.375%, due 01/27/17	5,732,780
2,055,000		Republic of Colombia, 8.125%, due 05/21/24	2,440,313
COP 2,061,000,000		Republic of Colombia, 9.850%, due 06/28/27	1,106,222

			9,417,800

		Dominican Republic: 1.7%
$2,267,927		Dominican Republic, 9.040%, due 01/23/18	2,460,701
250,000	#	Dominican Republic International Bond, 8.625%, due 04/20/27	267,500
1,865,000		Dominican Republic International Bond, 8.625%, due 04/20/27	1,995,550
143,584		Standard Bank PLC, 16.000%, due 07/20/09	141,944

			4,865,695

		El Salvador: 1.9%
200,000	#	El Salvador Government International Bond, 7.650%, due 06/15/35	215,000
2,430,000		El Salvador Government International Bond, 7.650%, due 06/15/35	2,612,250
2,440,000		El Salvador Government International Bond, 8.250%, due 04/10/32	2,806,000
			5,633,250

		Ghana: 0.3%
900,000	#	Republic of Ghana, 8.500%, due 10/04/17	942,750

			942,750

		Indonesia: 2.9%
200,000	#	Indonesia Government International Bond, 6.625%, due 02/17/37	176,840
1,900,000		Indonesia Government International Bond, 6.625%, due 02/17/37	1,693,352

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

		Indonesia (continued)
$835,000	#	Indonesia Government International Bond, 6.875%, due 01/17/18	$859,006
3,000,000		Indonesia Government International Bond, 7.500%, due 01/15/16	3,213,591
880,000	#	Indonesia Government International Bond, 7.750%, due 01/17/38	886,600
1,470,000		Indonesia Government International Bond, 8.500%, due 10/12/35	1,612,245

			8,441,634

		Iraq: 2.2%
9,050,000	C	Republic of Iraq, 5.800%, due 01/15/28	6,220,608

			6,220,608

		Ivory Coast: 0.0%
210,000	±	Ivory Coast Government International Bond, 3.000%, due 03/30/18	75,600

			75,600

		Lebanon: 0.1%
210,000		Lebanon Government International Bond, 8.250%, due 04/12/21	196,350

			196,350

		Mexico: 1.8%
1,000,000	C	Mexico Government International Bond, 5.625%, due 01/15/17	1,053,500
2,100,000		Mexico Government International Bond, 7.500%, due 04/08/33	2,537,430
1,300,000		Mexico Government International Bond, 8.300%, due 08/15/31	1,693,250

			5,284,180

		Nigeria: 0.7%
500,000		Central Bank of Nigeria, 5.092%, due 01/05/10	68,750
2,000,000		UBS AG, 9.850%, due 08/02/17	2,064,564

			2,133,314

		Pakistan: 1.4%
4,210,000		Islamic Republic of Pakistan, 6.875%, due 06/01/17	3,589,025
610,000		Pakistan Government International Bond, 7.125%, due 03/31/16	528,632

			4,117,657

		Panama: 1.1%
50,000		Panama Government International Bond, 6.700%, due 01/26/36	52,125
1,595,000		Panama Government International Bond, 7.125%, due 01/29/26	1,770,450
1,000,000		Panama Government International Bond, 8.875%, due 09/30/27	1,305,000
130,000		Panama Government International Bond, 9.375%, due 04/01/29	176,150

			3,303,725

		Peru: 2.2%
2,600,000		Peru Government International Bond, 6.550%, due 03/14/37	2,736,500
PEN 5,000,000	#	Peru Government International Bond, 6.900%, due 08/12/37	1,752,748
$1,420,000		Peru Government International Bond, 7.350%, due 07/21/25	1,664,950
220,000		Peru Government International Bond, 8.750%, due 11/21/33	292,600

			6,446,798

		Philippines: 5.3%
3,630,000		Philippine Government International Bond, 7.750%, due 01/14/31	4,110,975
1,750,000		Philippine Government International Bond, 8.000%, due 01/15/16	2,012,500
4,500,000		Philippine Government International Bond, 8.250%, due 01/15/14	5,169,150
1,100,000		Philippine Government International Bond, 8.875%, due 03/17/15	1,310,375
2,000,000		Philippine Government International Bond, 9.000%, due 02/15/13	2,337,600
270,000		Philippine Government International Bond, 9.875%, due 01/15/19	348,300

			15,288,900

		Russia: 7.5%
10,327,725	+	Russia Government International Bond, 7.500%, due 03/31/30	11,893,063
5,500,000		Russia Government International Bond, 12.750%, due 06/24/28	9,909,367

			21,802,430

		South Africa: 1.2%
3,505,000		South Africa Government International Bond, 5.875%, due 05/30/22	3,330,188

			3,330,188

		Sri Lanka: 0.1%
370,000	#	Democratic Socialist Republic of Sri Lanka, 8.250%, due 10/24/12	338,550

			338,550

		Turkey: 7.2%
6,250,000		Republic of Turkey, 7.000%, due 09/26/16	6,429,688
1,000,000		Turkey Government International Bond, 6.875%, due 03/17/36	930,100

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

	Turkey (continued)
$220,000	Turkey Government International Bond, 7.250%, due 03/15/15		$230,175
4,250,000	Turkey Government International Bond, 7.375%, due 02/05/25		4,329,688
1,530,000	Turkey Government International Bond, 8.000%, due 02/14/34		1,627,538
4,000,000	Turkey Government International Bond, 9.500%, due 01/15/14		4,630,000
TRY 3,080,000	Turkey Government International Bond, 10.000%, due 02/15/12		2,695,653
TRY 130,000	Turkey Government International Bond, 14.000%, due 01/19/11		95,683

			20,968,525

	Ukraine: 1.6%
$1,400,000	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, due 10/04/12		1,352,260
1,500,000	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.650%, due 09/07/11		1,501,307
470,000	Ukraine Government International Bond, 6.580%, due 11/21/16		461,091
1,180,000	Ukraine Government International Bond, 7.650%, due 06/11/13		1,267,910

			4,582,568

	Uruguay: 2.7%
205,000	Oriental Republic of Uruguay, 7.625%, due 03/21/36		217,300
100,000	Uruguay Government International Bond, 7.500%, due 03/15/15		109,650
3,517,500	& Uruguay Government International Bond, 7.875%, due 01/15/33		3,834,075
3,300,000	Uruguay Government International Bond, 8.000%, due 11/18/22		3,679,500

			7,840,525

	Venezuela: 4.4%
2,200,000	Bolivarian Republic of Venezuela, 9.375%, due 01/13/34		1,996,500
1,400,000	Republic of Venezuela, 6.000%, due 12/09/20		983,500
2,400,000	Republic of Venezuela, 7.000%, due 03/31/38		1,663,440
3,000,000	Venezuela Government International Bond, 5.750%, due 02/26/16		2,377,500
4,900,000	Venezuela Government International Bond, 7.000%, due 12/01/18		3,944,500
1,500,000	Venezuela Government International Bond, 7.650%, due 04/21/25		1,154,850
300,000	Venezuela Government International Bond, 8.500%, due 10/08/14		282,000
75,000	Venezuela Government International Bond, 9.250%, due 09/15/27		68,438
340,000	Venezuela Government International Bond, 13.625%, due 08/15/18		408,850

			12,879,578

	Total Other Bonds (Cost $188,995,357)		183,895,709

	Total Investments in Securities
	(Cost $284,184,294)*	94.4%	$274,400,594
	Other Assets and Liabilities - Net	5.6	16,422,961

	Net Assets	100.0%	$290,823,555

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish Lira

*	Cost for federal income tax purposes is $284,258,892.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,871,850
Gross Unrealized Depreciation	(14,730,148)

Net Unrealized Depreciation	$(9,858,298)

Percentage of
Industry	Net Assets

Banks	7.4%
Diversified Financial Services	7.1
Electric	2.8
Foreign Government Bonds	63.2
Forest Products & Paper	0.2
Gas	0.4
Iron/Steel	0.3
Mining	1.4
Multi-National	0.1
Municipal	0.2
Oil & Gas	9.7
Telecommunications	1.0
Transportation	0.5
Other Assets and Liabilities — Net	5.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of April 30, 2008 (Unaudited) (continued)

ING Emerging Markets Fixed Income Fund Open Futures Contracts on April 30, 2008

				Unrealized
	Number	Notional	Expiration	Appreciation/
Contract Description	of Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts
U.S. Treasury 5-Year Note	66	7,390,969	06/30/08	$(65,546)
U.S. Treasury Long Bond	9	1,052,016	06/19/08	2,862

				$(62,684)

At April 30, 2008, the following forward currency contracts were outstanding for the ING Emerging Markets Fixed Income Fund:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Depreciation
			USD

Turkish Lira TRY 4,200,000	Sell	06/02/08	3,213,220	3,256,521	$(43,301)
Brazilian Real BRL 14,200,000	Sell	06/02/08	8,299,241	8,473,565	(174,324)

					$(217,625)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2008 (Unaudited)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 1.5%

		Airlines: 0.1%
$150,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	$145,500

			145,500

		Banks: 0.8%
700,000	C	Bank of America Corp., 8.000%, due 01/30/18	713,361
151,000		SunTrust Bank, 7.250%, due 03/15/18	159,291

			872,652

		Beverages: 0.4%
BRL 900,000	@@,#	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	465,648

			465,648

		Diversified Financial Services: 0.1%
90,000		American Express Co., 8.150%, due 03/19/38	105,023

			105,023

		Electric: 0.1%
64,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	60,419

			60,419

		Total Corporate Bonds/Notes (Cost $1,655,542)	1,649,242

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%

		Federal Home Loan Mortgage Corporation: 4.2%
800,000	W	5.000%, due 05/01/37	786,125
2,753,000		5.500%, due 05/01/37	2,770,636
225,000	W	6.000%, due 05/01/37	230,168
702,000	W	6.500%, due 05/15/34	727,118

			4,514,047

		Federal National Mortgage Association: 2.3%
667,000	W	5.000%, due 05/01/22	670,439
303,730	S	5.000%, due 03/01/37	292,638
646,000	W	5.500%, due 05/15/20	657,810
398,478	S	5.500%, due 06/01/37	401,143
432,000	W	6.500%, due 05/01/37	447,053

			2,469,083

		Total U.S. Government Agency Obligations (Cost $6,985,549)	6,983,130

U.S. TREASURY OBLIGATIONS: 19.0%

		U.S. Treasury Bonds: 4.9%
3,139,000	S	3.500%, due 02/15/18	3,073,279
2,023,000	S	5.000%, due 05/15/37	2,193,059

			5,266,338

		U.S. Treasury Notes: 12.7%
3,020,000	S	1.750%, due 03/31/10	2,992,397
3,020,000	S	2.125%, due 04/30/10	3,006,788
7,342,000	S	3.125%, due 04/30/13	7,372,976
260,000	S	4.500%, due 05/15/10	271,944

			13,644,105

		Treasury Inflation Indexed Protected Securities: 1.4%
474,926	S	1.750%, due 01/15/28	452,886
972,291	S	2.000%, due 04/15/12	1,022,805

			1,475,691

		Total U.S. Treasury Obligations (Cost $20,445,292)	20,386,134

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.3%
700,000	C,S	Ge Capital Commercial Mortgage Corp., 5.339%, due 03/10/44	691,742
122,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	122,554
700,000	C,S	Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39	636,194
250,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	246,261
700,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.345%, due 12/15/44	696,836
97,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	97,426
1,000,000	C,S	LB-UBS Commercial Mortgage Trust, 6.150%, due 04/15/41	1,011,311

		Total Collateralized Mortgage Obligations (Cost $3,408,948)	3,502,324

MUNICIPAL BONDS: 0.8%

		Louisiana: 0.4%
400,000	C	State of Louisiana, 5.000%, due 10/15/17	429,832

			429,832

		Washington: 0.4%
400,000	C	State of Washington, 5.000%, due 01/01/33	410,152

			410,152

		Total Municipal Bonds (Cost $818,743)	839,984

OTHER BONDS: 30.5%

		Foreign Government Bonds: 30.5%
EUR 8,440,000		Bundesobligation, 3.500%, due 04/08/11	13,075,654
EUR 3,235,000		Bundesrepub. Deutschland, 4.250%, due 07/04/17	5,099,928
CAD 1,700,000		Canadian Government International Bond, 3.750%, due 06/01/12	1,731,397
EUR 930,000		France Government International Bond OAT, 3.250%, due 04/25/16	1,359,557
EUR 915,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,368,928
JPY 230,000,000	Z	Japan Financing Bills, 0.520%, due 06/09/08	2,210,570

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2008 (Unaudited) (continued)

Principal
Amount			Value

		Foreign Government Bonds (continued)
JPY 414,562,500	S	Japan Government CPI Linked, 1.200%, due 12/10/17	$3,947,870
GBP 1,595,000		United Kingdom Gilt Bond, 4.000%, due 03/07/09	3,159,558
GBP 230,000		United Kingdom Gilt Bond, 4.250%, due 03/07/36	438,408
UYU 6,067,000	S	Uruguay Government International Bond, 4.250%, due 04/05/27	315,391

		Total Other Bonds (Cost $30,739,382)	32,707,261

		Total Long-Term Investments (Cost $64,053,456)	66,068,075

Shares			Value

SHORT-TERM INVESTMENTS: 40.7%

		Mutual Fund: 34.7%
37,125,000	**,S	ING Institutional Prime Money Market Fund	$37,125,000

		Total Mutual Fund (Cost $37,125,000)	37,125,000

Principal
Amount			Value

		Foreign Government Securities: 5.5%
EUR 3,810,000	Z	German Treasury Bill, 3.450%, due 06/18/08	$5,921,315

		Total Foreign Government Securities (Cost $5,921,315)	5,921,315

		Repurchase Agreement: 0.5%
$535,000	S	Goldman Sachs Repurchase Agreement dated 04/30/08, 1.970%, due 05/01/08, $535,029 to be received upon repurchase (Collateralized by $540,700 U.S. Treasury Note, 2.625%, Market Value plus accrued interest $545,767, due 03/15/09)	535,000

		Total Repurchase Agreement (Cost $535,000)	535,000

		Total Short-Term Investments (Cost $43,581,315)	43,581,315

	Total Investments in Securities
	(Cost $107,634,771)*	102.3%	$109,649,390
	Other Assets and Liabilities - Net	(2.3)	(2,416,861)

	Net Assets	100.0%	$107,232,529

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
UYU	Uruguayan Peso

*	Cost for federal income tax purposes is $107,754,350.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,094,408
Gross Unrealized Depreciation	(199,368)

Net Unrealized Appreciation	$1,895,040

At April 30, 2008 the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
		USD

Australia Dollars AUD 8,264,000	Buy	05/15/08	7,630,523	7,781,867	$151,344
Switzerland Francs CHF 1,936,970	Buy	05/15/08	1,922,000	1,869,843	(52,157)
Switzerland Francs CHF 2,093,660	Buy	05/30/08	2,022,000	2,021,590	(410)
Denmark Kroner DKK 2,185,000	Buy	05/30/08	456,164	456,639	475
EURO EUR 1,352,000	Buy	05/15/08	2,122,609	2,109,732	(12,877)
EURO EUR 1,422,040	Buy	05/15/08	2,244,000	2,219,025	(24,975)
EURO EUR 1,579,382	Buy	05/15/08	2,516,736	2,464,551	(52,185)
EURO EUR 1,633,382	Buy	05/15/08	2,600,000	2,548,816	(51,184)
Japanese Yen JPY 838,000,000	Buy	05/15/08	8,209,425	8,066,651	(142,774)
Japanese Yen JPY 460,204,027	Buy	05/15/08	4,570,000	4,429,958	(140,042)
Japanese Yen JPY 153,833,850	Buy	05/15/08	1,530,000	1,480,816	(49,184)
Japanese Yen JPY 206,499,816	Buy	05/15/08	2,040,000	1,987,783	(52,217)
Japanese Yen JPY 53,210,184	Buy	05/15/08	515,689	512,206	(3,483)
Japanese Yen JPY 553,144,376	Buy	05/15/08	5,365,000	5,324,609	(40,391)
Japanese Yen JPY 383,088,420	Buy	05/15/08	3,690,000	3,687,638	(2,362)
Korea (South) Won KRW 1,142,032,800	Buy	05/15/08	1,173,000	1,138,560	(34,440)
New Zealand Dollars NZD 6,880,508	Buy	06/18/08	5,300,000	5,349,943	49,943
Norway Krone NOK 14,345,637	Buy	05/30/08	2,810,000	2,810,451	451
Poland Zlotych PLN 1,003,000	Buy	05/30/08	455,306	452,405	(2,901)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2008 (Unaudited) (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
		USD

Sweden Kronor SEK 4,625,000	Buy	05/30/08	771,851	771,328	(523)
Taiwan New Dollars TWD 11,500,000	Buy	05/15/08	383,333	377,885	(5,448)

					$(465,340)

Australia Dollars AUD 3,103,505	Sell	05/15/08	2,940,000	2,922,442	$17,558
Australia Dollars AUD 2,901,662	Sell	05/15/08	2,732,600	2,732,376	224
Brazil Real BRL 813,489	Sell	05/30/08	483,500	485,433	(1,933)
Canada Dollars CAD 2,114,834	Sell	05/30/08	2,100,000	2,099,320	680
Canada Dollars CAD 604,151	Sell	05/30/08	600,000	599,719	281
Canada Dollars CAD 2,244,633	Sell	05/30/08	2,210,000	2,228,167	(18,167)
Switzerland Francs CHF 1,936,970	Sell	05/15/08	1,894,118	1,869,843	24,275
Switzerland Francs CHF 4,194,661	Sell	05/30/08	4,160,000	4,050,269	109,731
EURO EUR 1,579,382	Sell	05/15/08	2,483,000	2,464,551	18,449
EURO EUR 807,362	Sell	05/15/08	1,265,000	1,259,850	5,150
Japanese Yen JPY 150,668,058	Sell	05/15/08	1,460,000	1,450,342	9,658
Japanese Yen JPY 153,833,850	Sell	05/15/08	1,475,746	1,480,816	(5,070)
Japanese Yen JPY 383,088,420	Sell	05/15/08	3,676,423	3,687,638	(11,215)
Japanese Yen JPY 67,750,410	Sell	05/15/08	650,000	652,171	(2,171)
Japanese Yen JPY 259,710,000	Sell	05/15/08	2,500,000	2,499,989	11
Mexico Pesos MXN 7,108,447	Sell	05/15/08	670,000	676,417	(6,417)
Mexico Pesos MXN 30,201,737	Sell	05/15/08	2,860,000	2,873,902	(13,902)

					$127,142

ING Global Bond Fund Open Futures Contracts on April 30, 2008

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts

90-Day Sterling	37	8,726,016	03/18/09	$(46,317)
Australia 10-Year Bond	38	3,505,103	06/16/08	(66,687)
Canada 10-Year Bond	17	1,996,753	06/19/08	48,694
Euro-Bund	25	4,452,868	06/06/08	(116,510)
Euro-Schatz	104	16,862,670	06/06/08	(229,070)
Japanese Government Bonds 10-Year Mini	19	2,496,668	06/10/08	(47,640)
Long Gilt	11	2,368,453	06/26/08	(7,382)
U.S. Treasury 5-Year Note	14	1,567,781	06/30/08	(20,051)

				$(484,963)

Short Contracts

90-Day Sterling	37	(8,713,602)	03/17/10	$29,048

				$29,048

ING Global Bond Fund Credit Default Swap Agreements Outstanding on April 30, 2008:

							Unrealized
		Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation	Protection	Fixed Rate (%)	Date		Amount	(Depreciation)

UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	50,000	1,177
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)	09/20/17	USD	100,000	6,165
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)	09/20/17	USD	50,000	3,999
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	100,000	1,466
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	1,000,000	(16,723)
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240	06/20/08	USD	2,850,000	(143)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240	07/20/08	USD	1,200,000	(95)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)	07/20/12	USD	300,000	2,436
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	50,000	1,840
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)	09/20/17	USD	50,000	2,531
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)	09/20/17	USD	100,000	3,804
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)	09/20/17	USD	50,000	2,391
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)	09/20/17	USD	100,000	2,927

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2008 (Unaudited) (continued)

							Unrealized
		Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation	Protection	Fixed Rate (%)	Date		Amount	(Depreciation)

UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)	09/20/17	USD	50,000	2,402
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	50,000	2,195

							16,372

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on April 30, 2008:

			Notional	Unrealized
	Termination		Principal	Appreciation/
	Date		Amount	(Depreciation)

Receive a fixed rate equal to 3.186% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	04/22/10	USD	5,477,000	$1,457
Receive a fixed rate equal to 8.370% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	07/12/10	NZD	5,835,000	37,670
Receive a fixed rate equal to 4.670% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	08/05/10	GBP	3,559,000	(76,015)
Receive a fixed rate equal to 4.920% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	08/23/10	GBP	3,559,000	(43,709)
Receive a fixed rate equal to 5.260% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	10/29/10	GBP	17,500,000	(5,155)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.710% Counterparty: UBS AG, London	07/13/15	NZD	2,000,000	(17,158)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.270% Counterparty: Citibank N.A., New York	01/23/18	USD	1,280,000	(4,446)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.870% Counterparty: Citibank N.A., New York	08/06/18	GBP	861,000	33,364
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.150% Counterparty: Citibank N.A., New York	08/22/18	GBP	861,000	(3,542)

				$(77,534)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Diversified International Fund
as of April 30, 2008 (Unaudited)

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 99.9%
491,420	ING Emerging Countries Fund — Class I		$18,246,418
5,455,559	@ ING Foreign Fund — Class I		110,147,731
11,331,521	ING Index Plus International Equity Fund — Class I		124,080,150
10,957,524	ING International Capital Appreciation Fund — Class I		139,708,425
5,138,987	ING International Equity Dividend Fund — Class I		48,255,087
2,386,783	ING International Real Estate Fund — Class I		28,784,603
1,045,980	ING International SmallCap Fund — Class I		48,784,502
4,018,072	ING International Value Choice Fund — Class I		48,015,955

	Total Investments in Securities
	(Cost $552,124,404)*	99.9%	$566,022,871
	Other Assets and Liabilities - Net	0.1	366,642

	Net Assets	100.0%	$566,389,513

Securities may have been fair valued in accordance with procedures approved by the Board of Directors (Note 2A).

@	Non-income producing security

*	Cost for federal income tax purposes is $564,847,175.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,787,261
Gross Unrealized Depreciation	(7,611,565)

Net Unrealized Appreciation	$1,175,696

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Mutual Funds was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	3,303,664.071	256,758.695	127,156.710	1,700,808.000	5,388,387.476
ING International SmallCap Fund	1	3,943,249.848	4,250,437.496	188,929.786	2,897,071.000	11,279,688.130
ING Russia Fund	1	4,123,725.745	547,550.981	150,848.838	4,102,805.000	8,924,930.564
ING International Growth Opportunities Fund	1	3,343,806.470	211,331.428	107,253.207	2,127,408.000	5,789,799.105
ING Global Equity Dividend Fund	2	8,801,534.302	572,748.029	317,208.513	6,231,716.000	15,923,206.844
ING Global Real Estate Fund	2	21,151,855.465	2,519,234.577	774,688.916	16,023,095.000	40,468,873.958
ING Russia Fund	2	4,164,475.651	530,750.074	126,899.839	4,102,805.000	8,924,930.564
ING International Growth Opportunities Fund	2	3,341,587.008	207,680.830	113,123.267	2,127,408.000	5,789,799.105
Colleen D. Baldwin	3	249,706,919.045	3,027,810.174	0.000	0.000	252,734,729.219
John V. Boyer	3	249,682,044.241	3,052,684.978	0.000	0.000	252,734,729.219
Patricia W. Chadwick	3	249,465,993.099	3,268,736.120	0.000	0.000	252,734,729.219
Robert W. Crispin	3	249,643,813.665	3,090,915.554	0.000	0.000	252,734,729.219
Peter S. Drotch	3	249,697,326.071	3,037,403.148	0.000	0.000	252,734,729.219
J. Michael Earley	3	249,522,554.729	3,212,174.490	0.000	0.000	252,734,729.219
Patrick W. Kenny	3	249,766,444.194	2,968,285.025	0.000	0.000	252,734,729.219
Shaun P. Mathews	3	249,749,451.981	2,985,277.238	0.000	0.000	252,734,729.219
Sheryl K. Pressler	3	249,640,102.557	3,094,626.662	0.000	0.000	252,734,729.219
David W.C. Putnam	3	249,463,578.379	3,271,150.840	0.000	0.000	252,734,729.219
Roger B. Vincent	3	249,707,425.710	3,027,303.509	0.000	0.000	252,734,729.219

*	The Shareholder Meeting for Proposals 1 and 2 were adjourned to December 17, 2007. Proposal 3 passed at this meeting.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mutual Funds was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

				Shares
				Voted
			Shares	Against			Total
			Voted	or	Shares	Broker	Shares
	Proposal		For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	*	3,529,006.191	280,815.324	138,635.452	1,569,897.000	5,518,353.967
ING International SmallCap Fund	1		4,740,527.619	4,358,399.651	297,254.233	2,431,217.000	11,827,398.503
ING Russia Fund	1		4,579,183.510	603,011.206	219,936.660	3,635,599.000	9,037,730.376
ING International Growth Opportunities Fund	1	*	4,039,312.321	273,169.844	170,240.604	2,004,551.000	6,487,273.769
ING Global Equity Dividend Fund	2	*	9,832,039.528	700,045.216	391,917.152	5,508,641.000	16,432,642.896
ING Global Real Estate Fund	2		23,468,669.794	2,758,822.536	921,401.206	14,331,317.000	41,480,210.536
ING Russia Fund	2		4,620,033.621	589,915.409	192,182.346	3,635,599.000	9,037,730.376
ING International Growth Opportunities Fund	2	*	4,053,822.933	261,821.262	167,078.574	2,004,551.000	6,487,273.769

*	The Shareholder Meeting was adjourned to December 31, 2007.

A special meeting of shareholders of ING Mutual Funds was held December 31, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	3,788,561.250	336,812.506	142,377.185	1,441,855.000	5,709,605.941
ING International Growth Opportunities Fund	1	4,598,913.597	276,176.245	179,179.802	1,872,805.000	6,927,074.644
ING Global Equity Dividend Fund	2	10,926,527.364	719,218.216	427,476.968	4,798,437.000	16,871,659.548
ING International Growth Opportunities Fund	2	4,612,833.497	265,947.709	175,488.438	1,872,805.000	6,927,074.644

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mayflower Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of ING International Value Fund’s investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for ING International Value Fund to permit the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

Results:

				Shares
				Voted
			Shares	Against			Total
			Voted	or	Shares	Broker	Shares
	Proposal		For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1		53,134,727.860	12,931,098.876	1,846,960.854	49,989,278.000	117,902,065.590
ING International Value Fund	2		53,473,259.272	12,897,305.863	1,542,222.455	49,989,278.000	117,902,065.590
Colleen D. Baldwin	3	*	116,298,776.295	1,603,289.295	0.000	0.000	117,902,065.590
John V. Boyer	3	*	115,837,744.643	2,064,320.947	0.000	0.000	117,902,065.590
Patricia W. Chadwick	3	*	116,300,896.837	1,601,168.753	0.000	0.000	117,902,065.590
Robert W. Crispin	3	*	115,771,872.288	2,130,193.302	0.000	0.000	117,902,065.590
Peter S. Drotch	3	*	116,239,079.379	1,662,986.211	0.000	0.000	117,902,065.590
J. Michael Earley	3	*	115,921,536.128	1,980,529.462	0.000	0.000	117,902,065.590
Patrick W. Kenny	3	*	115,919,408.277	1,982,657.313	0.000	0.000	117,902,065.590
Shaun P. Mathews	3	*	115,849,151.042	2,052,914.548	0.000	0.000	117,902,065.590
Sheryl K. Pressler	3	*	115,770,736.133	2,131,329.457	0.000	0.000	117,902,065.590
David W.C. Putnam	3	*	116,273,111.205	1,628,954.385	0.000	0.000	117,902,065.590
Roger B. Vincent	3	*	116,316,328.731	1,585,736.859	0.000	0.000	117,902,065.590

*	The Shareholder Meeting was adjourned to December 17, 2007.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mayflower Trust was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of ING International Value Fund’s investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for ING International Value Fund to permit the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1	61,904,583.421	13,826,523.452	2,572,363.315	46,288,030.000	124,591,500.188
ING International Value Fund	2	62,501,627.034	13,607,460.213	2,194,382.941	46,288,030.000	124,591,500.188
Colleen D. Baldwin	3	121,874,494.995	2,010,885.664	0.000	0.000	123,885,380.659
John V. Boyer	3	121,411,982.213	2,473,398.446	0.000	0.000	123,885,380.659
Patricia W. Chadwick	3	121,877,660.003	2,007,720.656	0.000	0.000	123,885,380.659
Robert W. Crispin	3	121,345,455.757	2,539,924.902	0.000	0.000	123,885,380.659
Peter S. Drotch	3	121,811,215.729	2,074,164.930	0.000	0.000	123,885,380.659
J. Michael Earley	3	121,493,007.375	2,392,373.284	0.000	0.000	123,885,380.659
Patrick W. Kenny	3	121,493,565.515	2,391,815.144	0.000	0.000	123,885,380.659
Shaun P. Mathews	3	121,423,388.418	2,461,992.241	0.000	0.000	123,885,380.659
Sheryl K. Pressler	3	121,349,642.026	2,535,738.633	0.000	0.000	123,885,380.659
David W.C. Putnam	3	121,844,329.644	2,041,051.015	0.000	0.000	123,885,380.659
Roger B. Vincent	3	121,890,566.059	1,994,814.600	0.000	0.000	123,885,380.659

*	Proposal 3 passed at this meeting.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (together, the “Trusts”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees (including the I/B/F IRC) review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and each Sub-Adviser. This included information regarding the Adviser and each Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG were selected and how profitability was determined; (3) responses from the Adviser and each Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser; (6) financial statements for the Adviser and each Sub-Adviser; (7) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (8) independent analyses of Fund performance by the Trusts’ Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Fund; and (10) other information relevant to the Board’s evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Each Fund’s Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in each Fund’s SPG were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on each Sub-Adviser that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds Complex.

The Board also noted the techniques used by the Adviser to monitor the performance of each Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance. Such changes could include, for example, changes in personnel who are responsible for managing a Fund’s portfolio. In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with their codes of ethics. The Board considered reports from the Trusts’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the Federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the ability of the Adviser and each Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Fund achieved sufficient asset levels to achieve a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rates, combined with the administrative fee rates, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered any fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structure of each Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser for that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and each affiliated Sub-Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others: reductions in expense caps or management fee rates; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the resources available to a Sub-Adviser when managing a Fund. As applicable, the Independent Trustees have requested these adjustments primarily on the basis of a Fund’s performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and each Sub-Adviser were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of each Sub-Adviser primarily on the factors described for each Fund below, and, in the case of non-affiliated Sub-Advisers, in reliance on the arm’s-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Diversified International Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the Fund’s performance during different periods and that the Sub-Adviser assumed responsibility for the Fund effective March 2005, and therefore, the three- and five-year performance includes that of the prior Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub- Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Markets Fixed Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Markets Fixed Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that the Fund launched in December 2005 and, therefore, had a limited operating history for the purpose of analyzing Fund performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Emerging Markets Fixed Income Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in December 2005, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Foreign Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Foreign Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the one year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and three-year periods and the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Foreign Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Foreign Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Fund’s portfolio management team changed in January 2006; and (2) Management’s analysis regarding the rationale for the Fund’s recent underperformance, including its analysis regarding the effect of unfavorable sector allocation on the Fund’s more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in portfolio managers in January 2006 and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund (formerly ING Precious Metals Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented with the exception of the one-year period, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) in October 2006 there was a change in the Fund’s portfolio management team, and at that time its name, investment objective and strategy were modified to reflect an enhanced investment mandate; and (2) Management’s representations that it would continue to monitor the Fund’s performance to determine if longer-term performance improves.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in October 2006 the Fund’s investment objective, strategy and portfolio management team were changed, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory and sub-advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Real Estate Fund, as compared to its SPG, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub- Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter and one-year periods, the third quintile for the three-year period, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account Management’s representations that in February 2005 there was a change in the Sub-Adviser to the Fund, and since then performance had been reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Value Choice Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account the advisory fee, Class A service fee and expense limitation reductions that had been approved by the Board at its September 2007 meeting, noting that these reductions would be implemented in January 2008.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in February 2005 there had been a change in Sub-Advisers to the Fund, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Approval of New Sub-Advisory Contract for ING Global Value Choice Fund

Tradewinds Global Investors, LLC (“Tradewinds”) has managed the ING Global Value Choice Fund since February 2005 (the “Former Agreement”). As discussed above, the Former Agreement was last approved for renewal by the Board on November 30, 2007. On November 13, 2007, Nuveen Investments, Inc. (“Nuveen”), the parent of Tradewinds, was acquired by Windy City Investments, Inc. (“Windy City”), a corporation formed by private equity investors led by Madison Dearborn Partners, LLC (the “Transaction”). As a result Tradewinds, previously a wholly-owned subsidiary of Nuveen, became an indirect wholly-owned subsidiary of Windy City.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as such term is defined under the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the Transaction constituted a sale of a controlling block of voting securities of Tradewinds, resulting in the assignment and automatic termination of the Former Agreement.

In order for management of the Fund to continue uninterrupted after the sale, the Adviser entered into a new Sub-Advisory Contract with Tradewinds, effective as of November 16, 2007 under which Tradewinds has continued to provide day-to-day management services to the Fund (the “New Agreement”). The Transaction did not result in a change to the personnel managing the Fund or its investment strategy.

In anticipation of the Transaction, at a meeting held on September 12, 2007, the Board, including a majority of the Independent Trustees, determined to re-appoint Tradewinds as sub-adviser to the Fund under the New Agreement. In determining whether to approve the New Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for the Fund. The materials provided to the Board in support of the New Agreement included the following: (1) a memorandum discussing the change of control of Tradewinds and the resulting assignment and automatic termination of the Former Agreement; (2) responses to questions posed by K&L Gates on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by Management and by Tradewinds in connection

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with its management of funds in the ING Funds Complex, including the Fund. Such information included, among other things: (1) a detailed analysis of the Fund’s performance, including attribution analyses, which had been provided at regular Board meetings; and (2) a presentation to the I/B/F IRC, at its September 11, 2007 meeting, from Tradewinds’ representatives regarding the Fund.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to Tradewinds’ management of the Fund; (2) the nature and quality of the services to be provided by Tradewinds under the New Agreement; (3) the personnel, operations, and investment management capabilities of Tradewinds after the consummation of the Transaction, including Tradewinds’ representations that the portfolio management personnel providing day-to-day management services to the Fund would remain in place through the closing of the Transaction and would continue to manage assets after the close; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by Tradewinds and the fact that there would be no change in the projected profitability of Tradewinds or the Adviser in connection with the Transaction; (5) that the sub-advisory fee rate payable by the Adviser would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by the Fund to the Adviser; (6) Tradewinds’ representations that the Transaction would not adversely affect the nature and quality of services provided to the Fund and that the Transaction was not expected to have a material adverse effect on the ability of Tradewinds to provide those services; (7) Tradewinds’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Fund and other funds in the ING Funds complex; and (8) Tradewinds’ Code of Ethics, which has previously been approved for the Fund and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Tradewinds should be appointed as the Fund’s Sub-Adviser under the New Agreement and continue to provide advisory services to the Fund; and (2) the sub-advisory fee rate payable by the Adviser to Tradewinds is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Fund’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Advisory Contract in November 2008.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING Greater China Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) the Fund was launched in December 2005; and (2) the Management’s analysis regarding the negative effect of stock selection in the energy and financial sectors on the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board;

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(3) the Fund was launched in December 2005 and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately evaluate longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account the Fund was launched in December 2005, and therefore had a limited history for purposes of evaluating performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in December 2005 and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately evaluate the longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Growth Opportunities Fund (formerly ING International Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, one-year, and ten-year periods, but underperformed for the year-to-date, three-year, and five-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the most recent calendar quarter and one-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account that in April 2006 the portfolio managers to the Fund were changed the Fund has shown favorable performance since that change.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Fund’s portfolio managers in April 2006, and it is reasonable to allow the Sub-Adviser to continue to manage the Fund to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Real Estate Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account Management’s waiver of a portion of the advisory fee otherwise receivable from the Fund, which results in lower total operating expenses.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in February 2006, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Multi-Manager Fund (formerly ING International SmallCap Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International SmallCap Multi-Manager Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the second quintile for the five-year period.

In analyzing this performance data, the Board took into account that: (1) a second investment “sleeve” managed by an additional Sub-Adviser was added to the Fund in November 2006 to address capacity constraints; and (2) at that time, the Fund’s strategy was modified to reflect the investment style of the new Sub-Adviser. The Board also noted that, as is discussed below, at its November 2007 meeting the Board would be asked to approve a third Sub-Advisory Contract with a third Sub-Adviser to the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International SmallCap Multi-Manager Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

New Sub-Advisory Contracts for ING International SmallCap Multi-Manager Fund

Batterymarch Financial Management, Inc.

The ING International SmallCap Multi-Manager Fund has been sub-advised by Acadian Asset Management, LLC (f/k/a Acadian Asset Management, Inc.) since March 1, 2005. At its September 21, 2006 meeting, the Board approved a new Sub-Advisory Contract with Batterymarch Financial Management, Inc. (“Batterymarch”) under which Batterymarch would serve as Sub-Adviser to an additional investment sleeve of the Fund. The new Sub-Advisory Contract became effective on November 1, 2006.

In determining whether to approve the Sub-Advisory Contract with Batterymarch, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with Batterymarch included the following: (1) Batterymarch’s presentation before the I/B/F IRC at its September 6, 2006 meeting; (2) memoranda and related materials provided to the Board in

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

advance of its September 21, 2006 meeting discussing: (a) Management’s rationale for recommending that Batterymarch serve as an additional Sub-Adviser to the Fund, (b) the performance of Batterymarch in managing the Batterymarch International Small-Cap Equity Composite (the “Batterymarch Composite”), which is managed in an investment style that mirrors its proposed management of the Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) the expertise of Batterymarch in managing small-capitalization products; (3) FACT sheets for the Fund that provide information about the performance of the Batterymarch Composite and the performance of the Fund’s proposed SPG; (4) Batterymarch’s responses to inquiries from K&L Gates; (5) supporting documentation, including a copy of the form of Sub-Advisory Contract with Batterymarch; (6) an analysis regarding the effect that the proposed Sub-Adviser addition would have on the Adviser’s profitability; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage Batterymarch as a Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of Batterymarch as a manager to similar funds; (2) Batterymarch’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by Batterymarch under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Batterymarch and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Batterymarch and the projected profitability of Batterymarch as one of the Fund’s Sub-Advisers; (6) the costs for the services to be provided by Batterymarch, including that the management fee would not change after the appointment of Batterymarch; (7) the sub-advisory fee payable by the Adviser to Batterymarch and the resulting decrease in the profitability of the Adviser arising out of the addition of a second sub-adviser and the higher sub-advisory fee payable by the Adviser to Batterymarch; (8) Batterymarch’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of Batterymarch in light of the Fund’s investment objective and investor base; and (10) Batterymarch’s Code of Ethics, which had been approved for the Fund by the Board at its September 2006 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions; (1) Batterymarch should be appointed to serve as an additional Sub-Adviser to the Fund under the new Sub-Advisory Agreement with Batterymarch; (2) the sub-advisory fee rate payable by the Adviser to Batterymarch is reasonable in the context of all factors considered by the Board; and (3) Batterymarch maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Fund’s CCO that Batterymarch’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited

As touched upon above, the ING International SmallCap Multi-Manager Fund has been sub-advised and co-sub-advised by Acadian Asset Management, LLC (f/k/a Acadian Asset Management, Inc.) and Batterymarch since March 1, 2005 and November 1, 2006, respectively. At its November 30, 2007 meeting, the Board approved new Sub-Advisory Contracts with Schroder Investment Management North America Inc. (“Schroder Inc.”) and Schroder Investment Management North America Limited (“Schroder Limited,” and together with Schroder Inc., “Schroders”) under which Schroder Inc. would serve as Sub-Adviser and Schroder Limited would serve as Sub-Sub-Adviser to an additional investment sleeve of the Fund. The new Sub-Advisory Contracts became effective on December 17, 2007.

In determining whether to approve these Contracts, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contracts should be approved for the Fund. The materials provided to the Board to inform

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

its consideration of whether to approve the Sub-Advisory Contracts with Schroders included the following: (1) a memorandum discussing: (a) Management’s rationale for recommending an additional Sub-Adviser to the Fund, (b) the reasons Management recommended that Schroders Inc. be added as an additional Sub-Adviser to the Fund, (c) the reasons Management recommended that Schroders Limited be added as a Sub-Sub-Adviser to the Fund, and (d) the performance of Schroders in managing the Schroders’ International Small Companies Composite (the “Schroders Composite”), in an investment style that mirrors their proposed management of the Fund, with such performance being compared against a relevant benchmark index and Morningstar Category average and rank, and (e) the expertise of Schroders in managing small-capitalization products; (2) information about the proposed new portfolio management team for the Fund and the changes that would be made to the Fund’s investment strategies to accommodate Schroders’ investment style in the event Schroders is appointed as an additional sub-adviser and a sub-sub-adviser to the Fund; (3) Schroders’ responses to inquiries from K&L Gates; (4) supporting documentation, including copies of the form of Sub-Advisory Contract and Sub-Sub-Advisory Contract with Schroders; and (5) other information relevant to the Board’s evaluation.

In reaching its decision to engage Schroders Inc. as a Sub-Adviser to the Fund and Schroders Limited as a Sub-Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of Schroders; (2) Schroders’ strength and reputation in the industry; (3) Schroders’ experience and skill in managing the Schroders Composite; (4) the nature and quality of the services to be provided by Schroders under the proposed Sub-Advisory Contracts; (5) the prior performance of the Schroders Composite, compared to (a) the Fund’s benchmark index; and (b) the Fund’s Morningstar category average; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Schroders and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by and the projected profitability of Schroders as the Fund’s additional Sub-Adviser and Sub-Sub-Adviser; (8) the costs for the services to be provided by Schroders, including that the management fee payable by the Fund would not change after the appointment of Schroders; (9) the sub-advisory fee payable by the Adviser to Schroders and the resulting decrease in the profitability of the Adviser arising out of the addition of a second sub-adviser; (10) Schroders’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (11) Schroders’ financial condition; (12) the appropriateness of the selection of Schroders in light of the Fund’s proposed investment objective and investor base; and (13) Schroders’ Code of Ethics, which had been approved for the Fund by the Board at its November 2007 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions; (1) Schroders should be appointed to provide sub-advisory services to the Fund; (2) the sub-advisory fee rate payable by the Adviser to Schroders is reasonable in the context of all factors considered by the Board; and (3) Schroders maintains an appropriate compliance program, with this conclusion based upon based upon, among other things, a representation from the Trusts’ CCO that Schroders’ compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contracts for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) the Fund launched in February 2005 and, therefore, had a limited operating history for the purpose of analyzing Fund performance;

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(2) Management’s representations that it would continue to monitor the Fund’s performance to determine if longer-term performance improves; and (3) Management’s discussions of the reasons why Sub-Adviser’s investment style results in underperformance vis-à-vis peers during certain periods, and its expectation that longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or the I/B/F IRC would periodically review, the Fund’s performance, it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess whether Management’s expectations of improved longer-term performance are realized; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Approval of New Sub-Advisory Contract for ING International Value Choice Fund

Tradewinds Global Investors, LLC (“Tradewinds”) has managed the ING International Value Choice Fund, since April 2006 under the terms of a Sub-Advisory Contract with the Adviser (the “Former Agreement”). (Prior to that, a predecessor of Tradewinds managed the Fund.)

On November 13, 2007, Nuveen Investments, Inc. (“Nuveen”), the parent of Tradewinds, was acquired by Windy City Investments, Inc. (“Windy City”), a corporation formed by private equity investors led by Madison Dearborn Partners, LLC (the “Transaction”). As a result, Tradewinds, previously a wholly-owned subsidiary of Nuveen, became an indirect wholly-owned subsidiary of Windy City. The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as such term is defined under the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the Transaction constituted a sale of a controlling block of voting securities of Tradewinds, resulting in the assignment and automatic termination of the Former Agreement.

In order for management of the Fund to continue uninterrupted after the sale, the Adviser entered into a new Sub-Advisory Contract with Tradewinds effective November 16, 2007 under which Tradewinds has continued to provide day-to-day management services to the Fund (the “New Agreement”). The Transaction did not result in a change to the personnel managing the Fund or its investment strategy.

In anticipation of the Transaction, at a meeting held on September 12, 2007, the Board, including a majority of the Independent Trustees, determined to re-appoint Tradewinds as sub-adviser to the Fund under the New Agreement. In determining whether to approve the New Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for the Fund. The materials provided to the Board in support of the Sub-Advisory Contract with Tradewinds included the following: (1) a memorandum discussing the change of control of Tradewinds and the resulting assignment and automatic termination of the Former Agreement; (2) responses to questions posed by K&L Gates on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Agreement; and (4) other

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by Management and by Tradewinds in connection with its management of the funds in the ING Funds Complex, including the Fund. Such information included, among other things: (1) a detailed analysis of the Fund’s performance, including attribution analyses, provided at regular Board meetings; and (2) a presentation to the I/B/F IRC, at the Committee’s September 11, 2007 meeting, from Tradewinds representatives regarding ING International Value Choice Fund.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to Tradewinds’ management of the Fund; (2) the nature and quality of the services to be provided by Tradewinds under the New Agreement; (3) the personnel, operations, and investment management capabilities of Tradewinds after the consummation of the Transaction, including Tradewinds’ representations that the portfolio management personnel providing day-to-day management services to the Fund would remain in place through the closing of the Transaction and Tradewinds continue to manage assets after the close; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by Tradewinds and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the Fund, or the projected profitability of Tradewinds or the Adviser, in connection with the Transaction; (5) that the sub-advisory fees payable by the Adviser would remain unchanged and would not affect the advisory fee payable by the Fund to the Adviser; (6) Tradewinds’ representations that the Transaction would not adversely affect the nature and quality of services provided to the Fund and that the Transaction was not expected to have a material adverse effect on the ability of Tradewinds to provide those services; (7) Tradewinds’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Fund and other funds in the ING Funds complex; and (8) Tradewinds’ Code of Ethics, which has previously been approved for the Fund and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Tradewinds should be appointed as the Fund’s Sub-Adviser under the New Agreement and continue to provide advisory services to the Fund; and (2) the sub-advisory fee rate payable by the Adviser to Tradewinds is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Fund’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Advisory Contract in November 2008.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the effect of the Russian equity markets on the Fund’s more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Russia Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account Management’s representations that a higher management fee rate is reasonable in order to obtain the Sub-Adviser’s management expertise in the developing Russian markets.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for the one-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three-year periods; (2) the Fund outperformed its primary benchmark for the one-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year period, the fourth quintile for the year-to-date and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15 of the 1940 Act mandates that, when a series of a Trust enters into a new advisory or sub-advisory arrangement, the Board, including a majority of the Independent Trustees, must approve the new arrangement. Therefore, in order for a new series of a Trust to be launched, the Board must approve the Advisory and Sub-Advisory Contracts for that series prior to the commencement of its operations.

ING Asia-Pacific Real Estate Fund

At a meeting held on September 12, 2007, the Board considered the approval of new Advisory and Sub-Advisory Contracts for ING Asia-Pacific Real Estate Fund, a new series of ING Mutual Funds.

In determining whether to approve the Advisory and Sub-Advisory Contracts for ING Asia-Pacific Real Estate Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

support of the Fund’s advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other funds within the ING Funds complex, (b) the experience of the Adviser overseeing sub-advisers to other funds within the ING Fund complex, including ING Clarion Real Estate Securities L.P. (“ING Clarion”), the proposed Sub-Adviser to the Fund; and (c) ING Clarion’s experience in managing real estate investment mandates, including global mandates; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s proposed fee structure to its comparable SPG and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of Sub-Advisers managing other funds in the ING Funds Complex, and by ING Clarion in connection with its management of other ING Funds.

At the September 12, 2007 Meeting, the Board noted that, in managing the Fund, the Adviser and ING Clarion each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 (the “Advisers Act”) that had been previously approved by the Board in connection with other funds in the ING Funds Complex.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex, including other real estate funds managed by ING Clarion; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to ING Clarion; (5) the fairness of the Adviser’s compensation under an Advisory Contract with breakpoint discounts where the asset levels necessary to achieve breakpoint discounts had not yet been achieved; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the average and the median management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is above the average and the median expense ratios of the funds in the Fund’s SPG; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to ING Clarion are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other mutual funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds Complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the September 2007 meeting, with respect to its capabilities as a manager-of-managers in overseeing similar Funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with ING Clarion the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING Clarion as manager to other funds in the ING Funds Complex, including other U.S., global, and international real estate funds; (2) ING Clarion’s strength and reputation in the industry; (3) the information that had been provided by ING Clarion in advance of the September 2007 meeting with respect to ING Clarion’s sub-advisory services, including its performance in managing the international portions of ING Clarion’s global composite; (4) the nature and quality of the services to be provided by ING Clarion under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Clarion, including its management team’s expertise in the management of other funds employing an international or global investment

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

mandate; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of ING Clarion as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by ING Clarion; (8) ING Clarion’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds Complex; (9) ING Clarion’s financial condition; (10) the appropriateness of the selection of ING Clarion in light of the Fund’s proposed investment objectives and prospective investor base; and (11) ING Clarion’s Code of Ethics, which had previously been approved for other ING Funds.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to ING Clarion is reasonable in the context of all factors considered by the Board; and (4) each of the Adviser and ING Clarion maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING European Real Estate Fund

At a meeting held on September 12, 2007, the Board considered the approval of new Advisory and Sub-Advisory Contracts for ING European Real Estate Fund, a new series of ING Mutual Funds.

In determining whether to approve the Advisory and Sub-Advisory Contracts for ING European Real Estate Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other funds within the ING Funds complex, (b) the experience of the Adviser overseeing sub-advisers to other funds within the ING Fund complex, including ING Clarion, the proposed Sub-Adviser to the Fund; and (c) ING Clarion’s experience in managing real estate investment mandates, including global mandates; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s proposed fee structure to its comparable SPG and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing funds in the ING Funds Complex, and by each ING Clarion in connection with its management of other funds in the ING Funds Complex.

At the September 12, 2007 Meeting, the Board noted that, in managing the Fund, the Adviser and ING Clarion each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act that had been previously approved by the Board in connection with other funds in the ING Funds Complex.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex, including other real estate funds managed by ING Clarion; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to ING Clarion; (5) the fairness of the Adviser’s compensation under an Advisory Contract with breakpoint discounts where the asset levels necessary to achieve breakpoint discounts had not yet been achieved; (6) the pricing structure (including the estimated expense ratio to be borne

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the average and higher than the median management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is above the average and higher than the median expense ratios of the funds in the Fund’s SPG; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to ING Clarion are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds Complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the September 2007 meeting, with respect to its capabilities as a manager of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with ING Clarion the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING Clarion as manager to other funds in the ING Funds Complex, including other U.S., global, and international real estate funds; (2) ING Clarion’s strength and reputation in the industry; (3) the information that had been provided by ING Clarion in advance of the September 2007 meeting with respect to ING Clarion’s sub-advisory services, its performance in managing the international portions of ING Clarion’s global composite; (4) the nature and quality of the services to be provided by ING Clarion under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Clarion, including its management team’s expertise in the management of other funds managed in accordance with an international or global investment mandate; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of ING Clarion as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by ING Clarion; (8) ING Clarion’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds Complex; (9) ING Clarion’s financial condition; (10) the appropriateness of the selection of ING Clarion in light of the Fund’s proposed investment objectives and prospective investor base; and (11) ING Clarion’s Code of Ethics, which had previously been approved for other ING Funds.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to ING Clarion is reasonable in the context of all factors considered by the Board; and (4) each of the Adviser and ING Clarion maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING Index Plus LargeCap Equity Fund VII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UINTALL                  (0408-062408)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 9, 2008

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 9, 2008